UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05398

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

Alliance Bernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2009

Date of reporting period: June 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Balanced Wealth Strategy Portfolio

June 30, 2009

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

BALANCED WEALTH STRATEGY PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Balanced Wealth Strategy Portfolio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,049.64	$3.46	0.68%
Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.41	0.68%

Class B
Actual	$1,000	$1,046.89	$4.72	0.93%
Hypothetical (5% return before expenses)	$1,000	$1,020.18	$4.66	0.93%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Bonds & Notes	$29,336,753	7.1%
Federal National Mortgage Association (Preferred Stock and Bonds)	19,458,529	4.7
JPMorgan Chase & Co. (Common Stock and Bonds)	9,454,973	2.3
Federal Home Loan Mortgage Corp. (Preferred Stock and Bonds)	8,348,040	2.0
The Goldman Sachs Group, Inc. (Common Stock and Bonds)	7,201,532	1.7
Federal Home Loan Bank	4,866,037	1.2
Apple, Inc.	4,815,558	1.2
Google, Inc.—Class A	4,527,877	1.1
Exxon Mobil Corp.	4,138,672	1.0
Hewlett-Packard Co.	4,023,465	1.0

	$96,171,436	23.3%

SECURITY TYPE BREAKDOWN

June 30, 2009 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$259,831,323	64.7%
Corporates—Investment Grades	44,020,522	10.9
Governments—Treasuries	31,203,793	7.8
Mortgage Pass-Thru’s	23,211,006	5.8
Commercial Mortgage-Backed Securities	16,707,462	4.2
Agencies	9,411,730	2.3
Corporates—Non-Investment Grades	4,710,644	1.2
Asset-Backed Securities	2,373,770	0.6
Governments—Sovereign Bonds	1,912,012	0.5
Governments—Sovereign Agencies	1,249,318	0.3
Quasi-Sovereigns	1,183,888	0.3
Preferred Stocks	770,400	0.2
Short-Term Investments	3,800,000	0.9
Other**	1,379,864	0.3

Total Investments	$401,765,732	100.0%

*	Long-term investments.

**	“Other” represents less than 0.2% weightings in the following security types: CMOs, Emerging Markets—Corporate Bonds, Emerging Markets—Sovereigns, and Rights.

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–62.9%

FINANCIALS–20.5%
CAPITAL MARKETS–3.0%
Ameriprise Financial, Inc.	6,700	$162,609
Bank of New York Mellon Corp.	13,000	381,030
The Blackstone Group LP	85,775	904,069
Credit Suisse Group AG	27,198	1,246,104
Deutsche Bank AG	13,393	814,173
Franklin Resources, Inc.	5,395	388,494
The Goldman Sachs Group, Inc.	42,144	6,213,711
Julius Baer Holding AG	15,215	591,745
Macquarie Group Ltd.	5,800	181,578
Man Group PLC	132,426	607,026
Morgan Stanley	27,400	781,174

		12,271,713

COMMERCIAL BANKS–3.0%
ABSA Group Ltd.	5,800	82,763
Australia & New Zealand Banking Group Ltd.	34,135	452,373
Banco do Brasil SA	25,500	275,236
Banco Santander Central Hispano SA	61,715	746,023
Barclays PLC	84,700	393,605
BNP Paribas SA	15,834	1,032,577
Commonwealth Bank of Australia	4,200	131,653
Credit Agricole SA	36,962	463,440
Hana Financial Group, Inc.	5,300	112,910
HSBC Holdings PLC	35,761	297,931
Industrial & Commercial Bank of China Ltd.–Class H	536,000	371,280
Intesa Sanpaolo SpA(a)	104,000	336,079
Itau Unibanco Holding SA (ADR)	8,625	136,534
KB Financial Group, Inc.(a)	9,600	320,053
Lloyds Banking Group PLC	293,239	338,043
National Australia Bank Ltd.	20,300	365,729
National Bank of Canada	5,100	235,675
Nordea Bank AB	55,180	438,536
Regions Financial Corp.	44,900	181,396
Societe Generale–Class A	10,625	583,215
Standard Bank Group Ltd.	13,500	155,307
Standard Chartered PLC	52,690	990,730
Sumitomo Mitsui Financial Group, Inc.	7,400	299,443
U.S. Bancorp	55,800	999,936
United Overseas Bank Ltd.	19,000	191,725
Wells Fargo & Co.	87,000	2,110,620
Westpac Banking Corp.	10,900	177,340

		12,220,152

CONSUMER FINANCE–0.2%
Capital One Financial Corp.	33,000	722,040

Company	Shares	U.S. $ Value

DIVERSIFIED FINANCIAL SERVICES–2.4%
Bank of America Corp.	40,300	$531,960
CME Group, Inc.–Class A	4,840	1,505,773
Deutsche Boerse AG	4,632	360,485
Hong Kong Exchanges and Clearing Ltd.	34,800	537,886
ING Group	49,400	500,475
JP Morgan Chase & Co.	193,217	6,590,632

		10,027,211

INSURANCE–1.8%
ACE Ltd.	9,500	420,185
Allianz SE	5,700	525,783
Allstate Corp.	30,900	753,960
Aviva PLC	60,554	340,942
Everest Re Group Ltd.	1,900	135,983
Fairfax Financial Holdings Ltd.	600	150,626
Fidelity National Financial, Inc.–Class A	6,200	83,886
Genworth Financial, Inc.–Class A	39,400	275,406
Hartford Financial Services Group, Inc.	19,700	233,839
Industrial Alliance Insurance and Financial Services, Inc.	700	15,497
ING Canada, Inc.	3,400	99,531
Lincoln National Corp.	23,600	406,156
MetLife, Inc.	29,700	891,297
Muenchener Rueckversicherungs AG (MunichRe)	3,700	499,891
PartnerRe Ltd.	3,600	233,820
Prudential Financial, Inc.	3,800	141,436
QBE Insurance Group Ltd.	19,724	315,625
Sun Life Financial, Inc.	5,200	140,377
Torchmark Corp.	7,600	281,504
The Travelers Co., Inc.	18,400	755,136
Unum Group	26,700	423,462
XL Capital Ltd.–Class A	42,000	481,320

		7,605,662

REAL ESTATE INVESTMENT TRUSTS (REITS)–6.4%
Alexandria Real Estate Equities, Inc.	5,925	212,056
Ascendas Real Estate Investment Trust	484,000	527,676
BioMed Realty Trust, Inc.	20,200	206,646
Boston Properties, Inc.	6,100	290,970
Brandywine Realty Trust	44,350	330,407
British Land Co. PLC	55,206	347,624
Camden Property Trust	6,600	182,160
Canadian Real Estate Investment Trust	32,570	688,838
CapitaMall Trust	222,940	214,418
CBL & Associates Properties, Inc.	35,950	193,770

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Cominar Real Estate Investment Trust	28,929	$385,007
Corio NV	4,200	204,834
Corporate Office Properties Trust	25,100	736,183
Developers Diversified Realty Corp.	67,300	328,424
Dexus Property Group	1,030,461	619,983
DiamondRock Hospitality Co.	31,700	198,442
Digital Realty Trust, Inc.	17,600	630,960
Duke Realty Corp.	22,300	195,571
DuPont Fabros Technology, Inc.	26,500	249,630
Entertainment Properties Trust	15,150	312,090
Equity Residential	4,850	107,815
Eurocommercial Properties NV	6,600	203,837
Extra Space Storage, Inc.	27,800	232,130
First Potomac Realty Trust	19,400	189,150
Fonciere Des Regions	3,600	271,433
Government Properties Income Trust(a)	11,450	235,068
H&R Real Estate Investment Trust	23,800	224,669
HCP, Inc.	16,850	357,051
Health Care REIT, Inc.	9,700	330,770
Home Properties, Inc.	9,600	327,360
Hospitality Properties Trust	9,200	109,388
Host Hotels & Resorts, Inc.	23,729	199,086
ING Office Fund	550,500	203,409
Japan Real Estate Investment Corp.–Class A	41	340,092
Kenedix Realty Investment Corp.–Class A	27	93,107
Kilroy Realty Corp.	4,050	83,187
Kimco Realty Corp.	6,100	61,305
Kite Realty Group Trust	62,800	183,376
Klepierre	37,762	978,592
Land Securities Group PLC	91,372	710,558
LaSalle Hotel Properties	7,200	88,848
Liberty International PLC	21,900	143,567
The Link REIT	104,500	222,095
Macerich Co.	12,411	218,558
Mack-Cali Realty Corp.	25,500	581,400
Macquarie CountryWide Trust	123,911	53,945
Mercialys SA	6,324	195,388
Mid-America Apartment Communities, Inc.	8,850	324,883
Morguard Real Estate Investment Trust	33,600	278,760
National Retail Properties, Inc.	10,597	183,858
Nationwide Health Properties, Inc.	9,400	241,956
Nomura Real Estate Office Fund, Inc.–Class A	77	489,527
Orix JREIT, Inc.–Class A	26	119,046
Primaris Retail Real Estate Investment Trust	40,983	417,176

Company	Shares	U.S. $ Value

ProLogis	36,725	$296,003
Public Storage	5,600	366,688
Rayonier, Inc.	10,100	367,135
Realty Income Corp.	4,700	103,024
Regency Centers Corp.	10,250	357,828
RioCan Real Estate Investment Trust (OTC US)	23,587	309,856
RioCan Real Estate Investment Trust (Toronto)	1,400	18,391
Simon Property Group, Inc.	24,385	1,254,121
SL Green Realty Corp.	6,250	143,375
Societe Immobiliere de Location pour l’Industrie et le Commerce	2,100	185,785
Stockland	118,580	305,881
Sunstone Hotel Investors, Inc.	53,113	284,155
Tanger Factory Outlet Centers	10,600	343,758
Taubman Centers, Inc.	11,650	312,919
UDR, Inc.	18,100	186,973
Unibail-Rodamco	14,878	2,224,474
Ventas, Inc.	23,100	689,766
Vornado Realty Trust	7,190	323,766
Weingarten Realty Investors	19,700	285,847
Wereldhave NV	4,600	342,911
Westfield Group	191,828	1,755,669

		26,514,404

REAL ESTATE MANAGEMENT & DEVELOPMENT–3.7%
Agile Property Holdings Ltd.	310,000	441,659
Brookfield Properties Corp. (New York)	28,225	224,953
China Overseas Land & Investment Ltd.	290,000	669,317
China Vanke Co. Ltd.–Class B	239,623	345,366
Citycon Oyj	10,642	27,792
First Capital Realty, Inc.	15,800	226,306
GAGFAH SA	24,800	206,060
Henderson Land Development Co. Ltd.	181,000	1,032,827
Hufvudstaden AB–Class A	11,888	73,964
Jones Lang LaSalle, Inc.	4,500	147,285
Kerry Properties Ltd.	148,131	645,261
Lend Lease Corp. Ltd.	174,203	980,332
Mitsubishi Estate Co., Ltd.	61,000	1,012,702
Mitsui Fudosan Co., Ltd.	102,100	1,770,839
Multiplan Empreendimentos Imobiliarios SA	61,300	625,357
New World Development Co., Ltd.	716,051	1,288,912
NTT Urban Development Corp.	943	909,035
Savills PLC	42,600	201,398
Sino-Ocean Land Holdings Ltd.	316,500	359,390
Sumitomo Realty & Development	52,000	949,452
Sun Hung Kai Properties Ltd.	189,700	2,355,657

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Swire Pacific Ltd.	22,500	$225,853
Yanlord Land Group Ltd.	358,000	561,249

		15,280,966

		84,642,148

INFORMATION TECHNOLOGY–7.4%
COMMUNICATIONS EQUIPMENT–1.8%
Cisco Systems, Inc.(a)	110,250	2,055,060
Motorola, Inc.	148,685	985,782
Nokia OYJ	32,700	478,963
QUALCOMM, Inc.	72,800	3,290,560
Research In Motion Ltd.(a)	2,948	209,455
Telefonaktiebolaget LM Ericsson–Class B	38,000	374,354

		7,394,174

COMPUTERS & PERIPHERALS–2.4%
Apple, Inc.(a)	33,810	4,815,558
Compal Electronics, Inc.	56,561	45,744
Fujitsu Ltd.	65,000	353,095
Hewlett-Packard Co.	104,100	4,023,465
Lenovo Group Ltd.	98,000	36,570
Toshiba Corp.	98,000	355,049
Western Digital Corp.(a)	11,500	304,750

		9,934,231

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.6%
AU Optronics Corp.	177,000	170,862
Corning, Inc.	35,000	562,100
FUJIFILM Holdings Corp.	8,200	260,963
Hitachi High-Technologies Corp.	4,000	67,962
Keyence Corp.	1,000	203,729
Kyocera Corp.	2,000	150,148
Nippon Electric Glass Co. Ltd.	28,000	313,025
Tyco Electronics Ltd.	40,400	751,036

		2,479,825

INTERNET SOFTWARE & SERVICES–1.3%
Google, Inc.–Class A(a)	10,740	4,527,877
Telecity Group PLC(a)	57,700	283,285
Tencent Holdings Ltd.	27,000	313,270

		5,124,432

IT SERVICES–0.2%
Visa, Inc.–Class A	13,100	815,606

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.9%
Altera Corp.	20,200	328,856
ASML Holding NV	16,800	364,141
Intel Corp.	104,100	1,722,855
Samsung Electronics (Preference Shares)	200	60,983
Samsung Electronics Co. Ltd.	1,040	480,859

Company	Shares	U.S. $ Value

Taiwan Semiconductor Manufacturing Co. Ltd.	137,000	$224,844
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored ADR)	74,400	700,104
United Microelectronics Corp.	126	42

		3,882,684

SOFTWARE–0.2%
SAP AG	5,559	224,130
Symantec Corp.(a)	36,700	571,052

		795,182

		30,426,134

ENERGY–7.0%
ENERGY EQUIPMENT & SERVICES–1.4%
Cameron International Corp.(a)	31,950	904,185
ENSCO International, Inc.	6,100	212,707
Halliburton Co.	7,400	153,180
National Oilwell Varco, Inc.(a)	11,900	388,654
Rowan Cos., Inc.	12,000	231,840
Saipem SpA	19,800	483,747
Schlumberger Ltd.	59,930	3,242,812
Tenaris SA	27,508	375,264

		5,992,389

OIL, GAS & CONSUMABLE FUELS–5.6%
Apache Corp.	30,500	2,200,575
BG Group PLC	47,035	792,054
BP PLC	96,700	764,105
Chevron Corp.	41,500	2,749,375
ConocoPhillips	38,000	1,598,280
Devon Energy Corp.	20,800	1,133,600
ENI SpA	20,300	481,458
EOG Resources, Inc.	14,925	1,013,706
Exxon Mobil Corp.	59,200	4,138,672
LUKOIL (OTC US) (Sponsored ADR)	10,650	473,776
Nexen, Inc.	3,020	65,611
Occidental Petroleum Corp.	29,000	1,908,490
Petro-Canada	11,200	432,536
Petroleo Brasileiro SA (ADR)	27,200	1,114,656
Petroleo Brasileiro SA (Sponsored ADR)	6,500	216,840
PTT PCL	23,000	157,969
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	36,200	907,073
StatoilHydro ASA	56,205	1,110,227
Suncor Energy Inc(a)	7,800	237,189
Sunoco, Inc.	3,300	76,560
Tatneft (Sponsored ADR)	16,333	401,234
Total SA	17,849	967,429

		22,941,415

		28,933,804

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE–6.5%
BIOTECHNOLOGY–1.5%
Amgen, Inc.(a)	12,700	$672,338
Celgene Corp.(a)	33,250	1,590,680
Gilead Sciences, Inc.(a)	81,450	3,815,118

		6,078,136

HEALTH CARE EQUIPMENT & SUPPLIES–0.6%
Alcon, Inc.	8,886	1,031,842
Baxter International, Inc.	17,355	919,121
Covidien PLC	6,400	239,616
St. Jude Medical, Inc.(a)	4,100	168,510

		2,359,089

HEALTH CARE PROVIDERS & SERVICES–0.5%
Cardinal Health, Inc.	17,300	528,515
Celesio AG	3,800	87,292
Fresenius Medical Care AG & Co. KGaA	3,700	166,265
Medco Health Solutions, Inc.(a)	29,050	1,324,970

		2,107,042

PHARMACEUTICALS–3.9%
AstraZeneca PLC	15,500	683,433
Bayer AG	9,200	494,410
Bristol-Myers Squibb Co.	17,400	353,394
Eli Lilly & Co.	21,300	737,832
GlaxoSmithKline PLC	42,663	753,569
Johnson & Johnson	20,400	1,158,720
Merck & Co., Inc.	76,200	2,130,552
Novartis AG	12,954	527,321
Novo Nordisk A/S–Class B	10,328	562,517
Pfizer, Inc.	170,600	2,559,000
Roche Holding AG	4,638	631,938
Sanofi-Aventis	22,559	1,333,009
Schering-Plough Corp.	47,700	1,198,224
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	65,273	3,220,570

		16,344,489

		26,888,756

CONSUMER DISCRETIONARY–6.0%
AUTO COMPONENTS–0.1%
Denso Corp.	9,200	235,820
Magna International, Inc.–Class A	2,500	106,070

		341,890

AUTOMOBILES–0.6%
Bayerische Motoren Werke AG	6,075	229,484
Honda Motor Co. Ltd.	11,700	321,877
Isuzu Motors Ltd.	76,000	121,927
Nissan Motor Co. Ltd.	70,900	430,284
Renault SA(a)	12,700	469,221

Company	Shares	U.S. $ Value

Toyota Motor Corp.	7,000	$264,722
Toyota Motor Corp. (Sponsored ADR)	5,800	438,074

		2,275,589

DISTRIBUTORS–0.0%
Li & Fung Ltd.	56,000	149,522

HOTELS, RESTAURANTS & LEISURE–0.7%
Accor SA	1,000	39,843
Carnival PLC	21,954	584,714
Compass Group PLC	52,895	298,576
McDonald’s Corp.	28,400	1,632,716
TABCORP Holdings Ltd.	24,000	138,123
Thomas Cook Group PLC	31,100	105,381
TUI Travel PLC	28,600	109,328

		2,908,681

HOUSEHOLD DURABLES–0.3%
DR Horton, Inc.	25,900	242,424
Electrolux AB Series B(a)	6,700	93,730
MRV Engenharia e Participacoes SA	19,800	268,379
Sharp Corp.	26,000	269,730
Sony Corp.	9,600	250,455
Whirlpool Corp.	3,000	127,680

		1,252,398

INTERNET & CATALOG RETAIL–0.1%
Amazon.Com, Inc.(a)	6,600	552,156

LEISURE EQUIPMENT & PRODUCTS–0.0%
Namco Bandai Holdings, Inc.	6,300	69,097

MEDIA–2.0%
British Sky Broadcasting Group PLC	28,490	213,866
CBS Corp.–Class B	81,100	561,212
Comcast Corp.–Class A	13,700	198,513
Lagardere SCA	2,900	96,684
Liberty Media Corp.–Entertainment Series A(a)	18,700	500,225
News Corp.–Class A	165,000	1,503,150
Pearson PLC	16,607	167,237
SES SA (FDR)	23,445	448,317
Time Warner Cable, Inc.–Class A	47,500	1,504,325
Time Warner, Inc.	55,933	1,408,952
Viacom, Inc.–Class B(a)	28,400	644,680
The Walt Disney Co.	48,577	1,133,301

		8,380,462

MULTILINE RETAIL–1.0%
JC Penney Co., Inc.	18,700	536,877
Kohl’s Corp.(a)	46,840	2,002,410
Macy’s, Inc.	27,800	326,928
Next PLC	11,505	278,747
Target Corp.	27,360	1,079,899

		4,224,861

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

SPECIALTY RETAIL–1.0%
AutoNation, Inc.(a)	22,700	$393,845
Foot Locker, Inc.	13,700	143,439
The Gap, Inc.	14,000	229,600
Hennes & Mauritz AB– Class B	4,810	240,184
Home Depot, Inc.	30,500	720,715
Kingfisher PLC	119,487	350,558
Limited Brands, Inc.	35,400	423,738
Lowe’s Cos, Inc.	76,500	1,484,865

		3,986,944

TEXTILES, APPAREL & LUXURY GOODS–0.2%
Jones Apparel Group, Inc.	12,600	135,198
Nike, Inc.–Class B	5,900	305,502
VF Corp.	3,900	215,865
Yue Yuen Industrial Holdings Ltd.	9,000	21,171

		677,736

		24,819,336

CONSUMER STAPLES–4.7%
BEVERAGES–0.8%
Anheuser-Busch InBev NV	13,390	485,516
The Coca-Cola Co.	3,725	178,763
Coca-Cola Enterprises, Inc.	37,200	619,380
Pepsi Bottling Group, Inc.	14,300	483,912
PepsiCo, Inc.	28,650	1,574,604

		3,342,175

FOOD & STAPLES RETAILING–1.3%
Aeon Co. Ltd.	19,500	192,406
Casino Guichard Perrachon SA	3,100	209,950
Costco Wholesale Corp.	36,650	1,674,905
Delhaize Group	3,800	267,537
Koninklijke Ahold NV	26,060	300,433
The Kroger Co.	12,500	275,625
Metro AG	3,400	162,446
Safeway, Inc.	20,300	413,511
Sysco Corp.	15,000	337,200
Tesco PLC	155,117	905,859
Wal-Mart Stores, Inc.	16,750	811,370

		5,551,242

FOOD PRODUCTS–1.2%
Archer-Daniels-Midland Co.	37,700	1,009,229
Associated British Foods PLC	25,000	314,957
Bunge Ltd.	12,300	741,075
ConAgra Foods, Inc.	27,600	526,056
Del Monte Foods Co.	9,100	85,358
General Mills, Inc.	4,800	268,896
Kraft Foods, Inc.–Class A	25,800	653,772
Nestle SA	14,322	540,776
Sara Lee Corp.	12,700	123,952
Smithfield Foods, Inc.(a)	17,800	248,666

Company	Shares	U.S. $ Value

Suedzucker AG	1,500	$30,402
Tyson Foods, Inc.–Class A	29,800	375,778

		4,918,917

HOUSEHOLD PRODUCTS–0.7%
Colgate-Palmolive Co.	5,500	389,070
Kimberly-Clark Corp.	4,300	225,449
Procter & Gamble Co.	36,121	1,845,783
Reckitt Benckiser Group PLC	14,661	669,537

		3,129,839

PERSONAL PRODUCTS–0.1%
L’Oreal SA	3,224	242,006

TOBACCO–0.6%
Altria Group, Inc.	52,800	865,392
British American Tobacco PLC	26,088	720,137
Lorillard, Inc.	6,500	440,505
Reynolds American, Inc.	10,000	386,200

		2,412,234

		19,596,413

INDUSTRIALS–4.0%
AEROSPACE & DEFENSE–0.4%
BAE Systems PLC	63,380	354,169
Boeing Co.	2,800	119,000
Bombardier, Inc.–Class B	32,400	96,101
Northrop Grumman Corp.	12,200	557,296
Raytheon Co.	10,100	448,743

		1,575,309

AIR FREIGHT & LOGISTICS–0.2%
Deutsche Post AG	24,880	324,858
FedEx Corp.	10,200	567,324

		892,182

AIRLINES–0.1%
Deutsche Lufthansa AG	4,200	52,746
Qantas Airways Ltd.	65,664	106,330

		159,076

BUILDING PRODUCTS–0.1%
Masco Corp.	37,200	356,376

CONSTRUCTION & ENGINEERING–0.0%
China Railway Construction Corp. Ltd.–Class H(a)	102,500	157,295

ELECTRICAL EQUIPMENT–0.9%
Cooper Industries Ltd.–Class A	16,200	503,010
Emerson Electric Co.	36,020	1,167,048
Furukawa Electric Co. Ltd.	5,000	22,493
Gamesa Corp. Tecnologica SA	19,480	371,390
Schneider Electric SA	4,278	327,431

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Vestas Wind Systems A/S(a)	6,188	$444,080
Vestas Wind Systems A/S (ADR)(a)	35,600	849,060

		3,684,512

INDUSTRIAL CONGLOMERATES–0.3%
Bidvest Group Ltd.	15,756	197,710
General Electric Co.	78,900	924,708
Textron, Inc.	25,600	247,296

		1,369,714

MACHINERY–1.0%
Atlas Copco AB–Class A	23,454	236,163
Caterpillar, Inc.	10,700	353,528
Crane Co.	6,000	133,860
Danaher Corp.	17,500	1,080,450
Deere & Co.	4,700	187,765
Dover Corp.	5,800	191,922
Illinois Tool Works, Inc.	23,400	873,756
MAN AG	2,942	181,020
NGK Insulators Ltd.	13,000	264,963
SPX Corp.	4,300	210,571
Terex Corp.(a)	17,300	208,811
Vallourec	700	85,560
Volvo AB–Class B	36,250	224,516

		4,232,885

MARINE–0.1%
Mitsui OSK Lines Ltd.	40,000	258,494

PROFESSIONAL SERVICES–0.1%
Adecco SA	2,100	87,774
Randstad Holding NV(a)	6,300	175,080

		262,854

ROAD & RAIL–0.4%
Burlington Northern Santa Fe Corp.	2,600	191,204
East Japan Railway Co.	3,400	204,700
Hertz Global Holdings, Inc.(a)	32,100	256,479
Union Pacific Corp.	17,500	911,050

		1,563,433

TRADING COMPANIES & DISTRIBUTORS–0.4%
Mitsubishi Corp.	40,900	754,737
Mitsui & Co. Ltd.	78,200	926,645
Wolseley PLC(a)	5,000	95,716

		1,777,098

TRANSPORTATION INFRASTRUCTURE–0.0%
Macquarie Infrastructure Group	69,600	80,010

		16,369,238

MATERIALS–2.9%
CHEMICALS–1.2%
Air Products & Chemicals, Inc.	13,500	871,965

Company	Shares	U.S. $ Value

BASF SE	11,000	$438,260
E.I. Du Pont de Nemours & Co.	41,000	1,050,420
Eastman Chemical Co.	11,600	439,640
JSR Corp.	11,500	196,979
Mitsubishi Chemical Holdings Corp.	38,500	162,845
Mitsui Chemicals, Inc.	400	1,275
Monsanto Co.	13,485	1,002,475
Syngenta AG	2,636	613,307

		4,777,166

CONSTRUCTION MATERIALS–0.1%
CRH PLC (Dublin)	1,831	42,084
CRH PLC (London)	10,928	250,268

		292,352

CONTAINERS & PACKAGING–0.0%
Amcor Ltd.	17,780	71,494

METALS & MINING–1.6%
Anglo American PLC	8,200	239,760
ArcelorMittal (Euronext Amsterdam)	29,628	980,485
ArcelorMittal (Luxembourg)	4,400	146,907
ArcelorMittal (New York)	21,700	717,836
Barrick Gold Corp.	11,147	375,193
BHP Billiton Ltd.	6,400	175,334
BHP Billiton PLC	23,756	535,427
Freeport-McMoRan Copper & Gold, Inc.	28,400	1,423,124
JFE Holdings, Inc.	4,900	164,627
MMC Norilsk Nickel (ADR)(a)	21,150	192,465
Nucor Corp.	5,200	231,036
Rio Tinto PLC	6,170	213,676
Rio Tinto PLC (Sponsored ADR)	2,500	409,675
Sumitomo Metal Mining Co. Ltd.	14,000	196,670
Vale SA (Sponsored ADR)–Class B	18,700	329,681
Xstrata PLC	25,500	277,140
Yamato Kogyo Co. Ltd.	700	20,608

		6,629,644

PAPER & FOREST PRODUCTS–0.0%
Svenska Cellulosa AB–Class B	4,600	48,431

		11,819,087

TELECOMMUNICATION SERVICES–2.4%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.9%
AT&T, Inc.	125,800	3,124,872
BCE, Inc.	5,700	117,612

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Bezeq Israeli Telecommunication Corp. Ltd.	51,400	$94,878
Deutsche Telekom AG	39,900	471,720
France Telecom SA	19,100	434,595
Nippon Telegraph & Telephone Corp.	7,200	293,223
Telecom Corp. of New Zealand Ltd.	95,485	167,519
Telecom Italia SpA (ordinary shares)	217,300	301,284
Telecom Italia SpA (savings shares)	148,800	146,585
Telefonica SA	70,343	1,597,467
TELUS Corp.–Class A	4,100	105,747
Verizon Communications, Inc.	32,000	983,360

		7,838,862

WIRELESS TELECOMMUNICATION SERVICES–0.5%
KDDI Corp.	49	259,996
MTN Group Ltd.	12,492	191,858
Sprint Nextel Corp.(a)	166,800	802,308
Vodafone Group PLC	429,753	835,843

		2,090,005

		9,928,867

UTILITIES–1.5%
ELECTRIC UTILITIES–0.5%
American Electric Power Co., Inc.	15,000	433,350
CEZ	6,600	294,996
E.ON AG	16,426	583,090
Edison International	17,600	553,696
Entergy Corp.	900	69,768
Pinnacle West Capital Corp.	5,700	171,855
The Tokyo Electric Power Co., Inc.	4,400	113,130

		2,219,885

GAS UTILITIES–0.0%
Atmos Energy Corp.	2,800	70,112

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.1%
Drax Group PLC	18,100	131,019
Iberdrola Renovables SA(a)	36,800	168,712
RRI Energy, Inc.(a)	37,200	186,372

		486,103

MULTI-UTILITIES–0.9%
Alliant Energy Corp.	13,100	342,303
Ameren Corp.	4,100	102,049
Centrica PLC	229,185	842,721
CMS Energy Corp.	11,900	143,752
Consolidated Edison, Inc.	3,500	130,970
Dominion Resources, Inc.	15,300	511,326
GDF Suez	6,174	231,107
National Grid PLC	21,142	190,779

Company	Shares	U.S. $ Value

NiSource, Inc.	39,400	$459,404
RWE AG	4,850	382,469
Xcel Energy, Inc.	16,000	294,560

		3,631,440

		6,407,540

Total Common Stocks (cost $266,310,626)		259,831,323

	Principal Amount (000)
CORPORATES– INVESTMENT GRADES–10.7%
INDUSTRIAL–5.7%
BASIC–0.8%
Alcoa, Inc. 6.75%, 7/15/18	$145	128,641
ArcelorMittal 6.125%, 6/01/18	330	288,750
6.50%, 4/15/14	105	100,592
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	203	228,469
The Dow Chemical Co. 7.375%, 11/01/29	15	13,632
7.60%, 5/15/14	195	200,850
8.55%, 5/15/19	145	145,258
EI Du Pont de Nemours & Co. 5.875%, 1/15/14	176	190,592
Freeport-McMoRan Copper & Gold, Inc. 8.25%, 4/01/15	160	161,600
8.375%, 4/01/17	185	186,388
Inco Ltd. 7.75%, 5/15/12	80	86,194
International Paper Co. 5.30%, 4/01/15	219	200,849
7.40%, 6/15/14	235	233,933
7.95%, 6/15/18	190	183,301
Packaging Corp. of America 5.75%, 8/01/13	30	28,833
PPG Industries, Inc. 5.75%, 3/15/13	250	259,869
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18	345	345,201
Weyerhaeuser Co. 6.75%, 3/15/12	265	265,096
7.375%, 3/15/32	110	87,797

		3,335,845

CAPITAL GOODS–0.4%
Boeing Co. 6.00%, 3/15/19	295	321,676
John Deere Capital Corp. 5.25%, 10/01/12	300	316,894
Lafarge SA 6.15%, 7/15/11	172	173,846

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Tyco International Finance SA 6.00%, 11/15/13	$200	$203,364
8.50%, 1/15/19	140	155,229
United Technologies Corp. 4.875%, 5/01/15	181	192,470
Vulcan Materials Co. 5.60%, 11/30/12	90	92,932

		1,456,411

COMMUNICATIONS– MEDIA–0.7%
British Sky Broadcasting Group PLC 8.20%, 7/15/09	20	20,012
BSKYB Finance UK PLC 5.625%, 10/15/15(b)	175	172,300
CBS Corp. 8.875%, 5/15/19	330	321,621
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	180	210,446
Comcast Corp. 5.30%, 1/15/14	230	237,854
5.50%, 3/15/11	275	286,147
News America, Inc. 6.55%, 3/15/33	45	40,276
9.25%, 2/01/13	144	164,187
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	140	159,065
RR Donnelley & Sons Co. 4.95%, 4/01/14	25	21,763
5.50%, 5/15/15	120	102,998
11.25%, 2/01/19	190	201,140
Time Warner Cable, Inc. 7.50%, 4/01/14	145	159,731
Time Warner Entertainment Co. 8.375%, 3/15/23	311	342,917
WPP Finance UK 5.875%, 6/15/14	150	140,032
8.00%, 9/15/14	350	355,435

		2,935,924

COMMUNICATIONS– TELECOMMUNICATIONS–1.2%
AT&T Corp. 7.30%, 11/15/11	125	137,080
8.00%, 11/15/31	15	17,313
BellSouth Corp. 5.20%, 9/15/14	94	97,857
British Telecommunications PLC 9.125%, 12/15/10(c)	375	398,277
Embarq Corp. 6.738%, 6/01/13	190	191,794
7.082%, 6/01/16	498	486,343
New Cingular Wireless Services, Inc. 7.875%, 3/01/11	275	296,578
8.75%, 3/01/31	160	195,010

Company	Principal Amount (000)	U.S. $ Value

Pacific Bell Telephone Co. 6.625%, 10/15/34	$230	$219,430
Qwest Corp. 7.50%, 10/01/14	295	281,356
7.875%, 9/01/11	265	265,000
8.875%, 3/15/12	230	231,725
Telecom Italia Capital SA 4.00%, 1/15/10	440	442,109
6.00%, 9/30/34	65	54,899
6.175%, 6/18/14	305	308,439
6.375%, 11/15/33	60	53,325
Telus Corp. 8.00%, 6/01/11	65	69,763
US Cellular Corp. 6.70%, 12/15/33	250	239,492
Verizon Communications, Inc. 4.90%, 9/15/15	168	167,802
5.25%, 4/15/13	225	236,133
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12	154	161,434
Vodafone Group PLC 5.50%, 6/15/11	220	231,483
7.75%, 2/15/10	85	87,874
7.875%, 2/15/30	100	114,697

		4,985,213

CONSUMER CYCLICAL– AUTOMOTIVE–0.1%
Daimler Finance North America LLC 5.75%, 9/08/11	135	137,753

CONSUMER CYCLICAL–ENTERTAINMENT–0.1%
Time Warner, Inc. 6.875%, 5/01/12	210	224,646
The Walt Disney Co. 5.50%, 3/15/19	240	251,553

		476,199

CONSUMER CYCLICAL–OTHER–0.1%
Marriott International, Inc. Series J 5.625%, 2/15/13	216	213,243
MDC Holdings, Inc. 5.50%, 5/15/13	140	135,503
Toll Brothers Finance Corp. 6.875%, 11/15/12	135	130,083

		478,829

CONSUMER CYCLICAL–RETAILERS–0.1%
CVS Caremark Corp. 6.125%, 8/15/16	100	103,590
Wal-Mart Stores, Inc. 4.25%, 4/15/13	125	129,877

		233,467

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

CONSUMER NON-CYCLICAL–1.2%
Avon Products, Inc. 6.50%, 3/01/19	$305	$334,283
Bottling Group LLC 6.95%, 3/15/14	265	302,254
Bunge Ltd. Finance Corp. 5.10%, 7/15/15	69	63,271
5.875%, 5/15/13	180	179,167
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(b)	260	256,723
Campbell Soup Co. 6.75%, 2/15/11	260	281,288
The Coca-Cola Co. 5.35%, 11/15/17	280	299,025
ConAgra Foods, Inc. 7.875%, 9/15/10	3	3,179
Diageo Capital PLC 7.375%, 1/15/14	265	299,836
Fisher Scientific International, Inc. 6.125%, 7/01/15	196	196,735
6.75%, 8/15/14	29	29,804
Fortune Brands, Inc. 4.875%, 12/01/13	201	195,677
Johnson & Johnson 5.55%, 8/15/17	270	293,464
Kraft Foods, Inc. 4.125%, 11/12/09	115	116,207
5.25%, 10/01/13	179	185,089
The Kroger Co. 6.80%, 12/15/18	79	84,559
Pepsico, Inc. 4.65%, 2/15/13	285	299,194
Pfizer, Inc. 5.35%, 3/15/15	295	317,007
The Procter & Gamble Co. 4.70%, 2/15/19	294	298,158
Reynolds American, Inc. 7.25%, 6/01/13	150	154,253
7.625%, 6/01/16	250	250,749
Safeway, Inc. 4.95%, 8/16/10	90	91,848
6.50%, 3/01/11	15	15,886
Whirlpool Corp. 8.60%, 5/01/14	45	47,025
Wyeth 5.50%, 2/01/14	210	224,749

		4,819,430

ENERGY–0.5%
Amerada Hess Corp. 7.875%, 10/01/29	80	86,772
Apache Corp. 5.25%, 4/15/13	165	173,323
Baker Hughes, Inc. 6.50%, 11/15/13	150	166,371

Company	Principal Amount (000)	U.S. $ Value

Canadian Natural Resources Ltd. 5.15%, 2/01/13	$100	$101,762
Conoco, Inc. 6.95%, 4/15/29	66	71,116
Nabors Industries, Inc. 9.25%, 1/15/19(b)	315	363,188
Noble Energy, Inc. 8.25%, 3/01/19	303	344,736
The Premcor Refining Group, Inc. 7.50%, 6/15/15	161	167,042
Valero Energy Corp. 4.75%, 6/15/13	80	76,559
6.875%, 4/15/12	290	308,389
Weatherford International Ltd. 5.15%, 3/15/13	125	124,670

		1,983,928

SERVICES–0.0%
The Western Union Co. 5.93%, 10/01/16	90	90,864

TECHNOLOGY–0.5%
Cisco Systems, Inc. 5.25%, 2/22/11	280	295,243
Computer Sciences Corp. 5.50%, 3/15/13	180	179,053
Dell, Inc. 5.625%, 4/15/14	185	195,382
Electronic Data Systems Corp. Series B 6.00%, 8/01/13	375	409,368
Motorola, Inc. 6.50%, 9/01/25	175	122,500
7.50%, 5/15/25	35	26,775
7.625%, 11/15/10	49	49,852
Oracle Corp. 4.95%, 4/15/13	147	153,932
5.25%, 1/15/16	390	408,102
Xerox Corp. 7.625%, 6/15/13	55	55,398
8.25%, 5/15/14	280	291,161

		2,186,766

TRANSPORTATION– AIRLINES–0.0%
Southwest Airlines Co. 5.25%, 10/01/14	92	88,653

TRANSPORTATION– RAILROAD–0.0%
Canadian Pacific Railway Co. 6.50%, 5/15/18	58	57,644
CSX Corp. 5.50%, 8/01/13	35	35,623

		93,267

		23,302,549

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

FINANCIAL INSTITUTIONS–3.9%
BANKING–2.5%
American Express Co. 8.125%, 5/20/19	$325	$337,262
ANZ National International Ltd. 6.20%, 7/19/13(b)	335	345,871
Bank of America Corp. 4.50%, 8/01/10	260	261,269
4.875%, 1/15/13	285	281,571
7.375%, 5/15/14	340	351,225
Barclays Bank PLC 5.45%, 9/12/12	620	646,418
8.55%, 6/15/11(b)(d)	50	33,500
BBVA International Preferred SA Unipersonal 5.919%, 4/18/17(d)	130	76,700
The Bear Stearns Co., Inc. 5.55%, 1/22/17	290	268,759
5.70%, 11/15/14	190	193,585
7.625%, 12/07/09	223	228,648
Citigroup, Inc. 4.625%, 8/03/10	175	174,128
5.50%, 4/11/13	230	215,566
6.50%, 8/19/13	260	252,558
8.50%, 5/22/19	475	483,189
Compass Bank 5.50%, 4/01/20	215	160,220
Countrywide Financial Corp. 6.25%, 5/15/16	92	81,620
5.80%, 6/07/12	96	96,598
Countrywide Home Loans, Inc. Series L 4.00%, 3/22/11	59	58,227
Credit Suisse First Boston USA, Inc. 5.50%, 8/15/13	120	125,071
The Goldman Sachs Group, Inc. 4.75%, 7/15/13	200	200,267
5.125%, 1/15/15	140	137,708
7.35%, 10/01/09	60	60,921
7.50%, 2/15/19	550	588,925
JP Morgan Chase & Co. 6.75%, 2/01/11	160	167,274
JP Morgan Chase Capital XXV Series Y 6.80%, 10/01/37	51	43,860
Marshall & Ilsley Bank 4.85%, 6/16/15	250	180,479
5.00%, 1/17/17	205	139,957
Merrill Lynch & Co., Inc. 6.05%, 5/16/16	245	219,372
Morgan Stanley 5.05%, 1/21/11	100	101,972
5.30%, 3/01/13	135	136,737
6.60%, 4/01/12	145	153,520
5.625%, 1/09/12	210	214,915
6.625%, 4/01/18	345	343,933

Company	Principal Amount (000)	U.S. $ Value

National Capital Trust II 5.486%, 12/29/49(b)(d)	$91	$60,060
National City Bank of Cleveland Ohio 6.25%, 3/15/11	250	255,341
North Fork Bancorporation, Inc. 5.875%, 8/15/12	100	91,575
Rabobank Nederland 11.00%, 6/30/19(b)(d)	95	105,688
Regions Financial Corp. 6.375%, 5/15/12	275	252,297
Royal Bank of Scotland Group PLC 5.00%, 10/01/14	205	163,879
SouthTrust Corp. 5.80%, 6/15/14	225	223,394
Sovereign Bancorp, Inc. 4.80%, 9/01/10	155	151,403
UBS Preferred Funding Trust I 8.622%, 10/01/10(d)	40	28,484
UBS Preferred Funding Trust II 7.247%, 6/26/11(d)	250	148,604
Unicredito Italiano Capital Trust II 9.20%, 10/05/10(b)(d)	330	212,518
Union Bank of California 5.95%, 5/11/16	250	231,274
Union Planters Corp. 7.75%, 3/01/11	183	177,623
Wachovia Corp. 5.50%, 5/01/13	320	330,561
Wells Fargo & Co. 4.20%, 1/15/10	85	85,979
5.625%, 12/11/17	295	290,378

		10,170,883

BROKERAGE–0.0%
Lazard Group 6.85%, 6/15/17	160	146,985

FINANCE–0.4%
General Electric Capital Corp. 4.80%, 5/01/13	315	315,343
5.625%, 5/01/18	480	453,976
Series A 4.375%, 11/21/11	25	25,120
HSBC Finance Corp. 7.00%, 5/15/12	125	128,871
International Lease Finance Corp. 5.65%, 6/01/14	28	20,290
SLM Corp. 5.125%, 8/27/12	65	55,598
5.40%, 10/25/11	185	166,387
Series A 5.375%, 1/15/13–5/15/14	650	534,455

		1,700,040

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

INSURANCE–0.7%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	$160	$135,486
The Allstate Corp. 6.125%, 5/15/37(d)	235	172,725
Assurant, Inc. 5.625%, 2/15/14	135	120,414
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10	115	118,563
Genworth Financial, Inc. 6.515%, 5/22/18	315	210,555
ING Capital Funding Trust III 8.439%, 12/31/10(d)	200	126,000
ING Groep NV 5.775%, 12/08/15(d)	65	38,025
Liberty Mutual Group, Inc. 5.75%, 3/15/14(b)	165	130,631
Lincoln National Corp. 8.75%, 7/01/19	98	98,830
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(b)	185	196,450
Nationwide Mutual Insurance Co. 5.81%, 12/15/24(b)(d)	500	293,621
Principal Financial Group, Inc. 7.875%, 5/15/14	260	273,908
Prudential Financial, Inc. 6.20%, 1/15/15	45	43,992
7.375%, 6/15/19	35	34,364
5.15%, 1/15/13	205	198,941
UnitedHealth Group, Inc. 4.125%, 8/15/09	67	67,100
5.25%, 3/15/11	280	288,970
WellPoint, Inc. 4.25%, 12/15/09	148	149,758
5.25%, 1/15/16	50	47,371
XL Capital Ltd. 5.25%, 9/15/14	135	113,301

		2,859,005

REITS–0.3%
ERP Operating LP 5.25%, 9/15/14	105	99,685
HCP, Inc. 5.95%, 9/15/11	340	332,766
Healthcare Realty Trust, Inc. 5.125%, 4/01/14	131	115,457
8.125%, 5/01/11	225	224,141
Nationwide Health Properties, Inc. 6.50%, 7/15/11	180	177,331
Simon Property Group LP 5.00%, 3/01/12	90	89,717
5.625%, 8/15/14	179	170,924

		1,210,021

		16,086,934

Company	Principal Amount (000)	U.S. $ Value

UTILITY–0.9%
ELECTRIC–0.6%
Carolina Power & Light Co. 6.50%, 7/15/12	$275	$299,538
Exelon Corp. 6.75%, 5/01/11	25	26,094
FirstEnergy Corp. Series B 6.45%, 11/15/11	290	302,690
Series C 7.375%, 11/15/31	275	259,561
FPL Group Capital, Inc. 6.35%, 10/01/66(d)	55	42,900
6.65%, 6/15/67(d)	170	136,000
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	170	181,051
Nisource Finance Corp. 6.80%, 1/15/19	330	309,241
7.875%, 11/15/10	40	41,316
Pacific Gas & Electric Co. 4.80%, 3/01/14	200	210,556
6.05%, 3/01/34	38	39,423
Progress Energy, Inc. 7.10%, 3/01/11	19	20,208
Public Service Company of Colorado Series 10 7.875%, 10/01/12	130	150,608
The Southern Co. Series A 5.30%, 1/15/12	114	119,700
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(b)	488	482,321

		2,621,207

NATURAL GAS–0.2%
Duke Energy Field Services Corp. 7.875%, 8/16/10	15	15,691
Energy Transfer Partners LP 6.70%, 7/01/18	195	199,349
7.50%, 7/01/38	225	236,281
Enterprise Products Operating LLC Series G 5.60%, 10/15/14	125	128,467
Texas Eastern Transmission Corp. 7.30%, 12/01/10	160	165,660
TransCanada Pipelines Ltd. 6.35%, 5/15/67(d)	120	83,400
Williams Co., Inc. 7.875%, 9/01/21	214	210,790

		1,039,638

OTHER UTILITY–0.1%
Veolia Environnement 6.00%, 6/01/18	210	214,044

		3,874,889

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company		Principal Amount (000)	U.S. $ Value

NON CORPORATE SECTORS–0.2%
AGENCIES–NOT GOVERNMENT GUARANTEED–0.2%
Gaz Capital SA 6.212%, 11/22/16(b)		$510	$428,400
TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(b)		345	327,750

			756,150

Total Corporates–Investment Grades (cost $44,759,309)			44,020,522

GOVERNMENTS–TREASURIES–7.6%
TREASURIES–7.6%
SWEDEN–0.5%
Sweden Government Bond Series 1045 5.25%, 3/15/11	SEK	6,815	943,878
Series 1046 5.50%, 10/08/12		6,435	923,162

			1,867,040

UNITED STATES–7.1%
U.S. Treasury Bonds 3.75%, 11/15/18		$7,230	7,354,862
4.50%, 2/15/36		2,330	2,400,264
U.S. Treasury Notes 0.875%, 2/28/11– 5/31/11		8,440	8,421,058
1.75%, 1/31/14		10,065	9,781,972
2.125%, 1/31/10		1,365	1,378,597

			29,336,753

Total Governments–Treasuries (cost $30,977,392)			31,203,793

MORTGAGE PASS-THRU’S–5.6%
AGENCY FIXED RATE 30-YEAR–5.2%
Federal Home Loan Mortgage Corp. Gold Series 2005 4.50%, 8/01/35– 10/01/35		1,797	1,794,819
5.50%, 1/01/35		1,877	1,946,310
Series 2007 5.50%, 7/01/35		201	209,103
Series 2008 6.50%, 5/01/35		73	78,831
Federal National Mortgage Association Series 2003 5.00%, 11/01/33		581	594,309
Series 2004 5.50%, 2/01/34–11/01/34		839	870,801
6.00%, 9/01/34–11/01/34		720	757,177

Company	Principal Amount (000)	U.S. $ Value

Series 2005 4.50%, 8/01/35	$625	$625,660
Series 2006 5.00%, 2/01/36	2,197	2,244,138
6.00%, 3/01/36	317	332,236
Series 2007 4.50%, 9/01/35–1/01/36	1,815	1,819,176
5.00%, 11/01/35–7/01/36	619	632,630
5.50%, 1/01/37–8/01/37	3,154	3,271,700
Series 2008 5.50%, 8/01/37	1,470	1,522,700
6.00%, 3/01/37	3,025	3,173,747
Government National Mortgage Association Series 2008 6.50%, 12/20/38	961	1,018,368
Series 2009 5.50%, 2/15/39	549	567,878

		21,459,583

AGENCY ARMS–0.4%
Federal Home Loan Mortgage Corporation Series 2008 5.621%, 11/01/37(e)	335	351,106
Federal National Mortgage Association Series 2006 5.454%, 2/01/36(e)	373	389,279
5.816%, 11/01/36(e)	94	98,273
6.235%, 3/01/36	273	287,094
Series 2007 4.725%, 3/01/34(e)	617	625,671

		1,751,423

Total Mortgage Pass-Thru’s (cost $22,552,461)		23,211,006

COMMERCIAL MORTGAGE-BACKED SECURITIES–4.0%
NON-AGENCY FIXED RATE CMBS–4.0%
Banc of America Commercial Mortgage, Inc. Series 2001-PB1, Class A2 5.787%, 5/11/35	1,027	1,041,589
Series 2004-4, Class A3 4.128%, 7/10/42	167	166,983
Series 2004-6, Class A2 4.161%, 12/10/42	132	131,502
Series 2005-6, Class A4 5.351%, 9/10/47	315	273,688
Series 2006-5, Class A4 5.414%, 9/10/47	355	283,059
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW12, Class A4 5.903%, 9/11/38	250	217,418

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Series 2007-PW18, Class A4 5.70%, 6/11/50	$280	$222,445
Citigroup Commercial Mortgage Trust Series 2004-C1, Class A4 5.545%, 4/15/40	110	98,330
Series 2008-C7, Class A4 6.299%, 12/10/49	440	359,716
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	130	94,778
Series 2007-C9, Class A4 6.01%, 12/10/49	650	516,595
Credit Suisse Mortgage Capital Certificates
Series 2006-C3, Class A3 6.02%, 6/15/38	620	452,521
Series 2006-C4, Class A3 5.467%, 9/15/39	235	164,438
Series 2006-C5, Class A3 5.311%, 12/15/39	345	236,455
CS First Boston Mortgage Securities Corp. Series 2003-CK2, Class A2 3.861%, 3/15/36	3	2,503
Series 2004-C1, Class A4 4.75%, 1/15/37	70	62,608
Series 2005-C1, Class A4 5.014%, 2/15/38	260	219,474
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	360	352,321
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A4 4.799%, 8/10/42	85	72,342
Series 2007-GG9, Class A2 5.381%, 3/10/39	520	488,238
Series 2007-GG9, Class A4 5.444%, 3/10/39	410	326,817
GS Mortgage Securities Corp. II Series 2001-ROCK, Class C 6.878%, 5/03/18(b)	605	654,002
Series 2004-GG2, Class A6 5.396%, 8/10/38	80	71,322
Series 2006-GG8, Class A2 5.479%, 11/10/39	185	172,674
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38	60	54,490
Series 2005-CB11, Class A4 5.335%, 8/12/37	170	151,318
Series 2005-LDP3, Class A2 4.851%, 8/15/42	100	95,573

Company	Principal Amount (000)	U.S. $ Value

Series 2005-LDP4, Class A2 4.79%, 10/15/42	$188	$185,736
Series 2005-LDP5, Class A2 5.198%, 12/15/44	60	58,069
Series 2006-CB14, Class A4 5.481%, 12/12/44	315	254,240
Series 2006-CB15, Class A4 5.814%, 6/12/43	595	467,981
Series 2006-CB16, Class A4 5.552%, 5/12/45	335	269,211
Series 2006-CB17, Class A4 5.429%, 12/12/43	350	282,950
Series 2007-CB18, Class A4 5.44%, 6/12/47	445	335,088
Series 2007-LD11, Class A4 6.007%, 6/15/49	195	148,909
Series 2007-LDPX, Class A3 5.42%, 1/15/49	475	349,642
LB-UBS Commercial Mortgage Trust Series 2003-C3, Class A4 4.166%, 5/15/32	150	137,670
Series 2004-C4, Class A4 5.409%, 6/15/29	40	34,646
Series 2004-C8, Class A2 4.201%, 12/15/29	122	121,542
Series 2005-C1, Class A4 4.742%, 2/15/30	120	105,197
Series 2005-C7, Class A4 5.197%, 11/15/30	50	42,942
Series 2006-C1, Class A4 5.156%, 2/15/31	1,095	911,913
Series 2006-C3, Class A4 5.661%, 3/15/39	285	239,773
Series 2006-C4, Class A4 6.08%, 6/15/38	275	230,249
Series 2006-C6, Class A4 5.372%, 9/15/39	660	535,135
Series 2006-C7, Class A3 5.347%, 11/15/38	195	155,016
Series 2007-C1, Class A4 5.424%, 2/15/40	210	152,645
Series 2008-C1, Class A2 6.317%, 4/15/41	650	531,832
Merrill Lynch Mortgage Trust Series 2005-CKI1, Class A6 5.415%, 11/12/37	40	33,930
Series 2005-MKB2, Class A2 4.806%, 9/12/42	320	317,110
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 6.104%, 6/12/46	110	90,399
Series 2006-3, Class A4 5.414%, 7/12/46	480	361,363
Series 2007-9, Class A4 5.70%, 9/12/49	440	303,485
Morgan Stanley Capital I Series 2004-HQ4, Class A5 4.59%, 4/14/40	190	178,099

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Series 2005-HQ5, Class A4 5.168%, 1/14/42	$1,035	$933,050
Series 2007-IQ15, Class A4 6.076%, 6/11/49	90	67,779
Series 2007-T27, Class A4 5.803%, 6/11/42	210	176,203
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45	630	503,620
Series 2007-C31, Class A4 5.509%, 4/15/47	190	126,018
Series 2007-C32, Class A2 5.924%, 6/15/49	640	597,296
Series 2007-C32, Class A3 5.929%, 6/15/49	625	434,050

		16,655,987

NON-AGENCY FLOATING RATE CMBS–0.0%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 0.758%, 3/06/20(b)(e)	75	51,475

Total Commercial Mortgage-Backed Securities (cost $19,588,994)		16,707,462

AGENCIES–2.3%
AGENCY DEBENTURES–2.3%
Citigroup Funding, Inc.–FDIC Insured 0.936%, 5/05/11(e)	2,175	2,177,384
Federal Home Loan Bank 4.625%, 10/10/12	115	124,296
5.00%, 11/17/17	885	941,741
Federal Home Loan Mortgage Corp. 5.125%, 11/17/17	3,610	3,962,076
Federal National Mortgage Association 6.25%, 5/15/29	740	868,779
6.625%, 11/15/30	1,092	1,337,454

Total Agencies (cost $9,259,393)		9,411,730

CORPORATES–NON- INVESTMENT GRADES–1.1%
INDUSTRIAL–0.6%
BASIC–0.1%
Ineos Group Holdings PLC 8.50%, 2/15/16(b)	75	23,250
Stora Enso Oyj 7.375%, 5/15/11	175	165,721
United States Steel Corp. 5.65%, 6/01/13	251	225,906
6.05%, 6/01/17	10	8,529
Westvaco Corp. 8.20%, 1/15/30	15	13,251

		436,657

Company	Principal Amount (000)	U.S. $ Value

CAPITAL GOODS–0.2%
Hanson Australia Funding Ltd. 5.25%, 3/15/13	$120	$94,356
Masco Corp. 6.125%, 10/03/16	275	230,889
Mohawk Industries, Inc. 6.625%, 1/15/16	245	217,702
Owens Corning, Inc. 6.50%, 12/01/16	178	156,028
Textron Financial Corp. 4.60%, 5/03/10	40	38,200
5.125%, 2/03/11	73	66,997
5.40%, 4/28/13	53	43,395

		847,567

COMMUNICATIONS– MEDIA–0.0%
Cablevision Systems Corp. Series B 8.00%, 4/15/12	45	44,550
Clear Channel Communications, Inc. 5.50%, 9/15/14	185	40,700
DirecTV Holdings LLC 6.375%, 6/15/15	40	37,000
Univision Communications, Inc. 12.00%, 7/01/14(b)	36	33,480

		155,730

COMMUNICATIONS– TELECOMMUNICATIONS–0.0%
Qwest Communications International, Inc. 7.50%, 2/15/14	25	22,812
Series B 7.50%, 2/15/14	15	13,688

		36,500

CONSUMER CYCLICAL– AUTOMOTIVE–0.1%
Ford Motor Credit Co. 7.375%, 10/28/09	160	158,628

CONSUMER CYCLICAL– OTHER–0.2%
Centex Corp. 5.45%, 8/15/12	99	93,307
Sheraton Holding Corp. 7.375%, 11/15/15	262	241,040
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13	250	232,500
7.875%, 5/01/12	212	195,040
Wyndham Worldwide Corp. 6.00%, 12/01/16	70	54,747

		816,634

AllianceBernstein Variable Products Series Fund

Company		Principal Amount (000)	U.S. $ Value

CONSUMER CYCLICAL–RETAILERS–0.0%
Limited Brands, Inc. 6.90%, 7/15/17		$25	$21,633

CONSUMER NON-CYCLICAL–0.0%
Bausch & Lomb, Inc. 9.875%, 11/01/15		130	124,150
HCA, Inc. 8.50%, 4/15/19(b)		35	34,387

			158,537

TRANSPORTATION– AIRLINES–0.0%
UAL Pass Through Trust Series 2007-1 Series 071A 6.636%, 7/02/22		79	59,353

			2,691,239

FINANCIAL INSTITUTIONS–0.4%
BANKING–0.3%
ABN Amro Bank NV 4.31%, 3/10/16(d)	EUR	90	51,765
BankAmerica Capital II Series 2 8.00%, 12/15/26		$94	78,010
Commerzbank Capital Funding Trust I 5.012%, 4/12/16(d)	EUR	200	89,783
Dexia Credit Local 4.30%, 11/18/15(d)		300	151,509
HBOS Capital Funding LP 4.939%, 5/23/16(d)		56	25,925
HBOS Euro Finance LP 7.627%, 12/09/11(d)		75	42,086
KBC Bank Funding Trust III 9.86%, 11/29/49(b)(d)		$247	108,680
Lloyds Banking Group PLC 5.92%, 10/01/15(b)(d)		100	35,000
6.267%, 11/14/16(b)(d)		450	153,000
6.657%, 5/21/37(b)(d)		400	144,000
Northern Rock PLC 5.60%, 4/30/14(b)(d)		445	89,000
RBS Capital Trust III 5.512%, 9/30/14(d)		125	51,250
Zions Bancorp 5.50%, 11/16/15		35	25,193

			1,045,201

BROKERAGE–0.0%
Lehman Brothers Holdings, Inc. 7.875%, 11/01/09–8/15/10(f)		370	54,575
5.00%, 1/14/11(f)		80	11,800
6.20%, 9/26/14(f)		33	4,867

Company	Principal Amount (000)	U.S. $ Value

Series G 4.80%, 3/13/14(f)	$42	$6,195

		77,437

FINANCE–0.1%
American General Finance Corp. 4.875%, 7/15/12	45	26,640
5.85%, 6/01/13	100	57,364
CIT Group, Inc. 5.00%, 2/01/15	205	120,747
5.85%, 9/15/16	155	87,506
7.625%, 11/30/12	290	198,576
5.125%, 9/30/14	40	23,577

		514,410

INSURANCE–0.0%
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)	65	36,400

REITS–0.0%
AMR REAL ESTATE PTR/FIN 7.125%, 2/15/13	45	40,613

		1,714,061

UTILITY–0.1%
ELECTRIC–0.1%
Dynegy Holdings, Inc. 8.375%, 5/01/16	115	97,462
Edison Mission Energy 7.00%, 5/15/17	95	72,913
NRG Energy, Inc. 7.25%, 2/01/14	105	101,850
7.375%, 2/01/16	35	33,119

		305,344

Total Corporates–Non-Investment Grades (cost $6,201,315)		4,710,644

ASSET-BACKED SECURITIES–0.6%
CREDIT CARDS–FLOATING RATE–0.3%
Chase Issuance Trust FRN Series 2007-A1, Class A1
0.339%, 3/15/13(e)	640	628,259
MBNA Credit Card Master Note Trust FRN Series 2005-A9, Class A9 0.359%, 4/15/13(e)	660	649,153

		1,277,412

HOME EQUITY LOANS–FLOATING RATE–0.2%
Bear Stearns Asset Backed Securities, Inc. Series 2007-HE3, Class M1
0.764%, 4/25/37(e)	100	2,100
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33(c)	219	183,609

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

HFC Home Equity Loan Asset Backed Certificates Series 2007-1, Class M1
0.695%, 3/20/36(e)	$365	$134,827
Home Equity Asset Trust Series 2007-3, Class M1
0.664%, 8/25/37(e)	275	6,848
Indymac Residential Asset Backed Trust Series 2006-D, Class 2A2
0.424%, 11/25/36(e)	295	207,774
IXIS Real Estate Capital Trust Series 2006-HE3, Class A2
0.414%, 1/25/37(e)	174	124,304
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1
0.444%, 4/25/37(e)	232	154,253
Option One Mortgage Loan Trust Series 2007-2, Class M1
0.674%, 3/25/37(e)	125	2,787
RAAC Series Series 2006-SP3, Class A1
0.394%, 8/25/36(e)	48	44,645
Residential Asset Securities Corp. Series 2003-KS3, Class A2
0.914%, 5/25/33(e)	2	1,024
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2
0.444%, 7/25/37(e)	300	98,307

		960,478

HOME EQUITY LOANS–FIXED RATE–0.1%
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3
5.81%, 11/25/36	569	103,395
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB7, Class AF2
5.147%, 11/25/35	8	7,978
Home Equity Mortgage Trust Series 2005-4, Class A3
4.742%, 1/25/36	19	18,400
Residential Funding Mortgage Securities II, Inc. Series 2005-HI2, Class A3
4.46%, 5/25/35	6	6,107

		135,880

Total Asset-Backed Securities (cost $3,944,079)		2,373,770

Company		Principal Amount (000)	U.S. $ Value

GOVERNMENTS–SOVEREIGN BONDS–0.5%
BRAZIL–0.2%
Republic of Brazil 8.25%, 1/20/34		$765	$910,350

PERU–0.2%
Republic of Peru 8.375%, 5/03/16		180	207,450
9.875%, 2/06/15		410	501,225

			708,675

RUSSIA–0.1%
Russian Federation 7.50%, 3/31/30(b)		298	292,987

Total Governments–Sovereign Bonds (cost $1,776,406)			1,912,012

GOVERNMENTS–SOVEREIGN AGENCIES–0.3%
UNITED KINGDOM–0.3%
Barclays Bank PLC Series E 2.875%, 12/23/11	GBP	330	549,324
The Royal Bank of Scotland PLC 2.625%, 5/11/12(b)		$695	699,994

Total Governments–Sovereign Agencies (cost $1,172,761)			1,249,318

QUASI-SOVEREIGNS–0.3%
RUSSIA–0.3%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(b)		295	253,700
7.75%, 5/29/18(b)		1,025	930,188

Total Quasi-Sovereigns (cost $1,306,739)			1,183,888

	Shares
PREFERRED STOCKS–0.2%
UTILITY–0.1%
OTHER UTILITY–0.1%
Dte Energy Trust I 7.80%		20,000	498,400

INDUSTRIAL–0.1%
COMMUNICATIONS– TELECOMMUNICATIONS–0.1%
Centaur Funding Corp. 9.08%(b)		200	161,000

FINANCIAL INSTITUTIONS–0.0%
BANKING–0.0%
Royal Bank of Scotland Group PLC 5.75%		10,000	97,500

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

NON CORPORATE SECTORS–0.0%
AGENCIES–GOVERNMENT SPONSORED–0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%	4,750	$5,795
Federal National Mortgage Association 8.25%	5,750	7,705

		13,500

Total Preferred Stocks (cost $1,245,116)		770,400

	Principal Amount (000)
CMOS–0.2%
NON-AGENCY ARMS–0.1%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.317%, 2/25/36(d)	$175	73,883
Series 2006-3, Class 22A1 5.956%, 5/25/36(d)	237	111,446
Series 2007-1, Class 21A1 5.663%, 1/25/47(d)	59	27,176
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.122%, 5/25/35(d)	109	73,152
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(e)	118	69,722
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.119%, 6/26/35(b)	107	96,259
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.844%, 5/25/36(d)	74	31,716

		483,354

NON-AGENCY FLOATING RATE–0.1%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 2.34%, 12/25/35(e)	51	23,631
Series 2006-OA14, Class 3A1 2.19%, 11/25/46(e)	180	62,542
Series 2007-OA3, Class M1 0.624%, 4/25/47(e)	185	2,611
Lehman XS Trust Series 2007-4N, Class M1 0.764%, 3/25/47(e)	265	1,913

		90,697

Company	Principal Amount (000)	U.S. $ Value

NON-AGENCY FIXED RATE–0.0%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	$79	$65,743

Total CMOs (cost $1,637,084)		639,794

EMERGING MARKETS–SOVEREIGNS–0.1%
INDONESIA–0.1%
Indonesia Government International Bond 11.625%, 3/04/19(b) (cost $481,551)	485	618,375

EMERGING MARKETS– CORPORATE BONDS–0.0%
INDUSTRIAL–0.0%
BASIC–0.0%
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(b) (cost $100,000)	100	84,500

	Shares
RIGHTS–0.0%
MATERIALS–0.0%
METALS & MINING–0.0%
Rio Tinto PLC(a)	3,239	37,195

FINANCIALS–0.0%
DIVERSIFIED FINANCIAL SERVICES–0.0%
Fortis(a)	5,366	0

Total Rights (cost $47,999)		37,195

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.9%
AGENCY DISCOUNT NOTES–0.9%
Federal Home Loan Bank Discount Notes Zero Coupon, 7/01/09 (cost $3,800,000)	$3,800	3,800,000

TOTAL INVESTMENTS–97.3% (cost $415,161,225)		401,765,732
Other assets less liabilities–2.7%		11,305,268

NET ASSETS–100.0%		$413,071,000

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
DJ EURO STOXX 50	10	September 2009	$340,794	$336,406	$(4,388)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 8/17/09	1,279	$901,567	$1,026,968	$125,401
Australian Dollar settling 8/17/09	195	146,474	156,574	10,100
Australian Dollar settling 8/17/09	1,210	918,995	971,565	52,570
Australian Dollar settling 8/17/09	1,455	1,119,783	1,168,287	48,504
Australian Dollar settling 8/17/09	2,103	1,612,160	1,688,596	76,436
Australian Dollar settling 8/17/09	1,061	827,601	851,926	24,325
Australian Dollar settling 8/17/09	165	131,142	132,486	1,344
Australian Dollar settling 8/17/09	306	243,276	245,701	2,425
Australian Dollar settling 8/17/09	207	167,231	166,210	(1,021)
Australian Dollar settling 8/17/09	337	263,972	270,593	6,621
Australian Dollar settling 9/15/09	1,413	1,121,597	1,132,186	10,589
British Pound settling 8/17/09	254	399,158	417,862	18,704
British Pound settling 8/17/09	290	461,869	477,087	15,218
British Pound settling 8/17/09	212	343,726	348,767	5,041
British Pound settling 8/17/09	416	679,183	684,373	5,190
British Pound settling 8/17/09	1,251	2,038,004	2,058,053	20,049
British Pound settling 8/17/09	380	626,468	625,148	(1,320)
British Pound settling 9/15/09	131	211,825	215,494	3,669
British Pound settling 9/15/09	715	1,172,007	1,176,171	4,164
Canadian Dollar settling 8/17/09	92	81,143	79,117	(2,026)
Canadian Dollar settling 8/17/09	211	182,858	181,453	(1,405)
Euro settling 8/17/09	184	245,327	258,122	12,795
Euro settling 8/17/09	2,664	3,619,976	3,737,153	117,177
Euro settling 8/17/09	359	509,277	503,618	(5,659)
Euro settling 8/17/09	574	814,104	805,227	(8,877)
Euro settling 8/17/09	558	772,439	782,782	10,343
Japanese Yen settling 8/17/09	20,046	204,624	208,198	3,574
Japanese Yen settling 8/17/09	32,574	329,730	338,315	8,585
Japanese Yen settling 8/17/09	284,229	2,958,130	2,952,012	(6,118)
Japanese Yen settling 8/17/09	353,695	3,681,102	3,673,488	(7,614)
Japanese Yen settling 8/17/09	86,814	912,199	901,653	(10,546)
Japanese Yen settling 8/17/09	18,365	192,970	190,739	(2,231)
Japanese Yen settling 9/15/09	131,062	1,344,570	1,361,665	17,095
New Zealand Dollar settling 8/17/09	598	358,411	384,752	26,341
New Zealand Dollar settling 8/17/09	699	451,205	449,736	(1,469)
New Zealand Dollar settling 8/17/09	1,360	858,976	875,023	16,047
New Zealand Dollar settling 9/15/09	1,772	1,103,282	1,137,970	34,688
Norwegian Krone settling 8/17/09	880	135,177	136,688	1,511
Norwegian Krone settling 8/17/09	5,772	891,993	896,549	4,556
Norwegian Krone settling 8/17/09	8,963	1,385,124	1,392,199	7,075

AllianceBernstein Variable Products Series Fund

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts: (continued)
Norwegian Krone settling 8/17/09	9,978	$1,552,755	$1,549,856	$(2,899)
Norwegian Krone settling 9/15/09	5,737	900,204	890,481	(9,723)
Swedish Krona settling 8/17/09	7,937	1,048,121	1,028,705	(19,416)
Swedish Krona settling 8/17/09	1,597	210,892	206,985	(3,907)
Swedish Krona settling 8/17/09	1,056	133,433	136,867	3,434
Swiss Franc settling 8/17/09	310	281,384	285,472	4,088

Sale Contracts:
British Pound settling 8/17/09	563	823,303	926,206	(102,903)
British Pound settling 8/17/09	202	303,828	332,315	(28,487)
British Pound settling 8/17/09	207	310,438	340,541	(30,103)
British Pound settling 8/17/09	193	291,613	317,509	(25,896)
British Pound settling 8/17/09	95	144,789	156,287	(11,498)
British Pound settling 8/17/09	1,056	1,635,512	1,737,254	(101,742)
British Pound settling 8/17/09	5,195	8,045,912	8,546,432	(500,520)
British Pound settling 8/25/09	317	519,503	522,037	(2,534)
Canadian Dollar settling 8/17/09	289	246,703	248,531	(1,828)
Canadian Dollar settling 8/17/09	1,738	1,502,655	1,494,622	8,033
Canadian Dollar settling 8/17/09	260	224,793	223,591	1,202
Canadian Dollar settling 8/17/09	156	142,648	134,155	8,493
Canadian Dollar settling 8/17/09	409	364,657	351,726	12,931
Canadian Dollar settling 9/15/09	1,801	1,632,228	1,549,061	83,167
Euro settling 7/08/09	12	15,577	16,355	(778)
Euro settling 7/08/09	121	161,364	169,398	(8,034)
Euro settling 7/08/09	6	8,566	8,623	(57)
Euro settling 7/08/09	35	49,147	48,630	517
Euro settling 7/08/09	20	28,055	28,031	24
Euro settling 7/08/09	82	113,779	115,318	(1,539)
Euro settling 8/17/09	558	767,250	782,782	(15,532)
Euro settling 8/17/09	362	505,678	507,827	(2,149)
Euro settling 8/17/09	117	162,736	164,132	(1,396)
Euro settling 8/17/09	1,128	1,588,449	1,582,398	6,051
Euro settling 9/15/09	266	372,765	373,111	(346)
Japanese Yen settling 8/17/09	48,196	509,267	500,565	8,702
Japanese Yen settling 8/17/09	105,218	1,108,725	1,092,798	15,927
Japanese Yen settling 8/17/09	86,700	897,701	900,469	(2,768)
Japanese Yen settling 8/17/09	135,845	1,411,348	1,410,891	457
Japanese Yen settling 8/17/09	45,339	460,107	470,892	(10,785)
Japanese Yen settling 8/17/09	639	6,518	6,637	(119)
Japanese Yen settling 8/17/09	86,814	885,450	901,653	(16,203)
Japanese Yen settling 8/17/09	268,607	2,805,295	2,789,761	15,534
Japanese Yen settling 8/17/09	145,888	1,523,635	1,515,198	8,437
Japanese Yen settling 9/15/09	33,686	351,335	349,980	1,355
Norwegian Krone settling 8/17/09	9,843	1,524,628	1,528,887	(4,259)
Swedish Krona settling 7/28/09	14,752	1,950,397	1,912,059	38,338
Swedish Krona settling 8/17/09	1,057	134,669	136,997	(2,328)
Swedish Krona settling 8/17/09	6,880	893,646	891,709	1,937
Swedish Krona settling 8/17/09	5,522	717,255	715,700	1,555
Swedish Krona settling 8/17/09	7,712	972,890	999,543	(26,653)

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2009	Unrealized Appreciation/ (Depreciation)
Sale Contracts: (continued)
Swiss Franc settling 8/17/09	140	$124,180	$128,923	$(4,743)
Swiss Franc settling 8/17/09	310	279,068	285,472	(6,404)
Swiss Franc settling 8/17/09	1,646	1,481,762	1,515,763	(34,001)
Swiss Franc settling 8/17/09	228	209,810	209,960	(150)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the aggregate market value of these securities amounted to $7,908,698 or 1.9% of net assets.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2009.

(d)	Variable rate coupon, rate shown as of June 30, 2009.

(e)	Floating Rate Security. Stated interest rate was in effect at June 30, 2009.

(f)	Security is in default and is non-income producing.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of June 30, 2009, the fund’s total exposure to subprime investments was 0.38% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Currency Abbreviations:

EUR—Euro Dollar

GBP—Great British Pound

SEK—Swedish Krona

Glossary:

ADR—American Depositary Receipt

ARMS—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

FDR—Fiduciary Depositary Receipt

FRN—Floating Rate Note

LP—Limited Partnership

OJSC—Open Joint Stock Company

REIT—Real Estate Investment Trust

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $415,161,225)	$401,765,732
Cash	6,726,073
Foreign currencies, at value (cost $809,456)	856,574 (a)
Unrealized appreciation of forward currency exchange contracts	910,319
Receivable for investment securities sold and foreign currency contracts	4,239,648
Dividends and interest receivable	2,001,165
Receivable for capital stock sold	451,456

Total assets	416,950,967

LIABILITIES
Unrealized depreciation of forward currency exchange contracts	1,027,986
Payable for investment securities purchased	2,377,774
Advisory fee payable	185,088
Payable for capital stock redeemed	71,669
Distribution fee payable	70,692
Administrative fee payable	28,413
Payable for variation margin on futures contracts	4,770
Transfer Agent fee payable	124
Accrued expenses	113,451

Total liabilities	3,879,967

NET ASSETS	$413,071,000

COMPOSITION OF NET ASSETS
Capital stock, at par	$46,362
Additional paid-in capital	508,347,631
Undistributed net investment income	3,354,137
Accumulated net realized loss on investment and foreign currency transactions	(85,179,286)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(13,497,844)

$413,071,000

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$64,933,131	7,250,799	$8.96
B	$348,137,869	39,110,994	$8.90

(a)	An amount equivalent to U.S. $40,129 has been segregated to collateralize margin requirements for the open futures contracts outstanding at June 30, 2009.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $226,999)	$3,825,511
Interest	3,145,298

Total investment income	6,970,809

EXPENSES
Advisory fee (see Note B)	986,713
Distribution fee—Class B	371,348
Transfer agency—Class A	265
Transfer agency—Class B	1,298
Custodian	108,049
Administrative	45,840
Audit	31,760
Legal	14,632
Printing	12,860
Directors’ fees	1,250
Miscellaneous	17,817

Total expenses	1,591,832

Net investment income	5,378,977

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(45,604,897)
Futures	29,428
Foreign currency transactions	(269,255)
Net change in unrealized appreciation/depreciation of:
Investments	61,282,885
Futures	(8,572)
Foreign currency denominated assets and liabilities	(1,527,376)

Net gain on investment and foreign currency transactions	13,902,213

NET INCREASE IN NET ASSETS FROM OPERATIONS	$19,281,190

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,378,977		$6,628,409
Net realized loss on investment and foreign currency transactions	(45,844,724)		(35,604,381)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	59,746,937		(79,848,031)
Contributions from Adviser	–0	–	6

Net increase (decrease) in net assets from operations	19,281,190		(108,823,997)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(716,042)		(296)
Class B	(3,162,663)		(7,557,243)
Net realized gain on investment and foreign currency transactions
Class A	–0	–	(217)
Class B	–0	–	(5,342,366)
CAPITAL STOCK TRANSACTIONS
Net increase	44,180,584		263,761,629

Total increase	59,583,069		142,037,510
NET ASSETS
Beginning of period	353,487,931		211,450,421

End of period (including undistributed net investment income of $3,354,137 and $1,853,865, respectively)	$413,071,000		$353,487,931

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2009:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Common Stocks - U.S.	$156,277,835		$–0	–	$–0	–	$156,277,835
Common Stocks - Foreign	16,499,428		86,896,091		157,969		103,553,488
Corporates - Investment Grades	–0	–	42,918,501		1,102,021		44,020,522
Governments - Treasuries	–0	–	31,203,793		–0	–	31,203,793
Mortgage Pass-Thru’s	–0	–	23,211,006		–0	–	23,211,006
Commercial Mortgage-Backed Securities	–0	–	16,556,145		151,317		16,707,462
Agencies	–0	–	9,411,730		–0	–	9,411,730
Corporates - Non-Investment Grades	–0	–	4,545,661		164,983		4,710,644
Asset-Backed Securities	–0	–	1,277,412		1,096,358		2,373,770
Governments - Sovereign Bonds	–0	–	708,675		1,203,337		1,912,012
Governments - Sovereign Agencies	–0	–	1,249,318		–0	–	1,249,318
Quasi-Sovereigns	–0	–	–0	–	1,183,888		1,183,888
Preferred Stocks	–0	–	770,400		–0	–	770,400
CMOs	–0	–	–0	–	639,794		639,794
Emerging Markets - Sovereigns	–0	–	–0	–	618,375		618,375
Emerging Markets - Corporate Bonds	–0	–	–0	–	84,500		84,500
Rights	37,195		–0	–	–0	–	37,195
Short-Term Investments	–0	–	3,800,000		–0	–	3,800,000

	172,814,458		222,548,732		6,402,542		401,765,732
Other Financial Instruments*	(4,388)		(117,667)		–0	–	(122,055)

Total	$172,810,070		$222,431,065		$6,402,542		$401,643,677

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks - Foreign		Corporates - Investment Grades		Commercial Mortgage- Backed Securities		Corporates - Non-Investment Grades		Asset- Backed Securities
Balance as of 12/31/08	$156,101		$322,113		$–0	–	$313,828		$1,423,710
Accrued discounts/premiums	–0	–	480		–0	–	50		883
Realized gain (loss)	(2,752)		–0	–	–0	–	29		1,743
Change in unrealized appreciation/depreciation	78,370		142,950		12,216		39,174		(142,690)
Net purchases (sales)	(73,750)		305,113		–0	–	32,129		(187,288)
Net transfers in and/or out of Level 3	–0	–	331,365		139,101		(220,227)		–0	–

Balance as of 6/30/09	$157,969		$1,102,021		$151,317		$164,983		$1,096,358

Net change in unrealized appreciation/depreciation from investments held as of 6/30/09 *	$42,242		$23,828		$–0	–	$38,664		$(142,690)

	Governments - Sovereign Bonds		Quasi- Sovereigns		CMOs		Emerging Markets - Sovereigns		Emerging Markets - Corporate Bonds
Balance as of 12/31/08	$935,212		$168,150		$835,035		$–0	–	$–0	–
Accrued discounts/premiums	(411)		854		(128)		–0	–	–0	–
Realized gain (loss)	–0	–	–0	–	(40,279)		–0	–	–0	–
Change in unrealized appreciation/depreciation	42,667		353,759		76,463		136,886		31,500
Net purchases (sales)	(316,876)		–0	–	(231,297)		481,489		–0	–
Net transfers in and/or out of Level 3	542,745		661,125		–0	–	–0	–	53,000

Balance as of 6/30/09	$1,203,337		$1,183,888		$639,794		$618,375		$84,500

Net change in unrealized appreciation/depreciation from investments held as of 6/30/09 *	$(24,451)		$84,696		$28,091		$–0	–	$–0	–

Total
Balance as of 12/31/08	$4,154,149
Accrued discounts/premiums	1,728
Realized gain (loss)	(41,259)
Change in unrealized appreciation/depreciation	771,295
Net purchases (sales)	9,520
Net transfers in and/or out of Level 3	1,507,109

Balance as of 6/30/09	$6,402,542

Net change in unrealized appreciation/depreciation from investments held as of 6/30/09 *	$50,380

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent

AllianceBernstein Variable Products Series Fund

amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

9. Recent Accounting Pronouncements

During the period ended June 30, 2009, the Portfolio adopted FASB Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements (see Note D.1).

In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 “Subsequent Events”, adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements issued on August 14, 2009. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .75% and 1.00% of the daily average net assets for Class A and Class B shares, respectively. Prior to February 12, 2007, the Portfolio’s total operating expenses on an annual basis were limited to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2009 the Adviser did not waive any advisory fees.

During the year ended December 31, 2008 the Adviser made a payment of $6 to the Portfolio in connection with a trading error.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. For the six months ended June 30, 2009 the total amount of such fees was $45,840. The Adviser did not waive any portion of such services.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2009 amounted to $175,388, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $576 for the six months ended June 30, 2009.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2009, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$150,020,860	$110,866,933
U.S. government securities	54,360,909	44,231,955

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$19,449,900
Gross unrealized depreciation	(32,845,393)

Net unrealized depreciation	$(13,395,493)

AllianceBernstein Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2009, the Portfolio had no transactions in written options.

At June 30, 2009, the Portfolio had entered into the following derivatives (not designated as hedging instruments under FAS No. 133 “Accounting for Derivative Instruments and Hedging Activities”):

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$910,319	Unrealized depreciation of forward currency exchange contracts	$1,027,986
Equity contracts			Payable for variation margin on futures contracts	4,388	*

Total		$910,319		$1,032,374

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in portfolio of investments. Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2009:

Derivatives Not Accounted for as Hedging Instruments under Statement 133	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; change in unrealized appreciation/(depreciation) of foreign currency denominated assets and liabilities	$(285,686)	$(1,552,316)
Equity contracts	Net realized gain (loss) on futures contracts; change in unrealized appreciation/(depreciation) of futures contracts	29,428	(8,572)

Total		$(256,258)	$(1,560,888)

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

AllianceBernstein Variable Products Series Fund

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended June 30, 2009, the Portfolio did not participate in dollar roll transactions.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES				AMOUNT
	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31, 2008		Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31, 2008
Class A
Shares sold	175,663		26,690		$1,472,568		$226,132
Shares issued in reinvestment of dividends and distributions	79,384		–0	–	716,042		–0	–
Shares issued in connection with the acquisition of Balanced Shares Portfolio	–0	–	8,694,602		–0	–	90,961,719
Shares redeemed	(827,006)		(899,299)		(6,749,404)		(7,772,470)

Net increase (decrease)	(571,959)		7,821,993		$(4,560,794)		$83,415,381

Class B
Shares sold	7,670,233		15,581,451		$63,676,388		$164,069,127
Shares issued in reinvestment of dividends and distributions	352,583		1,124,077		3,162,663		12,899,609
Shares issued in connection with the acquisition of Balanced Shares Portfolio	–0	–	2,754,448		–0	–	28,651,812
Shares redeemed	(2,249,433)		(2,430,837)		(18,097,673)		(25,274,300)

Net increase	5,773,383		17,029,139		$48,741,378		$180,346,248

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2009. Effective July 16, 2009, the Facility will be reduced to $140 million.

NOTE H: Acquisition of AllianceBernstein Balanced Shares Portfolio by AllianceBernstein Balanced Wealth Portfolio (the “Portfolio”)

On September 28, 2008, the Portfolio acquired all of the assets and assumed all of the liabilities of AllianceBernstein Balanced Shares Portfolio (“Balanced Shares”) in a tax free event, pursuant to a Plan of Acquisition and Liquidation. As a result of the acquisition, stockholders of Balanced Shares received shares of the Portfolio equivalent to the aggregate net asset value of the shares they held in Balanced Shares. On September 28, 2008, the acquisition was accomplished by a tax-free exchange of 11,449,051 shares of the Portfolio for 8,365,648 shares of Balanced Shares. The aggregate net assets of the Portfolio and Balanced Shares immediately before the acquisition were $269,014,856 and $119,613,531 (including $5,935,661 of net unrealized depreciation of investments and foreign currency denominated assets and liabilities), respectively. Immediately after the acquisition, the combined net assets of the Portfolio amounted to $388,628,387.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$7,609,285	$3,822,032
Net long-term capital gains	5,290,837	2,735,872

Total distributions paid	$12,900,122	$6,557,904

NOTE J: Component of Accumulated Earnings (Deficit)

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,738,368
Accumulated capital and other losses	(30,934,726	)(a)
Unrealized appreciation/(depreciation)	(83,568,312	)(b)

Total accumulated earnings/(deficit)	$(110,764,670	)(c)

(a)	On December 31, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $20,877,023 (of which approximately $2,981,323 were attributable to the purchase of net assets of AllianceBernstein Balanced Shares Portfolio) of which $2,981,323 expires in the year 2015 and $17,895,700 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. As a result of the merger with AllianceBernstein Balanced Shares Portfolio into the Portfolio, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code. Net capital and foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio defers post October capital losses of $10,057,703 to January 1, 2009.

AllianceBernstein Variable Products Series Fund

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of passive foreign investment companies.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to deferred income from an underlying security.

NOTE K: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31,								July 1, 2004(a) to December 31, 2004
			2008		2007		2006		2005
Net asset value, beginning of period	$8.63		$13.05		$12.87		$11.39		$10.69		$10.00

Income From Investment Operations
Net investment income (b)	.13		.22	(c)	.31	(c)	.25	(c)	.18	(c)	.07	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.30		(3.97)		.41		1.32		.60		.62
Contributions from Adviser	–0	–	.00	(d)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.43		(3.75)		.72		1.57		.78		.69

Less: Dividends and Distributions
Dividends from net investment income	(.10)		(.39)		(.32)		(.09)		(.05)		–0	–
Distributions from net realized gain on investment and foreign currency transactions	–0	–	(.28)		(.22)		–0	–	(.03)		–0	–

Total dividends and distributions	(.10)		(.67)		(.54)		(.09)		(.08)		–0	–

Net asset value, end of period	$8.96		$8.63		$13.05		$12.87		$11.39		$10.69

Total Return
Total investment return based on net asset value (e)	4.96	%*	(30.01	)%*	5.55%		13.92%		7.30%		6.90%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$64,933		$67,526		$10		$11,111		$9,746		$9,089
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.68	%(f)	.75	%(g)	.76%		.99	%(g)	1.20%		1.20	%(f)
Expenses, before waivers and reimbursements	.68	%(f)	.78	%(g)	.85%		1.07	%(g)	1.54%		2.87	%(f)
Net investment income	3.20	%(f)	3.08	%(c)(g)	2.33	%(c)	2.08	%(c)(g)	1.64	%(c)	1.36	%(c)(f)
Portfolio turnover rate	45%		93%		77%		203%		139%		44%

See footnote summary on page 38.

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31,								July 1, 2004(a) to December 31, 2004
			2008		2007		2006		2005
Net asset value, beginning of period	$8.58		$12.97		$12.81		$11.34		$10.67		$10.00

Income From Investment Operations
Net investment income (b)	.12		.26	(c)	.27	(c)	.22	(c)	.15	(c)	.06	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28		(4.02)		.41		1.33		.60		.61
Contributions from Adviser	–0	–	.00	(d)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.40		(3.76)		.68		1.55		.75		.67

Less: Dividends and Distributions
Dividends from net investment income	(.08)		(.35)		(.30)		(.08)		(.05)		–0	–
Distributions from net realized gain on investment and foreign currency transactions	–0	–	(.28)		(.22)		–0	–	(.03)		–0	–

Total dividends and distributions	(.08)		(.63)		(.52)		(.08)		(.08)		–0	–

Net asset value, end of period	$8.90		$8.58		$12.97		$12.81		$11.34		$10.67

Total Return
Total investment return based on net asset value (e)	4.69	%*	(30.20	)%*	5.26%		13.75%		7.01%		6.70%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$348,138		$285,962		$211,440		$124,992		$64,325		$17,866
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.93	%(f)	1.00	%(g)	1.01%		1.23	%(g)	1.45%		1.45	%(f)
Expenses, before waivers and reimbursements	.93	%(f)	1.02	%(g)	1.07%		1.31	%(g)	1.77%		3.34	%(f)
Net investment income	2.96	%(f)	2.48	%(c)(g)	2.11	%(c)	1.84	%(c)(g)	1.31	%(c)	1.49	%(c)(f)
Portfolio turnover rate	45%		93%		77%		203%		139%		44%

See footnote summary on page 38.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived and reimbursed by the Adviser.

(d)	Amount is less than $0.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of each share class for the six months ended June 30, 2009 and the year ended December 31, 2008 by 0.05% and 0.10%, respectively.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE VALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

INVESTMENT ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 06/30/08 ($MIL)	Portfolio
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$256.7	Balanced Wealth Strategy Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $94,000 (0.06% of the Portfolio’s average daily net assets) for such services but waived the amount in its entirety.

1	It should be noted that the information in the fee summary was completed on July 24, 2008 and presented to the Board of Directors on August 5-7, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG. AllianceBernstein Balanced Shares, Inc., which the Adviser also manages, has lower breakpoints in its advisory fee schedule compared to the Balanced category: 60 bp on the first $200 million, 50 bp on the next $200 million, 40 bp on the balance.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE VALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Portfolio’s total operating expense to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. It should be noted that the expense caps of the Portfolio were reduced to the percentages set forth below effective February 12, 2007. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days of written notice. Also set forth below are the Portfolio’s gross expense ratios as of December 31, 2007:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio (12/31/07)	Fiscal Year End
Balanced Wealth Strategy Portfolio	Class A 0.75% Class B 1.00%	0.85% 1.07%	December 31

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 With respect to the Portfolio, the Adviser represented that there is no category in the Form ADV for institutional products that has a similar investment style as the Portfolio.

The Adviser also manages AllianceBernstein Balanced Wealth Strategy, a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Balanced Wealth Strategy:5

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee
Balanced Wealth Strategy Portfolio	Balanced Wealth Strategy	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.55%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the ABMF was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the ABMF.

AllianceBernstein Variable Products Series Fund

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for Global Balanced Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee
Balanced Wealth Strategy	Global Balanced Portfolio
	Class A6	1.40%
	Class I (Institutional)	0.70%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as the Portfolio are as follows:

Portfolio	ITM Mutual Fund	Fee
Balanced Wealth Strategy	Alliance Global Balance—Neutral[7]	0.70%
	Alliance Global Balance—Aggressive[7]	0.75%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[10]	Lipper Group Median	Rank
Balanced Wealth Strategy Portfolio	0.550	0.714	5/14

6	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services.

7	This ITM fund is privately placed or institutional.

8	Note that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. As previously noted, the Adviser waived such reimbursements during the most recently completed fiscal year. In addition, the contractual management fee does not reflect any advisory fee waivers or expense caps that would effectively reduce the actual management fee.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE VALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[12]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Balanced Wealth Strategy Portfolio	0.754	0.838	6/14	0.706	18/28

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007, ABI received $409,112 in Rule 12b-1 fees from the Portfolio.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payments in the amount of $270,919 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). For the fiscal year ended December 31, 2007, the Portfolio paid ABIS a fee of $786.13

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year end Class A total expense ratio.

13	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2007.

AllianceBernstein Variable Products Series Fund

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expenses and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,14 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th – 75th percentile range of their comparable peers.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of the AllianceBernstein Mutual Funds were generally in line with their peers.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $717 billion as of June 30, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

14	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

15	The Deli study was originally published in 2002 based on 1997 data.

16	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE VALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1 and 3 year net performance rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended April 30, 2008.19

Balanced Wealth Strategy	Portfolio Return	PG Median		PU Median		PG Rank	PU Rank
1 year	–1.69	–	1.09	–	0.07	9/13	51/66
3 year	8.95		7.02		7.02	2/12	5/44

Set forth below is the 1, 3 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmark.

	Periods Ending April 30, 2008 Annualized Net Performance (%)
	1 Year (%)		3 Year (%)	Since Inception (%)[21]
Balanced Wealth Strategy Portfolio	–	1.69	8.95	7.91
60% S&P 500 Stock Index / 40% Lehman Brothers Aggregate Bond Index		0.00	7.02	6.78
S&P 500 Stock Index	–	4.68	8.23	7.45
Lehman Brothers Aggregate Bond Index		6.87	4.93	5.11
Inception Date: July 1, 2004

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 3, 2008

17	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

18	The Portfolio’s PG/PU are not identical to the Portfolio’s EG/EU as the criteria for including in or excluding a fund in/from a PU is somewhat different from that of an EU.

19	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

20	The performance returns shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2008.

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Growth Portfolio

June 30, 2009

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Growth Portfolio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,084.15	$5.53	1.07%
Hypothetical (5% return before expenses)	$1,000	$1,019.49	$5.36	1.07%

Class B
Actual	$1,000	$1,083.08	$6.87	1.33%
Hypothetical (5% return before expenses)	$1,000	$1,018.20	$6.66	1.33%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Google, Inc.—Class A	$2,898,431	3.3%
Intel Corp.	2,823,430	3.2
Wal-Mart Stores, Inc.	2,675,825	3.0
Hewlett-Packard Co.	2,548,195	2.9
Apple, Inc.	2,478,282	2.8
Microsoft Corp.	2,442,367	2.8
QUALCOMM, Inc.	2,434,472	2.7
Schlumberger Ltd.	2,233,931	2.5
Occidental Petroleum Corp.	2,033,529	2.3
PepsiCo, Inc.	2,008,788	2.3

	$24,577,250	27.8%

SECTOR DIVERSIFICATION

June 30, 2009 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$28,960,657	32.9%
Health Care	14,556,142	16.5
Consumer Staples	12,173,247	13.8
Consumer Discretionary	9,986,465	11.4
Industrials	9,439,192	10.7
Energy	7,799,006	8.9
Financials	3,505,186	4.0
Telecommunication Services	907,190	1.0
Materials	701,770	0.8

Total Investments	$88,028,855	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.7%

INFORMATION TECHNOLOGY–32.8%
COMMUNICATIONS EQUIPMENT–4.3%
Cisco Systems, Inc.(a)	72,640	$1,354,010
QUALCOMM, Inc.	53,860	2,434,472

		3,788,482

COMPUTERS & PERIPHERALS–7.5%
Apple, Inc.(a)	17,400	2,478,282
EMC Corp.(a)	77,900	1,020,490
Hewlett-Packard Co.	65,930	2,548,195
NetApp, Inc.(a)	30,900	609,348

		6,656,315

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.6%
Corning, Inc.	87,440	1,404,286

INTERNET SOFTWARE & SERVICES–3.3%
Google, Inc.–Class A(a)	6,875	2,898,431

IT SERVICES–1.0%
Visa, Inc.–Class A	13,640	849,226

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–7.3%
Altera Corp.	61,400	999,592
Analog Devices, Inc.	41,900	1,038,282
Intel Corp.	170,600	2,823,430
Marvell Technology Group Ltd.(a)	95,020	1,106,033
Nvidia Corp.(a)	46,900	529,501

		6,496,838

SOFTWARE–7.8%
Activision Blizzard, Inc.(a)	54,900	693,387
Adobe Systems, Inc.(a)	39,860	1,128,038
Microsoft Corp.	102,750	2,442,367
Red Hat, Inc.(a)	61,190	1,231,755
Salesforce.com, Inc.(a)	10,450	398,876
Symantec Corp.(a)	62,510	972,656

		6,867,079

		28,960,657

HEALTH CARE–16.5%
BIOTECHNOLOGY–5.4%
Amgen, Inc.(a)	28,000	1,482,320
Celgene Corp.(a)	27,320	1,306,989
Gilead Sciences, Inc.(a)	33,800	1,583,192
Vertex Pharmaceuticals, Inc.(a)	10,200	363,528

		4,736,029

HEALTH CARE EQUIPMENT & SUPPLIES–3.8%
Alcon, Inc.	3,380	392,486
Baxter International, Inc.	31,500	1,668,240

Company	Shares	U.S. $ Value

Covidien PLC	13,940	$521,913
St. Jude Medical, Inc.(a)	18,200	748,020

		3,330,659

HEALTH CARE PROVIDERS & SERVICES–1.7%
Medco Health Solutions, Inc.(a)	33,540	1,529,759

PHARMACEUTICALS–5.6%
Abbott Laboratories	23,800	1,119,552
Bristol-Myers Squibb Co.	60,350	1,225,709
Schering-Plough Corp.	48,300	1,213,296
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	22,050	1,087,947
Wyeth	6,900	313,191

		4,959,695

		14,556,142

CONSUMER STAPLES–13.8%
BEVERAGES–4.5%
The Coca-Cola Co.	41,630	1,997,824
PepsiCo, Inc.	36,550	2,008,788

		4,006,612

FOOD & STAPLES RETAILING–5.7%
Costco Wholesale Corp.	17,700	808,890
CVS Caremark Corp.	47,200	1,504,264
Wal-Mart Stores, Inc.	55,240	2,675,825

		4,988,979

FOOD PRODUCTS–0.4%
General Mills, Inc.	5,620	314,832

HOUSEHOLD PRODUCTS–1.1%
Procter & Gamble Co.	18,900	965,790

TOBACCO–2.1%
Philip Morris International, Inc.	43,490	1,897,034

		12,173,247

CONSUMER DISCRETIONARY–11.3%
DIVERSIFIED CONSUMER SERVICES–1.9%
Apollo Group, Inc.–Class A(a)	15,400	1,095,248
DeVry, Inc.	11,200	560,448

		1,655,696

INTERNET & CATALOG RETAIL–0.9%
Amazon.Com, Inc.(a)	9,100	761,306

MEDIA–3.9%
Discovery Communications, Inc.–Class A(a)	26,100	588,555
Liberty Media Corp.–Entertainment Series A(a)	45,670	1,221,672
Time Warner Cable, Inc.–Class A	22,500	712,575
Time Warner, Inc.	21,410	539,318
The Walt Disney Co.	18,120	422,740

		3,484,860

3

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

MULTILINE RETAIL–2.5%
Kohl’s Corp.(a)	18,820	$804,555
Target Corp.	34,690	1,369,214

		2,173,769

SPECIALTY RETAIL–1.2%
O’Reilly Automotive, Inc.(a)	11,300	430,304
Ross Stores, Inc.	17,550	677,430

		1,107,734

TEXTILES, APPAREL & LUXURY GOODS–0.9%
Polo Ralph Lauren Corp.–Class A	15,000	803,100

		9,986,465

INDUSTRIALS–10.7%
AEROSPACE & DEFENSE–3.4%
Lockheed Martin Corp.	19,710	1,589,612
United Technologies Corp.	27,670	1,437,733

		3,027,345

CONSTRUCTION & ENGINEERING–1.1%
Fluor Corp.	19,100	979,639

ELECTRICAL EQUIPMENT–0.5%
Ametek, Inc.	12,710	439,512

MACHINERY–3.5%
Danaher Corp.	19,020	1,174,295
Illinois Tool Works, Inc.	33,100	1,235,954
PACCAR, Inc.	19,400	630,694

		3,040,943

ROAD & RAIL–1.5%
Union Pacific Corp.	25,490	1,327,009

TRADING COMPANIES & DISTRIBUTORS–0.7%
WW Grainger, Inc.	7,630	624,744

		9,439,192

ENERGY–8.8%
ENERGY EQUIPMENT & SERVICES–3.6%
Cameron International Corp.(a)	12,030	340,449
National Oilwell Varco, Inc.(a)	19,260	629,032
Schlumberger Ltd.	41,285	2,233,931

		3,203,412

Company	Shares	U.S. $ Value

OIL, GAS & CONSUMABLE FUELS–5.2%
EOG Resources, Inc.	6,660	$452,347
Exxon Mobil Corp.	18,000	1,258,380
Occidental Petroleum Corp.	30,900	2,033,529
Petroleo Brasileiro SA (ADR)	18,820	771,244
XTO Energy, Inc.	2,100	80,094

		4,595,594

		7,799,006

FINANCIALS–4.0%
CAPITAL MARKETS–1.4%
The Blackstone Group LP	29,000	305,660
Franklin Resources, Inc.	2,980	214,590
The Goldman Sachs Group, Inc.	3,100	457,064
Morgan Stanley	8,600	245,186

		1,222,500

DIVERSIFIED FINANCIAL SERVICES–1.7%
CME Group, Inc.–Class A	1,300	404,443
IntercontinentalExchange, Inc.(a)	4,870	556,349
JP Morgan Chase & Co.	15,600	532,116

		1,492,908

INSURANCE–0.9%
Aflac, Inc.	10,900	338,881
Axis Capital Holdings Ltd.	11,250	294,525
Principal Financial Group, Inc.	8,300	156,372

		789,778

		3,505,186

TELECOMMUNICATION SERVICES–1.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.0%
Qwest Communications International, Inc.	218,600	907,190

MATERIALS–0.8%
CHEMICALS–0.8%
Monsanto Co.	9,440	701,770

TOTAL INVESTMENTS–99.7% (cost $82,098,734)		88,028,855
Other assets less liabilities–0.3%		301,208

NET ASSETS–100.0%		$88,330,063

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

LP— Limited Partnership

See notes to financial statements.

4

GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $82,098,734)	$88,028,855
Cash	124,037
Receivable for investment securities sold	3,494,640
Dividends receivable	93,533
Receivable for capital stock sold	83,970

Total assets	91,825,035

LIABILITIES
Payable for investment securities purchased	3,306,211
Advisory fee payable	54,687
Administrative fee payable	26,840
Distribution fee payable	11,265
Payable for capital stock redeemed	4,799
Transfer Agent fee payable	209
Accrued expenses	90,961

Total liabilities	3,494,972

NET ASSETS	$88,330,063

COMPOSITION OF NET ASSETS
Capital stock, at par	$6,274
Additional paid-in capital	156,196,531
Undistributed net investment income	14,355
Accumulated net realized loss on investment transactions	(73,817,218)
Net unrealized appreciation of investments	5,930,121

$88,330,063

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$33,688,636	2,355,724	$14.30
B	$54,641,427	3,918,133	$13.95

See notes to financial statements.

5

GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $19,796)	$525,247

EXPENSES
Advisory fee (see Note B)	311,810
Distribution fee—Class B	63,895
Transfer agency—Class A	546
Transfer agency—Class B	873
Administrative	45,840
Custodian	42,756
Audit	22,800
Legal	14,230
Printing	4,732
Directors’ fees	1,250
Miscellaneous	2,160

Total expenses	510,892

Net investment income	14,355

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(7,359,198)
Net change in unrealized appreciation/depreciation of investments	13,994,531

Net gain on investment transactions	6,635,333

NET INCREASE IN NET ASSETS FROM OPERATIONS	$6,649,688

See notes to financial statements.

6

GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$14,355	$(520,258)
Net realized loss on investment transactions	(7,359,198)	(17,774,738)
Net change in unrealized appreciation/depreciation of investments	13,994,531	(55,558,865)

Net increase (decrease) in net assets from operations	6,649,688	(73,853,861)
CAPITAL STOCK TRANSACTIONS
Net decrease	(5,559,351)	(36,261,841)

Total increase (decrease)	1,090,337	(110,115,702)
NET ASSETS
Beginning of period	87,239,726	197,355,428

End of period (including undistributed net investment income of $14,355 and $0, respectively)	$88,330,063	$87,239,726

See notes to financial statements.

7

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is

8

AllianceBernstein Variable Products Series Fund

defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2009:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Common Stocks	$88,028,855		$–0	–	$–0	–	$88,028,855
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$88,028,855		$–0	–	$–0	–	$88,028,855

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

9

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Recent Accounting Pronouncements

During the period ended June 30, 2009, the Portfolio adopted FASB Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Portfolio did not engage in derivative transactions for the six months ended June 30, 2009.

In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 “Subsequent Events”, adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements issued on August 14, 2009. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio paid $45,840 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2009.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2009, amounted to $110,593, of which $2,768 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $576 for the six months ended June 30, 2009.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution

10

AllianceBernstein Variable Products Series Fund

services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2009, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$114,620,061		$120,168,987
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$6,670,438
Gross unrealized depreciation	(740,317)

Net unrealized appreciation	$5,930,121

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

11

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2009, the Portfolio had no transactions in written options.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
Class A
Shares sold	48,462	93,542	$626,281	$1,743,430
Shares redeemed	(270,278)	(826,834)	(3,477,347)	(14,986,519)

Net decrease	(221,816)	(733,292)	$(2,851,066)	$(13,243,089)

Class B
Shares sold	187,932	172,900	$2,399,290	$2,923,873
Shares redeemed	(405,032)	(1,457,854)	(5,107,575)	(25,942,625)

Net decrease	(217,100)	(1,284,954)	$(2,708,285)	$(23,018,752)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

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AllianceBernstein Variable Products Series Fund

Derivative Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2009. Effective July 16, 2009, the Facility will be reduced to $140 million.

NOTE H: Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending December 31, 2009 will be determined at the end of the current fiscal year. As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(65,084,542	)(a)
Unrealized appreciation/(depreciation)	(9,437,887	)(b)

Total accumulated earnings/(deficit)	$(74,522,429)

(a)	On December 31, 2008, the Portfolio had a net capital loss carryforward of $52,498,835 of which $33,056,736 expires in the year 2010, $14,915,472 expires in the year 2011 and $4,526,627 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital loss incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio defers to January 1, 2009 post October capital losses of $12,585,707.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a

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GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Fund.

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GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31,
			2008	2007	2006		2005	2004
Net asset value, beginning of period	$13.19		$22.91	$20.27	$20.49		$18.30	$15.95

Income From Investment Operations
Net investment income (loss) (a)	.01		(.04)	(.05)	(.04)		(.08)	(.07)
Net realized and unrealized gain (loss) on investment transactions	1.10		(9.68)	2.69	(.18)		2.27	2.42

Net increase (decrease) in net asset value from operations	1.11		(9.72)	2.64	(.22)		2.19	2.35

Net asset value, end of period	$14.30		$13.19	$22.91	$20.27		$20.49	$18.30

Total Return
Total investment return based on net asset value (b)	8.42	%*	(42.43)%*	13.02%	(1.07)%		11.97%	14.73%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,689		$33,992	$75,834	$93,459		$123,535	$137,345
Ratio to average net assets of:
Expenses	1.07	%(c)	.94%	.90%	.90	%(d)	.88%	.88%
Net investment income (loss)	.18	%(c)	(.22)%	(.23)%	(.22	)%(d)	(.43)%	(.43)%
Portfolio turnover rate	138%		103%	60%	55%		49%	56%

See footnote summary on page 16.

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GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31,
			2008	2007	2006		2005	2004
Net asset value, beginning of period	$12.88		$22.42	$19.90	$20.15		$18.05	$15.76

Income From Investment Operations
Net investment loss (a)	(.00	)(e)	(.08)	(.10)	(.09)		(.12)	(.11)
Net realized and unrealized gain (loss) on investment transactions	1.07		(9.46)	2.62	(.16)		2.22	2.40

Net increase (decrease) in net asset value from operations	1.07		(9.54)	2.52	(.25)		2.10	2.29

Net asset value, end of period	$13.95		$12.88	$22.42	$19.90		$20.15	$18.05

Total Return
Total investment return based on net asset value (b)	8.31	%*	(42.55)%*	12.66%	(1.24)%		11.64%	14.53%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$54,641		$53,248	$121,521	$131,337		$167,595	$152,899
Ratio to average net assets of:
Expenses	1.33	%(c)	1.19%	1.15%	1.15	%(d)	1.13%	1.13%
Net investment loss	(.06	)%(c)	(.47)%	(.49)%	(.47	)%(d)	(.68)%	(.68)%
Portfolio turnover rate	138%		103%	60%	55%		49%	56%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Amount less than $0.005.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of each share class for the six months ended June 30, 2009 and the year ended December 31, 2008 by 0.25% and 0.03%, respectively.

See notes to financial statements.

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GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Growth Portfolio (the “Portfolio”) at a meeting held on May 5-7, 2009.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s

17

GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2009 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 3000 Growth Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2009 and (in the case of comparisons with the Index) the since inception period (September 1994 inception). The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, 5th quintile of the Performance Group and the Performance Universe for the 3-year period, 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 5-year period and 2nd out of 2 of the Performance Group and 4th quintile of the Performance Universe for the 10-year period, and that the Portfolio underperformed the Index in the 1-, 3-and 5-year periods but outperformed the Index in the 10-year and since inception periods. Based on their review and their discussion with the Adviser concerning the Portfolio’s performance and of the improvement in the Portfolio’s relative performance ranking in the 1-year period, the directors retained confidence in the Adviser’s ability to advise the Portfolio and concluded that the Portfolio’s relative performance over time was acceptable. The directors also reviewed performance information for periods ended March 31, 2009 (for which the data was not limited to Class A Shares), and noted that in 2009 the Portfolio had outperformed the Lipper VA Multi-Cap Growth Funds Average and the Index. The directors also noted that at their February 2009 meetings they had approved a broadening of the number of stocks in the Portfolio’s portfolio, and that the Adviser expected that the Portfolio’s more diversified investment approach would result in improved risk-adjusted performance. The directors determined to continue to closely monitor the Portfolio’s performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule for clients with an investment style substantially similar to that of the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

18

AllianceBernstein Variable Products Series Fund

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 75 basis points was the same as the Expense Group median. The directors noted that the administrative expense reimbursement was 7 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was higher than the Expense Group median. The directors noted that in light of the Portfolio’s historical investment performance, they had asked the Adviser to address the continued appropriateness of the Portfolio’s fee rate. In response the Adviser informed the directors that the Adviser had begun to implement changes and enhancements to address investment performance and discussed the new leadership for the Adviser effective December 2008. The Adviser further noted, among other things, that while it would take time to realize the benefits of these changes, relative investment performance in 2009 had shown improvement. The directors noted that they had discussed their concerns about the relative performance of a number of the AllianceBernstein equity funds with senior management of the Adviser. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The directors noted that the Portfolio’s assets had declined significantly, primarily as a result of market declines rather than redemptions, and that the Portfolio’s fixed costs had resulted in an increase in the Portfolio’s expense ratio. The directors noted that the Portfolio’s relatively modest size (less than $80 million at February 29, 2009) adversely affected the Portfolio’s expense ratio. For example, it resulted in administrative expense reimbursement, which does not vary with a Portfolio’s size, having a significant effect on the Portfolio’s expense ratio. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

19

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/09 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$76.0	Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $91,500 (0.07% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth Portfolio	Class A 0.94% Class B 1.19%	December 31

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7, 2009.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

20

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2009 net assets:

Portfolio	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Effective Adv. Fee (%)
Growth Portfolio	$76.0	U.S. Growth Schedule 80 bp on 1st $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $25m	0.564	0.750

The Adviser also manages The AllianceBernstein Portfolios Growth Fund (“Growth Fund”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of the Growth Fund and what would have been the effective advisory fee of the Portfolio had the fee schedule of the Growth Fund been applicable to the Portfolio:5

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Portfolio Effective Adv. Fee (%)
Growth Portfolio	Growth Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.550	0.550

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

21

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as the Portfolio are as follows:

Portfolio	ITM Mutual Fund	Fee (%)
Growth Portfolio	AllianceBernstein U.S. Growth Stock Fund Hedged/Unhedged	0.750
	AllianceBernstein U.S. Growth Stock Fund F/FVA[6]	0.700

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the Portfolio.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[9]	Lipper Exp. Group Median	Rank
Growth Portfolio	0.750	0.751	3/8

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio. It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year end. This is the process that Lipper utilizes but given bear market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.11

Portfolio	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Growth Portfolio	0.939	0.912	6/8	0.873	30/39

6	This ITM fund is privately placed or institutional.

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

9	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

12	Most recently completed fiscal year end Class A total expense ratio.

22

AllianceBernstein Variable Products Series Fund

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2008, ABI received $214,608 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2008, the Adviser determined that it made payments in the amount of $491,529 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $969 from the Portfolio.13

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

13	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2008.

23

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,14 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended January 31, 2009.20

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	–36.91	–38.50	–38.74	2/8	15/50
3 year	–15.64	–14.19	–13.59	7/8	39/48
5 year	–5.44	–3.15	–3.75	7/7	31/39
10 year	–4.56	–3.96	–3.31	2/2	18/23

14	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

15	The Deli study was originally published in 2002 based on 1997 data.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

20	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

24

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmark.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth Portfolio	–36.91	–15.64	–5.44	–4.56	5.02	19.50	–0.31	10
Russell 3000 Growth Index[22,23,24]	–36.51	–11.38	–4.75	–5.04	4.33	18.94	–0.35	10
Inception Date: September 15, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 1, 2009

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2009. It should be noted that the inception date of the Portfolio’s benchmark is the nearest month-end after the Portfolio’s inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

24	Effective May 1, 2009, the Portfolio’s benchmark will change from Russell 3000 Index to Russell 1000 Index.

25

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Growth & Income Portfolio

June 30, 2009

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GROWTH & INCOME PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Growth & Income Portfolio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,036.27	$3.33	0.66%
Hypothetical (5% return before expenses)	$1,000	$1,021.52	$3.31	0.66%

Class B
Actual	$1,000	$1,034.07	$4.59	0.91%
Hypothetical (5% return before expenses)	$1,000	$1,020.28	$4.56	0.91%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

GROWTH & INCOME PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Exxon Mobil Corp.	$46,692,889	4.8%
Raytheon Co.	35,304,522	3.7
Total SA (Sponsored ADR)	34,596,029	3.6
Philip Morris International, Inc.	34,595,022	3.6
Axis Capital Holdings Ltd.	31,135,350	3.2
L-3 Communications Holdings, Inc.—Class 3	30,059,579	3.1
SAIC, Inc.	29,503,775	3.1
Amgen, Inc.	27,189,984	2.8
Lorillard, Inc.	26,813,878	2.8
Occidental Petroleum Corp.	25,971,258	2.6

	$321,862,286	33.3%

SECTOR DIVERSIFICATION

June 30, 2009 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Health Care	$185,660,401	19.2%
Energy	159,091,059	16.5
Industrials	124,355,411	12.9
Information Technology	117,683,934	12.2
Financials	109,331,832	11.3
Consumer Staples	108,475,011	11.2
Consumer Discretionary	95,440,504	9.9
Telecommunication Services	37,525,356	3.9
Utilities	15,996,838	1.6
Materials	13,140,801	1.3

Total Investments	$966,701,147	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–100.0%

HEALTH CARE–19.2%
BIOTECHNOLOGY–4.6%
Amgen, Inc.(a)	513,600	$27,189,984
Biogen Idec, Inc.(a)	385,000	17,382,750

		44,572,734

HEALTH CARE PROVIDERS & SERVICES–6.9%
Aetna, Inc.	536,000	13,426,800
AmerisourceBergen Corp.–Class A	199,300	3,535,582
Humana, Inc.(a)	130,100	4,197,026
Medco Health Solutions, Inc.(a)	418,094	19,069,267
Quest Diagnostics, Inc.	173,800	9,807,534
UnitedHealth Group, Inc.	652,300	16,294,454

		66,330,663

PHARMACEUTICALS–7.7%
Abbott Laboratories	361,100	16,986,144
Eli Lilly & Co.	509,100	17,635,224
Endo Pharmaceuticals Holdings, Inc.(a)	228,575	4,096,064
Forest Laboratories, Inc.(a)	407,320	10,227,805
Merck & Co., Inc.	256,210	7,163,632
Novartis AG (Sponsored ADR)	84,100	3,430,439
Schering-Plough Corp.	605,800	15,217,696

		74,757,004

		185,660,401

ENERGY–16.4%
ENERGY EQUIPMENT & SERVICES–1.4%
Cameron International Corp.(a)	240,655	6,810,537
Noble Corp.	231,540	7,004,085

		13,814,622

OIL, GAS & CONSUMABLE FUELS–15.0%
Chevron Corp.	390,200	25,850,750
ConocoPhillips	160,820	6,764,089
Exxon Mobil Corp.	667,900	46,692,889
Occidental Petroleum Corp.	394,640	25,971,258
Total SA (Sponsored ADR)	637,950	34,596,029
Valero Energy Corp.	319,800	5,401,422

		145,276,437

		159,091,059

INDUSTRIALS–12.9%
AEROSPACE & DEFENSE–9.4%
Goodrich Corp.	310,400	15,510,688
Honeywell International, Inc.	202,570	6,360,698
L-3 Communications Holdings, Inc.–Class 3	433,260	30,059,579
Raytheon Co.	794,610	35,304,522
United Technologies Corp.	65,900	3,424,164

		90,659,651

Company	Shares	U.S. $ Value

CONSTRUCTION & ENGINEERING–1.8%
Fluor Corp.	287,080	$14,724,333
URS Corp.(a)	57,300	2,837,496

		17,561,829

ELECTRICAL EQUIPMENT–0.4%
Hubbell, Inc.–Class B	113,520	3,639,451

MACHINERY–1.0%
Dover Corp.	103,800	3,434,742
Joy Global, Inc.	181,940	6,498,897

		9,933,639

TRADING COMPANIES & DISTRIBUTORS–0.3%
WESCO International, Inc.(a)	102,270	2,560,841

		124,355,411

INFORMATION TECHNOLOGY–12.2%
COMMUNICATIONS EQUIPMENT–1.3%
Cisco Systems, Inc.(a)	456,000	8,499,840
F5 Networks, Inc.(a)	104,660	3,620,189

		12,120,029

COMPUTERS & PERIPHERALS–0.7%
EMC Corp.(a)	268,100	3,512,110
NetApp, Inc.(a)	186,600	3,679,752

		7,191,862

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.4%
Dolby Laboratories, Inc.– Class A(a)	100,590	3,749,995

INTERNET SOFTWARE & SERVICES–1.4%
Ebay, Inc.(a)	339,100	5,808,783
VeriSign, Inc.(a)	409,100	7,560,168

		13,368,951

IT SERVICES–5.7%
Accenture Ltd.–Class A	520,925	17,430,151
Alliance Data Systems Corp.(a)	194,100	7,994,979
SAIC, Inc.(a)	1,590,500	29,503,775

		54,928,905

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.4%
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored ADR)	400,800	3,771,528

3

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

SOFTWARE–2.3%
Symantec Corp.(a)	1,449,400	$22,552,664

		117,683,934

FINANCIALS–11.3%
CAPITAL MARKETS–1.6%
BlackRock, Inc.–Class A	44,050	7,727,251
Morgan Stanley	131,800	3,757,618
TD Ameritrade Holding Corp.(a)	228,460	4,007,188

		15,492,057

INSURANCE–9.7%
ACE Ltd.	416,490	18,421,353
Arch Capital Group Ltd.(a)	422,777	24,766,277
Axis Capital Holdings Ltd.	1,189,280	31,135,350
Loews Corp.	265,270	7,268,398
RenaissanceRe Holdings Ltd.	263,180	12,248,397

		93,839,775

		109,331,832

CONSUMER STAPLES–11.2%
FOOD & STAPLES RETAILING–3.3%
Safeway, Inc.	345,070	7,029,076
Wal-Mart Stores, Inc.	511,300	24,767,372

		31,796,448

FOOD PRODUCTS–1.2%
ConAgra Foods, Inc.	603,355	11,499,946

HOUSEHOLD PRODUCTS–0.4%
Kimberly-Clark Corp.	71,900	3,769,717

TOBACCO–6.3%
Lorillard, Inc.	395,660	26,813,878
Philip Morris International, Inc.	793,100	34,595,022

		61,408,900

		108,475,011

CONSUMER DISCRETIONARY–9.9%
AUTO COMPONENTS–0.3%
WABCO Holdings, Inc.	151,490	2,681,373

DIVERSIFIED CONSUMER SERVICES–1.9%
Apollo Group, Inc.–Class A(a)	260,965	18,559,831

Company	Shares	U.S. $ Value

MEDIA–4.2%
Comcast Corp.–Class A	1,270,360	$18,407,516
The DIRECTV Group, Inc.(a)	301,000	7,437,710
DISH Network Corp.– Class A(a)	229,080	3,713,387
Time Warner Cable, Inc.–Class A	116,394	3,686,198
Time Warner, Inc.	291,566	7,344,548

		40,589,359

SPECIALTY RETAIL–3.5%
Advance Auto Parts, Inc.	222,780	9,243,142
Home Depot, Inc.	639,300	15,106,659
Ross Stores, Inc.	239,900	9,260,140

		33,609,941

		95,440,504

TELECOMMUNICATION SERVICES–3.9%
DIVERSIFIED TELECOMMUNICATION SERVICES–3.9%
CenturyTel, Inc.	148,820	4,568,774
Qwest Communications International, Inc.	5,844,900	24,256,335
Verizon Communications, Inc.	283,119	8,700,247

		37,525,356

UTILITIES–1.6%
MULTI-UTILITIES–1.6%
NSTAR	222,800	7,154,108
Public Service Enterprise Group, Inc.	271,000	8,842,730

		15,996,838

MATERIALS–1.4%
CHEMICALS–1.4%
CF Industries Holdings, Inc.	98,500	7,302,790
FMC Corp.	50,970	2,410,881
Terra Industries, Inc.	141,500	3,427,130

		13,140,801

TOTAL INVESTMENTS–100.0% (cost $955,805,929)		966,701,147
Other assets less liabilities–0.0%		467,309

NET ASSETS–100.0%		$967,168,456

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

4

GROWTH & INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $955,805,929)	$966,701,147
Cash	10,033,542
Receivable for investment securities sold	6,533,136
Dividends receivable	1,151,640
Receivable for capital stock sold	250,071

Total assets	984,669,536

LIABILITIES
Payable for capital stock redeemed	11,548,103
Payable for investment securities purchased	4,818,924
Advisory fee payable	447,136
Distribution fee payable	160,190
Administrative fee payable	26,840
Transfer Agent fee payable	125
Accrued expenses	499,762

Total liabilities	17,501,080

NET ASSETS	$967,168,456

COMPOSITION OF NET ASSETS
Capital stock, at par	$73,581
Additional paid-in capital	1,484,605,129
Undistributed net investment income	6,310,174
Accumulated net realized loss on investment transactions	(534,715,646)
Net unrealized appreciation of investments	10,895,218

$967,168,456

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$196,208,530	14,826,827	$13.23
B	$770,959,926	58,754,307	$13.12

See notes to financial statements.

5

GROWTH & INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $256,180)	$10,560,730
Interest	53

Total investment income	10,560,783

EXPENSES
Advisory fee (see Note B)	2,586,713
Distribution fee—Class B	930,861
Transfer agency—Class A	983
Transfer agency—Class B	3,717
Printing	296,420
Custodian	112,759
Administrative	45,840
Audit	23,012
Legal	19,735
Directors’ fees	1,247
Miscellaneous	10,675

Total expenses	4,031,962

Net investment income	6,528,821

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(152,595,396)
Net change in unrealized appreciation/depreciation of investments	173,570,873

Net gain on investment transactions	20,975,477

NET INCREASE IN NET ASSETS FROM OPERATIONS	$27,504,298

See notes to financial statements.

6

GROWTH & INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$6,528,821		$22,390,737
Net realized loss on investment transactions	(152,595,396)		(378,196,121)
Net change in unrealized appreciation/depreciation of investments	173,570,873		(448,327,173)
Contributions from Adviser	–0	–	11,869

Net increase (decrease) in net assets from operations	27,504,298		(804,120,688)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(5,398,932)		(6,963,791)
Class B	(17,210,452)		(22,799,055)
Net realized gain on investment transactions
Class A	–0	–	(59,285,910)
Class B	–0	–	(235,239,159)
CAPITAL STOCK TRANSACTIONS
Net decrease	(69,640,232)		(54,046,163)

Total decrease	(64,745,318)		(1,182,454,766)
NET ASSETS
Beginning of period	1,031,913,774		2,214,368,540

End of period (including undistributed net investment income of $6,310,174 and $22,390,737, respectively)	$967,168,456		$1,031,913,774

See notes to financial statements.

7

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth & Income Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is

8

AllianceBernstein Variable Products Series Fund

defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2009:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Common Stocks	$966,701,147		$–0	–	$–0	–	$966,701,147
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$966,701,147		$–0	–	$–0	–	$966,701,147

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. Dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

9

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Recent Accounting Pronouncements

During the period ended June 30, 2009, the Portfolio adopted FASB Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Portfolio did not engage in derivative transactions for the six months ended June 30, 2009.

In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 “Subsequent Events”, adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements issued on August 14, 2009. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended December 31, 2008 and in response to the Independent Directors’ request, the Adviser made a payment of $11,869 to the Portfolio in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Portfolio.

Pursuant to the investment advisory agreement, the Portfolio paid $45,840 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2009.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2009 amounted to $1,308,421, of which $179,879 and $0, respectively was paid to Sanford C. Bernstein & Co. LLC and Sanford C Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $576 for the six months ended June 30, 2009.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently

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AllianceBernstein Variable Products Series Fund

limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2009, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$629,481,590		$703,375,572
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$68,502,992
Gross unrealized depreciation	(57,607,774)

Net unrealized appreciation	$10,895,218

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes, as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

11

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2009, the Portfolio had no transactions in written options.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
Class A
Shares sold	1,415,742	1,422,289	$17,376,958	$26,884,551
Shares issued in reinvestment of dividends and distributions	401,109	3,373,203	5,398,932	66,249,701
Shares redeemed	(3,161,625)	(5,634,317)	(40,167,395)	(106,311,617)

Net decrease	(1,344,774)	(838,825)	$(17,391,505)	$(13,177,365)

Class B
Shares sold	1,357,929	1,933,193	$17,223,401	$34,213,413
Shares issued in reinvestment of dividends and distributions	1,289,172	13,259,929	17,210,452	258,038,214
Shares redeemed	(7,121,670)	(18,180,823)	(86,682,580)	(333,120,425)

Net decrease	(4,474,569)	(2,987,701)	$(52,248,727)	$(40,868,798)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments

12

AllianceBernstein Variable Products Series Fund

and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2009. Effective July 16, 2009, the Facility will be reduced to $140 million.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$69,586,813	$38,271,652
Net long-term capital gains	254,701,102	112,866,696

Total taxable distributions	324,287,915	151,138,348

Total distributions paid	$324,287,915	$151,138,348

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$22,390,737
Accumulated capital and other losses	(333,984,780	)(a)
Unrealized appreciation/(depreciation)	(210,811,125	)(b)

Total accumulated earnings/(deficit)	$(522,405,168)

(a)	On December 31, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $242,328,682 of which $242,328,682 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital and foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio defers post-October capital losses of $91,656,098 to January 1, 2009.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser

13

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

(“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

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GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31,
			2008	2007	2006		2005		2004
Net asset value, beginning of period	$13.10		$26.82	$27.19	$24.88		$24.08		$21.80

Income From Investment Operations
Net investment income (a)	.10		.30	.39	.36		.31		.36	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.38		(9.77)	.97	3.66		.85		2.12
Contributions from Adviser	–0	–	.00 (c)	.06	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.48		(9.47)	1.42	4.02		1.16		2.48

Less: Dividends and Distributions
Dividends from net investment income	(.35)		(.45)	(.41)	(.37)		(.36)		(.20)
Distributions from net realized gain on investment transactions	–0	–	(3.80)	(1.38)	(1.34)		–0	–	–0	–

Total dividends and distributions	(.35)		(4.25)	(1.79)	(1.71)		(.36)		(.20)

Net asset value, end of period	$13.23		$13.10	$26.82	$27.19		$24.88		$24.08

Total Return
Total investment return based on net asset value (d)	3.63	%*	(40.60)%*	5.12%**	17.29%		4.86%		11.46%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$196,208		$211,920	$456,159	$529,732		$571,372		$627,689
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.66	%(e)	.62%	.59%	.61	%(f)	.59%		.60%
Expenses, before waivers and reimbursements	.66	%(e)	.62%	.59%	.61	%(f)	.59%		.65%
Net investment income	1.58	%(e)	1.61%	1.43%	1.42	%(f)	1.29%		1.62	%(b)
Portfolio turnover rate	67%		184%	74%	60%		72%		50%

See footnote summary on page 16.

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GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31,
			2008	2007	2006		2005		2004
Net asset value, beginning of period	$12.97		$26.55	$26.93	$24.65		$23.87		$21.62

Income From Investment Operations
Net investment income (a)	.08		.25	.32	.29		.25		.31	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.37		(9.66)	.96	3.63		.83		2.10
Contributions from Adviser	–0	–	.00 (c)	.06	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.45		(9.41)	1.34	3.92		1.08		2.41

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.37)	(.34)	(.30)		(.30)		(.16)
Distributions from net realized gain on investment transactions	–0	–	(3.80)	(1.38)	(1.34)		–0	–	–0	–

Total dividends and distributions	(.30)		(4.17)	(1.72)	(1.64)		(.30)		(.16)

Net asset value, end of period	$13.12		$12.97	$26.55	$26.93		$24.65		$23.87

Total Return
Total investment return based on net asset value (d)	3.41	%*	(40.69)%*	4.86%**	16.98%		4.60%		11.22%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$770,960		$819,994	$1,758,210	$2,013,964		$2,073,693		$2,044,741
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.91	%(e)	.87%	.84%	.86	%(f)	.85%		.85%
Expenses, before waivers and reimbursements	.91	%(e)	.87%	.84%	.86	%(f)	.85%		.90%
Net investment income	1.34	%(e)	1.36%	1.18%	1.17	%(f)	1.05%		1.39	%(b)
Portfolio turnover rate	67%		184%	74%	60%		72%		50%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Amount less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of each share class for the six months ended June 30, 2009 and the year ended December 31, 2008 by 0.40% and 0.46%, respectively.

**	Includes the impact of proceeds received and credited to the Portfolio in connection with an error made by the Adviser in processing a class action settlement claim, which enhanced the performance of each share class for the year ended December 31, 2007 by 0.19%.

See notes to financial statements.

16

GROWTH & INCOME PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Growth and Income Portfolio (the “Portfolio”) at a meeting held on May 5-7, 2009.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

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GROWTH & INCOME PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2009 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Value Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2009 and (in the case of comparisons with the Index) the since inception period (January 1991 inception). The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods, 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period and 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 10-year period, and that the Portfolio outperformed the Index in the 1-, 3- and 10-year periods but underperformed the Index in the 5-year and since inception periods. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule for clients with an investment style substantially similar to that of the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with an investment style similar to that of the Portfolio that are sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper

18

AllianceBernstein Variable Products Series Fund

described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The directors noted that because of the small number of funds in the Portfolio’s Lipper category, at the request of the Adviser and the Fund’s Senior Officer, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Portfolio had also been expanded by Lipper pursuant to Lipper’s standard guidelines and not at the request of the Adviser or the Fund’s Senior Officer. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 55 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was the same as the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group median and lower than the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

19

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth & Income Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/09 ($MIL)	Portfolio
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$839.6	Growth & Income Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $91,500 (0.01% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth & Income Portfolio	Class A 0.62% Class B 0.87%	December 31

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7, 2009.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

20

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2009 net assets:

Portfolio	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Growth & Income Portfolio	$839.6	Relative Value Schedule 65 bp on 1st $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $25m	0.284	0.550

The Adviser also manages AllianceBernstein Growth & Income Fund, Inc. (“Growth & Income Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

AllianceBernstein Growth & Income Fund, Inc.5 and what would have been the effective advisory fee of the Portfolio had the fee schedule of the AllianceBernstein retail mutual fund been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Growth & Income Portfolio	Growth & Income Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.750	0.750

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for American Value Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio. It should be noted that Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

Fund	Fee
American Value Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the following fees for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Funds had the fee schedules of the sub-advisory relationships been applicable to those Funds based on February 28, 2009 net assets and the Funds’ advisory fees:

Portfolio	Sub-Advised Fund	Sub-Advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Effective Portfolio Adv. Fee (%)
Growth & Income Portfolio	Client No. 1	0.30% on first $1 billion 0.25% on next $500 million 0.20% thereafter	0.300	0.550

	Client No.2[6]	0.30%	0.300	0.550

It is fair to note that the services the Adviser provides, pursuant to the sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the Portfolio.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	The client is an affiliate of the Adviser.

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

22

AllianceBernstein Variable Products Series Fund

classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee[9]	Lipper Exp. Group Median	Rank
Growth & Income Portfolio[10]	0.550	0.563	6/12

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.11 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.12

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given bear market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.13

Portfolio	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Growth & Income Portfolio[15]	0.618	0.600	9/12	0.789	20/115

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2008, relative to 2007.

9	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

10	The Portfolio’s EG includes the Portfolio, five other variable insurance product (“VIP”) Large-Cap Value funds (“LCVE”) and six VIP Large-Cap Core funds (“LCCE”).

11	It should be noted that the expansion of the Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

14	Most recently completed fiscal year end Class A total expense ratio.

15	The Portfolio’s EU includes the Portfolio, EG and all other VIP LCVE and LCCE funds, excluding outliers.

23

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2008, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $3,154,150 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2008, the Adviser determined that it made payments in the amount of $119,023 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $969 from the Portfolio.16

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two

16	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2008.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18	The Deli study was originally published in 2002 based on 1997 data.

24

AllianceBernstein Variable Products Series Fund

dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended January 31, 2009.22

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	–39.29	–40.52	–40.87	2/6	21/59
3 year	–11.77	–13.21	–12.54	2/6	20/56
5 year	–4.25	–4.39	–4.21	2/5	26/48
10 year	0.65	0.65	–0.35	3/5	7/25

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth & Income Portfolio	–39.29	–11.77	–4.25	0.65	7.23	16.43	–0.08	10
Russell 1000 Value Index	–41.78	–13.09	–3.52	0.05	8.76	14.94	–0.15	10
Inception Date: January 14, 1991

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper

21	The Portfolio’s PG and PU are not identical to the Portfolio’s EG and EU. The criteria for including in or excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2009.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

25

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 1, 2009

26

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Global Thematic Growth Portfolio

June 30, 2009

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GLOBAL THEMATIC GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Global Thematic Growth Portfolio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,216.51	$5.55	1.01%
Hypothetical (5% return before expenses)	$1,000	$1,019.79	$5.06	1.01%

Class B
Actual	$1,000	$1,214.62	$6.92	1.26%
Hypothetical (5% return before expenses)	$1,000	$1,018.55	$6.31	1.26%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

GLOBAL THEMATIC GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Impala Platinum Holdings Ltd.	$3,342,035	2.1%
Petroleo Brasileiro SA (ADR)	3,143,166	2.0
Occidental Petroleum Corp.	3,033,841	1.9
Toyota Motor Corp. (Sponsored ADR)	2,817,269	1.8
China Unicom Hong Kong Ltd. (ADR)	2,752,042	1.7
Illumina, Inc.	2,690,754	1.7
Shaw Group, Inc.	2,683,439	1.7
Itau Unibanco Holding SA (ADR)	2,635,695	1.6
Denbury Resources, Inc.	2,555,655	1.6
Juniper Networks, Inc.	2,494,520	1.6

	$28,148,416	17.7%

SECTOR DIVERSIFICATION

June 30, 2009 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$25,960,550	16.6%
Industrials	23,074,129	14.8
Information Technology	21,196,326	13.6
Energy	20,670,809	13.3
Materials (Common Stocks & Rights)	17,038,861	10.9
Health Care	13,300,292	8.5
Consumer Discretionary	11,884,370	7.6
Consumer Staples	11,078,106	7.1
Telecommunication Services	8,042,243	5.2
Utilities (Common Stocks & Rights)	3,671,980	2.4

Total Investments	$155,917,666	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

GLOBAL THEMATIC GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$63,815,071	40.9%
China	15,019,932	9.6
Japan	11,712,474	7.5
Brazil	11,688,068	7.5
United Kingdom	8,449,462	5.4
Hong Kong	6,798,275	4.4
Switzerland	5,754,312	3.7
South Africa	5,451,923	3.5
Canada	4,279,822	2.7
Taiwan	3,888,710	2.5
Netherlands	3,266,387	2.1
Singapore	2,250,246	1.5
France	1,852,126	1.2
Other*	11,690,858	7.5

Total Investments	$155,917,666	100.0%

*	“Other” country weightings represent 1.1% or less in the following countries: Australia, Chile, Germany, Indonesia, Israel, Italy, Panama and South Korea.

3

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.6%

FINANCIALS–16.3%
CAPITAL MARKETS–7.1%
BlackRock, Inc.–Class A	9,700	$1,701,574
The Charles Schwab Corp.	96,500	1,692,610
Credit Suisse Group AG (Sponsored ADR)	53,600	2,451,128
Man Group PLC	417,721	1,914,787
TD Ameritrade Holding Corp.(a)	94,600	1,659,284
Yuanta Financial Holding Co. Ltd.	2,848,000	1,903,775

		11,323,158

COMMERCIAL BANKS–5.5%
Itau Unibanco Holding SA (ADR)	166,500	2,635,695
Shinhan Financial Group Co. Ltd.(a)	59,290	1,494,739
Standard Chartered PLC	124,465	2,340,315
United Overseas Bank Ltd.	223,000	2,250,246

		8,720,995

DIVERSIFIED FINANCIAL SERVICES–1.2%
Nasdaq QMX Group, Inc. (a)	87,700	1,868,887

INSURANCE–1.1%
China Life Insurance Co. Ltd.–Class H	496,000	1,822,900

REAL ESTATE MANAGEMENT & DEVELOPMENT–1.4%
Ciputra Development Tbk PT(a)	5,869,500	411,611
Sun Hung Kai Properties Ltd.	146,000	1,812,999

		2,224,610

		25,960,550

INDUSTRIALS–14.5%
CONSTRUCTION & ENGINEERING–5.0%
China Railway Construction Corp. Ltd.–Class H(a)	1,246,000	1,912,099
Quanta Services, Inc.(a)	74,300	1,718,559
Shaw Group, Inc.(a)	97,900	2,683,439
URS Corp.(a)	33,000	1,634,160

		7,948,257

ELECTRICAL EQUIPMENT–1.3%
ABB Ltd. (Sponsored ADR)	134,000	2,114,520

INDUSTRIAL CONGLOMERATES–1.0%
Siemens AG	22,282	1,540,859

MACHINERY–4.2%
The Japan Steel Works Ltd.	165,000	2,033,460
NGK Insulators Ltd.	44,000	896,797
PACCAR, Inc.	53,500	1,739,285

Company	Shares	U.S. $ Value

Weg SA	280,900	$1,992,605

		6,662,147

MARINE–1.5%
China COSCO Holdings Co. Ltd.–Class H	980,000	1,157,297
China Shipping Container Lines Co. Ltd.–Class H (a)	4,528,000	1,206,625

		2,363,922

ROAD & RAIL–1.5%
Canadian National Railway Co.	56,900	2,444,424

		23,074,129

INFORMATION TECHNOLOGY–13.3%
COMMUNICATIONS EQUIPMENT–3.1%
Juniper Networks, Inc.(a)	105,700	2,494,520
QUALCOMM, Inc.	54,800	2,476,960

		4,971,480

COMPUTERS & PERIPHERALS–2.5%
Apple, Inc.(a)	13,900	1,979,777
Toshiba Corp.	559,000	2,025,226

		4,005,003

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.0%
Byd Co. Ltd.–Class H(a)	383,000	1,509,653

Internet Software & Services–2.1%
Equinix, Inc.(a)	22,300	1,622,102
Tencent Holdings Ltd.	146,000	1,693,980

		3,316,082

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.2%
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored ADR)	210,939	1,984,936

SOFTWARE–3.4%
Activision Blizzard, Inc.(a)	137,000	1,730,310
Red Hat, Inc.(a)	96,100	1,934,493
Salesforce.com, Inc.(a)	45,700	1,744,369

		5,409,172

		21,196,326

ENERGY–13.0%
ENERGY EQUIPMENT & SERVICES–4.1%
National Oilwell Varco, Inc.(a)	49,700	1,623,202
Saipem SpA	68,369	1,670,368
Schlumberger Ltd.	44,200	2,391,662
WorleyParsons Ltd.	39,865	759,762

		6,444,994

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

OIL, GAS & CONSUMABLE FUELS–8.9%
Cameco Corp.	71,543	$1,835,398
Denbury Resources, Inc.(a)	173,500	2,555,655
EOG Resources, Inc.	28,000	1,901,760
Occidental Petroleum Corp.	46,100	3,033,841
Petroleo Brasileiro SA (ADR)	76,700	3,143,166
Tullow Oil PLC	113,378	1,755,995

		14,225,815

		20,670,809

MATERIALS–10.5%
CHEMICALS–3.5%
Air Products & Chemicals, Inc.	30,900	1,995,831
Monsanto Co.	25,300	1,880,802
Sociedad Quimica y Minera de Chile SA (ADR)	45,500	1,646,645

		5,523,278

METALS & MINING–7.0%
AngloGold Ashanti Ltd. (ADR)	57,600	2,109,888
ArcelorMittal (New York)	57,100	1,888,868
Hitachi Metals Ltd.	204,000	1,736,427
Impala Platinum Holdings Ltd.	151,036	3,342,035
Rio Tinto PLC	61,986	2,146,662

		11,223,880

		16,747,158

HEALTH CARE–8.3%
BIOTECHNOLOGY–2.6%
Alnylam Pharmaceuticals, Inc.(a)	39,200	872,984
Cepheid, Inc.(a)	94,500	890,190
Genomic Health, Inc.(a)	91,100	1,578,763
Gilead Sciences, Inc.(a)	18,800	880,592

		4,222,529

HEALTH CARE PROVIDERS & SERVICES–0.7%
Medco Health Solutions, Inc.(a)	24,000	1,094,640

HEALTH CARE TECHNOLOGY–0.7%
athenahealth, Inc.(a)	30,200	1,117,702

LIFE SCIENCES TOOLS & SERVICES–2.5%
Illumina, Inc.(a)	69,100	2,690,754
Qiagen NV(a)	74,100	1,377,519

		4,068,273

PHARMACEUTICALS–1.8%
Roche Holding AG	8,724	1,188,664
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	32,600	1,608,484

		2,797,148

		13,300,292

CONSUMER DISCRETIONARY–7.5%
AUTO COMPONENTS–1.1%
BorgWarner, Inc.	51,900	1,772,385

Company	Shares	U.S. $ Value

AUTOMOBILES–1.8%
Toyota Motor Corp. (Sponsored ADR)	37,300	$2,817,269

DIVERSIFIED CONSUMER SERVICES–1.2%
New Oriental Education & Technology Group, Inc. (Sponsored ADR)(a)	27,500	1,852,400

HOTELS, RESTAURANTS & LEISURE–1.1%
Carnival Corp.	69,100	1,780,707

INTERNET & CATALOG RETAIL–1.3%
Amazon.Com, Inc.(a)	25,000	2,091,500

MEDIA–1.0%
The Walt Disney Co.	67,300	1,570,109

		11,884,370

CONSUMER STAPLES–6.9%
BEVERAGES–0.9%
Heckmann Corp.(a)	400,500	1,501,875

FOOD & STAPLES RETAILING–1.4%
Wal-Mart Stores, Inc.	45,000	2,179,800

FOOD PRODUCTS–3.5%
Chaoda Modern Agriculture Holdings Ltd.	3,754,000	2,195,252
Perdigao SA (Sponsored ADR)(a)	42,100	1,607,378
Tingyi Cayman Islands Holding Corp.	1,058,000	1,741,675

		5,544,305

PERSONAL PRODUCTS–1.1%
L’Oreal SA	24,674	1,852,126

		11,078,106

TELECOMMUNICATION SERVICES–5.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–3.6%
China Unicom Hong Kong Ltd. (ADR)	206,300	2,752,042
Global Village Telecom Holding SA(a)	139,100	2,309,223
Telekomunikasi Indonesia Tbk PT	1,050,500	777,684

		5,838,949

WIRELESS TELECOMMUNICATION SERVICES–1.4%
Softbank Corp.	113,100	2,203,294

		8,042,243

UTILITIES–2.3%
ELECTRIC UTILITIES–1.0%
Exelon Corp.	29,500	1,510,695

5

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–1.3%
China Resources Power Holdings Co.	960,000	$2,123,303

		3,633,998

Total Common Stocks (cost $142,771,555)		155,587,981

RIGHTS–0.2%
MATERIALS–0.2%
METALS & MINING–0.2%
Rio Tinto PLC(a)	25,402	291,703

Company	Shares	U.S. $ Value

UTILITIES–0.0%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.0%
China Resources Power Holdings Co. Ltd.(a)	89,200	$37,982

Total Rights (cost $348,088)		329,685

TOTAL INVESTMENTS–97.8% (cost $143,119,643)		155,917,666
Other assets less liabilities–2.2%		3,547,288

NET ASSETS–100.0%		$159,464,954

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 7/15/09	5,532	$4,172,788	$4,453,068	$280,280
British Pound settling 7/15/09	2,951	4,440,458	4,854,941	414,483
Canadian Dollar settling 7/15/09	5,022	4,331,924	4,317,859	(14,065)
Euro settling 7/15/09	9,613	12,948,903	13,485,848	536,945
Japanese Yen settling 7/15/09	538,813	5,448,059	5,593,987	145,928
Norwegian Krone settling 7/15/09	2,744	426,286	426,587	301
Swedish Krona settling 7/15/09	11,641	1,508,273	1,508,888	615
Sale Contracts:
Canadian Dollar settling 7/15/09	1,655	1,459,500	1,422,950	36,550
Japanese Yen settling 7/15/09	150,451	1,554,792	1,561,991	(7,199)
Swiss Franc settling 7/15/09	643	572,982	591,881	(18,899)

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

6

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $143,119,643)	$155,917,666
Cash	1,539,127
Foreign currencies, at value (cost $1,022,817)	1,029,859
Unrealized appreciation of forward currency exchange contracts	1,415,102
Receivable for investment securities sold and foreign currency contracts	832,913
Receivable for capital stock sold	122,371
Dividends receivable	119,986

Total assets	160,977,024

LIABILITIES
Unrealized depreciation of forward currency exchange contracts	40,163
Payable for investment securities purchased	1,121,952
Advisory fee payable	99,736
Payable for capital stock redeemed	91,621
Administrative fee payable	27,340
Distribution fee payable	22,890
Transfer Agent fee payable	124
Accrued expenses	108,244

Total liabilities	1,512,070

NET ASSETS	$159,464,954

COMPOSITION OF NET ASSETS
Capital stock, at par	$12,217
Additional paid-in capital	420,480,207
Undistributed net investment income	589,077
Accumulated net realized loss on investment and foreign currency transactions	(275,789,650)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	14,173,103

$159,464,954

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$49,739,561	3,751,344	$13.26
B	$109,725,393	8,465,437	$12.96

See notes to financial statements.

7

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $42,851)	$1,401,648

EXPENSES
Advisory fee (see Note B)	494,471
Distribution fee—Class B	112,732
Transfer agency—Class A	798
Transfer agency—Class B	1,722
Custodian	52,883
Administrative	45,840
Printing	27,665
Audit	22,888
Legal	13,351
Directors' fees	1,225
Miscellaneous	3,962

Total expenses	777,537

Net investment income	624,111

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investment transactions	(19,000,488)
Foreign currency transactions	(355,832)
Net change in unrealized appreciation/depreciation of:
Investments	43,685,791
Foreign currency denominated assets and liabilities	1,376,887

Net gain on investment and foreign currency transactions	25,706,358

Contributions from Adviser (see Note B)	19,268

NET INCREASE IN NET ASSETS FROM OPERATIONS	$26,349,737

See notes to financial statements.

8

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$624,111	$(332,124)
Net realized loss on investment and foreign currency transactions	(19,356,320)	(45,118,780)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	45,062,678	(77,916,590)
Contributions from Adviser	19,268	2,781

Net increase (decrease) in net assets from operations	26,349,737	(123,364,713)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	8,302,080	(37,215,115)

Total increase (decrease)	34,651,817	(160,579,828)
NET ASSETS
Beginning of period	124,813,137	285,392,965

End of period (including undistributed net investment income (accumulated net investment loss) of $589,077 and $(35,034), respectively)	$159,464,954	$124,813,137

See notes to financial statements.

9

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Global Thematic Growth Portfolio (the “Portfolio”), formerly AllianceBernstein Global Technology Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a

10

AllianceBernstein Variable Products Series Fund

three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2009:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Financials	$12,009,178		$13,951,372		$–0	–	$25,960,550
Industrials	14,326,992		8,747,137		–0	–	23,074,129
Information Technology	15,967,467		5,228,859		–0	–	21,196,326
Energy	16,484,684		4,186,125		–0	–	20,670,809
Material	11,960,399		5,078,462		–0	–	17,038,861
Health Care	12,111,628		1,188,664		–0	–	13,300,292
Consumer Discretionary	11,884,370		–0	–	–0	–	11,884,370
Consumer Staple	5,289,053		5,789,053		–0	–	11,078,106
Telecommunication Services	5,061,265		2,980,978		–0	–	8,042,243
Utilities	1,548,677		2,123,303		–0	–	3,671,980

	106,643,713		49,273,953	+	–0	–	155,917,666
Other Financial Instruments*	–0	–	1,374,939		–0	–	1,374,939

Total	$106,643,713		$50,648,892		$–0	–	$157,292,605

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

11

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

4. Taxes

It is the policy of the Portfolio’s to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with the FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Recent Accounting Pronouncements

During the period ended June 30, 2009, the Portfolio adopted FASB Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. (see Note D.1)

In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 “Subsequent Events”, adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements issued on August 14, 2009. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of ..75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the six months ended June 30, 2009, the Adviser reimbursed the Portfolio $19,268 for losses incurred due to a trade processing error.

During the year ended December 31, 2008, the Adviser made a payment of $2,781 to the Portfolio in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Portfolio.

Pursuant to the investment advisory agreement, the Portfolio paid $45,840 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2009.

12

AllianceBernstein Variable Products Series Fund

Brokerage commissions paid on investment transactions for the six months ended June 30, 2009, amounted to $391,167, of which $764 and $0 was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $ 576 for the six months ended June 30, 2009.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to ..50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2009, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$238,447,241		$224,086,931
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purpose. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$15,447,660
Gross unrealized depreciation	(2,649,637)

Net unrealized appreciation	$12,798,023

1. Derivative Financial Instruments

The portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making a direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

13

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2009, the Portfolio had no transactions in written options.

At June 30, 2009, the Portfolio had entered into the following derivatives (not designated as hedging instruments under FAS No. 133 “Accounting for Derivative Instruments and Hedging Activities”):

	Asset Derivatives		Liability Derivatives
Derivatives not Accounted for as Hedging Instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,415,102	Unrealized depreciation of forward currency exchange contracts	$40,163

Total		$1,415,102		$40,163

14

AllianceBernstein Variable Products Series Fund

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2009

Derivatives Not Accounted for as Hedging Instruments under Statement 133	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on transactions from foreign currency transactions/change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(12,717)	$1,374,939

Total		$(12,717)	$1,374,939

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
Class A
Shares sold	448,054	288,728	$5,426,027	$4,632,451
Shares redeemed	(358,787)	(1,161,277)	(3,940,491)	(18,867,326)

Net increase (decrease)	89,267	(872,549)	$1,485,536	$(14,234,875)

Class B
Shares sold	1,503,355	1,925,801	$17,728,485	$31,278,399
Shares redeemed	(990,596)	(3,401,467)	(10,911,941)	(54,258,639)

Net increase (decrease)	512,759	(1,475,666)	$6,816,544	$(22,980,240)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

15

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2009. Effective July 16, 2009, the facility will be reduced to $140 million.

NOTE H: Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending December 31, 2009 will be determined at the end of the current fiscal year. As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(251,136,929	)(a)
Unrealized appreciation/(depreciation)	(36,221,010	)(b)

Total accumulated earnings/(deficit)	$(287,357,939)

(a)	On December 31, 2008, the Portfolio had a net capital loss carryforward of $239,453,233 of which $15,961,952 expires in the year 2009, $172,308,210 expires in the year 2010, $21,233,397 expires in the year 2011, and $29,949,674 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses and net foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio deferred to January 1, 2009, post October foreign currency losses of $35,034 and post October capital losses of $11,648,662.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle

16

AllianceBernstein Variable Products Series Fund

these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

17

GLOBAL THEMATIC GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31,
2008	2007	2006	2005	2004
Net asset value, beginning of period	$10.90	$20.71	$17.23	$15.86	$15.27	$14.49

Income From Investment Operations
Net investment income (loss) (a)	.06	.00	(b)	(.03)	(.05)	(.05)	(.03	)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.30	(9.81)	3.51	1.42	.64	.81
Contributions from Adviser	.00	(b)	.00	(b)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	2.36	(9.81)	3.48	1.37	.59	.78

Net asset value, end of period	$13.26	$10.90	$20.71	$17.23	$15.86	$15.27

Total Return
Total investment return based on net asset value (d)	21.65	%*	(47.37	)%*	20.20%	8.64%	3.86%	5.38%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$49,740	$39,933	$93,919	$86,819	$99,781	$117,145
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.01	%(e)	.93%	.93%	.92	%(f)	.92%	.88%
Expenses, before waivers and reimbursements	1.01	%(e)	.93%	.93%	.92	%(f)	.92%	1.06%
Net investment income (loss)	1.13	%(e)	.00	%(b)	(.15)%	(.30	)%(f)	(.32)%	(.22	)%(c)
Portfolio turnover rate	174%	141%	132%	117%	98%	86%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31,
2008	2007	2006	2005	2004
Net asset value, beginning of period	$10.67	$20.31	$16.94	$15.63	$15.08	$14.35

Income From Investment Operations
Net investment loss (a)	0.05	(.04)	(.07)	(.09)	(.08)	(.07	)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.24	(9.60)	3.44	1.40	.63	.80
Contributions from Adviser	.00	(b)	.00	(b)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	2.29	(9.64)	3.37	1.31	.55	.73

Net asset value, end of period	$12.96	$10.67	$20.31	$16.94	$15.63	$15.08

Total Return
Total investment return based on net asset value (d)	21.46	%*	(47.46	)%*	19.89%	8.38%	3.65%	5.09%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$109,725	$84,880	$191,474	$177,350	$148,075	$164,721
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.26	%(e)	1.18%	1.17%	1.18	%(f)	1.17%	1.13%
Expenses, before waivers and reimbursements	1.26	%(e)	1.18%	1.17%	1.18	%(f)	1.17%	1.31%
Net investment loss	.86	%(e)	(.24)%	(.40)%	(.55	)%(f)	(.57)%	(.47	)%(c)
Portfolio turnover rate	174%	141%	132%	117%	98%	86%

(a)	Based on average shares outstanding.

(b)	Amount is less than 0.005.

(c)	Net of expenses reimbursed or waived by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of each share class for the six months ended June 30, 2009 and the year ended December 31, 2008 by 0.06% and 0.03%, respectively.

See notes to financial statements.

19

GLOBAL THEMATIC GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Global Thematic Growth Portfolio (formerly named AllianceBernstein Global Technology Portfolio) (the “Portfolio”) at a meeting held on May 5-7, 2009.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s

20

AllianceBernstein Variable Products Series Fund

relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2009 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) World Information Technology Index (Net) (the “MSCI World IT Index”) and the MSCI World Index (Net) (the “MSCI World Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2009 and (in the case of comparisons with the indices) the since inception period (January 1996 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period, 4th quintile of the Performance Group and the Performance Universe for the 3-year period, 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period and 1st out of 1 of the Performance Group and 3rd out of 4 of the Performance Universe for the 10-year period, and that the Portfolio outperformed the MSCI World IT Index in the 10-year period but underperformed that index in all other periods reviewed and underperformed the MSCI World Index in all periods reviewed. The directors also reviewed performance information for periods ended March 31, 2009 (for which the data was not limited to Class A Shares) and noted that the Portfolio had outperformed the MSCI World Index in the year-to-date, 1- and 3-year periods. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been acceptable. The directors also noted that at the February 2009 meetings, they had approved modifications to the Portfolio’s investment strategy and policies, including a new benchmark, the MSCI All Country World Index, and a name change to AllianceBernstein Global Thematic Growth Portfolio from AllianceBernstein Global Technology Portfolio effective May 1, 2009. As a result, the Portfolio’s investment performance prior to May 1, 2009 was not likely to be representative of performance under the new management strategy. The directors determined to closely monitor the Portfolio’s performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Portfolio. The directors reviewed the relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which involved investments in securities of the same type that the Portfolio invests in (i.e., equity securities). The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund except that the Portfolio’s fee rate is a monthly fee based on average daily net assets whereas the Corresponding Fund’s fee rate is a quarterly fee based on net asset value at the end of each quarter.

21

GLOBAL THEMATIC GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 75 basis points was lower than the Expense Group median. The directors noted that the administrative expense reimbursement was 5 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was higher than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was the same as the Expense Group median and lower than the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

22

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Global Technology Portfolio (the “Portfolio”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/09 ($MIL)	Portfolio
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$110.2	Global Technology Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $92,750 (0.05% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7, 2009.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	On February 3, 2009, the Board of Directors approved the Adviser’s proposal to broaden the Portfolio’s non-fundamental policy and change the Portfolio’s name to AllianceBernstein Global Thematic Growth Portfolio, effective May 1, 2009.

4	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

23

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Global Technology Portfolio	Class A 0.93%	December 31
Class B 1.18%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 However, with respect to the Portfolio, the Adviser represented that there is no institutional product that has a similar investment style as the Portfolio.

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for International Technology Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio. It should be noted that Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

Fund	Fee
International Technology Portfolio
Class A	2.00%
Class I (Institutional)	1.20%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

24

AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)6 at the approximate current asset level of the Portfolio.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[8]	Lipper Exp. Group Median (%)	Rank
Global Technology Portfolio	0.750	0.765	3/9

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all portfolios that have the same investment classification/objective and load type as the subject Portfolio.9

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given bear market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.10

Portfolio	Expense Ratio (%)[11]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Technology Portfolio	0.927	0.927	5/9	0.968	7/16

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

6	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

7	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

8	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one portfolio.

10	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

11	Most recently completed fiscal year end Class A total expense ratio.

25

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2008, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $342,959 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2008, the Adviser determined that it made payments in the amount of $255,916 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $969 from the Portfolio.12

The Portfolio may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Portfolio’s most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory

12	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2008.

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

26

AllianceBernstein Variable Products Series Fund

firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio16 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended January 31, 2009.18

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	–41.48	–37.89	–39.25	8/9	13/20
3 year	–14.86	–13.87	–13.43	7/9	12/18
5 year	–7.26	–7.01	–6.68	5/8	8/14
10 year	–5.73	N/A	–2.73	1/1	3/4

14	The Deli study was originally published in 2002 based on 1997 data.

15	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

16	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

17	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund from a PU is somewhat different from that of an EU.

18	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

19	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

20	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2009.

21	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

27

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)19 versus its benchmarks.20 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.21

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Technology Portfolio	–41.48	–14.86	–7.26	–5.73	1.37	29.65	–0.16	10
MSCI World IT Index (Net)[22]	–38.69	–13.15	–7.03	–7.14	2.76	29.52	–0.33	10
MSCI AC World Index (Net)	–41.43	–12.15	–2.63	–1.76	2.47	N/A	N/A	N/A
Inception Date: January 11, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 1, 2009

22	The benchmark will change effective May 1, 2009 from MSCI World IT Index (Net) to MSCI AC World Index (Net).

28

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Intermediate Bond Portfolio

June 30, 2009

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERMEDIATE BOND PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses
The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Intermediate Bond Portfolio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,076.31	$3.40	0.66%
Hypothetical (5% return before expenses)	$1,000	$1,021.52	$3.31	0.66%

Class B
Actual	$1,000	$1,075.36	$4.68	0.91%
Hypothetical (5% return before expenses)	$1,000	$1,020.28	$4.56	0.91%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

INTERMEDIATE BOND PORTFOLIO
SECURITY TYPE BREAKDOWN
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Corporates—Investment Grades	$58,027,530	37.0%
Mortgage Pass-Thru’s	31,941,130	20.4
Commercial Mortgage-Backed Securities	22,683,117	14.5
Governments—Treasuries	21,277,571	13.6
Corporates—Non-Investment Grades	9,370,493	6.0
Agencies	4,109,594	2.6
Asset-Backed Securities	1,927,064	1.2
Quasi-Sovereigns	1,785,295	1.1
Governments—Sovereign Agencies	1,708,017	1.1
Governments—Sovereign Bonds	1,392,954	0.9
CMOs	1,203,176	0.8
Emerging Markets—Sovereign	869,550	0.5
Emerging Markets—Corporate Bonds	299,533	0.2
Other*	181,291	0.1

Total Investments	$156,776,315	100.0%

*	“Other” represents less than 0.1% weightings in the following security types: Supranationals, Preferred Stocks and Common Stocks.

2

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

CORPORATES–INVESTMENT GRADES–35.3%

INDUSTRIAL–18.9%
BASIC–3.2%
Alcoa, Inc. 6.75%, 7/15/18	$178	$157,918
ArcelorMittal 6.125%, 6/01/18	555	485,625
6.50%, 4/15/14	165	158,073
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	407	458,063
The Dow Chemical Co. 7.375%, 11/01/29	15	13,632
7.60%, 5/15/14	241	248,230
8.55%, 5/15/19	184	184,328
EI Du Pont de Nemours & Co. 5.875%, 1/15/14	239	258,816
Freeport-McMoRan Copper & Gold, Inc. 8.25%, 4/01/15	235	237,350
8.375%, 4/01/17	195	196,462
International Paper Co. 5.30%, 4/01/15	190	174,253
7.40%, 6/15/14	520	517,638
7.95%, 6/15/18	310	299,070
Packaging Corp. of America 5.75%, 8/01/13	155	148,971
PPG Industries, Inc. 5.75%, 3/15/13	455	472,962
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18	460	460,268
Southern Copper Corp. 7.50%, 7/27/35	295	266,701
Usiminas Commercial Ltd. 7.25%, 1/18/18(a)	124	124,930
Weyerhaeuser Co. 6.75%, 3/15/12	405	405,146

		5,268,436

CAPITAL GOODS–1.0%
Allied Waste North America, Inc. 6.375%, 4/15/11	174	177,045
Boeing Co. 6.00%, 3/15/19	400	436,170
John Deere Capital Corp. 5.25%, 10/01/12	410	433,088
Tyco International Finance SA 6.00%, 11/15/13	155	157,607
8.50%, 1/15/19	195	216,212
United Technologies Corp. 4.875%, 5/01/15	246	261,589

		1,681,711

COMMUNICATIONS– MEDIA–2.4%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)	170	167,377
CBS Corp. 8.875%, 5/15/19	420	409,336

	Principal Amount (000)	U.S. $ Value

Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	$280	$327,361
Comcast Corp. 5.30%, 1/15/14	325	336,098
News America, Inc. 6.55%, 3/15/33	210	187,956
9.25%, 2/01/13	235	267,943
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	185	210,193
RR Donnelley & Sons Co. 4.95%, 4/01/14	65	56,583
5.50%, 5/15/15	185	158,788
11.25%, 2/01/19	255	269,952
TCI Communications, Inc. 7.875%, 2/15/26	210	220,865
Time Warner Cable, Inc. 7.50%, 4/01/14	145	159,731
Time Warner Entertainment Co. 8.375%, 3/15/23	550	606,445
WPP Finance UK 5.875%, 6/15/14	120	112,026
8.00%, 9/15/14	415	421,444

		3,912,098

COMMUNICATIONS– TELECOMMUNICATIONS–3.5%
Alltel Corp. 7.875%, 7/01/32	170	197,400
AT&T Corp. 8.00%, 11/15/31	20	23,084
British Telecommunications PLC 9.125%, 12/15/10	310	329,242
Embarq Corp. 6.738%, 6/01/13	420	423,965
7.082%, 6/01/16	855	834,986
New Cingular Wireless Services, Inc. 8.75%, 3/01/31	250	304,703
Pacific Bell Telephone Co. 6.625%, 10/15/34	535	510,414
Qwest Corp. 7.50%, 10/01/14	400	381,500
8.875%, 3/15/12	520	523,900
Telecom Italia Capital SA 4.00%, 1/15/10	380	381,822
6.175%, 6/18/14	355	359,003
6.375%, 11/15/33	40	35,550
US Cellular Corp. 6.70%, 12/15/33	575	550,831
Verizon Communications, Inc. 4.90%, 9/15/15	240	239,717
5.25%, 4/15/13	290	304,349
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12	179	187,640
Vodafone Group PLC 5.50%, 6/15/11	200	210,439

		5,798,545

3

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

CONSUMER CYCLICAL–AUTOMOTIVE–0.1%
Daimler Finance North America LLC 4.875%, 6/15/10	$110	$110,087
5.75%, 9/08/11	120	122,447

		232,534

CONSUMER CYCLICAL–ENTERTAINMENT–0.4%
Time Warner, Inc. 6.875%, 5/01/12	240	256,739
The Walt Disney Co. 5.50%, 3/15/19	330	345,885

		602,624

CONSUMER CYCLICAL–OTHER–0.4%
Marriott International, Inc. Series J 5.625%, 2/15/13	502	495,592
Toll Brothers Finance Corp. 5.15%, 5/15/15	40	35,415
6.875%, 11/15/12	95	91,540

		622,547

CONSUMER CYCLICAL–RETAILERS–0.2%
Wal-Mart Stores, Inc. 4.25%, 4/15/13	225	233,779

CONSUMER NON-CYCLICAL–4.5%
Avon Products, Inc. 6.50%, 3/01/19	410	449,364
Bottling Group LLC 6.95%, 3/15/14	355	404,906
Bunge Ltd. Finance Corp. 5.10%, 7/15/15	206	188,896
5.875%, 5/15/13	350	348,380
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)	350	345,589
Campbell Soup Co. 6.75%, 2/15/11	335	362,428
The Coca-Cola Co. 5.35%, 11/15/17	380	405,820
ConAgra Foods, Inc. 7.875%, 9/15/10	11	11,658
Diageo Capital PLC 7.375%, 1/15/14	360	407,324
Fisher Scientific International, Inc. 6.125%, 7/01/15	230	230,863
6.75%, 8/15/14	171	175,741
Fortune Brands, Inc. 4.875%, 12/01/13	374	364,096
5.125%, 1/15/11	115	115,432
Johnson & Johnson 5.55%, 8/15/17	370	402,154

	Principal Amount (000)		U.S. $ Value

Kraft Foods, Inc. 4.125%, 11/12/09		$415	$419,355
5.25%, 10/01/13		220	227,484
The Kroger Co. 6.80%, 12/15/18		229	245,115
Pepsico, Inc. 4.65%, 2/15/13		385	404,174
Pfizer, Inc. 5.35%, 3/15/15		405	435,213
Series INTL 1.80%, 2/22/16	JPY	20,000	196,928
The Procter & Gamble Co. 4.70%, 2/15/19		$402	407,685
Reynolds American, Inc. 7.25%, 6/01/13		105	107,977
7.625%, 6/01/16		395	396,184
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17		84	75,390
Whirlpool Corp. 8.60%, 5/01/14		55	57,475
Wyeth 5.50%, 2/01/14		251	268,628

			7,454,259

ENERGY–1.6%
Amerada Hess Corp. 7.875%, 10/01/29		165	178,967
Apache Corp. 5.25%, 4/15/13		225	236,349
Baker Hughes, Inc. 6.50%, 11/15/13		205	227,375
Canadian Natural Resources Ltd. 5.15%, 2/01/13		60	61,057
Conoco, Inc. 6.95%, 4/15/29		155	167,015
Nabors Industries, Inc. 9.25%, 1/15/19(a)		425	490,015
Noble Energy, Inc. 8.25%, 3/01/19		406	461,923
TNK-BP Finance SA 7.50%, 7/18/16(a)		100	87,000
Valero Energy Corp. 6.875%, 4/15/12		515	547,657
Weatherford International Ltd. 5.15%, 3/15/13		195	194,486
6.00%, 3/15/18		35	34,370

			2,686,214

TECHNOLOGY–1.5%
Cisco Systems, Inc. 5.25%, 2/22/11		380	400,687
Computer Sciences Corp. 5.50%, 3/15/13		280	278,527
Dell, Inc. 5.625%, 4/15/14		250	264,029

4

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Electronic Data Systems Corp. Series B 6.00%, 8/01/13		$566	$617,873
Motorola, Inc. 6.50%, 9/01/25		125	87,500
7.50%, 5/15/25		25	19,125
7.625%, 11/15/10		22	22,383
Oracle Corp. 4.95%, 4/15/13		239	250,270
5.00%, 1/15/11		140	146,762
Xerox Corp. 7.625%, 6/15/13		40	40,289
8.25%, 5/15/14		375	389,949

			2,517,394

TRANSPORTATION– RAILROADS–0.1%
Canadian Pacific Railway Co. 6.50%, 5/15/18		92	91,435

			31,101,576

FINANCIAL INSTITUTIONS–12.1%
BANKING–7.8%
American Express Centurion 4.375%, 7/30/09		250	249,727
American Express Co. 8.125%, 5/20/19		405	420,280
ANZ National International Ltd. 6.20%, 7/19/13(a)		240	247,788
Bank of America Corp. 4.875%, 1/15/13		660	652,060
5.375%, 9/11/12		375	376,803
Barclays Bank PLC 5.75%, 9/14/26	GBP	75	93,333
8.55%, 6/15/11(a)(b)		$365	244,550
BBVA International Preferred SA Unipersonal 5.919%, 4/18/17(b)		170	100,300
The Bear Stearns Co., Inc. 5.55%, 1/22/17		394	365,141
5.70%, 11/15/14		450	458,491
7.625%, 12/07/09		215	220,445
Citigroup, Inc. 4.625%, 8/03/10		107	106,467
5.50%, 4/11/13		350	328,036
6.50%, 8/19/13		355	344,839
8.50%, 5/22/19		505	513,706
Compass Bank 5.50%, 4/01/20		250	186,302
Countrywide Financial Corp. 5.80%, 6/07/12		229	230,427
Countrywide Home Loans, Inc. Series L 4.00%, 3/22/11		4	3,948

	Principal Amount (000)		U.S. $ Value

Credit Suisse USA, Inc. 5.50%, 8/15/13		$159	$165,719
The Goldman Sachs Group, Inc. 4.75%, 7/15/13		460	460,614
7.35%, 10/01/09		95	96,458
7.50%, 2/15/19		540	578,217
Huntington National Bank 4.375%, 1/15/10		250	249,679
JP Morgan Chase & Co. 4.75%, 5/01/13		615	622,803
6.75%, 2/01/11		285	297,957
Marshall & Ilsley Bank 5.00%, 1/17/17		175	119,475
Marshall & Ilsley Corp. 4.375%, 8/01/09		175	175,035
5.626%, 8/17/09		105	104,660
Merrill Lynch & Co., Inc. 6.05%, 5/16/16		535	479,037
Morgan Stanley 6.60%, 4/01/12		320	338,802
5.625%, 1/09/12		480	491,235
6.625%, 4/01/18		465	463,561
National Capital Trust II 5.486%, 12/29/49(a)(b)		122	80,520
National City Bank of Cleveland Ohio 6.25%, 3/15/11		250	255,341
National Westminster Bank 6.50%, 9/07/21	GBP	50	62,965
Rabobank Nederland 11.00%, 6/30/19(a)(b)		$90	100,125
Regions Financial Corp. 6.375%, 5/15/12		215	197,251
Standard Chartered PLC 6.409%, 1/30/17(a)(b)		100	66,500
UBS Preferred Funding Trust I 8.622%, 10/01/10(b)		180	128,179
UFJ Finance Aruba AEC 6.75%, 7/15/13		240	248,506
Union Bank of California 5.95%, 5/11/16		660	610,564
Union Planters Corp. 7.75%, 3/01/11		143	138,798
VTB Capital SA 6.609%, 10/31/12(a)		135	126,900
Wachovia Corp. 5.50%, 5/01/13		505	521,667
Wells Fargo & Co. 5.625%, 12/11/17		565	556,148

			12,879,359

FINANCE–1.9%
General Electric Capital Corp. 4.80%, 5/01/13		435	435,474
5.625%, 5/01/18		455	430,331
Series A 4.375%, 11/21/11		155	155,745

5

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

HSBC Finance Corp. 7.00%, 5/15/12		$280	$288,671
International Lease Finance Corp. 5.65%, 6/01/14		65	47,102
SLM Corp. 5.45%, 4/25/11		235	216,200
5.125%, 8/27/12		145	124,027
5.40%, 10/25/11		405	364,253
Series A 4.50%, 7/26/10		90	85,050
5.375%, 1/15/13–5/15/14		1,220	999,224

			3,146,077

INSURANCE–1.9%
The Allstate Corp. 6.125%, 5/15/37(b)		530	389,550
Genworth Financial, Inc. 1.60%, 6/20/11	JPY	15,000	102,206
6.515%, 5/22/18		$520	347,583
Humana, Inc. 6.30%, 8/01/18		215	179,275
ING Capital Funding Trust III 8.439%, 12/31/10(b)		270	170,100
ING Groep NV 5.775%, 12/08/15(b)		90	52,650
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)		145	114,797
Lincoln National Corp. 8.75%, 7/01/19		113	113,958
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		225	238,926
Principal Financial Group, Inc. 7.875%, 5/15/14		325	342,385
Prudential Financial, Inc. 6.20%, 1/15/15		45	43,992
7.375%, 6/15/19		35	34,364
5.15%, 1/15/13		325	315,395
UnitedHealth Group, Inc. 4.125%, 8/15/09		82	82,122
5.25%, 3/15/11		95	98,043
WellPoint, Inc. 4.25%, 12/15/09		72	72,855
XL Capital Ltd. 5.25%, 9/15/14		300	251,781
6.25%, 5/15/27		200	142,072

			3,092,054

REITS–0.5%
HCP, Inc. 5.95%, 9/15/11		225	220,213
Simon Property Group LP 5.00%, 3/01/12		220	219,309
5.625%, 8/15/14		420	401,052

			840,574

			19,958,064

	Principal Amount (000)	U.S. $ Value

UTILITY–3.4%
ELECTRIC–2.2%
Carolina Power & Light Co. 6.50%, 7/15/12	$480	$522,831
Exelon Corp. 6.75%, 5/01/11	95	99,158
FirstEnergy Corp.
Series B 6.45%, 11/15/11	405	422,723
Series C 7.375%, 11/15/31	420	396,420
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	240	255,601
Nisource Finance Corp. 6.80%, 1/15/19	550	515,401
7.875%, 11/15/10	110	113,618
Pacific Gas & Electric Co. 4.80%, 3/01/14	215	226,348
6.05%, 3/01/34	125	129,680
Progress Energy, Inc. 7.10%, 3/01/11	73	77,639
Public Service Company of Colorado Series 10 7.875%, 10/01/12	210	243,291
The Southern Co. Series A 5.30%, 1/15/12	156	163,799
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)	235	232,265
Wisconsin Energy Corp. 6.25%, 5/15/67(b)	204	148,920

		3,547,694

NATURAL GAS–1.0%
Duke Energy Field Services Corp. 7.875%, 8/16/10	70	73,226
Energy Transfer Partners LP 6.70%, 7/01/18	440	449,813
7.50%, 7/01/38	505	530,319
Enterprise Products Operating LLC Series G 5.60%, 10/15/14	95	97,635
TransCanada Pipelines Ltd. 6.35%, 5/15/67(b)	235	163,325
Williams Co., Inc. 7.875%, 9/01/21	289	284,665

		1,598,983

OTHER UTILITY– 0.2%
Veolia Environnement 6.00%, 6/01/18	350	356,740

		5,503,417

6

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

NON CORPORATE SECTORS–0.9%
AGENCIES–NOT GOVERNMENT GUARANTEED–0.9%
Gaz Capital SA 6.212%, 11/22/16(a)	$460	$386,400
6.51%, 3/07/22(a)	857	636,323
TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(a)	465	441,750

		1,464,473

Total Corporates–Investment Grades (cost $58,157,396)		58,027,530

MORTGAGE PASS-THRU’S–19.4%
AGENCY FIXED RATE 30-YEAR–17.7%
Federal Home Loan Mortgage Corp. Gold
Series 2005 4.50%, 8/01/35–10/01/35	4,074	4,068,273
5.50%, 1/01/35	6,875	7,127,541
Series 2007 5.50%, 7/01/35	270	280,677
Federal National Mortgage Association
Series 2002 7.00%, 3/01/32	36	39,328
Series 2003 5.00%, 11/01/33	286	292,869
5.50%, 4/01/33–7/01/33	1,105	1,146,561
Series 2004 5.50%, 4/01/34–11/01/34	923	957,202
6.00%, 9/01/34	502	528,072
Series 2005 4.50%, 8/01/35	873	874,461
5.00%, 10/01/35	2,235	2,283,887
5.50%, 2/01/35	1,113	1,154,785
Series 2006 5.00%, 2/01/36	1,991	2,033,980
6.50%, 11/01/36	1,709	1,823,045
Series 2007 4.50%, 9/01/35–8/01/37	1,073	1,074,402
5.00%, 7/01/36	310	316,414
Series 2008 6.00%, 3/01/37	4,059	4,258,032
Government National Mortgage Association
Series 1994 9.00%, 9/15/24	6	6,075
Series 2006 6.00%, 7/15/36	812	847,493

		29,113,097

AGENCY ARMS–1.7%
Federal Home Loan Mortgage Corp.
Series 2007 6.077%, 1/01/37(c)	212	222,733

	Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association
Series 2003 4.742%, 12/01/33(c)	$394	$410,813
Series 2006 5.454%, 2/01/36(c)	433	452,163
5.816%, 11/01/36(c)	572	600,457
6.235%, 3/01/36(c)	371	390,448
Series 2007 4.725%, 3/01/34(c)	741	751,419

		2,828,033

Total Mortgage Pass-Thru’s (cost $31,061,955)		31,941,130

COMMERCIAL MORTGAGE-BACKED SECURITIES–13.8%
NON-AGENCY FIXED RATE CMBS–13.8%
Banc of America Commercial Mortgage, Inc.
Series 2001-PB1, Class A2 5.787%, 5/11/35	309	313,841
Series 2004-4, Class A3 4.128%, 7/10/42	343	342,316
Series 2004-6, Class A2 4.161%, 12/10/42	496	493,131
Series 2005-6, Class A4 5.351%, 9/10/47	470	408,359
Series 2006-5, Class A4 5.414%, 9/10/47	455	362,794
Bear Stearns Commercial Mortgage Securities, Inc.
Series 2005-PWR7, Class A3 5.116%, 2/11/41	505	433,603
Series 2005-T18, Class A4 4.933%, 2/13/42	530	456,737
Commercial Mortgage Pass Through Certificates
Series 2007-C9, Class A4 6.01%, 12/10/49	1,085	862,316
Credit Suisse Mortgage Capital Certificates
Series 2006-C3, Class A3 6.02%, 6/15/38	1,095	799,210
Series 2006-C5, Class A3 5.311%, 12/15/39	225	154,210
CS First Boston Mortgage Securities Corp.
Series 2003-CK2, Class A2 3.861%, 3/15/36	20	20,025
Series 2004-C3, Class A5 5.113%, 7/15/36	220	194,732
Series 2005-C1, Class A4 5.014%, 2/15/38	435	367,197
GE Capital Commercial Mortgage Corp.
Series 2005-C3, Class A3FX 4.863%, 7/10/45	455	445,295

7

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

Greenwich Capital Commercial Funding Corp.
Series 2003-C1, Class A4 4.111%, 7/05/35	$450	$413,572
Series 2005-GG3, Class A2 4.305%, 8/10/42	497	485,487
Series 2007-GG11, Class A4 5.736%, 12/10/49	420	337,698
Series 2007-GG9, Class A2 5.381%, 3/10/39	870	816,859
Series 2007-GG9, Class A4 5.444%, 3/10/39	680	542,038
GS Mortgage Securities Corp. II
Series 2004-GG2, Class A6 5.396%, 8/10/38	300	267,459
Series 2006-GG8, Class A2 5.479%, 11/10/39	1,070	998,710
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2004-C1, Class A2 4.302%, 1/15/38	95	86,276
Series 2005-LDP1, Class A4 5.038%, 3/15/46	550	479,221
Series 2005-LDP3, Class A2 4.851%, 8/15/42	405	387,070
Series 2005-LDP4, Class A2 4.79%, 10/15/42	416	411,273
Series 2005-LDP5, Class A2 5.198%, 12/15/44	360	348,415
Series 2006-CB14, Class A4 5.481%, 12/12/44	545	439,875
Series 2006-CB15, Class A4 5.814%, 6/12/43	1,035	814,052
Series 2006-CB17, Class A4 5.429%, 12/12/43	420	339,540
Series 2007-C1, Class A4 5.716%, 2/15/51	1,115	734,244
Series 2007-LD11, Class A4 6.007%, 6/15/49	1,105	843,817
Series 2007-LDPX, Class A3 5.42%, 1/15/49	1,110	817,059
LB-UBS Commercial Mortgage Trust Series 2003-C3, Class A4 4.166%, 5/15/32	430	394,656
Series 2004-C4, Class A4 5.409%, 6/15/29	830	718,903
Series 2004-C8, Class A2 4.201%, 12/15/29	410	408,382
Series 2005-C1, Class A4 4.742%, 2/15/30	365	319,974
Series 2005-C7, Class A4 5.197%, 11/15/30	340	292,008
Series 2006-C1, Class A4 5.156%, 2/15/31	1,240	1,032,668
Series 2006-C6, Class A4 5.372%, 9/15/39	475	385,135

	Principal Amount (000)		U.S. $ Value

Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-9, Class A4 5.70%, 9/12/49		$1,105	$762,160
Morgan Stanley Capital I Series 2005-T17, Class A5 4.78%, 12/13/41		655	568,137
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45		1,080	863,348
Series 2007-C31, Class A4 5.509%, 4/15/47		1,100	729,578
Series 2007-C32, Class A2 5.924%, 6/15/49		605	564,632
Series 2007-C32, Class A3 5.929%, 6/15/49		615	427,105

Total Commercial Mortgage-Backed Securities (cost $26,364,199)			22,683,117

GOVERNMENTS– TREASURIES–12.9%
BRAZIL–0.9%
Republic of Brazil 12.50%, 1/05/16	BRL	2,690	1,512,660

SWEDEN–1.5%
Sweden Government Bond Series 1045 5.25%, 3/15/11	SEK	9,205	1,274,894
Series 1046 5.50%, 10/08/12		8,685	1,245,946

			2,520,840

UNITED STATES–10.5%
U.S. Treasury Bonds 4.50%, 2/15/36		$2,215	2,281,796
U.S. Treasury Notes 0.875%, 2/28/11–5/31/11		12,795	12,761,478
4.25%, 11/15/17		2,075	2,200,797

			17,244,071

Total Governments–Treasuries (cost $21,554,216)			21,277,571

CORPORATES– NON-INVESTMENT GRADES–5.7%

INDUSTRIAL–3.9%
BASIC–0.6%
Ineos Group Holdings PLC 8.50%, 2/15/16(a)		179	55,490
Steel Capital SA for OAO Severstal 9.25%, 4/19/14(a)		228	184,680
9.75%, 7/23/13(a)		200	169,000
United States Steel Corp. 5.65%, 6/01/13		495	445,512

8

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

Westvaco Corp. 8.20%, 1/15/30	$50	$44,170

		898,852

CAPITAL GOODS–1.4%
Bombardier, Inc. 6.30%, 5/01/14(a)	270	236,250
8.00%, 11/15/14(a)	225	211,781
Case Corp. 7.25%, 1/15/16	170	153,212
Case New Holland, Inc. 7.125%, 3/01/14	175	159,688
Masco Corp. 6.125%, 10/03/16	635	533,143
Mohawk Industries, Inc. 6.625%, 1/15/16	550	488,719
Textron Financial Corp. 4.60%, 5/03/10	51	48,705
5.125%, 11/01/10–2/03/11	196	181,365
5.40%, 4/28/13	69	56,495
United Rentals North America, Inc. 7.75%, 11/15/13	220	189,200

		2,258,558

COMMUNICATIONS–MEDIA–0.3%
CCH I LLC 11.75%, 5/15/14(d)(e)	420	2,625
Clear Channel Communications, Inc. 5.50%, 9/15/14	238	52,360
DirecTV Holdings LLC 6.375%, 6/15/15	216	199,800
Quebecor Media, Inc. 7.75%, 3/15/16	230	208,438
RH Donnelley Corp. Series A-4 8.875%, 10/15/17(d)	545	27,931
Univision Communications, Inc. 12.00%, 7/01/14(a)	41	38,130
WDAC Subsidiary Corp. 8.375%, 12/01/14(a)	70	17,500

		546,784

COMMUNICATIONS– TELECOMMUNICATIONS–0.3%
Digicel Ltd. 9.25%, 9/01/12(a)	161	156,170
Frontier Communications Corp. 6.25%, 1/15/13	210	193,200
Inmarsat Finance PLC 10.375%, 11/15/12(f)	155	160,425

		509,795

CONSUMER CYCLICAL–AUTOMOTIVE–0.3%
Affinia Group, Inc. 9.00%, 11/30/14	85	59,500

	Principal Amount (000)		U.S. $ Value

Ford Motor Credit Co. LLC 3.889%, 1/13/12(c)		$240	$185,700
7.00%, 10/01/13		204	164,022
Lear Corp. Series B 8.75%, 12/01/16(d)		122	32,025
Visteon Corp. 7.00%, 3/10/14(d)		165	4,950

			446,197

CONSUMER CYCLICAL– OTHER–0.8%
Broder Brothers Co. 12.00%, 10/15/13(g)(h)(i)		34	24,256
Greektown Holdings LLC 10.75%, 12/01/13(a)(d)		90	5,625
Harrah’s Operating Co., Inc. 10.75%, 2/01/16		160	77,600
Sheraton Holding Corp. 7.375%, 11/15/15		379	348,680
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13		550	511,500
7.875%, 5/01/12		362	333,040

			1,300,701

CONSUMER CYCLICAL– RETAILERS–0.0%
Limited Brands, Inc. 6.90%, 7/15/17		45	38,939

CONSUMER NON-CYCLICAL–0.1%
Bausch & Lomb, Inc. 9.875%, 11/01/15		155	148,025
HCA, Inc. 8.50%, 4/15/19(a)		40	39,300

			187,325

SERVICES–0.0%
Travelport LLC 9.875%, 9/01/14		35	23,275

TECHNOLOGY–0.1%
Avago Technologies Finance 10.125%, 12/01/13		110	112,200

TRANSPORTATION– AIRLINES–0.0%
Continental Airlines, Inc. Series RJO3 7.875%, 7/02/18		39	22,541

			6,345,167

FINANCIAL INSTITUTIONS–1.4%
BANKING–0.8%
ABN Amro Bank NV 4.31%, 3/10/16(b)	EUR	125	71,896
BankAmerica Capital II Series 2 8.00%, 12/15/26		$98	81,330

9

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Commerzbank Capital Funding Trust I 5.012%, 4/12/16(b)	EUR	200	$89,783
Dexia Credit Local 4.30%, 11/18/15(b)		300	151,509
HBOS Capital Funding LP 4.939%, 5/23/16(b)		59	27,314
HBOS Euro Finance LP 7.627%, 12/09/11(b)		94	52,747
KBC Bank Funding Trust III 9.86%, 11/02/09(a)(b)		$332	146,080
Lloyds Banking Group PLC 5.92%, 10/01/15(a)(b)		200	70,000
6.267%, 11/14/16(a)(b)		566	192,440
6.657%, 5/21/37(a)(b)		500	180,000
RBS Capital Trust III 5.512%, 9/30/14(b)		335	137,350
Royal Bank of Scotland Group PLC 7.648%, 9/30/31(b)		115	56,925
Zions Bancorp 5.50%, 11/16/15		105	75,579

			1,332,953

BROKERAGE–0.0%
Lehman Brothers Holdings, Inc. 7.875%, 11/01/09(d)		43	6,342
6.20%, 9/26/14(d)		75	11,063

			17,405

FINANCE–0.5%
CIT Group, Inc. 5.00%, 2/01/15		240	141,362
5.85%, 9/15/16		360	203,239
7.625%, 11/30/12		435	297,865
5.125%, 9/30/14		195	114,939

			757,405

INSURANCE–0.1%
Crum & Forster Holdings Corp. 7.75%, 5/01/17		95	82,413
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		80	44,800

			127,213

OTHER FINANCE–0.0%
Aiful Corp. 6.00%, 12/12/11(a)		125	61,250

			2,296,226

UTILITY–0.4%
ELECTRIC–0.3%
Dynegy Holdings, Inc. 8.375%, 5/01/16		205	173,737
Dynegy Roseton/Danskammer Pass Through Trust Series B 7.67%, 11/08/16		195	171,113

	Principal Amount (000)	U.S. $ Value

RRI Energy, Inc. 7.875%, 6/15/17	$155	$138,725

		483,575

NATURAL GAS–0.1%
Enterprise Products Operating LLC Series A 8.375%, 8/01/66(b)	305	245,525

		729,100

Total Corporates– Non-Investment Grades (cost $12,342,095)		9,370,493

AGENCIES–2.5%
AGENCY DEBENTURES–2.5%
Federal Home Loan Mortgage Corp. 4.75%, 1/19/16	1,810	1,941,426
Federal National Mortgage Association 5.375%, 6/12/17	870	970,662
6.25%, 5/15/29	1,020	1,197,506

Total Agencies (cost $4,076,782)		4,109,594

ASSET-BACKED SECURITIES–1.2%
CREDIT CARDS–FLOATING RATE–0.5%
Chase Issuance Trust FRN Series 2007-A1, Class A1 0.339%, 3/15/13(c)	875	858,948

HOME EQUITY LOANS–FLOATING RATE–0.5%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.434%, 12/25/32(c)	115	74,902
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33(f)	252	211,168
GE-WMC Mortgage Securities LLC Series 2005-2, Class A2B 0.484%, 12/25/35(c)	14	13,231
HFC Home Equity Loan Asset Backed Certificates Series 2005-3, Class A1 0.575%, 1/20/35(c)	134	79,495
Home Equity Asset Trust Series 2007-2, Class M1 0.744%, 7/25/37(c)	475	9,215
Indymac Residential Asset Backed Trust Series 2006-D, Class 2A2 0.424%, 11/25/36(c)	490	345,116

10

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

Option One Mortgage Loan Trust Series 2007-2, Class M1 0.674%, 3/25/37(c)	$160	$3,568
RAAC Series Series 2006-SP3, Class A1 0.394%, 8/25/36(c)	25	23,523
Residential Asset Mortgage Products, Inc. Series 2005-RS3, Class AIA2 0.484%, 3/25/35(c)	16	14,964
Series 2005-RZ1, Class A2 0.514%, 4/25/35(c)	29	27,166

		802,348

HOME EQUITY LOANS– FIXED RATE–0.1%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33	100	65,677
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	416	75,558
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB7, Class AF2 5.147%, 11/25/35	6	6,286
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36	20	20,043
Residential Funding Mortgage Securities II, Inc. Series 2005-HI2, Class A3 4.46%, 5/25/35	10	10,178

		177,742

OTHER ABS–FIXED RATE–0.1%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(a)	100	88,026

Total Asset-Backed Securities (cost $3,197,849)		1,927,064

QUASI-SOVEREIGNS–1.1%

QUASI-SOVEREIGN BONDS–1.1%
RUSSIA–1.1%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)	377	324,220
7.75%, 5/29/18(a)	1,610	1,461,075

Total Quasi-Sovereigns (cost $1,979,014)		1,785,295

GOVERNMENTS–SOVEREIGN AGENCIES–1.0%
GERMANY–0.0%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17	70	74,154

	Principal Amount (000)		U.S. $ Value

UNITED KINGDOM–1.0%
Barclays Bank PLC 2.875%, 12/23/11	GBP	440	$732,432
The Royal Bank of Scotland PLC 2.625%, 5/11/12(a)		$895	901,431

			1,633,863

Total Governments–Sovereign Agencies (cost $1,604,047)			1,708,017

GOVERNMENTS–SOVEREIGN BONDS–0.9%
PERU–0.6%
Republic of Peru 8.375%, 5/03/16		255	293,888
9.875%, 2/06/15		555	678,487

			972,375

RUSSIA–0.3%
Russian Federation 7.50%, 3/31/30(a)		427	420,579

Total Governments–Sovereign Bonds (cost $1,289,524)			1,392,954

CMOS–0.7%
NON-AGENCY ARMS–0.5%
Bear Stearns Alt-A Trust Series 2006-3, Class 22A1 5.956%, 5/25/36		146	68,479
Series 2007-1, Class 21A1 5.663%, 1/25/47(b)		229	105,079
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.122%, 5/25/35(b)		389	261,258
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(c)		458	269,467
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.844%, 5/25/36(b)		206	87,941

			792,224

NON-AGENCY FLOATING RATE–0.2%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 2.34%, 12/25/35(c)		138	63,330
Series 2007-OA3, Class M1 0.624%, 4/25/47(c)		145	2,047
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 6.061%, 7/25/36(b)		404	181,501

11

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

WaMu Mortgage Pass Through Certificates Series 2007-OA1, Class A1A 2.139%, 2/25/47(c)	$336	$114,514
Series 2007-OA3, Class B1 0.764%, 4/25/47(c)	449	5,319

		366,711

AGENCY FLOATING RATE–0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.579%, 5/28/35(c)	50	44,241

Total CMOs (cost $2,947,753)		1,203,176

EMERGING MARKETS–SOVEREIGNS–0.5%
INDONESIA–0.5%
Indonesia Government International Bond 11.625%, 3/04/19(a) (cost $677,149)	682	869,550

EMERGING MARKETS–CORPORATE BONDS–0.2%

INDUSTRIAL–0.1%
COMMUNICATIONS– TELECOMMUNICATIONS–0.1%
Mobile Telesystems Finance SA 8.00%, 1/28/12(a)	231	228,113

FINANCIAL INSTITUTIONS–0.1%
OTHER FINANCE–0.1%
MMG Fiduc (AES El Salvador) 6.75%, 2/01/16(a)	100	71,420

Total Emerging Markets–Corporate Bonds (cost $330,272)		299,533

	Principal Amount (000)	U.S. $ Value

SUPRANATIONALS–0.1%
European Investment Bank 4.875%, 2/15/36 (cost $109,789)	$110	$106,055

	Shares
PREFERRED STOCKS–0.0%

FINANCIAL INSTITUTIONS–0.0%
REITS–0.0%
Sovereign REIT 12.00%(a)	93	68,355

NON CORPORATE SECTORS–0.0%
AGENCIES–GOVERNMENT SPONSORED–0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%	2,400	2,928
Federal National Mortgage Association 8.25%	2,950	3,953

		6,881

Total Preferred Stocks (cost $221,409)		75,236

COMMON STOCK–0.0%
Broder Brothers Co.(j) (cost $0)	3,463	0

TOTAL INVESTMENTS–95.3% (cost $165,913,449)		156,776,315
Other assets less liabilities–4.7%		7,817,630

NET ASSETS–100.0%		$164,593,945

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citibank	$7,615	9/17/10	SIFMA	*	2.7875%	$222,492

12

AllianceBernstein Variable Products Series Fund

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10YR Treasury Note	17	September 2009	$1,937,509	$1,976,516	$39,007
U.S. 5YR Treasury Note	42	September 2009	4,779,818	4,818,188	38,370

					$77,377

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 8/10/09	2,131	$1,739,029	$1,711,552	$(27,477)
Australian Dollar settling 8/10/09	949	742,683	762,455	19,772
Australian Dollar settling 8/10/09	1,061	840,919	851,991	11,072
Australian Dollar settling 8/10/09	956	753,187	767,967	14,780
Euro settling 7/08/09	88	122,075	123,392	1,317
New Zealand Dollar settling 7/21/09	1,294	796,717	833,911	37,194
New Zealand Dollar settling 7/21/09	1,307	825,131	842,332	17,201
Norwegian Krone settling 8/06/09	31,753	5,110,854	4,935,686	(175,168)
Norwegian Krone settling 8/06/09	1,598	247,949	248,377	428

Sale Contracts:
British Pound settling 8/25/09	543	888,442	892,658	(4,216)
Canadian Dollar settling 8/21/09	1,820	1,611,785	1,565,709	46,076
Euro settling 7/08/09	12	15,419	16,354	(935)
Euro settling 7/08/09	235	313,555	329,197	(15,642)
Euro settling 7/08/09	6	8,569	8,623	(54)
Euro settling 7/08/09	43	61,628	60,948	680
Euro settling 7/08/09	40	56,242	56,060	182
Japanese Yen settling 7/15/09	27,595	285,072	286,514	(1,442)
Norwegian Krone settling 8/06/09	2,058	323,848	319,851	3,997
Swedish Krona settling 7/28/09	19,874	2,627,543	2,577,194	50,349
Swiss Franc settling 7/27/09	3,854	3,463,392	3,548,715	(85,323)
Swiss Franc settling 7/27/09	1,288	1,178,225	1,185,823	(7,598)

13

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the aggregate market value of these securities amounted to $10,373,020 or 6.3% of net assets.

(b)	Variable rate coupon, rate shown as of June 30, 2009.

(c)	Floating Rate Security. Stated interest rate was in effect at June 30, 2009.

(d)	Security is in default and is non-income producing.

(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2009.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.0% of net assets as of June 30, 2009, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Broder Brothers Co. 12.00%, 10/15/13	5/21/09	$75,428	$24,256	0.01%

(h)	Fair valued.

(i)	Pay-In-Kind Payments (PIK).

(j)	Non-income producing security.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of June 30, 2009, the fund’s total exposure to subprime investments was 1.14% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

Currency Abbreviations:

BRL—Brazilian Real

EUR—Euro Dollar

GBP—Great British Pound

JPY—Japanese Yen

SEK—Swedish Krona

Glossary:

ABS—Asset-Backed Securities

ARMS—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

FRN—Floating Rate Note

LP—Limited Partnership

OJSC—Open Joint Stock Company

REIT—Real Estate Investment Trust

See notes to financial statements.

14

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $165,913,449)	$156,776,315
Cash	6,575,516 (a)
Foreign currencies, at value (cost $1,251)	1,246
Unrealized appreciation of forward currency exchange contracts	203,048
Unrealized appreciation of interest rate swap contracts	222,492
Interest receivable	1,818,888
Receivable for investment securities sold	623,190
Receivable for capital stock sold	150,310

Total assets	166,371,005

LIABILITIES
Unrealized depreciation of forward currency exchange contracts	317,855
Payable for investment securities purchased and foreign currency	1,219,659
Advisory fee payable	60,750
Payable for capital stock redeemed	48,639
Administrative fee payable	24,016
Payable for variation margin on futures contracts	9,750
Distribution fee payable	8,046
Transfer Agent fee payable	124
Accrued expenses	88,221

Total liabilities	1,777,060

NET ASSETS	$164,593,945

COMPOSITION OF NET ASSETS
Capital stock, at par	$15,153
Additional paid-in capital	176,226,902
Undistributed net investment income	2,938,202
Accumulated net realized loss on investment and foreign currency transactions	(5,638,722)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(8,947,590)

$164,593,945

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$125,516,359	11,532,806	$10.88
B	$39,077,586	3,620,384	$10.79

(a)	An amount of $72,600 has been segregated to collateralize margin requirements for the open futures contracts outstanding at June 30, 2009.

See notes to financial statements.

15

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest (net of foreign withholding taxes of $40)	$4,440,585
Dividends	5,588

Total investment income	4,446,173

EXPENSES
Advisory fee (see Note B)	370,396
Distribution fee—Class B	49,191
Transfer agency—Class A	1,096
Transfer agency—Class B	344
Custodian	72,936
Administrative	43,766
Audit	24,516
Printing	13,287
Legal	12,323
Directors’ fees	1,289
Miscellaneous	1,944

Total expenses	591,088

Net investment income	3,855,085

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(483,432)
Futures	37,846
Swap contracts	1,127,740
Foreign currency transactions	202,834
Net change in unrealized appreciation/depreciation of:
Investments	8,482,373
Futures	91,025
Swap contracts	(1,184,522)
Foreign currency denominated assets and liabilities	88,891

Net gain on investment and foreign currency transactions	8,362,755

NET INCREASE IN NET ASSETS FROM OPERATIONS	$12,217,840

See notes to financial statements.

16

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,855,085		$7,465,700
Net realized gain (loss) on investment and foreign currency transactions	884,988		(1,324,260)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	7,477,767		(19,092,693)
Contributions from Adviser	–0	–	233

Net increase (decrease) in net assets from operations	12,217,840		(12,951,020)
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(4,631,069)		(3,089,962)
Class B	(1,363,648)		(996,992)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(11,668,788)		100,483,150

Total increase (decrease)	(5,445,665)		83,445,176
NET ASSETS
Beginning of period	170,039,610		86,594,434

End of period (including undistributed net investment income of $2,938,202 and $5,077,834, respectively)	$164,593,945		$170,039,610

See notes to financial statements.

17

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2009, (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”), formerly AllianceBernstein U.S. Government/High Grade Securities Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is

18

AllianceBernstein Variable Products Series Fund

defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2009:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Corporates—Investment Grades	$–0	–	$55,764,305		$2,263,225		$58,027,530
Mortgage Pass-Thru’s	–0	–	31,941,130		–0	–	31,941,130
Commercial Mortgage-Backed Securities	–0	–	22,683,117		–0	–	22,683,117
Governments—Treasuries	–0	–	19,764,911		1,512,660		21,277,571
Corporates—Non-Investment Grades	–0	–	8,956,176		414,317		9,370,493
Agencies	–0	–	4,109,594		–0	–	4,109,594
Asset-Backed Securities	–0	–	858,948		1,068,116		1,927,064
Quasi-Sovereigns	–0	–	126,420		1,658,875		1,785,295
Governments—Sovereign Agencies	–0	–	1,708,017		–0	–	1,708,017
Governments—Sovereign Bonds	–0	–	972,375		420,579		1,392,954
CMOs	–0	–	44,241		1,158,935		1,203,176
Emerging Markets—Sovereigns	–0	–	–0	–	869,550		869,550
Emerging Markets—Corporate Bonds	–0	–	71,420		228,113		299,533
Supranationals	–0	–	106,055		–0	–	106,055
Preferred Stocks	–0	–	6,881		68,355		75,236

	–0	–	147,113,590		9,662,725		156,776,315
Other Financial Instruments*	77,377		(114,807)		222,492		185,062

Total	$77,377		$146,998,783		$9,885,217		$156,961,377

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

19

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporates– Investment Grades		Governments– Treasuries		Corporates– Non-Investment Grades		Asset-Backed Securities		Preferred Stocks
Balance as of 12/31/08	$782,544		$–0	–	$172,182		$1,548,320		$77,190
Accrued discounts/premiums	857		(1,285)		335		102		–0	–
Realized gain (loss)	–0	–	–0	–	–0	–	(93,050)		–0	–
Change in unrealized appreciation/depreciation	97,469		(54,566)		34,098		41,187		(8,835)
Net purchases (sales)	411,632		1,568,511		38,702		(428,443)		–0	–
Net transfers in and/or out of Level 3	970,723		–0	–	169,000		–0	–	–0	–

Balance as of 6/30/09	$2,263,225		$1,512,660		$414,317		$1,068,116		$68,355

Net change in unrealized appreciation/depreciation from investments held as of 6/30/09*	$38,738		$–0	–	$33,836		$(317,785)		$(8,835)

	Governments Sovereign Bonds		CMOs		Emerging Markets– Sovereigns		Emerging Markets– Corporate- Bonds		Quasi- Sovereigns
Balance as of 12/31/08	$7,709,551		$1,239,649		$140,970		$–0	–	$619,108
Accrued discounts/premiums	(2,447)		33		(15)		–0	–	551
Realized gain (loss)	657,187		328		(13,321)		–0	–	(84,216)
Change in unrealized appreciation/depreciation	(952,469)		52,308		16,575		–0	–	70,357
Net purchases (sales)	(7,411,821)		(133,383)		725,341		–0	–	(324,210)
Net transfers in and/or out of Level 3	420,578		–0	–	–0	–	228,113		1,377,285

Balance as of 6/30/09	$420,579		$1,158,935		$869,550		$228,113		$1,658,875

Net change in unrealized appreciation/depreciation from investments held as of 6/30/09*	$–0	–	$(80,714)		$–0	–	$–0	–	$66,700

	Interest Rate Swap		Total
Balance as of 12/31/08	$–0	–	12,289,514
Accrued discounts/premiums	–0	–	(1,869)
Realized gain (loss)	–0	–	466,928
Change in unrealized appreciation/depreciation	–0	–	(703,876)
Net purchases (sales)	–0	–	(5,553,671)
Net transfers in and/or out of Level 3	222,492		3,388,191

Balance as of 6/30/09	$222,492		9,885,217

Net change in unrealized appreciation/depreciation from investments held as of 6/30/09*	$–0	–	(268,060)

*	The unrealized depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains

20

AllianceBernstein Variable Products Series Fund

or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Recent Accounting Pronouncements

During the period ended June 30. 2009, the Portfolio adopted FASB Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. (see Note D.1.)

In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 “Subsequent Events”, adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements issued on August 14, 2009. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended December 31, 2008, the Adviser reimbursed the portfolio $233 for losses incurred due to a trade processing error.

21

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Pursuant to the investment advisory agreement, the Portfolio paid $43,766 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2009.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2009, amounted to $523, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $576 for the six months ended June 30, 2009.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2009, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$29,296,924	$34,067,410
U.S. government securities	60,800,644	61,170,034

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purpose. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, swap contracts and foreign currency transactions) are as follows:

Gross unrealized appreciation	$3,700,728
Gross unrealized depreciation	(12,837,862)

Net unrealized depreciation	$(9,137,134)

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making a direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and

22

AllianceBernstein Variable Products Series Fund

movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2009, the Portfolio had no transactions in written options.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies,

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INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of a default, bankruptcy or insolvency by one of the parties to the swap agreement.

•	Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

A Portfolio may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps on the statement of operations, in addition to any realized gain/loss recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

At June 30, 2009, the Portfolio had entered into the following derivatives (not designated as hedging instruments under FAS No. 133 “Accounting for Derivative Instruments and Hedging Activities”):

	Asset Derivatives		Liability Derivatives
Derivatives not Accounted for as Hedging Instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$203,048	Unrealized depreciation of forward currency exchange contracts	$317,855
Interest rate contracts			Payable for variation margin on futures contracts	77,377	*
Interest rate swap contracts	Unrealized appreciation of interest rate swap contracts	222,492

Total		$425,540		$395,232

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in portfolio of investments. Only variation margin receivable/payable at period end is reported within the statement of assets & liabilities.

24

AllianceBernstein Variable Products Series Fund

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2009:

Derivatives Not Accounted for as Hedging Instruments under Statement 133	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$77,958	$(16,954)
Interest rate contracts	Net realized gain (loss) on transactions from futures; change in unrealized appreciation (depreciation) of futures	37,846	91,025
Interest rate swap contracts	Net realized gain or (loss) on transactions from interest rate swaps; change in unrealized appreciation (depreciation) of interest rate swaps	1,127,740	(1,184,522)

Total		$1,243,544	$(1,110,451)

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended June 30, 2009, the Portfolio had no transactions in dollar rolls.

25

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31, 2008	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31, 2008
Class A
Shares sold	429,244		889,328	$4,512,149		$9,800,251
Shares issued in reinvestment of dividends	435,251		275,397	4,631,069		3,089,962
Shares issued in connection with the acquisition of Global Dollar Government, High Yield, Americas Government Income and Global Bond Portfolios	–0	–	9,547,574	–0	–	106,562,852
Shares redeemed	(1,629,494)		(4,045,124)	(17,455,174)		(43,829,291)

Net increase (decrease)	(764,999)		6,667,175	$(8,311,956)		$75,623,774

Class B
Shares sold	214,944		527,791	$2,237,775		$5,931,418
Shares issued in reinvestment of dividends	129,882		89,497	1,363,647		996,992
Shares issued in connection with the acquisition of Global Dollar Government, High Yield, Americas Government Income and Global Bond Portfolios	–0	–	3,110,268	–0	–	34,459,827
Shares redeemed	(658,828)		(1,531,497)	(6,958,254)		(16,528,861)

Net increase (decrease)	(314,002)		2,196,059	$(3,356,832)		$24,859,376

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

26

AllianceBernstein Variable Products Series Fund

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2009. Effective July 16, 2009, the facility will be reduced to $140 million.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 were as follows:

	2008		2007
Distributions paid from:
Ordinary income	$4,086,954		$4,145,618
Net long-term capital gains	–0	–	–0	–

Total taxable distributions	4,086,954		4,145,618

Total distributions paid	$4,086,954		$4,145,618

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,951,955
Accumulated capital and other losses	(7,228,753	)(a)
Unrealized appreciation/(depreciation)	(16,594,436	)(b)

Total accumulated earnings/(deficit)	$(17,871,234)

(a)	On December 31, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $6,443,879 (of which approximately $4,873,968 and $545,980, respectively, were attributable to the purchase of net assets of AllianceBernstein High Yield Portfolio and AllianceBernstein Global Bond Portfolio) of which $4,208,388 expires in the year 2009, $125,778 expires in the year 2012, $749,515 expires in the year 2013, $357,884 expires in the year 2014, $336,267 expires in the year 2015 and $666,047 expires in the year 2016. During the fiscal year, the Portfolio had capital loss carryforwards expire of $2,890,265. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. As a result of the merger with AllianceBernstein High Yield Portfolio and AllianceBernstein Global Bond Portfolio into the Portfolio, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code. Net capital and foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio defers post October foreign currency losses of $708,162 to January 1, 2009. As of December 31, 2008, the Portfolio also had deferred straddle losses of $76,712.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax treatment of swap income, and the realization for tax purposes of gains/losses on certain derivative instruments.

NOTE I

Acquisition of AllianceBernstein Global Dollar Government Portfolio, AllianceBernstein High Yield Portfolio, AllianceBernstein Americas Government Income Portfolio and AllianceBernstein Global Bond Portfolio

On April 25, 2008, the Portfolio acquired all of the assets and assumed all of the liabilities of AllianceBernstein Global Dollar Government Portfolio (“Global Dollar Government”), AllianceBernstein High Yield Portfolio (“High Yield”), AllianceBernstein Americas Government Income Portfolio (“Americas Government Income”) and AllianceBernstein Global Bond Portfolio (“Global Bond”) in a tax free event, pursuant to a Plan of Acquisition and Liquidation.

As a result of the acquisition, stockholders of Global Dollar Government, High Yield, Americas Government Income and Global Bond received shares of the Portfolio equivalent to the aggregate net asset value of the shares they held in their respective Portfolios. On April 25, 2008, the acquisition was accomplished by a tax-free exchange of 12,657,842 shares of the Portfolio for 1,938,390 shares of Global Dollar Government, 5,108,831 shares of High Yield, 3,392,239 shares of Americas Government Income and 3,898,401 shares of Global Bond. The aggregate net assets of the Portfolio, Global Dollar Government, High Yield, Americas Government Income and Global Bond immediately before the acquisition were $85,627,226, $23,506,474, $31,533,721, $40,523,058, and $45,459,426 (including total net unrealized appreciation of

27

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

investments and foreign currency denominated assets and liabilities of $2,895,655), respectively. Immediately after the acquisition, the combined net assets of the Portfolio amounted to $226,649,905.

NOTE J: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

28

INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31,
2008	2007	2006	2005	2004
Net asset value, beginning of period	$10.50	$11.78	$11.78	$11.82	$12.28	$12.56

Income From Investment Operations
Net investment income (a)	.25	.51	.54	.50	.41	.32	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.54	(1.22)	.01	(.06)	(.17)	.12
Contributions from Adviser	–0	–	.00	(c)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.79	(.71)	.55	.44	.24	.44

Less: Dividends and Distributions
Dividends from net investment income	(.41)	(.57)	(.55)	(.48)	(.36)	(.36)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	(.34)	(.36)

Total dividends and distributions	(.41)	(.57)	(.55)	(.48)	(.70)	(.72)

Net asset value, end of period	$10.88	$10.50	$11.78	$11.78	$11.82	$12.28

Total Return
Total investment return based on net asset value (d)	7.63	%*	(6.38	)%*	4.85%	3.93%	1.98%	3.77%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$125,516	$129,111	$66,305	$71,655	$83,329	$102,543
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.66	%(e)	.64%	.78%	.77	%(f)	.71%	.68%
Expenses, before waivers and reimbursements	.66	%(e)	.64%	.78%	.77	%(f)	.71%	.78%
Net investment income	4.74	%(e)	4.72%	4.58%	4.25	%(f)	3.37	%(b)	2.46	%(b)
Portfolio turnover rate	60%	106%	90%	327%	529%	662%

See footnote summary on page 30.

29

INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31,
2008	2007	2006	2005	2004
Net asset value, beginning of period	$10.40	$11.67	$11.67	$11.72	$12.18	$12.47

Income From Investment Operations
Net investment income (a)	.24	.48	.50	.46	.38	.28	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.54	(1.21)	.02	(.06)	(.17)	.13
Contributions from Adviser	–0	–	.00	(c)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.78	(.73)	.52	.40	.21	.41

Less: Dividends and Distributions
Dividends from net investment income	(.39)	(.54)	(.52)	(.45)	(.33)	(.34)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	(.34)	(.36)

Total dividends and distributions	(.39)	(.54)	(.52)	(.45)	(.67)	(.70)

Net asset value, end of period	$10.79	$10.40	$11.67	$11.67	$11.72	$12.18

Total Return
Total investment return based on net asset value (d)	7.54	%*	(6.59	)%*	4.60%	3.59%	1.75%	3.52%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,078	$40,929	$20,289	$22,340	$24,716	$25,744
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.91	%(e)	.89%	1.03%	1.02	%(f)	.96%	.93%
Expenses, before waivers and reimbursements	.91	%(e)	.89%	1.03%	1.02	%(f)	.96%	1.03%
Net investment income	4.49	%(e)	4.47%	4.32%	4.01	%(f)	3.14	%(b)	2.19	%(b)
Portfolio turnover rate	60%	106%	90%	327%	529%	662%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Amount less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of each share class for the six months ended June 30, 2009 and the year ended December 31, 2008 by .01% and .09%, respectively.

See notes to financial statements.

30

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), with respect to AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Net Assets 09/30/08 ($MIL)	Advisory Fee Based on % of Average Daily Net Assets	Portfolio
Low Risk Income	$190.3	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	Intermediate Bond Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,000 (0.10% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 22, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	It should be noted that on April 25, 2008, the Portfolio, U.S. Government / High Grade Portfolio, acquired the assets of other fixed income series of the Fund, including Americas Government Income Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio and High Yield Portfolio, and was renamed Intermediate Bond Portfolio.

4	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

31

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Intermediate Bond Portfolio[5]	Class A 0.78% Class B 1.03%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolio.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on September 30, 2008 net assets:

Portfolio	Net Assets 09/30/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Intermediate Bond Portfolio	$190.3	U.S. Strategic Core Plus 0.50% on the first $30 million 0.20% on the balance Minimum Account Size: $25 million	0.247%	0.450%

5	As previously mentioned, the combined Portfolio’s pro-forma expense ratios, based on estimates at the time of the merger, are 0.63% and 0.88% for Classes A and B shares, respectively.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

32

AllianceBernstein Variable Products Series Fund

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Portfolio. Set forth in the table below is Intermediate Duration Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule on Intermediate Duration Portfolio been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2008 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 on the balance	0.500%	0.450%

Certain of the AllianceBernstein Mutual Funds (“ABMF”), which the Adviser manages, have similar investment styles as the Portfolio and their fee schedules are set forth below. ABMF was also affected by the Adviser’s settlement with the NYAG. As a result, Intermediate Bond Portfolio has the same breakpoints as AllianceBernstein Bond Fund, Inc.—Intermediate Bond Portfolio. Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio was not affected by the settlement since the fund has lower breakpoints than the NYAG related fee schedule. Also shown are what would have been the effective advisory fees of the Portfolio had the ABMF fee schedules been applicable to the Portfolio based on September 30, 2008 net assets and the Portfolio’s advisory fee:

Portfolio	ABMF Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Bond Fund, Inc.—Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.450%

Intermediate Bond Portfolio	Intermediate Duration Institutional Portfolio[7]	0.50% on first $1 billion 0.45% on the balance	0.500%	0.450%

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

7	Intermediate Duration Institutional Portfolio has an expense cap of 0.45%, which effectively reduces the advisory fee of the fund.

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

33

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio.

Portfolio	Contractual Management Fee[10]	Lipper Exp. Group Median	Rank
Intermediate Bond Portfolio[11]	0.450	0.525	4/13

However, because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification.12 A “normal” EU will include funds that have the same investment objective/classification as the subject portfolio.13 Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown. Pro-forma total expense ration information (shown in bold and italicized) is included in the table below14:

Portfolio	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Intermediate Bond Portfolio	0.781	0.639	12/13	0.620	35/36
pro-forma	0.630	0.639	7/13	0.620	22/36

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

11	The Portfolio’s EG includes the Portfolio, six other A-rated Corporate Debt Funds and six BBB-rated Corporate Debt funds.

12	The expansion of the Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested only that the EGs be expanded.

13	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Pro-forma shows what the total expense ratio of the Portfolio would have been had the changes made to the expense cap of the Portfolio been in effect during the Portfolio’s entire fiscal year.

15	Most recently completed fiscal year Class A share total expense ratio.

34

AllianceBernstein Variable Products Series Fund

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees it 0.25%. During the fiscal year ended December 31, 2007, ABI received $52,521 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payments in the amount of $454,119 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”).16 During the most recently completed fiscal year, ABIS received a fee of $786 from the Portfolio.17

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

16	It should be noted that the insurance companies, linked to the variable products, provide additional shareholder services for the Portfolios, including record keeping, administration and customer service for contract holders.

17	The Portfolio (which includes the Portfolio and other series of the Portfolio) paid ABIS a flat fee of $18,000 in 2007.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

19	The Deli study was originally published in 2002 based on 1997 data.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

35

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $590 billion as of September 30, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio21 relative to its Lipper Performance Group (“PG”)22 and Lipper Performance Universe (“PU”) for the periods ended July 31, 2008.23

Portfolio	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	1.91	1.90	1.91	3/7	10/20
3 year	2.66	2.66	2.97	4/7	12/20
5 year	3.39	3.39	3.74	4/7	14/20
10 year	4.50	4.65	4.69	5/7	13/20

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)24 versus its benchmark.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information for the Portfolio is also shown.26

	Periods Ending July 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Intermediate Bond Portfolio	1.90	2.66	3.39	4.50	5.16	3.44	0.27	10
Lehman Brothers Government Bond Index	8.62	5.17	4.75	5.73	6.19	4.27	0.51	10
Inception Date: September 17, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2008

21	The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

22	The Portfolio’s PG/PU are not identical to the Portfolio’s EG/EU, as the criteria for including/excluding a fund in/from a PG/PU are somewhat different from that of an EG/EU.

23	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2008.

26	Portfolio volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

36

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Growth Portfolio

June 30, 2009

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Growth Portfolio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,111.80	$5.50	1.05%
Hypothetical (5% return before expenses)	$1,000	$1,019.59	$5.26	1.05%

Class B
Actual	$1,000	$1,110.69	$6.80	1.30%
Hypothetical (5% return before expenses)	$1,000	$1,018.35	$6.51	1.30%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

INTERNATIONAL GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Industrial & Commercial Bank of China Ltd.—Class H	$3,947,623	3.0%
Tesco PLC	3,732,421	2.8
Credit Suisse Group AG	3,558,116	2.7
Standard Chartered PLC	3,488,916	2.6
Investimentos Itau SA	2,924,440	2.2
British American Tobacco PLC	2,651,792	2.0
ArcelorMittal (Euronext Amsterdam)	2,347,413	1.7
Roche Holding AG	2,258,381	1.7
BG Group PLC	2,250,016	1.7
Vodafone Group PLC	2,201,970	1.6

	$29,361,088	22.0%

SECTOR DIVERSIFICATION

June 30, 2009 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$31,159,376	23.8%
Energy	15,450,362	11.8
Industrials	13,299,562	10.2
Consumer Staples	13,008,637	10.0
Materials	12,540,989	9.6
Consumer Discretionary	11,518,612	8.8
Information Technology	10,498,327	8.0
Health Care	10,345,027	7.9
Telecommunication Services	9,723,995	7.4
Utilities	3,204,398	2.5

Total Investments	$130,749,285	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

INTERNATIONAL GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United Kingdom	$35,039,353	27.2%
Japan	12,847,674	9.8
Switzerland	11,706,327	9.0
Germany	10,114,288	7.7
Brazil	8,915,703	6.8
France	8,571,905	6.6
China	6,830,839	5.2
Australia	4,071,875	3.1
Canada	3,898,260	3.0
Spain	3,803,801	2.9
Italy	3,009,837	2.3
Netherlands	2,782,934	2.1
Taiwan	2,448,166	1.9
Other*	16,708,323	12.4

Total Investments	$130,749,285	100.0%

*	“Other” country weightings represent 1.5% or less in the following countries: Belgium, Denmark, Egypt, Greece, Hong Kong, India, Israel, Mexico, Russia, Singapore, South Africa, South Korea, Sweden, Thailand, Turkey and United States.

3

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.7%

FINANCIALS–23.3%
CAPITAL MARKETS–9.2%
Credit Suisse Group AG	77,661	$3,558,116
ICAP PLC	180,815	1,346,707
Julius Baer Holding AG	48,966	1,904,396
Macquarie Group Ltd.	47,227	1,478,517
Man Group PLC	475,938	2,181,648
Partners Group Holding AG	19,023	1,850,400

		12,319,784

COMMERCIAL BANKS–11.2%
Commercial International Bank	45,564	397,480
ICICI Bank Ltd.	94,234	1,412,915
Industrial & Commercial Bank of China Ltd.–Class H	5,699,000	3,947,623
Investimentos Itau SA	11,554	50,886
Investimentos Itau SA	652,460	2,873,554
Siam Commercial Bank PCL	909,300	2,001,688
Standard Chartered PLC	185,551	3,488,916
United Overseas Bank Ltd.	86,000	867,809

		15,040,871

DIVERSIFIED FINANCIAL SERVICES–1.4%
Companhia Brasileira de Meios de Pagamento(a)	28,900	248,515
Deutsche Boerse AG	9,093	707,662
IG Group Holdings PLC	190,589	879,652

		1,835,829

INSURANCE–1.5%
Hannover Rueckversicherung AG(a)	16,722	618,172
Prudential PLC	196,727	1,344,720

		1,962,892

		31,159,376

ENERGY–11.6%
ENERGY EQUIPMENT & SERVICES–3.6%
Saipem SpA	55,088	1,345,891
Schlumberger Ltd.	21,000	1,136,310
Tenaris SA	88,973	1,213,770
WorleyParsons Ltd.	56,213	1,071,328

		4,767,299

OIL, GAS & CONSUMABLE FUELS–8.0%
BG Group PLC	133,614	2,250,016
BP PLC	228,939	1,809,032
LUKOIL (OTC US) (Sponsored ADR)	23,702	1,054,407
Petroleo Brasileiro SA (Sponsored ADR)	45,500	1,517,880
Santos Ltd.	69,436	813,554
Suncor Energy, Inc. (New York Stock Exchange)	37,800	1,146,852

Company	Shares	U.S. $ Value

Suncor Energy, Inc. (Toronto Stock Exchange)	12,376	$376,339
Tullow Oil PLC	110,730	1,714,983

		10,683,063

		15,450,362

INDUSTRIALS–9.9%
AEROSPACE & DEFENSE–1.0%
BAE Systems PLC	231,204	1,291,972

CONSTRUCTION & ENGINEERING–0.4%
Aveng Ltd.	121,928	553,493

ELECTRICAL EQUIPMENT–1.6%
Gamesa Corp. Tecnologica SA	58,605	1,117,316
Schneider Electric SA	14,013	1,072,530

		2,189,846

INDUSTRIAL CONGLOMERATES–2.1%
Siemens AG	26,970	1,865,047
Smiths Group PLC	81,264	940,288

		2,805,335

MACHINERY–2.7%
AB SKF	32,908	406,735
Charter International PLC	78,163	557,276
Kubota Corp.	106,000	872,907
MAN AG	19,567	1,203,950
NGK Insulators Ltd.	28,000	570,689

		3,611,557

ROAD & RAIL–0.7%
Canadian National Railway Co.	23,099	992,354

TRADING COMPANIES & DISTRIBUTORS–0.8%
Mitsui & Co. Ltd.	90,800	1,075,951

TRANSPORTATION INFRASTRUCTURE–0.6%
China Merchants Holdings International Co. Ltd.	272,000	779,054

		13,299,562

CONSUMER STAPLES–9.7%
BEVERAGES–1.4%
Anheuser-Busch InBev NV	37,610	1,363,723
Pernod-Ricard SA	8,807	556,810

		1,920,533

FOOD & STAPLES RETAILING–2.8%
Tesco PLC	639,130	3,732,421

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

FOOD PRODUCTS–2.1%
Groupe Danone	8,818	$437,240
Nestle SA	51,144	1,931,118
Unilever NV	18,007	435,520

		2,803,878

HOUSEHOLD PRODUCTS–1.4%
Reckitt Benckiser Group PLC	41,605	1,900,013

TOBACCO–2.0%
British American Tobacco PLC	96,065	2,651,792

		13,008,637

MATERIALS–9.3%
CONSTRUCTION MATERIALS–0.4%
Anhui Conch Cement Co. Ltd.–Class H	84,000	522,475

METALS & MINING–8.9%
ArcelorMittal (Euronext Amsterdam)	70,307	2,347,413
BHP Billiton PLC	35,946	810,173
Cia Vale do Rio Doce (Sponsored ADR)–Class B	82,050	1,259,468
Equinox Minerals Ltd.(a)(b)	306,343	708,475
Equinox Minerals Ltd. (Toronto Stock Exchange)(a)	351,871	813,767
Gerdau SA	142,500	1,494,450
Rio Tinto PLC	23,205	803,621
Sumitomo Metal Mining Co. Ltd.	105,000	1,475,025
Usinas Siderurgicas de Minas Gerais SA (preference shares)–Class A	49,400	1,057,581
Xstrata PLC	102,008	1,108,649

		11,878,622

		12,401,097

CONSUMER DISCRETIONARY–8.6%
AUTO COMPONENTS–0.9%
Denso Corp.	47,100	1,207,298

AUTOMOBILES–1.8%
Bayerische Motoren Werke AG	31,870	1,203,893
Nissan Motor Co. Ltd.	146,400	888,486
Volkswagen AG	1,034	350,304

		2,442,683

HOTELS, RESTAURANTS & LEISURE–1.6%
Carnival PLC	59,583	1,586,910
Lottomatica SpA	23,314	450,176
OPAP, SA	4,377	116,713

		2,153,799

Company	Shares	U.S. $ Value

HOUSEHOLD DURABLES–0.6%
Panasonic Corp.	56,900	$766,590

MEDIA–2.7%
British Sky Broadcasting Group PLC	30,713	230,553
Eutelsat Communications	72,815	1,884,690
Pearson PLC	46,144	464,683
SES SA (FDR)	55,115	1,053,912

		3,633,838

MULTILINE RETAIL–0.1%
Next PLC	6,494	157,339

SPECIALTY RETAIL–0.7%
Hennes & Mauritz AB–Class B	12,919	645,101
Nitori Co. Ltd.	4,350	308,047

		953,148

TEXTILES, APPAREL & LUXURY GOODS–0.2%
Compagnie Financiere Richemont SA(a)	9,781	203,917

		11,518,612

INFORMATION TECHNOLOGY–7.9%
COMMUNICATIONS EQUIPMENT–0.4%
Research In Motion Ltd.(a)	8,004	568,947

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–3.6%
AU Optronics Corp. (Sponsored ADR)	81,300	786,984
FUJIFILM Holdings Corp.	39,300	1,250,715
HON HAI Precision Industry Co. Ltd.	221,950	680,660
Hoya Corp.	20,100	402,641
Keyence Corp.	6,460	1,316,088
Murata Manufacturing Co. Ltd.	10,000	426,794

		4,863,882

IT SERVICES–0.5%
Cap Gemini SA	17,710	655,440

OFFICE ELECTRONICS–0.7%
Canon, Inc.	16,200	529,157
Ricoh Co. Ltd.	26,000	334,937

		864,094

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.3%
Samsung Electronics Co. Ltd.	1,586	733,310
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored ADR)	104,200	980,522

		1,713,832

5

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

SOFTWARE–1.4%
SAP AG	32,602	$1,314,461
Shanda Interactive Entertainment Ltd. (Sponsored ADR)(a)	9,900	517,671

		1,832,132

		10,498,327

Health Care–7.7%
BIOTECHNOLOGY–0.6%
Grifols SA	42,420	752,483

HEALTH CARE PROVIDERS & SERVICES–0.7%
Fresenius Medical Care AG & Co. KGaA	21,413	962,225

PHARMACEUTICALS–6.4%
AstraZeneca PLC	19,074	841,019
Bayer AG	17,615	946,635
GlaxoSmithKline PLC	65,808	1,162,386
Novo Nordisk A/S–Class B	10,866	591,819
Roche Holding AG	16,575	2,258,381
Sanofi-Aventis	19,254	1,137,717
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	34,300	1,692,362

		8,630,319

		10,345,027

TELECOMMUNICATION SERVICES–7.3%
DIVERSIFIED TELECOMMUNICATION SERVICES–2.9%
China Unicom Hong Kong Ltd.	108,000	143,600
Global Village Telecom Holding SA(a)	24,900	413,369
Iliad SA	8,282	805,416
Telefonica SA	85,162	1,934,001
Vimpel-Communications (Sponsored ADR)(a)	43,985	517,704

		3,814,090

Company	Shares	U.S. $ Value

WIRELESS TELECOMMUNICATION SERVICES–4.4%
America Movil SAB de CV Series L (ADR)	26,700	$1,033,824
China Mobile Ltd.	107,000	1,071,327
Idea Cellular Ltd.(a)	48,684	72,242
MTN Group Ltd.	50,419	774,356
NTT DoCoMo, Inc.	517	756,184
Vodafone Group PLC	1,132,154	2,201,972

		5,909,905

		9,723,995

UTILITIES–2.4%
ELECTRIC UTILITIES–1.2%
E.ON AG	26,535	941,939
The Kansai Electric Power Co., Inc.	30,200	666,165

		1,608,104

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.5%
China Resources Power Holdings Co.	284,000	628,144

MULTI-UTILITIES–0.7%
GDF Suez	25,864	968,150

		3,204,398

Total Common Stocks (cost $130,519,061)		130,609,393

RIGHTS–0.1%
MATERIALS–0.1%
METALS & MINING–0.1%
Rio Tinto PLC(a) (cost $152,180)	12,182	139,892

TOTAL INVESTMENTS–97.8% (cost $130,671,241)		130,749,285
Other assets less liabilities–2.2%		2,974,842

NET ASSETS–100.0%		$133,724,127

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 8/17/09	5,461	$3,941,750	$4,384,259	$442,509
Australian Dollar settling 8/17/09	1,553	1,142,542	1,246,796	104,254
Australian Dollar settling 8/17/09	1,872	1,421,784	1,502,899	81,115
Australian Dollar settling 8/17/09	6,339	4,878,558	5,089,144	210,586
Australian Dollar settling 8/17/09	1,682	1,340,133	1,350,361	10,228

6

AllianceBernstein Variable Products Series Fund

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts: (continued)
British Pound settling 8/17/09	2,917	$4,762,440	$4,798,818	$36,378
British Pound settling 8/17/09	1,050	1,737,750	1,727,377	(10,373)
British Pound settling 8/17/09	813	1,343,970	1,337,483	(6,487)
Euro settling 8/17/09	1,499	1,989,818	2,102,839	113,021
Euro settling 8/17/09	421	561,319	590,590	29,271
Euro settling 8/17/09	2,334	3,171,556	3,274,200	102,644
Euro settling 8/17/09	4,117	5,840,376	5,775,441	(64,935)
Euro settling 8/17/09	1,180	1,654,041	1,655,336	1,295
Japanese Yen settling 8/17/09	113,938	1,190,936	1,183,391	(7,545)
Japanese Yen settling 8/17/09	1,158,207	12,054,109	12,029,448	(24,661)
Japanese Yen settling 8/17/09	329,281	3,437,423	3,420,001	(17,422)
New Zealand Dollar settling 8/17/09	9,334	5,594,333	6,004,740	410,407
Norwegian Krone settling 8/17/09	25,750	3,979,354	3,999,481	20,127
Norwegian Krone settling 8/17/09	9,320	1,452,324	1,447,579	(4,745)

Sale Contracts:
British Pound settling 8/17/09	1,868	2,785,188	3,073,086	(287,898)
British Pound settling 8/17/09	419	615,972	689,306	(73,334)
British Pound settling 8/17/09	494	721,561	812,690	(91,129)
British Pound settling 8/17/09	661	994,210	1,087,425	(93,215)
British Pound settling 8/17/09	13,782	21,345,286	22,673,058	(1,327,772)
Canadian Dollar settling 8/17/09	719	594,019	618,326	(24,307)
Canadian Dollar settling 8/17/09	501	413,026	430,850	(17,824)
Canadian Dollar settling 8/17/09	1,732	1,486,632	1,489,485	(2,853)
Canadian Dollar settling 8/17/09	707	611,264	608,006	3,258
Canadian Dollar settling 8/17/09	1,199	1,031,709	1,031,116	593
Euro settling 8/17/09	4,303	6,048,727	6,036,367	12,360
Japanese Yen settling 8/17/09	228,596	2,408,809	2,374,259	34,550
Japanese Yen settling 8/17/09	537,898	5,569,456	5,586,753	(17,297)
Japanese Yen settling 8/17/09	314,493	3,267,392	3,266,409	983
Japanese Yen settling 8/17/09	329,281	3,358,468	3,420,001	(61,533)
Japanese Yen settling 8/17/09	191,158	1,949,697	1,985,419	(35,722)
Swedish Krona settling 8/17/09	2,774	360,316	359,534	782
Swiss Franc settling 8/17/09	725	655,711	667,651	(11,940)
Swiss Franc settling 8/17/09	6,363	5,728,098	5,859,678	(131,580)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the market value of this security amounted to $708,475 or 0.5% of net assets.

Glossary:

ADR—American Depositary Receipt

FDR—Fiduciary Depositary Receipt

See notes to financial statements.

7

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $130,671,241)	$130,749,285
Cash	2,029,398
Foreign currencies, at value (cost $1,442,851)	1,411,600
Unrealized appreciation of forward currency exchange contracts	1,614,361
Receivable for investment securities sold	6,068,658
Dividends receivable	651,925
Receivable for capital stock sold	157,932

Total assets	142,683,159

LIABILITIES
Unrealized depreciation of forward currency exchange contracts	2,312,572
Payable for investment securities purchased and foreign currency contracts	5,978,252
Payable for capital stock redeemed	305,336
Foreign capital gain tax payable	104,187
Advisory fee payable	83,220
Administrative fee payable	29,840
Distribution fee payable	10,791
Transfer Agent fee payable	47
Accrued expenses	134,787

Total liabilities	8,959,032

NET ASSETS	$133,724,127

COMPOSITION OF NET ASSETS
Capital stock, at par	$10,109
Additional paid-in capital	204,705,872
Distributions in excess of net investment income	(1,515,671)
Accumulated net realized loss on investment and foreign currency transactions	(68,729,233)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(746,950)

$133,724,127

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$81,084,379	6,111,266	$13.27
B	$52,639,748	3,998,063	$13.17

See	notes to financial statements.

8

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $227,481)	$2,353,395
Interest	992

Total investment income	2,354,387

EXPENSES
Advisory fee (see Note B)	438,770
Distribution fee—Class B	55,237
Transfer agency—Class A	1,048
Transfer agency—Class B	642
Custodian	75,931
Administrative	45,840
Audit	28,345
Legal	12,221
Printing	5,471
Directors’ fees	1,250
Miscellaneous	4,860

Total expenses	669,615

Net investment income	1,684,772

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(28,723,924)
Foreign currency transactions	1,600,434
Net change in unrealized appreciation/depreciation of:
Investments	41,495,937 (a)
Foreign currency denominated assets and liabilities	(3,843,314)

Net gain on investment and foreign currency transactions	10,529,133

NET INCREASE IN NET ASSETS FROM OPERATIONS	$12,213,905

(a)	Net of accrued foreign capital gain taxes of $125,635.

See notes to financial statements.

9

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,684,772		$3,360,311
Net realized loss on investment and foreign currency transactions	(27,123,490)		(41,516,782)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	37,652,623		(76,954,686)
Contributions from Adviser	–0	–	13,762

Net increase (decrease) in net assets from operations	12,213,905		(115,097,395)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(3,925,111)		–0	–
Class B	(2,361,509)		–0	–
Net realized gain on investment and foreign currency transactions
Class A	–0	–	(2,519,650)
Class B	–0	–	(1,046,092)
CAPITAL STOCK TRANSACTIONS
Net increase	2,029,717		21,155,538

Total increase (decrease)	7,957,002		(97,507,599)
NET ASSETS
Beginning of period	125,767,125		223,274,724

End of period (including distributions in excess of net investment income and undistributed net investment income of ($1,515,671) and $3,086,177, respectively)	$133,724,127		$125,767,125

See notes to financial statements.

10

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein International Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or

11

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2009:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Financials	$3,172,955		$25,984,733		$2,001,688		$31,159,376
Energy	4,177,381		11,272,981		–0	–	15,450,362
Industrials	992,355		12,307,207		–0	–	13,299,562
Consumer Staples	–0	–	13,008,637		–0	–	13,008,637
Materials	8,624,667		3,916,322		–0	–	12,540,989
Consumer Discretionary	–0	–	11,518,612		–0	–	11,518,612
Information Technology	2,854,124		7,644,203		–0	–	10,498,327
Health Care	1,692,362		8,652,665		–0	–	10,345,027
Telecommunication Services	1,964,897		7,759,098		–0	–	9,723,995
Utilities	–0	–	3,204,398		–0	–	3,204,398

	23,478,741		105,268,856	+	2,001,688		130,749,285
Other Financial Instruments*	–0	–	(698,211)		–0	–	(698,211)

Total	$23,478,741		$104,570,645		$2,001,688		$130,051,074

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Financials
Balance as of 12/31/08	$1,741,327
Accrued discounts /premiums	–0	–
Realized gain (loss)	(2,489,288)
Change in unrealized appreciation/depreciation	2,964,857
Net purchases (sales)	(215,208)
Net transfers in and/or out of Level 3	–0	–

Balance as of 6/30/09	$2,001,688

Net change in unrealized appreciation/depreciation from investments held as of 6/30/09	$745,161	*

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

12

AllianceBernstein Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No.48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Recent Accounting Pronouncements

During the period ended June 30, 2009, the Portfolio adopted FASB Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about faire value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements (see Note D.1).

13

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 “Subsequent Events”, adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements issued on August 14, 2009. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended December 31, 2008 the Adviser made a payment of $13,762 to the Portfolio in connection with a trading error.

Pursuant to the investment advisory agreement, the Portfolio paid $45,840 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2009.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2009, amounted to $150,736, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $576 for the six months ended June 30, 2009.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to ..50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2009, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$71,781,438		$72,675,795
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$13,424,115
Gross unrealized depreciation	(13,346,071)

Net unrealized appreciation	$78,044

14

AllianceBernstein Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2009, the Portfolio had no transactions in written options.

At June 30, 2009, the Portfolio had entered into the following derivatives (not designated as hedging instruments under FAS No. 133 “Accounting for Derivative Instruments and Hedging Activities”):

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,614,361	Unrealized depreciation of forward currency exchange contracts	$2,312,572

15

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2009:

Derivatives Not Accounted for as Hedging Instruments under Statement 133	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$1,618,576	$(3,870,709)

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
Class A
Shares sold	314,100	1,768,205	$3,952,910	$31,829,711
Shares issued in reinvestment of dividends and distributions	288,187	106,991	3,925,111	2,519,650
Shares redeemed	(919,404)	(2,102,875)	(10,702,249)	(39,787,413)

Net decrease	(317,117)	(227,679)	$(2,824,228)	$(5,438,052)

Class B
Shares sold	627,662	2,209,963	$7,686,626	$42,722,983
Shares issued in reinvestment of dividends and distributions	174,668	44,724	2,361,509	1,046,092
Shares redeemed	(455,940)	(933,277)	(5,194,190)	(17,175,485)

Net increase	346,390	1,321,410	$4,853,945	$26,593,590

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

16

AllianceBernstein Variable Products Series Fund

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2009. Effective July 16, 2009, the Facility will be reduced to $140 million.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$1,401,613	$9,637,168
Long-term capital gains	2,164,129	36,400,206

Total taxable distributions	3,565,742	46,037,374

Total distributions paid	$3,565,742	$46,037,374

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$6,258,675
Accumulated capital and other losses	(36,921,553	)(a)
Unrealized appreciation/(depreciation)	(46,256,261	)(b)

Total accumulated earnings/(deficit)	$(76,919,139)

(a)	On December 31, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $23,898,949 of which $23,898,949 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital loss incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio defers to January 1, 2009 post October capital losses of $13,022,604.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gain/losses on certain derivative instruments.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

17

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

18

INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31,
2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.52	$24.89	$30.37	$24.27	$20.18	$16.28

Income From Investment Operations
Net investment income (a)	.18	.38	.20	.30	.25	.11	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.24	(12.35)	5.16	6.18	3.94	3.83
Contributions from Adviser	–0	–	.00	(c)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.42	(11.97)	5.36	6.48	4.19	3.94

Less: Dividends and Distributions
Dividends from net investment income	(.67)	–0	–	(.56)	(.23)	(.10)	(.04)
Distributions from net realized gain on investment and foreign currency transactions	–0	–	(.40)	(10.28)	(.15)	–0	–	–0	–

Total dividends and distributions	(.67)	(.40)	(10.84)	(.38)	(.10)	(.04)

Net asset value, end of period	$13.27	$12.52	$24.89	$30.37	$24.27	$20.18

Total Return
Total investment return based on net asset value (d)	11.18%	(48.85	)%*	18.13%	27.04%	20.84%	24.27%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$81,084	$80,458	$165,642	$81,655	$58,438	$41,198
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.05	%(e)	.98%	1.21	%(f)	1.23	%(f)	1.41%	1.65%
Expenses, before waivers and reimbursements	1.05	%(e)	.98%	1.21	%(f)	1.23	%(f)	1.41%	1.81%
Net investment income	2.96	%(e)	1.93%	.66	%(f)	1.11	%(f)	1.16%	.65	%(b)
Portfolio turnover rate	62%	90%	126%	74%	43%	60%

See footnote summary on page 20.

19

INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31,
2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.41	$24.73	$30.20	$24.16	$20.11	$16.24

Income From Investment Operations
Net investment income (a)	.16	.31	.13	.22	.21	.07	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.23	(12.23)	5.11	6.16	3.91	3.82
Contributions from Adviser	–0	–	.00	(c)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.39	(11.92)	5.24	6.38	4.12	3.89

Less: Dividends and Distributions
Dividends from net investment income	(.63)	–0	–	(.43)	(.19)	(.07)	(.02)
Distributions from net realized gain on investment and foreign currency transactions	–0	–	(.40)	(10.28)	(.15)	–0	–	–0	–

Total dividends and distributions	(.63)	(.40)	(10.71)	(.34)	(.07)	(.02)

Net asset value, end of period	$13.17	$12.41	$24.73	$30.20	$24.16	$20.11

Total Return
Total investment return based on net asset value (d)	11.07%	(48.96	)%*	17.78%	26.70%	20.55%	23.97%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$52,640	$45,309	$57,633	$35,321	$25,215	$14,501
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.30	%(e)	1.23%	1.45	%(f)	1.48	%(f)	1.66%	1.90%
Expenses, before waivers and reimbursements	1.30	%(e)	1.23%	1.45	%(f)	1.48	%(f)	1.66%	2.06%
Net investment income	2.75	%(e)	1.63%	.45	%(f)	.81	%(f)	.95%	.41	%(b)
Portfolio turnover rate	62%	90%	126%	74%	43%	60%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived or reimbursed by the Adviser.

(c)	Amount is less than 0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of each share class for the year ended December 31, 2008 by 0.01%.

See notes to financial statements.

20

INTERNATIONAL GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein International Growth Portfolio (the “Portfolio”) at a meeting held on May 5-7, 2009.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

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INTERNATIONAL GROWTH PORTFOLIO
(continued)	AllianceBernstein Variable Products Series Fund

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2009 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) All Country World (ex US) Index (Net) (the “MSCI All Country World Index”) and the MSCI World (ex US) Index (Net) (the “MSCI World Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2009, except as noted below and (in the case of comparisons with the MSCI World Index) the since inception period (September 1994 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period, 5th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3-year period, 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 5-year period and 1st quintile of the Performance Group and the Performance Universe for the 10-year period, and that the Portfolio outperformed the MSCI All Country World Index in the 5-year period and underperformed that index in the 1- and 3-year periods (no information was available for the 10-year or since inception periods) and outperformed the MSCI World Index in the 5- and 10-year and since inception periods and underperformed that index in the 1- and 3-year periods. The directors also reviewed performance information for periods ended March 31, 2009 (for which the data was not limited to Class A Shares), and noted that in 2009 the Fund underperformed the Lipper VA International Growth Funds Average but outperformed both indices. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style similar to that of the Portfolio. The directors noted that the institutional fee schedule for clients with an investment style similar to that of the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

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AllianceBernstein Variable Products Series Fund

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 75 basis points, plus the 5 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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INTERNATIONAL GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/09 ($MIL)	Portfolio
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$101.1	International Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,250 (0.05% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
International Growth Portfolio	Class A 0.98% Class B 1.23%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7, 2009.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

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AllianceBernstein Variable Products Series Fund

differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2009 net assets:

Portfolio	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
International Growth Portfolio[5]	$101.1	International Large Cap Growth Schedule 80 bp on 1st $25m 60 bp on next $25m 50 bp on next $50m 40 bp on the balance Minimum account size $25m	0.598	0.750

The Adviser also manages AllianceBernstein International Growth Fund, Inc. a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein International Growth Fund, Inc.6 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the AllianceBernstein International Growth Fund, Inc. been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
International Growth Portfolio	International Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750	0.750

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	Fees shown for the International Large Cap Growth Strategy are similar, but more concentrated than the Portfolio’s strategy.

6	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

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INTERNATIONAL GROWTH PORTFOLIO
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the Portfolio.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[9]	Lipper Group Median	Rank
International Growth Portfolio	0.750	0.953	2/12

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given bear market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.11

Portfolio	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Growth Portfolio	0.978	1.060	3/12	1.008	8/26

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

9	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

12	Most recently completed fiscal year end Class A total expense ratio.

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AllianceBernstein Variable Products Series Fund

Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2008, relative to 2007.13

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2008, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $141,560 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2008, the Adviser determined that it made payment in the amount of $286,741 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $969 from the Portfolio.14

The Portfolio may affect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Portfolio’s most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual

13	The Adviser’s profitability increased in 2008 as the Portfolio’s average AUM increased from $132 million in 2007 to $202.6 million in 2008.

14	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2008.

15	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

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INTERNATIONAL GROWTH PORTFOLIO
(continued)	AllianceBernstein Variable Products Series Fund

fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended January 31, 2009.20

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	–49.15	–42.77	–46.96	11/12	25/35
3 year	–13.80	–10.78	–13.53	10/12	18/31
5 year	0.37	0.37	–0.25	6/11	8/23
10 year	3.84	1.02	0.70	1/10	3/17

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmark.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

16	The Deli study was originally published in 2002 based on 1997 data.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

20	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2009.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

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AllianceBernstein Variable Products Series Fund

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
International Growth Portfolio	–49.15	–13.80	0.37	3.84	6.16	20.13	–0.03	5
MSCI All Country World ex US Index (Net)	–45.01	–11.81	0.36	N/A	N/A	18.16	–0.06	5
MSCI World ex US Index (Net)	–43.75	–12.05	–0.34	0.19	2.66	N/A	N/A	N/A
Inception Date: September 23, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 1, 2009

29

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Value Portfolio

June 30, 2009

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL VALUE PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Value Portfolio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,077.83	$4.28	0.83%
Hypothetical (5% return before expenses)	$1,000	$1,020.68	$4.16	0.83%

Class B
Actual	$1,000	$1,075.93	$5.56	1.08%
Hypothetical (5% return before expenses)	$1,000	$1,019.44	$5.41	1.08%

*	Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
BP PLC	$47,395,825	2.3%
Royal Dutch Shell PLC (Euronext Amsterdam)—Class A	44,449,114	2.1
Vodafone Group PLC	43,346,019	2.1
Telefonica SA	34,323,404	1.7
Nokia OYJ	31,860,524	1.5
GlaxoSmithKline PLC	31,758,609	1.5
Sanofi-Aventis	30,757,881	1.5
Total SA	28,981,138	1.4
E.ON AG	28,405,484	1.4
BNP Paribas SA	27,853,627	1.3

	$349,131,625	16.8%

SECTOR DIVERSIFICATION

June 30, 2009 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials (Common and Rights)	$416,854,694	26.1%
Telecommunications Services	207,748,338	13.0
Energy	204,256,014	12.8
Health Care	139,550,851	8.7
Consumer Discretionary	125,505,763	7.9
Information Technology	124,047,084	7.8
Utilities	105,475,605	6.6
Materials	100,689,337	6.3
Consumer Staples	91,424,417	5.7
Industrials	81,858,889	5.1

Total Investments	$1,597,410,992	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

INTERNATIONAL VALUE PORTFOLIO
COUNTRY DIVERSIFICATION
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United Kingdom	$248,509,847	15.6%
Germany	227,856,469	14.3
Japan	226,513,250	14.2
France	198,242,459	12.4
Netherlands	108,293,111	6.8
Australia	99,064,699	6.2
Italy	75,104,269	4.7
Sweden	54,597,612	3.4
South Korea	50,451,636	3.2
Canada	47,987,619	3.0
Spain	34,323,404	2.1
Switzerland	34,263,991	2.1
Finland	31,860,524	2.0
Other*	160,342,102	10.0

Total Investments	$1,597,410,992	100.0%

*	“Other” country weightings represents 1.8% or less in the following countries: Belgium, Brazil, Czech Republic, Hong Kong, Israel, New Zealand, Norway, Russia, South Africa and Taiwan.

3

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–76.9%
FINANCIALS–20.1%
CAPITAL MARKETS–1.6%
Credit Suisse Group AG	189,700	$8,691,294
Deutsche Bank AG	387,200	23,538,258

		32,229,552

COMMERCIAL BANKS–13.1%
ABSA Group Ltd.	417,900	5,963,259
Australia & New Zealand Banking Group Ltd.	2,042,500	27,068,201
Banco do Brasil SA	1,353,100	14,604,779
Barclays PLC	3,442,000	15,995,127
BNP Paribas SA	427,120	27,853,627
Commonwealth Bank of Australia	292,700	9,174,947
Credit Agricole SA	1,516,491	19,014,178
Hana Financial Group, Inc.	374,500	7,978,276
Intesa Sanpaolo SpA (a)	6,990,400	22,589,672
Itau Unibanco Holding SA (ADR)	507,089	8,027,219
KB Financial Group, Inc.(a)	440,400	14,682,431
Lloyds Banking Group PLC	10,984,185	12,662,452
National Australia Bank Ltd.	826,500	14,890,402
Nordea Bank AB	1,346,560	10,701,616
Societe Generale–Class A	447,888	24,584,936
Standard Bank Group Ltd.	1,457,000	16,761,685
Sumitomo Mitsui Financial Group, Inc.	455,200	18,419,807

		270,972,614

CONSUMER FINANCE–0.0%
ORIX Corp.	16,500	982,083

DIVERSIFIED FINANCIAL SERVICES–0.9%
ING Group	1,897,771	19,226,457

INSURANCE–3.6%
Allianz SE	263,900	24,342,842
Aviva PLC	2,515,285	14,161,994
Fairfax Financial Holdings Ltd.	19,100	4,794,910
Muenchener Rueckversicherungs AG (MunichRe)	188,000	25,399,865
Sun Life Financial, Inc.	231,000	6,235,997

		74,935,608

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.9%
Lend Lease Corp. Ltd.	940,400	5,292,124
Mitsui Fudosan Co., Ltd.	762,000	13,216,253

		18,508,377

		416,854,691

Company	Shares	U.S. $ Value

TELECOMMUNICATION SERVICES–10.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–7.3%
Bezeq Israeli Telecommunication Corp. Ltd.	6,039,100	$11,147,363
Deutsche Telekom AG	1,369,200	16,187,460
France Telecom SA	1,090,800	24,819,714
Nippon Telegraph & Telephone Corp.	571,800	23,286,793
Telecom Corp. of New Zealand Ltd.	3,093,859	5,427,880
Telecom Italia SpA (ordinary shares)	11,258,700	15,610,033
Telecom Italia SpA (savings shares)	10,781,700	10,621,222
Telefonica SA	1,511,400	34,323,404
TELUS Corp.–Class A	387,300	9,989,253

		151,413,122

WIRELESS TELECOMMUNICATION SERVICES–2.7%
KDDI Corp.	2,448	12,989,197
Vodafone Group PLC	22,286,575	43,346,019

		56,335,216

		207,748,338

ENERGY–9.8%
OIL, GAS & CONSUMABLE FUELS–9.8%
BP PLC	5,998,100	47,395,825
ENI SpA	1,108,200	26,283,343
LUKOIL (OTC US) (Sponsored ADR)	458,350	20,390,153
Petro-Canada	416,700	16,092,648
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	1,773,900	44,449,114
StatoilHydro ASA	1,046,100	20,663,793
Total SA	534,700	28,981,138

		204,256,014

HEALTH CARE–6.7%
HEALTH CARE PROVIDERS & SERVICES–0.2%
Fresenius Medical Care AG & Co. KGaA	109,000	4,898,076

PHARMACEUTICALS–6.5%
AstraZeneca PLC	516,600	22,778,152
Bayer AG	442,600	23,785,436
GlaxoSmithKline PLC	1,798,000	31,758,609
Novartis AG	628,210	25,572,697
Sanofi-Aventis	520,527	30,757,881

		134,652,775

		139,550,851

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER DISCRETIONARY–6.0%
AUTO COMPONENTS–0.2%
Magna International, Inc.–Class A	114,300	$4,849,508

AUTOMOBILES–1.7%
Nissan Motor Co. Ltd.	3,160,100	19,178,303
Renault SA(a)	457,300	16,895,655

		36,073,958

HOTELS, RESTAURANTS & LEISURE–1.3%
TABCORP Holdings Ltd.	1,518,300	8,738,005
Thomas Cook Group PLC	2,017,000	6,834,509
TUI Travel PLC	2,775,200	10,608,653

		26,181,167

HOUSEHOLD DURABLES–1.5%
Electrolux AB Series B(a)	385,900	5,398,600
Sharp Corp.	1,114,000	11,556,908
Sony Corp.	568,200	14,823,778

		31,779,286

LEISURE EQUIPMENT & PRODUCTS–0.4%
Namco Bandai Holdings, Inc.	724,000	7,940,632

MEDIA–0.7%
Lagardere SCA	408,000	13,602,416

TEXTILES, APPAREL & LUXURY GOODS–0.2%
Yue Yuen Industrial Holdings Ltd.	2,159,000	5,078,796

		125,505,763

INFORMATION TECHNOLOGY–6.0%
COMMUNICATIONS EQUIPMENT–2.2%
Nokia OYJ	2,175,200	31,860,524
Telefonaktiebolaget LM Ericsson–Class B	1,349,000	13,289,581

		45,150,105

COMPUTERS & PERIPHERALS–2.0%
Compal Electronics, Inc. (GDR)(b)	1,585,709	6,440,040
Fujitsu Ltd.	3,501,000	19,018,247
Toshiba Corp.	4,306,000	15,600,402

		41,058,689

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.5%
AU Optronics Corp.	7,733,000	7,464,818
Hitachi High-Technologies Corp.	152,000	2,582,543

		10,047,361

Company	Shares	U.S. $ Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.3%
Samsung Electronics (Preference Shares)	33,400	$10,184,086
Samsung Electronics Co. Ltd.	38,080	17,606,843

		27,790,929

		124,047,084

UTILITIES–5.1%
ELECTRIC UTILITIES–2.8%
CEZ	180,400	8,063,235
E.ON AG	800,200	28,405,484
Electricite de France	108,800	5,312,510
The Tokyo Electric Power Co., Inc.	651,000	16,738,061

		58,519,290

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.3%
Drax Group PLC	927,500	6,713,824

MULTI-UTILITIES–2.0%
Centrica PLC	5,507,800	20,252,354
RWE AG	253,490	19,990,137

		40,242,491

		105,475,605

MATERIALS–4.9%
CHEMICALS–1.9%
BASF SE	576,000	22,948,875
DIC Corp.	2,734,000	4,270,899
Mitsubishi Chemical Holdings Corp.	2,753,500	11,646,613

		38,866,387

CONSTRUCTION MATERIALS–0.3%
Fletcher Building Ltd.	1,266,212	5,371,448

CONTAINERS & PACKAGING–0.3%
Amcor Ltd.	1,367,139	5,497,323

METALS & MINING–1.6%
ArcelorMittal (Euronext Amsterdam)	457,824	15,150,852
BHP Billiton Ltd.	292,400	8,010,561
MMC Norilsk Nickel (ADR)(a)	648,804	5,904,116
Yamato Kogyo Co. Ltd.	172,700	5,084,242

		34,149,771

PAPER & FOREST PRODUCTS–0.8%
Svenska Cellulosa AB–Class B	1,596,100	16,804,408

		100,689,337

5

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER STAPLES–4.4%
FOOD & STAPLES RETAILING–3.6%
Aeon Co. Ltd.	1,408,700	$13,899,594
Casino Guichard Perrachon SA	94,800	6,420,403
Delhaize Group	251,500	17,706,699
Koninklijke Ahold NV	1,685,040	19,426,013
Metro AG	376,100	17,969,378

		75,422,087

FOOD PRODUCTS–0.8%
Associated British Foods PLC	1,270,200	16,002,330

		91,424,417

INDUSTRIALS–3.9%
AEROSPACE & DEFENSE–0.3%
Bombardier, Inc.–Class B	2,031,400	6,025,302

AIR FREIGHT & LOGISTICS–0.7%
Deutsche Post AG	1,119,990	14,623,707

AIRLINES–0.7%
Deutsche Lufthansa AG	459,200	5,766,951
Qantas Airways Ltd.	5,824,974	9,432,370

		15,199,321

INDUSTRIAL CONGLOMERATES–0.3%
Bidvest Group Ltd.	533,800	6,698,264

MACHINERY–0.4%
Volvo AB–Class B	1,356,800	8,403,408

Company	Shares	U.S. $ Value

PROFESSIONAL SERVICES–0.5%
Randstad Holding NV(a)	361,300	$10,040,675

ROAD & RAIL–0.4%
East Japan Railway Co.	141,000	8,489,028

TRADING COMPANIES & DISTRIBUTORS–0.3%
Mitsui & Co. Ltd.	573,000	6,789,865

TRANSPORTATION INFRASTRUCTURE–0.3%
Macquarie Infrastructure Group	4,862,100	5,589,319

		81,858,889

Total Common Stocks (cost $1,796,256,846)		1,597,410,989

RIGHTS–0.0%
FINANCIALS–0.0%
DIVERSIFIED FINANCIAL SERVICES–0.0%
Fortis(a) (cost $0)	2,209,932	3

TOTAL INVESTMENTS–76.9% (cost $1,796,256,846)		1,597,410,992
Other assets less liabilities–23.1%		478,609,682

NET ASSETS–100.0%		$2,076,020,674

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
DJ EURO STOXX 50	7,214	September 2009	$244,135,089	$242,682,996	$(1,452,093)
S&P/TSX 60 IX FUT	79	September 2009	8,547,395	8,518,403	(28,992)
TOPIX INDX FUTR	1,175	September 2009	112,689,178	112,761,457	72,279

					$(1,408,806)

6

AllianceBernstein Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 7/15/09	78,168	$55,202,242	$62,922,528	$7,720,286
Australian Dollar settling 7/15/09	136,083	104,566,177	109,542,092	4,975,915
Australian Dollar settling 7/15/09	13,467	10,729,159	10,840,468	111,309
Australian Dollar settling 10/15/09	15,658	12,397,222	12,518,237	121,015
Australian Dollar settling 10/15/09	18,541	14,460,126	14,823,133	363,007
British Pound settling 7/15/09	90,414	147,302,489	148,747,768	1,445,279
British Pound settling 7/15/09	9,271	15,325,890	15,252,511	(73,379)
Canadian Dollar settling 7/15/09	7,117	6,297,116	6,119,117	(177,999)
Canadian Dollar settling 7/15/09	26,354	22,677,911	22,658,874	(19,037)
Euro settling 7/15/09	33,737	46,718,998	47,328,831	609,833
Japanese Yen settling 7/15/09	1,104,466	11,161,860	11,466,629	304,769
Japanese Yen settling 7/15/09	16,947,465	173,012,761	175,949,548	2,936,787
Japanese Yen settling 10/15/09	1,034,009	10,748,087	10,747,477	(610)
Norwegian Krone settling 7/15/09	74,843	11,154,781	11,635,209	480,428
Norwegian Krone settling 7/15/09	434,320	64,479,349	67,520,062	3,040,713
Norwegian Krone settling 7/15/09	54,868	8,417,274	8,529,865	112,591
Norwegian Krone settling 10/15/09	577,926	89,825,145	89,640,014	(185,131)
Swedish Krona settling 7/15/09	39,862	5,074,051	5,166,849	92,798
Swedish Krona settling 7/15/09	447,203	59,059,310	57,965,743	(1,093,567)
Swedish Krona settling 10/15/09	102,366	13,207,834	13,267,151	59,317
Swiss Franc settling 7/15/09	14,625	13,273,613	13,462,289	188,676
Sale Contracts:
Australian Dollar settling 7/15/09	48,465	39,187,830	39,012,643	175,187
British Pound settling 7/15/09	6,426	9,578,917	10,571,960	(993,043)
British Pound settling 7/15/09	45,835	67,026,354	75,407,060	(8,380,706)
British Pound settling 7/15/09	57,895	84,022,435	95,247,993	(11,225,558)
British Pound settling 7/15/09	20,183	30,763,332	33,204,771	(2,441,439)
Canadian Dollar settling 7/15/09	85,223	68,995,305	73,273,781	(4,278,476)
Euro settling 7/15/09	33,737	46,401,870	47,328,831	(926,961)
Japanese Yen settling 7/15/09	2,751,618	29,066,899	28,567,455	499,444
Japanese Yen settling 7/15/09	15,300,313	159,744,341	158,848,722	895,619
Japanese Yen settling 10/15/09	8,969,979	93,739,983	93,233,854	506,129
Norwegian Krone settling 7/15/09	564,031	87,477,860	87,685,135	(207,275)
Norwegian Krone settling 10/15/09	135,458	20,968,406	21,010,401	(41,995)
Swedish Krona settling 7/15/09	362,792	43,075,681	47,024,523	(3,948,842)
Swedish Krona settling 7/15/09	64,598	8,017,127	8,373,090	(355,963)
Swedish Krona settling 7/15/09	59,675	7,601,524	7,734,979	(133,455)
Swedish Krona settling 10/15/09	486,336	61,347,966	63,031,605	(1,683,639)
Swiss Franc settling 7/15/09	14,625	12,609,389	13,462,289	(852,900)
Swiss Franc settling 10/15/09	13,607	12,531,774	12,540,845	(9,071)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the market value of this security amounted to $6,440,040 or 0.3% of net assets.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

See notes to financial statements.

7

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $1,796,256,846)	$1,597,410,992
Cash	63,345,355 (a)
Foreign currencies, at value (cost $27,732,093)	27,731,810
Unrealized appreciation of forward currency exchange contracts	24,639,102
Receivable for investment securities sold and foreign currency contracts	397,511,305
Dividends and interest receivable	9,745,782
Receivable for capital stock sold	382,353

Total assets	2,120,766,699

LIABILITIES
Unrealized depreciation of forward currency exchange contracts	37,029,046
Payable for variation margin on futures contracts	1,505,110
Payable for capital stock redeemed	4,021,487
Advisory fee payable	1,314,167
Distribution fee payable	404,599
Administrative fee payable	27,840
Transfer Agent fee payable	124
Accrued expenses	443,652

Total liabilities	44,746,025

NET ASSETS	$2,076,020,674

COMPOSITION OF NET ASSETS
Capital stock, at par	$176,380
Additional paid-in capital	3,320,190,582
Undistributed net investment income	33,391,235
Accumulated net realized loss on investment and foreign currency transactions	(1,064,636,518)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(213,101,005)

$2,076,020,674

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$152,367,164	12,797,363	$11.91
B	$1,923,653,510	163,582,268	$11.76

(a)	An amount of U.S. $29,995,925 has been segregated to collateralize margin requirements for the open futures contracts outstanding as of June 30, 2009.

See notes to financial statements.

8

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $5,674,805)	$47,467,465
Interest	1,591

Total investment income	47,469,056

EXPENSES
Advisory fee (see Note B)	6,828,214
Distribution fee—Class B	2,096,349
Transfer agency—Class A	256
Transfer agency—Class B	2,984
Printing	303,300
Custodian	289,042
Administrative	45,840
Audit	24,108
Legal	24,088
Directors’ fees	1,250
Miscellaneous	35,280

Total expenses	9,650,711

Net investment income	37,818,345

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(788,756,269)
Futures	2,305,131
Foreign currency transactions	(23,290,401)
Net change in unrealized appreciation/depreciation of:
Investments	958,011,096
Futures	(1,808,191)
Foreign currency denominated assets and liabilities	(16,783,921)

Net gain on investment and foreign currency transactions	129,677,445

NET INCREASE IN NET ASSETS FROM OPERATIONS	$167,495,790

See notes to financial statements.

9

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$37,818,345		$71,102,116
Net realized loss on investment and foreign currency transactions	(809,741,539)		(345,490,659)
Net change in unrealized appreciation/depreciation of investments	939,418,984		(1,519,896,164)

Net increase (decrease) in net assets from operations	167,495,790		(1,794,284,707)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(2,216,163)
Class B	–0	–	(20,468,603)
Net realized gain on investment and foreign currency transactions
Class A	–0	–	(12,223,065)
Class B	–0	–	(146,438,238)
CAPITAL STOCK TRANSACTIONS
Net increase	93,935,137		752,222,152

Total increase (decrease)	261,430,927		(1,223,408,624)
NET ASSETS
Beginning of period	1,814,589,747		3,037,998,371

End of period (including undistributed net investment income and accumulated net investment loss of $33,391,235 and $(4,427,110), respectively)	$2,076,020,674		$1,814,589,747

See notes to financial statements.

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein International Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2009:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Common Stocks
Financials	$33,662,906		$383,191,785		$–0	–	$416,854,691
Telecommunication Services	9,989,253		197,759,085		–0	–	207,748,338
Energy	16,092,648		188,163,366		–0	–	204,256,014
Health Care	–0	–	139,550,851		–0	–	139,550,851
Consumer Discretionary	4,849,508		120,656,255		–0	–	125,505,763
Information Technology	–0	–	124,047,084		–0	–	124,047,084
Utilities	–0	–	105,475,605		–0	–	105,475,605
Materials	–0	–	100,689,337		–0	–	100,689,337
Consumer Staples	–0	–	91,424,417		–0	–	91,424,417
Industrials	–0	–	81,858,889		–0	–	81,858,889
Rights	–0	–	–0	–	3		3

	64,594,315		1,532,816,674	+	3		1,597,410,992
Other Financial Instruments*	(1,408,806)		(12,389,944)		–0	–	(13,798,750)

Total	$63,185,509		$1,520,426,730		$3		$1,583,612,242

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities		Other Financial Instruments
Balance as of 12/31/08	$3		$–0	–
Accrued discounts /premiums	–0	–	–0	–
Realized gain (loss)	–0	–	–0	–*
Change in unrealized appreciation/depreciation	–0	–	–0	–
Net purchases (sales)	–0	–	–0	–
Net transfers in and/or out of Level 3	–0	–	–0	–

Balance as of 6/30/09	$3		$–0	–

Net change in unrealized appreciation/depreciation from investments still held as of 6/30/09	$–0	–	$–0	–

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

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AllianceBernstein Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Recent Accounting Pronouncements

During the period ended in June 30, 2009, the Fund adopted FASB Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements (see Note D.1).

In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 “Subsequent Events”, adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events exist-

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

ing in the Portfolio’s financial statements issued on August 14, 2009. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2009, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio paid $45,840 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2009.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2009, amounted to $1,205,198, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $576 for the six months ended June 30, 2009.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to ..50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2009, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$540,915,936		$868,407,660
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, was substantially the same as the cost for the financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$119,614,738
Gross unrealized depreciation	(318,460,592)

Net unrealized depreciation	$(198,845,854)

14

AllianceBernstein Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2009, the Portfolio had no transactions in written options.

At June 30, 2009, the Portfolio had entered into the following derivatives (not designated as hedging instruments under FAS No. 133 “Accounting for Derivative Instruments and Hedging Activities”):

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$24,639,102	Unrealized depreciation of forward currency exchange contracts	$37,029,046
Equity contracts			Payable for variation margin on futures contracts	1,408,806	*

Total		$24,639,102		$38,437,852

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in portfolio of investments. Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2009:

Derivatives Not Accounted for as Hedging Instruments under Statement 133	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(21,570,364)	$(16,817,052)
Equity contracts	Net realized gain (loss) on futures; change in unrealized appreciation (depreciation) of futures	2,305,131	(1,808,191)

Total		$(19,265,233)	$(18,625,243)

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

16

AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31, 2008	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31, 2008
Class A
Shares sold	2,694,409		8,440,024	$27,458,830		$148,140,128
Shares issued in reinvestment of dividends and distributions	–0	–	635,809	–0	–	14,439,228
Shares redeemed	(3,938,328)		(3,773,976)	(41,194,857)		(60,943,186)

Net increase (decrease)	(1,243,919)		5,301,857	$(13,736,027)		$101,636,170

Class B
Shares sold	20,929,274		49,688,884	$204,461,133		$761,634,791
Shares issued in reinvestment of dividends and distributions	–0	–	7,421,380	–0	–	166,906,841
Shares redeemed	(9,196,800)		(18,551,975)	(96,789,969)		(277,955,650)

Net increase	11,732,474		38,558,289	$107,671,164		$650,585,982

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2009. Effective July 16, 2009, the Facility will be reduced to $140 million.

17

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$53,131,866	$66,798,491
Net long-term capital gains	128,214,203	57,818,024

Total distributions paid	$181,346,069	$124,616,515

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(232,839,154	)(a)
Unrealized appreciation/(depreciation)	(1,179,002,924	)(b)

Total accumulated earnings/(deficit)	$(1,411,842,078)

(a)	On December 31, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $41,335,504 of which $41,335,504 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital loss incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio defers to January 1, 2009 post-October capital losses of $191,503,650.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gain/losses on certain derivative instruments.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into ..a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

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AllianceBernstein Variable Products Series Fund

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

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INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31,
			2008	2007	2006		2005		2004
Net asset value, beginning of period	$11.05		$25.14	$24.96	$19.07		$16.70		$13.45

Income From Investment Operations
Net investment income (a)	.22		.54	.43	.38		.26	(b)	.20	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.64		(13.15)	1.07	6.21		2.49		3.16

Net increase (decrease) in net asset value from operations	.86		(12.61)	1.50	6.59		2.75		3.36

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.23)	(.31)	(.30)		(.10)		(.08)
Distributions from net realized gain on investment and foreign currency transactions	–0	–	(1.25)	(1.01)	(.40)		(.28)		(.03)

Total dividends and distributions	–0	–	(1.48)	(1.32)	(.70)		(.38)		(.11)

Net asset value, end of period	$11.91		$11.05	$25.14	$24.96		$19.07		$16.70

Total Return
Total investment return based on net asset value (c)	7.78%		(53.18)%	5.84%	35.36%		16.92%		25.12%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$152,367		$155,183	$219,691	$129,837		$56,692		$47,095
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.83	%(d)	.81%	.81%	.85	%(e)	.86%		.95%
Expenses, before waivers and reimbursements	.83	%(d)	.81%	.81%	.85	%(e)	.87%		1.13%
Net investment income	4.28	%(d)	2.98%	1.68%	1.75	%(e)	1.54	%(b)	1.42	%(b)
Portfolio turnover rate	31%		36%	23%	25%		18%		23%

See footnote summary on page 21.

20

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31,
			2008	2007	2006		2005		2004
Net asset value, beginning of period	$10.93		$24.88	$24.74	$18.93		$16.61		$13.39

Income From Investment Operations
Net investment income (a)	.21		.50	.36	.33		.19	(b)	.15	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.62		(13.02)	1.06	6.16		2.50		3.16

Net increase (decrease) in net asset value from operations	.83		(12.52)	1.42	6.49		2.69		3.31

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.18)	(.27)	(.28)		(.09)		(.06)
Distributions from net realized gain on investment and foreign currency transactions	–0	–	(1.25)	(1.01)	(.40)		(.28)		(.03)

Total dividends and distributions	–0	–	(1.43)	(1.28)	(.68)		(.37)		(.09)

Net asset value, end of period	$11.76		$10.93	$24.88	$24.74		$18.93		$16.61

Total Return
Total investment return based on net asset value (c)	7.59%		(53.28)%	5.58%	35.05%		16.58%		24.86%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,923,654		$1,659,407	$2,818,307	$1,888,710		$840,572		$284,443
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.08	%(d)	1.06%	1.06%	1.10	%(e)	1.11%		1.20%
Expenses, before waivers and reimbursements	1.08	%(d)	1.06%	1.06%	1.10	%(e)	1.12%		1.38%
Net investment income	4.14	%(d)	2.77%	1.41%	1.53	%(e)	1.08	%(b)	1.07	%(b)
Portfolio turnover rate	31%		36%	23%	25%		18%		23%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

21

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein International Value Portfolio (the “Portfolio”) at a meeting held on May 5-7, 2009.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s

22

AllianceBernstein Variable Products Series Fund

relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2009 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International Europe, Australasia and Far East Index (Net) (the “Index”), in each case for the 1-, 3- and 5-year periods ended January 31, 2009 and (in the case of comparisons with the Index) the since inception period (May 2001 inception). The directors noted that the Portfolio was 4th out of 4 of the Performance Group and in the 5th quintile of the Performance Universe for the 1- and 3-year periods and 3rd out of 3 of the Performance Group and 5th quintile of the Performance Universe for the 5-year period, and that the Portfolio outperformed the Index in the since inception period but underperformed the Index in the 1, 3- and 5-year periods. The directors also reviewed performance information for periods ended March 31, 2009 (for which the data was not limited to Class A Shares), and noted that relative investment performance in 2009 had shown improvement. Based on their review and their discussion of the reasons for the Portfolio’s performance, the directors retained confidence in the Adviser’s ability to advise the Portfolio and concluded that the Portfolio’s performance was acceptable. The directors determined to closely monitor the Portfolio’s performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule for clients with an investment style substantially similar to that of the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with an investment style similar to that of the Portfolio that are sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

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INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The directors noted that because of the small number of funds in the Portfolio’s Lipper category, at the request of the Adviser and the Fund’s Senior Officer, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Portfolio had also been expanded by Lipper pursuant to Lipper’s standard guidelines and not at the request of the Adviser or the Fund’s Senior Officer. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 75 basis points, plus the less than 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that in light of the Portfolio’s historical investment performance, they had asked the Adviser to address the continued appropriateness of the Portfolio’s fee rate. In response the Adviser informed the directors that the Adviser had begun to implement changes and enhancements to address investment performance and discussed the new leadership for the Adviser effective December 2008. The Adviser further noted, among other things, that while it would take time to realize the benefits of these changes, relative investment performance in 2009 had shown improvement. The directors noted that they had discussed their concerns about the relative performance of a number of the AllianceBernstein equity funds with senior management of the Adviser. The directors noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels and that, prior to the reduction in the Portfolio’s assets as a result of the steep market declines in 2008, net assets had been in excess of the first breakpoint level. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE CAPS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/09 ($MIL)	Portfolio
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,538.4	International Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $91,750 (0.004% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7, 2009.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

25

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
International Value Portfolio	Class A 1.20% Class B 1.45%	0.81% 1.06%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2009 net assets:

Portfolio	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee (%)
International Value Portfolio	$1,538.4	International Strategic Value Schedule 90 bp on 1st $25m 70 bp on next $25m 60 bp on next $50m 50 bp on the balance Minimum account size $25m	0.513	0.750

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

26

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein International Value Fund, a retail mutual fund which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein International Value Fund5. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the AllianceBernstein International Value Fund been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
International Value Portfolio	International Value Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.739	0.739

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee[6]
International Value Portfolio	Bernstein Kokusai Strategic Value[7]	0.95% on first ¥1 billion 0.85% on next ¥1.5 billion 0.75% on next ¥2.5 billion 0.60% on next ¥5 billion 0.50% thereafter

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Funds had the fee schedules of the sub-advisory relationships been applicable to those Funds based on February 28, 2009 net assets and the Funds’ advisory fees:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
International Value Fund	Client #1	0.65% on 1st $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% on the balance	0.348	0.750

	Client #2[8,9]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.581	0.750

	Client #3	0.45% on 1st $200 million 0.36% on next $300 million 0.32% on the balance	0.345	0.750

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on April 8, 2009 by Reuters was ¥99.64 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $10.1 million.

7	This ITM Fund is privately placed or institutional.

8	Assets are aggregated with other similar managed accounts of the client for purposes of calculating the investment advisory fee.

9	The client is an affiliate of the Adviser.

27

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)		Portfolio Advisory Fee (%)

	Client #4	0.55% on 1st $150 million 0.50% on next $150 million 0.45% on the balance	0.465		0.750

	Client #5	0.50%	0.500		0.750

	Client #6	0.30%	0.300		0.750

	Client #7	0.22% on 1st $1 billion 0.18% on next $1.5 billion 0.16% thereafter +/– Performance Fee[10]	0.206	[11]	0.750

	Client #8	0.60% on 1st $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% on the balance	0.276		0.750

	Client #9	0.50% on 1st $100 million 0.46% on next $300 million 0.41% thereafter	0.426		0.750

	Client #10	0.72% on 1st $25 million 0.54% on next $25 million 0.45% on next $50 million 0.36% on the balance	0.372		0.750

	Client #11	0.35% on 1st $1 billion 0.30% on next $1 billion 0.25% on the balance	0.333		0.750

	Client #12	0.35% on 1st $1 billion 0.325% on the balance	0.341		0.750

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the Portfolio.13

10	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark over a 60 month rolling period. The performance adjustment factor can range from –60% to +60 of the base fee.

11	The calculation excludes the performance fee.

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

28

AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee[14]	Lipper Exp. Group Median	Rank
International Value Portfolio[15]	0.750	0.779	6/15

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.16 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.17

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given bear market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.18

Portfolio	Expense Ratio (%)[19]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Value Portfolio[20]	0.818	0.852	5/15	0.994	9/56

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than it does on a management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense caps that would effectively reduce the actual management fee.

15	The Portfolio’s EG includes the Portfolio, four other variable insurance product (“VIP”) International Value funds (“IFVE”) and ten VIP International Core funds (“IFCE”).

16	It should be noted that the expansion of the Portfolio’s EU was not requested by the Senior Officer or the Adviser. They requested that only the EG be expanded.

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

18	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

19	Most recently completed fiscal year end Class A total expense ratio.

20	The Portfolio’s EU includes the Portfolio, EG and all other VIP IFVE and IFCE funds, excluding outliers.

29

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2008, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $5,868,684 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2008, the Adviser determined that it made payment in the amount of $1,298,762 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $969 from the Portfolio.21

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,22 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory

21	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,0000 in 2008.

22	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

30

AllianceBernstein Variable Products Series Fund

firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli23 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.24 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Portfolio25 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)26 for the periods ended January 31, 2009.27

	Portfolio Return		PG Median (%)		PU Median (%)		PG Rank	PU Rank
1 year	–	55.15	–	43.97	–	44.83	4/4	26/26
3 year	–	18.39	–	12.73	–	12.39	4/4	25/25
5 year	–	3.31	–	1.84	–	0.97	3/3	19/20

23	The Deli study was originally published in 2002 based on 1997 data.

24	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

25	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

26	The Portfolio’s PG and PU are not identical to the Portfolio’s EG and EU. The criteria for including in or excluding a fund in/from a PU is somewhat different from that of an EU.

27	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

31

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)28 versus its benchmark.29 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.30

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)		3 Year (%)		5 Year (%)		Since Inception (%)		Annualized			Risk Period (Year)
									Volatility (%)	Sharpe (%)
International Value Portfolio	–	55.15	–	18.39	–	3.31		1.93	20.39	–	0.21	5
MSCI EAFE Index (Net)	–	43.74	–	12.25	–	0.70	–	0.40	16.92	–	0.14	5
Inception Date: May 10, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 1, 2009

28	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

29	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2009.

30	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

32

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Large Cap Growth Portfolio

June 30, 2009

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

LARGE CAP GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Cap Growth Portfolio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,093.74	$4.67	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.33	$4.51	0.90%

Class B
Actual	$1,000	$1,092.07	$5.97	1.15%
Hypothetical (5% return before expenses)	$1,000	$1,019.09	$5.76	1.15%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Apple, Inc.	$23,157,694	6.2%
Google, Inc.—Class A	22,888,121	6.1
The Goldman Sachs Group, Inc.	20,405,696	5.4
JP Morgan Chase & Co	18,724,685	5.0
Gilead Sciences, Inc.	18,675,108	5.0
Hewlett-Packard Co.	18,534,607	4.9
QUALCOMM, Inc.	16,366,920	4.3
Schlumberger Ltd.	15,845,572	4.2
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	11,550,494	3.1
Cisco Systems, Inc.	10,033,912	2.7

	$176,182,809	46.9%

SECTOR DIVERSIFICATION

June 30, 2009 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Technology	$103,758,363	27.7%
Financial Services	59,821,334	16.0
Health Care	54,614,559	14.6
Consumer Discretionary	54,231,859	14.5
Other Energy	42,274,837	11.3
Materials & Processing	22,675,042	6.0
Producer Durables	14,932,674	4.0
Consumer Staples	11,675,390	3.1
Autos and Transportation	9,323,665	2.5
Energy	1,040,832	0.3

Total Investments	$374,348,555	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.5%

TECHNOLOGY–27.6%
COMMUNICATIONS TECHNOLOGY–7.0%
Cisco Systems, Inc.(a)	538,300	$10,033,912
QUALCOMM, Inc.	362,100	16,366,920

		26,400,832

COMPUTER SERVICES SOFTWARE & SYSTEMS–6.1%
Google, Inc.–Class A(a)	54,290	22,888,121

COMPUTER TECHNOLOGY–11.1%
Apple, Inc.(a)	162,590	23,157,694
Hewlett-Packard Co.	479,550	18,534,607

		41,692,301

ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS–3.4%
Altera Corp.	98,500	1,603,580
Intel Corp.	468,800	7,758,640
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored ADR)	362,900	3,414,889

		12,777,109

		103,758,363

FINANCIAL SERVICES–15.9%
DIVERSIFIED FINANCIAL SERVICES–12.4%
Bank of New York Mellon Corp.	41,400	1,213,434
The Blackstone Group LP	432,700	4,560,658
Credit Suisse Group AG (Sponsored ADR)	34,900	1,595,977
The Goldman Sachs Group, Inc.	138,400	20,405,696
JP Morgan Chase & Co.	548,950	18,724,685

		46,500,450

FINANCIAL DATA PROCESSING SERVICES & SYSTEMS–1.1%
Visa, Inc.–Class A	65,400	4,071,804

INVESTMENT MANAGEMENT COMPANIES–0.5%
Franklin Resources, Inc.	26,200	1,886,662

SECURITIES BROKERAGE & SERVICES–1.9%
CME Group, Inc.–Class A	23,665	7,362,418

		59,821,334

HEALTH CARE–14.5%
BIOTECHNOLOGY RESEARCH & PRODUCTION–3.2%
Baxter International, Inc.	83,000	4,395,680
Celgene Corp.(a)	162,000	7,750,080

		12,145,760

Company	Shares	U.S. $ Value

DRUGS & PHARMACEUTICALS–8.1%
Gilead Sciences, Inc.(a)	398,700	$18,675,108
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	234,100	11,550,494

		30,225,602

HEALTH CARE SERVICES–1.7%
Medco Health Solutions, Inc.(a)	140,500	6,408,205

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES–0.2%
St. Jude Medical, Inc.(a)	20,200	830,220

MEDICAL SERVICES–1.3%
Alcon, Inc.	43,100	5,004,772

		54,614,559

CONSUMER DISCRETIONARY–14.4%
CABLE TELEVISION SERVICES–1.3%
Liberty Media Corp.–Entertainment Series A(a)	82,200	2,198,850
Time Warner Cable, Inc.–Class A	82,200	2,603,274

		4,802,124

ENTERTAINMENT–1.0%
The Walt Disney Co.	166,200	3,877,446

RESTAURANTS–2.2%
McDonald’s Corp.	143,300	8,238,317

RETAIL–9.5%
Amazon.Com, Inc.(a)	32,500	2,718,950
Costco Wholesale Corp.	180,600	8,253,420
Kohl’s Corp.(a)	233,100	9,965,025
Lowe’s Cos, Inc.	285,300	5,537,673
Target Corp.	135,800	5,360,026
Wal-Mart Stores, Inc.	82,000	3,972,080

		35,807,174

SHOES–0.4%
Nike, Inc.–Class B	29,100	1,506,798

		54,231,859

OTHER ENERGY–11.2%
ENERGY EQUIPMENT–1.1%
Vestas Wind Systems A/S (ADR)(a)	174,000	4,149,900

ENERGY MISCELLANEOUS–0.7%
Petroleo Brasileiro SA (ADR)	60,900	2,495,682

MACHINERY: OIL WELL EQUIP & SERVICES–5.9%
Cameron International Corp.(a)	161,500	4,570,450
National Oilwell Varco, Inc.(a)	60,300	1,969,398
Schlumberger Ltd.	292,840	15,845,572

		22,385,420

3

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

OIL: CRUDE PRODUCERS–3.5%
Apache Corp.	69,600	$5,021,640
EOG Resources, Inc.	67,475	4,582,902
Occidental Petroleum Corp.	55,300	3,639,293

		13,243,835

		42,274,837

MATERIALS & PROCESSING–6.0%
CHEMICALS–1.2%
Air Products & Chemicals, Inc.	67,350	4,350,137

COPPER–1.8%
Freeport-McMoRan Copper & Gold, Inc.	137,600	6,895,136

FERTILIZERS–1.3%
Monsanto Co.	65,365	4,859,234

MINING & METALS MISCELLANEOUS–0.5%
Rio Tinto PLC (Sponsored ADR)	12,000	1,966,440

STEEL–1.2%
ArcelorMittal (New York)	105,200	3,480,016
Nucor Corp.	25,300	1,124,079

		4,604,095

		22,675,042

PRODUCER DURABLES–4.0%
DIVERSIFIED PRODUCTION–2.5%
Danaher Corp.	83,700	5,167,638
Illinois Tool Works, Inc.	113,400	4,234,356

		9,401,994

ELECTRICAL EQUIPMENT & COMPONENTS–1.5%
Emerson Electric Co.	170,700	5,530,680

		14,932,674

Company	Shares	U.S. $ Value

CONSUMER STAPLES–3.1%
BEVERAGE: SOFT DRINKS–2.3%
The Coca-Cola Co.	18,400	$883,016
PepsiCo, Inc.	138,700	7,622,952

		8,505,968

SOAPS & HOUSEHOLD CHEMICALS–0.8%
Colgate-Palmolive Co.	25,300	1,789,722
Procter & Gamble Co.	27,000	1,379,700

		3,169,422

		11,675,390

AUTOS AND TRANSPORTATION–2.5%
AIR TRANSPORT–0.7%
FedEx Corp.	48,500	2,697,570

AUTOMOBILES–0.6%
Toyota Motor Corp. (Sponsored ADR)	27,900	2,107,287

RAILROADS–1.2%
Union Pacific Corp.	86,800	4,518,808

		9,323,665

ENERGY–0.3%
INTERNATIONAL–0.3%
Petroleo Brasileiro SA (Sponsored ADR)	31,200	1,040,832

TOTAL INVESTMENTS–99.5% (cost $352,496,921)		374,348,555
Other assets less liabilities–0.5%		1,908,493

NET ASSETS–100.0%		$376,257,048

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

LP—Limited Partnership

See notes to financial statements.

4

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $352,496,921)	$374,348,555
Cash	1,745,430
Receivable for investment securities sold	1,907,301
Dividends receivable	281,332
Receivable for capital stock sold	121,714

Total assets	378,404,332

LIABILITIES
Payable for investment securities purchased	826,518
Payable for capital stock redeemed	815,166
Advisory fee payable	235,453
Printing fee payable	107,954
Distribution fee payable	40,817
Administrative fee payable	27,090
Transfer Agent fee payable	124
Accrued expenses	94,162

Total liabilities	2,147,284

NET ASSETS	$376,257,048

COMPOSITION OF NET ASSETS
Capital stock, at par	$18,889
Additional paid-in capital	926,378,951
Undistributed net investment income	451,148
Accumulated net realized loss on investment transactions	(572,443,574)
Net unrealized appreciation of investments	21,851,634

$376,257,048

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$180,633,589	8,954,773	$20.17
B	$195,623,459	9,933,855	$19.69

See notes to financial statements.

5

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $32,347)	$2,308,144

EXPENSES
Advisory fee (see Note B)	1,332,747
Distribution fee—Class B	230,329
Transfer agency—Class A	1,194
Transfer agency—Class B	1,286
Printing	107,021
Custodian	67,434
Administrative	45,840
Audit	22,800
Legal	15,407
Directors’ fees	1,200
Miscellaneous	2,883

Total expenses	1,828,141

Net investment income	480,003

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(41,938,621)
Net change in unrealized appreciation/depreciation of investments	72,789,062

Net gain on investment transactions	30,850,441

NET INCREASE IN NET ASSETS FROM OPERATIONS	$31,330,444

See notes to financial statements.

6

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$480,003	$259,748
Net realized loss on investment transactions	(41,938,621)	(67,058,377)
Net change in unrealized appreciation/depreciation of investments	72,789,062	(207,667,148)

Net increase (decrease) in net assets from operations	31,330,444	(274,465,777)
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(288,603)	–0	–
CAPITAL STOCK TRANSACTIONS
Net decrease	(29,212,962)	(140,298,489)

Total increase (decrease)	1,828,879	(414,764,266)
NET ASSETS
Beginning of period	374,428,169	789,192,435

End of period (including undistributed net investment income of $451,148 and $259,748, respectively)	$376,257,048	$374,428,169

See notes to financial statements.

7

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio’s investment objective was to seek growth of capital by pursuing aggressive investment policies. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is

8

AllianceBernstein Variable Products Series Fund

defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2009:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Technology	$103,758,363		$–0	–	$–0	–	$103,758,363
Financial Services	59,821,334		–0	–	–0	–	59,821,334
Health Care	54,614,559		–0	–	–0	–	54,614,559
Consumer Discretionary	54,231,859		–0	–	–0	–	54,231,859
Other Energy	38,124,937		4,149,900		–0	–	42,274,837
Material & Processing	22,675,042		–0	–	–0	–	22,675,042
Producer Durables	14,932,674		–0	–	–0	–	14,932,674
Consumer Staples	11,675,390		–0	–	–0	–	11,675,390
Auto and Transportation	9,323,665		–0	–	–0	–	9,323,665
Energy	1,040,832		–0	–	–0	–	1,040,832

	370,198,655		4,149,900		–0	–	374,348,555
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$370,198,655		$4,149,900		$–0	–	$374,348,555

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders.

9

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Recent Accounting Pronouncements

During the period ended June 30. 2009, the Portfolio adopted FASB Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Portfolio did not engage in derivative transactions for the six months ended June 30, 2009.

In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 “Subsequent Events”, adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements issued on August 14, 2009. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio paid $45,840 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2009.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2009, amounted to $251,522, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $576 for the six months ended June 30, 2009.

10

AllianceBernstein Variable Products Series Fund

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2009, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$190,976,671		$213,018,148
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purpose. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$38,982,659
Gross unrealized depreciation	(17,131,025)

Net unrealized appreciation	$21,851,634

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for no-hedging purposes as a means of making a direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal type of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

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LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2009, the Portfolio had no transactions in written options.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008		Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
Class A
Shares sold	108,443	352,743		$2,017,264	$8,856,556
Shares issued in reinvestment of dividends	13,976	–0	–	288,603	–0	–
Shares redeemed	(989,891)	(3,454,109)		(18,001,781)	(89,196,186)

Net decrease	(867,472)	(3,101,366)		$(15,695,914)	$(80,339,630)

Class B
Shares sold	434,430	829,132		$7,779,666	$19,371,034
Shares redeemed	(1,204,307)	(3,262,224)		(21,296,714)	(79,329,893)

Net decrease	(769,877)	(2,433,092)		$(13,517,048)	$(59,958,859)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which

12

AllianceBernstein Variable Products Series Fund

could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2009. Effective July 16, 2009, the Facility will be reduced to $140 million.

NOTE H: Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending December 31, 2009 will be determined at the end of the current fiscal year. As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$259,748
Accumulated capital and other losses	(517,395,653	)(a)
Unrealized appreciation/(depreciation)	(64,046,728	)(b)

Total accumulated earnings/(deficit)	$(581,182,633)

(a)	On December 31, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $513,171,970 of which $293,988,219 expires in the year 2010, $167,106,343 expires in the year 2011, and $52,077,408 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital and foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio defers post-October capital losses of $4,223,683 to January 1, 2009.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

13

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

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LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31,
2008	2007	2006	2005	2004
Net asset value, beginning of period	$18.47	$30.61	$26.87	$26.99	$23.44	$21.58

Income From Investment Operations
Net investment income (loss) (a)	.04	.04	(.01)	(.03)	(.07)	(.03	)(b)
Net realized and unrealized gain (loss) on investment transactions	1.69	(12.18)	3.75	(.09)	3.62	1.89

Net increase (decrease) in net asset value from operations	1.73	(12.14)	3.74	(.12)	3.55	1.86

Less: Dividends
Dividends from net investment income.	(.03)	–0	–	–0	–	–0	–	–0	–	–0	–

Net asset value, end of period	$20.17	$18.47	$30.61	$26.87	$26.99	$23.44

Total Return
Total investment return based on net asset value (c)	9.37	%*	(39.66	)%*	13.92	%*	(.44)%	15.15%	8.62%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$180,634	$181,452	$395,655	$474,069	$618,980	$656,544
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.90	%(d)	.84%	.82%	.84	%(e)	.81%	.81%
Expenses, before waivers and reimbursements	.90	%(d)	.84%	.82%	.84	%(e)	.81%	.98%
Net investment income (loss)	.40	%(d)	.17%	(.03)%	(.12	)%(e)	(.28)%	(.13	)%(b)
Portfolio turnover rate	54%	89%	92%	81%	54%	73%

See footnote summary on page 16.

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LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31,
			2008	2007	2006		2005	2004
Net asset value, beginning of period	$18.03		$29.96	$26.37	$26.55		$23.11	$21.33

Income From Investment Operations
Net investment income (loss) (a)	.01		(.02)	(.08)	(.09)		(.12)	(.08	)(b)
Net realized and unrealized gain (loss) on investment transactions	1.65		(11.91)	3.67	(.09)		3.56	1.86

Net increase (decrease) in net asset value from operations	1.66		(11.93)	3.59	(.18)		3.44	1.78

Net asset value, end of period	$19.69		$18.03	$29.96	$26.37		$26.55	$23.11

Total Return
Total investment return based on net asset value (c)	9.21	%*	(39.82)%*	13.61%*	(.68)%		14.89%	8.34%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$195,623		$192,976	$393,537	$456,374		$624,453	$603,050
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.15	%(d)	1.09%	1.07%	1.08	%(e)	1.06%	1.06%
Expenses, before waivers and reimbursements	1.15	%(d)	1.09%	1.07%	1.08	%(e)	1.06%	1.24%
Net investment Income	.15	%(d)	(.08)%	(.27)%	(.37	)%(e)	(.53)%	(.38	)%(b)
Portfolio turnover rate	54%		89%	92%	81%		54%	73%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of each share class for the six months ended June 30, 2009, the years ended December 31, 2008 and the year ended December 31, 2007 by .04%, 2.10% and 0.39%, respectively.

See notes to financial statements.

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LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) at a meeting held on May 5-7, 2009.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

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LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2009 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Growth Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2009 and (in the case of comparisons with the Index) the since inception period (June 1992 inception). The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 1-year period, 4th quintile of the Performance Group and Performance Universe for the 3-year period, 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period and 4th quintile of the Performance Group and Performance Universe for the 10-year period, and that the Portfolio underperformed the Index in the 3-year period and outperformed the Index in all other periods reviewed. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule for clients with an investment style substantially similar to that of the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with an investment style similar to that of the Portfolio that are sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper

18

AllianceBernstein Variable Products Series Fund

described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 75 basis points was higher than the Expense Group median. The directors noted that the administrative expense reimbursement in the latest fiscal year was 2 basis points. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The directors noted that the Portfolio’s assets had declined significantly, primarily as a result of market declines rather than redemptions, and that the Portfolio’s fixed costs had resulted in an increase in the Portfolio’s expense ratio. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/09 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$321.3	Large Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $93,000 (0.02% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Large Cap Growth Portfolio	Class A 0.84%	December 31
Class B 1.09%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7, 2009.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

20

AllianceBernstein Variable Products Series Fund

differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2009 net assets:

Portfolio	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Large Cap Growth Portfolio	$321.3	Large Cap Growth Schedule 80 bp on 1st $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $25m	0.351	0.750

The Adviser also manages AllianceBernstein Large Cap Growth Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Large Cap Growth Fund, Inc.5 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the Large Cap Growth Fund, Inc. been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Large Cap Growth Portfolio	Large Cap Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750	0.750

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

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LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for American Growth Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

Fund	Fee
American Growth Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee
Large Cap Growth Fund, Inc.	AllianceBernstein U.S. Large Cap Growth Equity—Hedged/Non-Hedged	0.95%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Funds had the fee schedules of the sub-advisory relationships been applicable to those Funds based on February 28, 2009 net assets and the Funds’ advisory fees:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Large Cap Growth Portfolio	Client #1	0.35% on 1st $50 million 0.30% on next $100 million 0.25% on the balance	0.281	0.750

	Client #2	0.40% on first $200 million 0.35% on next $300 million 0.25% on the balance	0.272	0.750

	Client #3	0.60% on 1st billion 0.55% on the balance	0.600	0.750

	Client #4	0.35%	0.350	0.750

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)6 at the approximate current asset level of the Portfolio.7

6	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

7	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

22

AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[8]	Lipper Exp. Group Median (%)	Rank
Large Cap Growth Portfolio	0.750	0.738	9/15

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU9 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given bear market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.10

Portfolio	Expense Ratio (%)[11]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Large Cap Growth Portfolio	0.841	0.775	12/15	0.815	54/84

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

8	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

11	Most recently completed fiscal year end Class A total expense ratio.

23

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2008, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $730,025 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2008, the Adviser determined that it made payments in the amount of $283,546 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $969 from the Portfolio.12

The Portfolio may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions during the Portfolio’s most recently completed fiscal year. During the Portfolio’s most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The

12	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2008.

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

14	The Deli study was originally published in 2002 based on 1997 data.

15	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

24

AllianceBernstein Variable Products Series Fund

regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio16 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended January 31, 2009.18

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	–35.23	–37.10	–37.68	5/15	19/102
3 year	–14.33	–13.72	–12.60	11/15	71/93
5 year	–4.35	–5.43	–4.97	4/13	33/82
10 year	–5.27	–4.05	–3.56	7/11	38/48

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)19 versus its benchmark.20 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.21

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Large Cap Growth Portfolio	–35.23	–14.33	–4.35	–5.27	6.41	18.49	–0.38	10
Russell 1000 Growth Index	–36.44	–11.11	–4.76	–5.29	4.99	18.75	–0.37	10
Inception Date: June 26, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 1, 2009

16	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

17	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

18	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

19	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

20	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2009.

21	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

25

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Money Market Portfolio

June 30, 2009

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

MONEY MARKET PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Money Market Portfolio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,001.64	$4.57	0.92%
Hypothetical (5% return before expenses)	$1,000	$1,020.23	$4.61	0.92%

Class B
Actual	$1,000	$1,000.85	$5.41	1.09%
Hypothetical (5% return before expenses)	$1,000	$1,019.39	$5.46	1.09%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

	Yield*	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–99.9%
CERTIFICATE OF DEPOSIT–39.4%
Banco Bilbao Vizcaya 8/10/09	1.10%	$1,800	$1,800,000
Barclays Bank PLC NY 12/01/09	1.13%	1,800	1,800,000
BNP Paribas NY Branch 8/05/09	1.20%	2,500	2,500,000
Calyon NY 7/07/09	0.86%	1,800	1,800,000
National Australia Bank Ltd 7/22/09	0.52%	2,400	2,400,000
Nordea Bank Finland NY 7/08/09	1.10%	1,800	1,800,000
10/13/09	1.30%	700	699,595
Rabobank Nederland NV NY 12/16/09	0.50%	1,300	1,300,000
3/03/10	0.65%	1,000	1,000,000
Royal Bank of Canada NY Series YCD 10/01/09(a)	1.51%	2,300	2,300,266
Societe Generale NY 7/13/09	0.75%	1,100	1,100,000
Toronto Dominion Bank NY 7/20/09	0.50%	1,250	1,250,000
10/20/09	0.70%	900	900,000
Westpac Banking Corp. 11/13/09	1.20%	2,000	2,000,000

			22,649,861

U.S. GOVERNMENT & GOVERNMENT SPONSORED AGENCY OBLIGATIONS–33.1%
Bank of America Corp.– FDIC Insured 9/13/10(a)	0.66%	1,300	1,300,000
7/29/10(a)	1.10%	1,200	1,200,000
Citigroup Funding, Inc.– FDIC Insured 7/30/10(a)	1.14%	2,200	2,200,000
Federal Farm Credit Bank 7/08/10(a)	1.04%	2,000	2,000,360
Federal Home Loan Banks 7/27/10(a)	1.02%	1,000	999,853
11/20/09	4.25%	600	608,788
Series 1 7/28/10(a)	1.02%	1,000	1,000,000
Federal Home Loan Mortgage Corp. 9/03/10(a)	0.63%	1,000	1,000,000
8/24/10(a)	0.64%	1,000	1,000,000
7/12/10(a)	1.04%	1,000	999,781
7/14/10(a)	1.04%	1,000	1,000,000
Federal National Mortgage Association 8/05/10(a)	0.97%	1,000	999,578
7/13/10(a)	1.03%	1,000	1,000,000

	Yield*	Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Discount Notes 7/02/09	0.16%	$2,500	$2,499,989
7/01/09	2.34%	1,200	1,200,000

			19,008,349

COMMERCIAL PAPER–14.1%
Banque et Caisse d’Epargne de L’Etat 7/06/09	0.47%	1,200	1,199,922
CBA (Delaware) Finance 8/13/09	0.39%	2,400	2,398,882
Chevron Funding Corp. 7/07/09	0.17%	2,000	1,999,943
Santander Central Hispano Finance Delaware Inc. 8/27/09	1.70%	2,500	2,493,310

			8,092,057

REPURCHASE AGREEMENTS–10.2%
Credit Suisse 0.00%, dated 06/30/09 due 7/1/09 in the amount of $1,900,000 (cost $1,900,000; collaterized by $1,940,000 U.S. Treasury Bill, 0.00% due 9/10/09, value $1,939,360)		1,900	1,900,000
Greenwich Capital Markets 0.01%, dated 06/30/09 due 7/1/09 in the amount of $2,000,001 (cost $2,000,000; collaterized by $1,445,000 U.S. Treasury Bond, 9.87% due 11/15/15, value $2,040,389)		2,000	2,000,000
Mizuho Securities USA Inc 0.00%, dated 06/30/09 due 7/1/09 in the amount of $2,000,000 (cost $2,000,000; collaterized by $2,040,400 U.S. Treasury Bill, 0.00% due 8/13/09, value $2,040,053)		2,000	2,000,000

			5,900,000

CORPORATES–INVESTMENT GRADES–3.1%
Wells Fargo & Co. 1/29/10(a)	1.48%	1,800	1,796,816

TOTAL INVESTMENTS–99.9% (cost $57,447,083)			57,447,083
Other assets less liabilities–0.1%			33,808

NET ASSETS–100.0%			$57,480,891

2

AllianceBernstein Variable Products Series Fund

(a)	Floating Rate Security. Stated interest rate was in effect at June 30, 2009.

*	Represents annualized yield from date of purchase for discount securities, and stated interest rate for interest-bearing securities.

See notes to financial statements.

3

MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $57,447,083)	$57,447,083
Cash	48,120
Interest receivable	91,601
Receivable for capital stock sold	15,318
Other assets	16,544

Total assets	57,618,666

LIABILITIES
Payable for capital stock redeemed	15,243
Audit fee payable	28,746
Administrative fee payable	27,580
Advisory fee payable	21,927
Custodian fee payable	21,615
Legal fee payable	11,151
Distribution fee payable	7,236
Dividends payable	677
Transfer Agent fee payable	129
Accrued expenses	3,471

Total liabilities	137,775

NET ASSETS	$57,480,891

COMPOSITION OF NET ASSETS
Capital stock, at par	$57,497
Additional paid-in capital	57,423,005
Distributions in excess of net investment income	(26)
Accumulated net realized gain on investment transactions	415

$57,480,891

Net Asset Value Per Share—2 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$23,598,513	23,604,997	$1.00
B	$33,882,378	33,891,573	$1.00

See notes to financial statements.

4

MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$396,150

EXPENSES
Advisory fee (see Note B)	141,499
Distribution fee—Class B	46,023
Transfer agency—Class A	522
Transfer agency—Class B	738
Administrative	46,140
Custodian	44,337
Audit	22,728
Legal	17,958
Printing	2,997
Directors’ fees	1,354
Miscellaneous	14,991

Total expenses	339,287
Less: expenses waived by the Distributor (see Note C)	(16,321)
Less: expenses waived by the Adviser (see Note B)	(2,643)

Net expenses	320,323

Net investment income	75,827

REALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	824

NET INCREASE IN NET ASSETS FROM OPERATIONS	$76,651

See notes to financial statements.

5

MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$75,827	$910,943
Net realized gain (loss) on investment transactions	824	(2)

Net increase in net assets from operations	76,651	910,941
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(44,911)	(472,196)
Class B	(30,916)	(438,747)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(7,463,233)	17,487,030

Total increase (decrease)	(7,462,409)	17,487,028
NET ASSETS
Beginning of period	64,943,300	47,456,272

End of period (including distributions in excess of net investment income of $(26) and $(26), respectively)	$57,480,891	$64,943,300

See notes to financial statements.

6

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Money Market Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is maximum current income to the extent consistent with safety of principal and liquidity. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, which approximates market value. Under such method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (‘“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2009:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Certificate of Deposit	$–0	–	$22,649,861		$–0	–	$22,649,861
U.S. Government & Government Sponsored Agency Obligations	–0	–	19,008,349		–0	–	19,008,349
Commercial Paper	–0	–	8,092,057		–0	–	8,092,057
Repurchase Agreements	–0	–	5,900,000		–0	–	5,900,000
Corporates—Investment Grades	–0	–	1,796,816		–0	–	1,796,816

	–0	–	57,447,083		–0	–	57,447,083
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$–0	–	$57,447,083		$–0	–	$57,447,083

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

7

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares dividends daily from net investment income. The dividends are paid monthly. Net realized gains distributions, if any, will be made at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Recent Accounting Pronouncement

In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 “Subsequent Events”, adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements issued on August 14, 2009. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. For the six months ended June 30, 2009, the Adviser has voluntarily agreed to waive a portion of such fees in the amount of $2,643.

Pursuant to the investment advisory agreement, the Fund paid $46,140 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2009.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $576 for the six months ended June 30, 2009.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to ..50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

8

AllianceBernstein Variable Products Series Fund

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

For the six months ended June 30, 2009, the Distributor has voluntarily agreed to waive a portion of the distribution fees in the amount of $16,321 for Class B shares.

NOTE D: Investment Transactions

At June 30, 2009, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

NOTE E: Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
Class A
Shares sold	4,272,069	26,168,176	$4,272,090	$26,168,176
Shares issued in reinvestment of dividends	72,771	472,196	72,771	472,196
Shares redeemed	(9,266,661)	(21,730,611)	(9,266,661)	(21,730,611)

Net increase (decrease)	(4,921,821)	4,909,761	$(4,921,800)	$4,909,761

Class B
Shares sold	16,688,065	42,533,708	$16,688,095	$42,533,708
Shares issued in reinvestment of dividends	55,484	438,747	55,484	438,747
Shares redeemed	(19,285,012)	(30,395,186)	(19,285,012)	(30,395,186)

Net increase (decrease)	(2,541,463)	12,577,269	$(2,541,433)	$12,577,269

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—The Portfolio’s primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio’s yield as the securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seek to maintain stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio invests in highly-rated securities to minimize credit risk.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

9

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE G: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2009 will be determined at the end of the current fiscal year. The tax character paid during the fiscal years ended December 31, 2008 and December 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$910,943	$2,128,195

Total distributions paid	$910,943	$2,128,195

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(409	)(a)

Total accumulated earnings/(deficit)	$(409)

(a)	On December 31, 2008, the Portfolio had a net capital loss carryforward of $409, of which $198 expires in the year 2012, $209 expires in the year 2013, and $2 expires in 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

NOTE H: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

10

AllianceBernstein Variable Products Series Fund

NOTE I: Department of Treasury’s Temporary Guarantee Program for Money Market Funds

The Fund’s Board of Directors (the “Board”) has approved the continued participation of the Portfolio in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The initial term of the program was from September 18, 2008 to December 18, 2008 and its term was recently extended to September 18, 2009. The Treasury does not currently have the authority to extend the Program beyond September 18, 2009. The Program applies to shares of the Portfolio held by shareholders as of the close of business as of September 19, 2008 (the “Covered Shareholders”). Subject to the limitations discussed below, the Program will protect Covered Shareholders if the Portfolio “breaks the buck”, meaning that the stable net asset value (“NAV”) of $1.00 per share that the Portfolio seeks to maintain falls below $.995 per share (the “Guarantee Event”). In order to qualify for this protection, the Portfolio must liquidate within approximately 30 days after the Guarantee Event. The Treasury will cover any shortfall between the NAV at the time of liquidation and $1.00 per share.

Because payments under the Program continue to apply to Covered Shareholders based on the number of shares held on September 19, 2008, a shareholder would receive no payments for any increase in the number of the Portfolio’s shares held after that date. If a shareholder closes his or her account, the shareholder will not be covered by the Program. If the number of shares held in an account fluctuates after September 19, 2008 due to purchases and sales of shares during the Program period, a shareholder would be covered for the number of shares held in the account as of the close of business on September 19, 2008 or the number of shares held on the date of the Guarantee Event, whichever is less. Initial purchases of shares by new shareholders after September 19, 2008 are not eligible for coverage under the Program.

The Portfolio is required to pay a fee to the Treasury for its participation in the Program based on the Portfolio’s aggregate NAV on September 19, 2008. The fee for the Portfolio’s continued participation in the Program is 0.015% of its aggregate NAV on September 19, 2008. This is in addition to the fee paid by the Portfolio for its initial participation in the Program of 0.01% and for its participation in the first extension of the Program until April 30, 2009 of 0.015%, both of which were based on the Portfolio’s aggregate NAV on September 19, 2008. The Program extension payment amounts, when combined with prior payment amounts, equate to 0.04% (on an annualized basis) of the Portfolio’s asset base over the entire extended program term.

11

MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31,
			2008	2007	2006		2005	2004
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00

Income From Investment Operations
Net investment income	–0	–(a)(d)	.02	.04	.04		.02	.01	(a)

Less: Dividends
Dividends from net investment income	–0	–(a)(d)	(.02)	(.04)	(.04)		(.02)	(.01)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00

Total Return
Total investment return based on net asset value (b)	.16%		1.90%	4.35%	4.22%		2.35%	.71%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,599		$28,520	$23,610	$27,087		$30,370	$36,740
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.92	%(e)	.96%	.99%	.93	%(c)	.93%	.69%
Expenses, before waivers and reimbursements	.93	%(e)	.96%	.99%	.93	%(c)	.93%	.73%
Net investment income	.34	%(a)(e)	1.85%	4.28%	4.13	%(c)	2.30%	.68	%(a)

See footnote summary on page 13.

12

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31,
			2008	2007	2006		2005	2004
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00

Income From Investment Operations
Net investment income	–0	–(a)(d)	.02	.04	.04		.02	–0	–(a)(d)

Less: Dividends
Dividends from net investment income	–0	–(d)	(.02)	(.04)	(.04)		(.02)	–0	–(d)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00

Total Return
Total investment return based on net asset value (b)	.08%		1.64%	4.08%	3.96%		2.10%	.46%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,882		$36,423	$23,846	$24,537		$25,778	$28,287
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.09	%(e)	1.20%	1.24%	1.19	%(c)	1.19%	.94%
Expenses, before waivers and reimbursements	1.18	%(e)	1.20%	1.24%	1.19	%(c)	1.19%	.98%
Net investment income	.17	%(a)(e)	1.57%	4.00%	3.89	%(c)	2.06%	.41	%(a)

(a)	Net of expenses reimbursed/waived by the Adviser and/or the Distributor.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

(d)	Amount is less than $0.01 per share.

(e)	Annualized.

See notes to financial statements.

13

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), with respect to AllianceBernstein Money Market Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/08 ($MIL)	Portfolio
Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	$66.6	Money Market Portfolio[4]
The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $94,000 (0.18% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Money Market Portfolio	Class A 0.99% Class B 1.24%	December 31

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 22, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

4	The Adviser also advises AllianceBernstein Exchange Reserves, an open-end retail money market mutual fund that has a similar investment style as the Portfolio. AllianceBernstein Exchanges Reserves’ investment advisory fee schedule, which is shown on page 15, was not affected by the Adviser’s settlement with the NYAG since the fund had lower breakpoints than the NYAG related fee schedule of Low Risk Income.

14

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolio.5 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a substantially similar investment style as the Portfolio.

The Adviser also manages AllianceBernstein Exchange Reserves, a retail mutual fund which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Exchange Reserves. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of AllianceBernstein Exchange Reserves been applicable to the Portfolio based on September 30, 2008 net assets and the Portfolio’s advisory fee:

Portfolio	ABMF Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Money Market Portfolio	Exchange Reserves	0.25% on first $1.25 billion 0.24% on next $0.25 billion 0.23% on next $0.25 billion 0.22% on next $0.25 billion 0.21% on next $1.0 billion 0.20% on the balance	0.250%	0.450%

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

15

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a somewhat similar investment style as that of the Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[6]
Money Market Portfolio	Short Maturity Dollar Class A	1.05% on the 1st €100 million[7] 1.00% on the next €100 million 0.95% in excess of €200 million
	Class I (Institutional)	0.50% on the 1st €100 million 0.45% on the next €100 million 0.40% in excess of €200 million

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Money Market Portfolio. Also shown is what would have been the effective advisory fee of Money Market Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2008 net assets and the Portfolio’s advisory fees:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee	Portfolio Advisory Fee
Money Market Portfolio	Client # 1[8]	0.125% on first $100 million 0.10% on next $150 million 0.05% thereafter	0.125%	0.450%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Portfolio.10

6	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

7	The Euro-U.S. dollar currency exchange rate quoted at 4 p.m. on October 1, 2008 by Reuters was €1 per $1.4013. At that currency exchange rate, €100 million would be equivalent to approximately $140.1 million. €200 million would be equivalent to approximately $280.3 million.

8	This sub-advised fund has a more restrictive investment style than the Money Market Portfolio; the fund invests primarily in high-quality municipal short-term securities and is a tax-exempt money market fund.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

16

AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[11]	Lipper Exp. Group Median	Rank
Money Market Portfolio	0.450	0.450	6/11

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Money Market Portfolio	0.993	0.630	11/11	0.497	50/50

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007, ABI received $61,512 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payments in the amount of $104 on behalf of the Portfolio to ABI.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

17

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”).14 During the most recently completed fiscal year, ABIS received a fee of $786 from the Portfolio.15

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $590 billion as of September 30, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

14	It should be noted that the insurance companies, linked to the variable products, provide additional shareholder services for the Portfolios, including record keeping, administration and customer service for contract holders.

15	The Portfolio (which includes the Portfolio and other series of the Portfolio) paid ABIS a flat fee of $18,000 in 2007.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

17	The Deli study was originally published in 2002 based on 1997 data.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18

AllianceBernstein Variable Products Series Fund

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year net and gross performance returns and rankings of the Portfolio19 relative to its Lipper Performance Group (“PG”)20 and Lipper Performance Universe (“PU”) for the periods ended July 31, 2008.21

Money Market Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
(Net)
1 year	3.07	3.54	3.59	9/11	54/59
3 year	3.69	4.05	4.19	11/11	56/58
5 year	2.61	2.88	3.01	11/11	54/56
10 year	3.06	3.21	3.35	8/9	50/52

(Gross)
1 year	4.09	4.16	4.11	8/11	33/59
3 year	4.70	4.72	4.71	7/11	30/58
5 year	3.51	3.52	3.52	8/11	31/56
10 year	3.85	3.85	3.88	4/9	32/52

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolio (in bold)22 versus its benchmark.23 Portfolio volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending July 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized			Risk Period (Year)
						Volatility (%)	Sharpe (%)
Money Market Portfolio	3.07	3.69	2.61	3.06	3.46	0.53	–	3.14	10
Lipper VA Money Market Average of funds	3.46	4.07	2.90	3.31	3.79	N/A		N/A	N/A
Inception Date: December 30, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2008

19	The net performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the net performance returns of the Portfolio that are shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

20	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

22	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

23	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2008. It should be noted that the “since inception” performance return of the benchmark is from the nearest month-end after the Portfolio’s inception date. In contrast to the benchmark, the Portfolio’s since inception return is from the Portfolio’s actual inception date.

24	Portfolio volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

19

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Real Estate Investment Portfolio

June 30, 2009

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

REAL ESTATE INVESTMENT PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Real Estate Investment Portfolio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$901.11	$6.93	1.47%
Hypothetical (5% return before expenses)	$1,000	$1,017.50	$7.35	1.47%

Class B
Actual	$1,000	$899.35	$8.15	1.73%
Hypothetical (5% return before expenses)	$1,000	$1,016.22	$8.65	1.73%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

REAL ESTATE INVESTMENT PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Simon Property Group, Inc.	$3,231,450	8.9%
Digital Realty Trust, Inc.	1,828,350	5.0
Ventas, Inc.	1,653,199	4.6
Rayonier, Inc.	1,464,832	4.0
Boston Properties, Inc.	1,397,610	3.9
HCP, Inc.	1,367,815	3.8
Public Storage	1,299,778	3.6
Vornado Realty Trust	1,269,756	3.5
Corporate Office Properties Trust	1,193,731	3.3
Tanger Factory Outlet Centers	1,183,695	3.3

	$15,890,216	43.9%

INDUSTRY DIVERSIFICATION

June 30, 2009 (unaudited)

INDUSTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Diversified/Specialty	$7,346,397	20.9%
Office	4,930,989	14.1
Health Care	4,832,850	13.8
Regional Mall	4,733,856	13.5
Multi-Family	3,732,536	10.6
Shopping Center/Other Retail	3,614,471	10.3
Lodging	2,215,521	6.3
Self Storage	1,771,553	5.0
Industrial Warehouse Distribution	1,109,043	3.2
Triple Net	501,245	1.4
Manufactured Homes	305,248	0.9

Total Investments	$35,093,709	100.0%

*	Long-term investments.

Please note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.

2

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–96.9%

EQUITY: OTHER–35.0%
DIVERSIFIED/SPECIALTY–20.3%
Alexandria Real Estate Equities, Inc.	21,900	$783,801
BioMed Realty Trust, Inc.	22,600	231,198
Digital Realty Trust, Inc.	51,000	1,828,350
DuPont Fabros Technology, Inc.	65,900	620,778
Entertainment Properties Trust	37,600	774,560
Jones Lang LaSalle, Inc.	11,400	373,122
Rayonier, Inc.	40,298	1,464,832
Vornado Realty Trust	28,198	1,269,756

		7,346,397

HEALTH CARE–13.3%
HCP, Inc.	64,550	1,367,815
Health Care REIT, Inc.	28,100	958,210
Nationwide Health Properties, Inc.	24,300	625,482
Omega Healthcare Investors, Inc.	14,700	228,144
Ventas, Inc.	55,365	1,653,199

		4,832,850

TRIPLE NET–1.4%
National Retail Properties, Inc.	25,100	435,485
Realty Income Corp.	3,000	65,760

		501,245

		12,680,492

RETAIL–23.1%
REGIONAL MALL–13.1%
CBL & Associates Properties, Inc.	79,150	426,618
Macerich Co.	15,179	267,302
Simon Property Group, Inc.	62,832	3,231,450
Taubman Centers, Inc.	30,100	808,486

		4,733,856

SHOPPING CENTER/OTHER RETAIL–10.0%
Developers Diversified Realty Corp.	109,600	534,848
Kimco Realty Corp.	33,100	332,655
Kite Realty Group Trust	45,600	133,152
Regency Centers Corp.	23,800	830,858
Tanger Factory Outlet Centers	36,500	1,183,695
Weingarten Realty Investors	41,300	599,263

		3,614,471

		8,348,327

RESIDENTIAL–16.0%
MANUFACTURED HOMES–0.8%
Equity Lifestyle Properties, Inc.	8,210	305,248

Company	Shares	U.S. $ Value

MULTI-FAMILY–10.3%
AvalonBay Communities, Inc.	5,500	$307,670
Camden Property Trust	15,300	422,280
Equity Residential	49,600	1,102,608
Essex Property Trust, Inc.	2,200	136,906
Home Properties, Inc.	16,365	558,046
Mid-America Apartment Communities, Inc.	20,810	763,935
UDR, Inc.	42,700	441,091

		3,732,536

SELF STORAGE–4.9%
Extra Space Storage, Inc.	56,500	471,775
Public Storage	19,850	1,299,778

		1,771,553

		5,809,337

OFFICE–13.6%
OFFICE–13.6%
Boston Properties, Inc.	29,300	1,397,610
Brandywine Realty Trust	53,100	395,595
Brookfield Properties Corp.	39,250	312,823
Corporate Office Properties Trust	40,700	1,193,731
Duke Realty Corp.	48,900	428,853
Government Properties Income Trust(a)	8,000	164,240
Kilroy Realty Corp.	5,650	116,051
Mack-Cali Realty Corp.	33,500	763,800
SL Green Realty Corp.	6,900	158,286

		4,930,989

LODGING–6.1%
LODGING–6.1%
DiamondRock Hospitality Co.	78,100	488,906
Hospitality Properties Trust	15,700	186,673
Host Hotels & Resorts, Inc.	124,140	1,041,535
LaSalle Hotel Properties	8,900	109,826
Sunstone Hotel Investors, Inc.	72,632	388,581

		2,215,521

INDUSTRIALS–3.1%
INDUSTRIAL WAREHOUSE DISTRIBUTION–3.1%
First Potomac Realty Trust	36,000	351,000
ProLogis	94,050	758,043

		1,109,043

TOTAL INVESTMENTS–96.9% (cost $36,196,012)		35,093,709
Other assets less liabilities–3.1%		1,129,722

NET ASSETS–100.0%		$36,223,431

(a)	Non-income producing security.

Glossary:

REIT—Real Estate Investment Trust

See notes to financial statements.

3

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $36,196,012)	$35,093,709
Cash	199,349
Receivable for investment securities sold	917,110
Receivable for capital stock sold	144,605
Dividends receivable	140,579

Total assets	36,495,352

LIABILITIES
Payable for capital stock redeemed	85,656
Payable for investment securities purchased	64,849
Audit fee payable	29,443
Administrative fee payable	26,090
Custodian fee payable	21,306
Advisory fee payable	15,597
Legal fee payable	15,030
Distribution fee payable	1,875
Transfer Agent fee payable	125
Accrued expenses	11,950

Total liabilities	271,921

NET ASSETS	$36,223,431

COMPOSITION OF NET ASSETS
Capital stock, at par	$5,396
Additional paid-in capital	46,467,596
Undistributed net investment income	209,097
Accumulated net realized loss on investment transactions	(9,356,355)
Net unrealized depreciation of investments	(1,102,303)

$36,223,431

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$27,339,839	4,076,730	$6.71
B	$8,883,592	1,319,193	$6.73

See notes to financial statements.

4

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $1,987)	$369,681

EXPENSES
Advisory fee (see Note B)	77,705
Distribution fee—Class B	10,821
Transfer agency—Class A	747
Transfer agency—Class B	333
Administrative	45,840
Custodian	40,669
Audit	23,428
Legal	14,495
Printing	2,158
Directors’ fees	1,250
Miscellaneous	1,638

Total expenses	219,084

Net investment income	150,597

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(4,746,760)
Net change in unrealized appreciation/depreciation of investments	143,147

Net loss on investment transactions	(4,603,613)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(4,453,016)

See notes to financial statements.

5

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$150,597	$1,174,945
Net realized loss on investment transactions	(4,746,760)	(3,660,877)
Net change in unrealized appreciation/depreciation of investments	143,147	(19,036,350)

Net decrease in net assets from operations	(4,453,016)	(21,522,282)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(877,524)	(713,047)
Class B	(243,734)	(234,778)
Net realized gain on investment transactions
Class A	(636,788)	(10,858,993)
Class B	(209,279)	(4,707,359)
CAPITAL STOCK TRANSACTIONS
Net increase	7,457,423	927,259

Total increase (decrease)	1,037,082	(37,109,200)
NET ASSETS
Beginning of period	35,186,349	72,295,549

End of period (including undistributed net investment income of $209,097 and $1,179,758, respectively)	$36,223,431	$35,186,349

See notes to financial statements.

6

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is total return from long-term growth of capital and income. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction

7

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2009:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Common Stocks	$35,093,709		$–0	–	$–0	–	$35,093,709
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$35,093,709		$–0	–	$–0	–	$35,093,709

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No.48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

8

AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Recent Accounting Pronouncements

During the period ended June 30, 2009, the Portfolio adopted FASB Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Portfolio did not engage in derivative transactions for the six months ended June 30, 2009.

In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 “Subsequent Events”, adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements issued on August 14, 2009. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio paid $45,840 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2009.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2009 amounted to $24,490, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $576 for the six months ended June 30, 2009.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

9

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2009, were as follows:

	Purchases		Sales
Investment securities (excluding U. S. government securities)	$21,073,505		$14,950,306
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$3,369,040
Gross unrealized depreciation	(4,471,343)

Net unrealized depreciation	$(1,102,303)

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the

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AllianceBernstein Variable Products Series Fund

counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2009, the Portfolio had no transactions in written options.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
Class A
Shares sold	1,407,134	440,141	$10,288,199	$5,244,022
Shares issued in reinvestment of dividends and distributions	215,714	892,904	1,514,312	11,572,040
Shares redeemed	(609,638)	(1,351,097)	(3,800,328)	(16,525,963)

Net increase (decrease)	1,013,210	(18,052)	$8,002,183	$290,099

Class B
Shares sold	71,538	199,003	$445,028	$2,382,465
Shares issued in reinvestment of dividends and distributions	64,257	380,750	453,013	4,942,137
Shares redeemed	(229,231)	(542,219)	(1,442,801)	(6,687,442)

Net increase (decrease)	(93,436)	37,534	$(544,760)	$637,160

NOTE F: Risks Involved in Investing in the Portfolio

Concentration of Risk—Although the Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to additional risks.

11

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2009. Effective July 16, 2009, the Facility will be reduced to $140 million.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$1,057,062	$3,843,405
Net long-term capital gains	15,457,115	13,720,840

Total taxable distributions	16,514,177	17,564,245

Total distributions paid	$16,514,177	$17,564,245

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,071,311
Undistributed long term capital gain	828,577
Accumulated capital and other losses	(4,495,327	)(a)
Unrealized appreciation/(depreciation)	(1,342,228	)(b)

Total accumulated earnings/(deficit)	$(3,937,667	)(c)

(a)	Net capital and foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio defers post-October capital losses of $4,495,327 to January 1, 2009.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to deferred income from an underlying security.

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AllianceBernstein Variable Products Series Fund

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

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REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31,
			2008	2007	2006		2005	2004
Net asset value, beginning of period	$7.86		$16.23	$22.83	$19.98		$20.66	$15.62

Income From Investment Operations
Net investment income (a)	.04		.26	.22	.29		.32	.39	(b)
Net realized and unrealized gain (loss) on investment transactions	(.80)		(4.38)	(2.91)	6.02		1.84	5.05

Net increase (decrease) in net asset value from operations	(.76)		(4.12)	(2.69)	6.31		2.16	5.44

Less: Dividends and Distributions
Dividends from net investment income	(.23)		(.26)	(.30)	(.47)		(.68)	(.40)
Distributions from net realized gain on investment transactions	(.16)		(3.99)	(3.61)	(2.99)		(2.16)	–0	–

Total dividends and distributions	(.39)		(4.25)	(3.91)	(3.46)		(2.84)	(.40)

Net asset value, end of period	$6.71		$7.86	$16.23	$22.83		$19.98	$20.66

Total Return
Total investment return based on net asset value (c)	(9.89)%		(35.68)%	(14.53)%	35.22%		11.67%	35.63%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,340		$24,082	$50,015	$80,317		$67,161	$88,441
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.47	%(d)	1.01%	.85%	.83	%(e)	.83%	.77%
Expenses, before waivers and reimbursements	1.47	%(d)	1.01%	.85%	.83	%(e)	.83%	.99%
Net investment income	1.18	%(d)	2.13%	1.09%	1.33	%(e)	1.64%	2.26	%(b)
Portfolio turnover rate	52%		46%	51%	47%		46%	35%

See footnote summary on page 15.

14

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31,
			2008	2007	2006		2005	2004
Net asset value, beginning of period	$7.86		$16.20	$22.80	$19.94		$20.54	$15.55

Income From Investment Operations
Net investment income (a)	.03		.22	.16	.22		.38	.34	(b)
Net realized and unrealized gain (loss) on investment transactions	(.81)		(4.37)	(2.90)	6.03		1.72	5.03

Net increase (decrease) in net asset value from operations	(.78)		(4.15)	(2.74)	6.25		2.10	5.37

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.20)	(.25)	(.40)		(.54)	(.38)
Distributions from net realized gain on investment transactions	(.16)		(3.99)	(3.61)	(2.99)		(2.16)	–0	–

Total dividends and distributions	(.35)		(4.19)	(3.86)	(3.39)		(2.70)	(.38)

Net asset value, end of period	$6.73		$7.86	$16.20	$22.80		$19.94	$20.54

Total Return
Total investment return based on net asset value (c)	(10.06)%		(35.82)%	(14.76)%	34.88%		11.40%	35.28%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,883		$11,104	$22,281	$33,461		$24,875	$67,457
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.73	%(d)	1.26%	1.10%	1.08	%(e)	1.06%	1.02%
Expenses, before waivers and reimbursements	1.73	%(d)	1.26%	1.10%	1.08	%(e)	1.06%	1.24%
Net investment income	.80	%(d)	1.83%	.80%	1.04	%(e)	2.11%	2.02	%(b)
Portfolio turnover rate	52%		46%	51%	47%		46%	35%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

15

REAL ESTATE INVESTMENT PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) at a meeting held on May 5-7, 2009.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s

16

AllianceBernstein Variable Products Series Fund

relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the May 2009 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Financial Times Stock Exchange (FTSE) National Association of Real Estate Investment Trusts Equity REIT Index (the “FTSE NAREIT Equity REIT Index”) and the Standard & Poor’s 500 Stock Index (the “S&P 500 Stock Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2009 and (in the case of comparisons with the indices) the since inception period (January 1997 inception). The directors noted that the Portfolio was in the 1st quintile of the Performance Group and the Performance Universe for the 1- and 5-year periods, 1st quintile of the Performance Group and 2nd quintile of the Performance Universe for the 3-year period and 2nd quintile of the Performance Group and the Performance Universe for the 10-year period, and that the Portfolio outperformed the FTSE NAREIT Equity REIT Index in all periods reviewed and underperformed the S&P 500 Stock Index in the 1- and 3-year periods but outperformed that index in all other periods reviewed. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule for clients with an investment style substantially similar to that of the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio although the initial fee rates in the institutional fee schedule were higher, and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be lower than that in the Portfolio’s Advisory Agreement even after taking account of the administrative expense reimbursement made to the Adviser of 16 basis points. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with a similar investment style as the Portfolio that are sub-advised by the Adviser.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

17

REAL ESTATE INVESTMENT PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 55 basis points, plus the 16 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The directors noted that the Portfolio’s assets had declined significantly, primarily as a result of market declines rather than redemptions, and that the Portfolio’s fixed costs had resulted in an increase in the Portfolio’s expense ratio. The directors noted that the Portfolio’s relatively modest size (less than $25 million at February 29, 2009) adversely affected the Portfolio’s expense ratio. For example, it resulted in administrative expense reimbursement, which does not vary with a Portfolio’s size, having a significant effect on the Portfolio’s expense ratio. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

18

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/09 ($MIL)	Portfolio
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$22.6	Real Estate Investment Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $91,000 (0.16% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Real Estate Investment Portfolio	Class A 1.01% Class B 1.26%	December 31

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7, 2009.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

19

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2009 net assets:

Portfolio	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)[5]	Portfolio Advisory Fee (%)
Real Estate Investment Portfolio	$22.6	U.S. REIT Strategy Schedule 70 bp on 1st $25m 60 bp on next $25m 50 bp on next $25m negotiable on the balance Minimum account size $25m	0.700	0.550

The Adviser also manages AllianceBernstein Global Real Estate Investment Fund, Inc. a retail mutual fund, which has a somewhat similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Global Real

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $75 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	Assumes 50 bp on the balance.

20

AllianceBernstein Variable Products Series Fund

Estate Investment Fund, Inc.6 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the AllianceBernstein Global Real Estate Investment Fund, Inc. been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Real Estate Investment Portfolio[7]	Global Real Estate Investment Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550	0.550

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Global Real Estate Securities Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio8. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

Fund	Fee
Global Real Estate Securities Portfolio
Class A	1.75%
Class I (Institutional)	0.95%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[11]	Lipper Exp. Group Median (%)	Rank
Real Estate Investment Portfolio	0.550	0.844	1/14

6	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

7	It should be noted that the Portfolio’s investment guidelines are more restrictive than that of AllianceBernstein Global Real Estate Investment Fund, Inc. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the AllianceBernstein Global Real Estate Investment Fund, Inc., which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

8	It should be noted that the Portfolio’s investment guidelines are more restrictive than that of the Luxembourg fund. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the Luxembourg fund, which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

21

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given bear market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.13

Portfolio	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Real Estate Investment Portfolio	1.014	0.964	11/14	0.936	17/22

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2008, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $44,828 in Rule 12b-1 fees.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

14	Most recently completed fiscal year end Class A total expense ratio.

22

AllianceBernstein Variable Products Series Fund

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2008, the Adviser determined that it made payments in the amount of $80,055 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $969 from the Portfolio.15

The Portfolio may affect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Portfolio’s most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

15	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2008.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

17	The Deli study was originally published in 2002 based on 1997 data.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

23

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended January 31, 2009.21

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	–45.23	–48.99	–48.47	1/14	4/25
3 year	–16.66	–18.98	–18.34	2/13	5/23
5 year	–1.88	–3.40	–3.26	1/12	3/17
10 year	6.27	5.37	5.68	2/7	4/11

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)22 versus its benchmark.23 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Real Estate Investment Portfolio	–45.23	–16.66	–1.88	6.27	4.97	20.76	0.24	10
NAREIT Equity Index	–47.97	–18.25	–3.67	5.62	4.31	20.96	0.22	10
S&P 500 Stock Index	–38.63	–11.78	–4.24	–2.65	2.45	N/A	N/A	N/A
Inception Date: January 9, 1997

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 1, 2009

19	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

20	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including or excluding a fund from a PU is somewhat different from that of an EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

22	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

23	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2009.

24	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

24

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Small Cap Growth Portfolio

June 30, 2009

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SMALL CAP GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Small Cap Growth Portfolio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,170.82	$9.58	1.78%
Hypothetical (5% return before expenses)	$1,000	$1,015.97	$8.90	1.78%

Class B
Actual	$1,000	$1,169.49	$10.92	2.03%
Hypothetical (5% return before expenses)	$1,000	$1,014.73	$10.14	2.03%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
VistaPrint Ltd.	$559,781	1.7%
Baldor Electric Co	523,380	1.6
PMC—Sierra, Inc.	495,112	1.5
ON Semiconductor Corp.	493,234	1.5
Citi Trends, Inc.	478,780	1.5
NuVasive Inc.	463,840	1.4
Bucyrus International, Inc.—Class A	445,536	1.4
Carter’s, Inc.	442,980	1.3
Strayer Education, Inc.	440,582	1.3
National CineMedia, Inc.	433,440	1.3

	$4,776,665	14.5%

SECTOR DIVERSIFICATION

June 30, 2009 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$8,859,141	27.0%
Health Care	7,300,335	22.2
Consumer Discretionary	6,872,814	20.9
Industrials	4,868,901	14.8
Energy	1,902,287	5.8
Financials	1,772,562	5.4
Materials	541,671	1.7
Telecommunication Services	515,386	1.6
Consumer Staples	192,140	0.6

Total Investments	$32,825,237	100.0%

*	Long-term investments

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.6%

INFORMATION TECHNOLOGY–26.9%
COMMUNICATIONS EQUIPMENT–5.0%
Aruba Networks, Inc.(a)	28,500	$249,090
Brocade Communications Systems, Inc.(a)	48,900	382,398
Ciena Corp.(a)	25,500	263,925
F5 Networks, Inc.(a)	12,400	428,916
Netgear, Inc.(a)	21,700	312,697

		1,637,026

INTERNET SOFTWARE & SERVICES–6.4%
Akamai Technologies, Inc.(a)	21,200	406,616
Constant Contact, Inc.(a)	16,100	319,424
DealerTrack Holdings, Inc.(a)	17,400	295,800
Digital River, Inc.(a)	10,300	374,096
The Knot, Inc.(a)	18,900	148,932
VistaPrint Ltd.(a)	13,125	559,781

		2,104,649

IT SERVICES–0.9%
CyberSource Corp.(a)	18,900	289,170

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–9.0%
Advanced Analogic Technologies, Inc.(a)	60,800	279,072
Atheros Communications, Inc.(a)	12,200	234,728
Cymer, Inc.(a)	6,100	181,353
Formfactor, Inc.(a)	14,800	255,152
Hittite Microwave Corp.(a)	7,200	250,200
Intellon Corp.(a)	22,000	93,500
ON Semiconductor Corp.(a)	71,900	493,234
PMC–Sierra, Inc.(a)	62,200	495,112
Skyworks Solutions, Inc.(a)	29,100	284,598
Teradyne, Inc.(a)	35,900	246,274
Verigy Ltd.(a)	12,600	153,342

		2,966,565

SOFTWARE–5.6%
Ariba, Inc.(a)	25,300	248,952
Informatica Corp.(a)	18,940	325,579
MICROS Systems, Inc.(a)	15,700	397,524
Quest Software, Inc.(a)	18,100	252,314
SuccessFactors, Inc.(a)	30,900	283,662
Sybase, Inc.(a)	5,700	178,638
THQ, Inc.(a)	24,450	175,062

		1,861,731

		8,859,141

HEALTH CARE–22.1%
BIOTECHNOLOGY–8.0%
Acorda Therapeutics, Inc.(a)	10,400	293,176
Alexion Pharmaceuticals, Inc.(a)	9,300	382,416
Allos Therapeutics, Inc.(a)	44,100	365,589
Genomic Health, Inc.(a)	15,300	265,149

Company	Shares	U.S. $ Value

Immunogen, Inc.(a)	14,800	$127,428
Incyte Corp. Ltd.(a)	25,200	82,908
InterMune, Inc.(a)	8,300	126,160
Medivation, Inc.(a)	4,200	94,122
Onyx Pharmaceuticals, Inc.(a)	9,800	276,948
OSI Pharmaceuticals, Inc.(a)	2,800	79,044
Pharmasset, Inc.(a)	10,900	122,625
Savient Pharmaceuticals, Inc.(a)	10,500	145,530
United Therapeutics Corp.(a)	3,500	291,655

		2,652,750

HEALTH CARE EQUIPMENT & SUPPLIES–4.2%
Masimo Corp.(a)	10,500	253,155
NuVasive, Inc.(a)	10,400	463,840
Resmed, Inc.(a)	7,900	321,767
Volcano Corp.(a)	25,400	355,092

		1,393,854

HEALTH CARE PROVIDERS & SERVICES–3.3%
CardioNet, Inc.(a)	3,800	62,016
HMS Holdings Corp.(a)	10,500	427,560
IPC The Hospitalist Co., Inc.(a)	11,400	304,266
LHC Group, Inc.(a)	12,700	282,067

		1,075,909

HEALTH CARE TECHNOLOGY–2.3%
athenahealth, Inc.(a)	9,000	333,090
MedAssets, Inc.(a)	20,300	394,835
Medidata Solutions, Inc.(a)	2,400	39,312

		767,237

LIFE SCIENCES TOOLS & SERVICES–3.2%
AMAG Pharmaceuticals, Inc.(a)	5,000	273,350
Illumina, Inc.(a)	10,200	397,188
Qiagen NV(a)	20,600	382,954

		1,053,492

PHARMACEUTICALS–1.1%
Auxilium Pharmaceuticals, Inc.(a)	1,600	50,208
Optimer Pharmaceuticals, Inc.(a)	20,500	306,885

		357,093

		7,300,335

CONSUMER DISCRETIONARY–20.8%
DISTRIBUTORS–0.7%
LKQ Corp.(a)	15,100	248,395

DIVERSIFIED CONSUMER SERVICES–4.6%
American Public Education, Inc.(a)	7,300	289,153
Corinthian Colleges, Inc.(a)	21,400	362,302
K12, Inc.(a)	19,810	426,906
Strayer Education, Inc.	2,020	440,582

		1,518,943

3

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HOTELS, RESTAURANTS & LEISURE–3.8%
Great Wolf Resorts, Inc.(a)	53,700	$109,548
Orient-Express Hotels Ltd.–Class A	34,400	292,056
Panera Bread Co.–Class A(a)	5,000	249,300
Red Robin Gourmet Burgers, Inc.(a)	13,450	252,187
Texas Roadhouse, Inc.–Class A(a)	31,900	348,029

		1,251,120

HOUSEHOLD DURABLES–0.9%
Tempur-Pedic International, Inc.	21,600	282,312

INTERNET & CATALOG RETAIL–1.2%
NetFlix, Inc.(a)	9,200	380,328

MEDIA–1.4%
National CineMedia, Inc.	31,500	433,440
RHI Entertainment, Inc.(a)	12,300	39,237

		472,677

MULTILINE RETAIL–1.0%
Dollar Tree, Inc.(a)	8,000	336,800

SPECIALTY RETAIL–5.9%
American Eagle Outfitters, Inc.	26,300	372,671
Citi Trends, Inc.(a)	18,500	478,780
Dick’s Sporting Goods, Inc.(a)	19,100	328,520
Hibbett Sports, Inc.(a)	14,100	253,800
J Crew Group, Inc.(a)	14,800	399,896
Lumber Liquidators, Inc.(a)	6,700	105,592

		1,939,259

TEXTILES, APPAREL & LUXURY GOODS–1.3%
Carter’s, Inc.(a)	18,000	442,980

		6,872,814

INDUSTRIALS–14.8%
AEROSPACE & DEFENSE–1.0%
Hexcel Corp.(a)	33,500	319,255

BUILDING PRODUCTS–0.5%
Simpson Manufacturing Co., Inc.	8,300	179,446

COMMERCIAL SERVICES & SUPPLIES–1.0%
Stericycle, Inc.(a)	6,680	344,221

ELECTRICAL EQUIPMENT–3.8%
Ametek, Inc.	11,500	397,670
Baldor Electric Co.	22,000	523,380
EnerSys(a)	18,600	338,334

		1,259,384

MACHINERY–6.2%
Actuant Corp.–Class A	23,200	283,040
Bucyrus International, Inc.–Class A	15,600	445,536
IDEX Corp.	17,355	426,412
Joy Global, Inc.	8,700	310,764
Lincoln Electric Holdings, Inc.	1,000	36,040

Company	Shares	U.S. $ Value

RBC Bearings, Inc.(a)	11,000	$224,950
Valmont Industries, Inc.	4,200	302,736

		2,029,478

MARINE–1.0%
Kirby Corp.(a)	10,000	317,900

ROAD & RAIL–1.3%
Genesee & Wyoming, Inc.–Class A(a)	5,700	151,107
Knight Transportation, Inc.	16,200	268,110

		419,217

		4,868,901

ENERGY–5.8%
ENERGY EQUIPMENT & SERVICES–3.5%
Complete Production Services, Inc.(a)	39,600	251,856
Core Laboratories NV	2,084	181,621
FMC Technologies, Inc.(a)	5,400	202,932
Oceaneering International, Inc.(a)	5,600	253,120
Superior Energy Services, Inc.(a)	14,200	245,234

		1,134,763

OIL, GAS & CONSUMABLE FUELS–2.3%
Bill Barrett Corp.(a)	2,700	74,142
Cabot Oil & Gas Corp.	9,600	294,144
Concho Resources, Inc./Midland TX(a)	6,400	183,616
Newfield Exploration Co.(a)	6,600	215,622

		767,524

		1,902,287

FINANCIALS–5.4%
CAPITAL MARKETS–4.7%
Affiliated Managers Group, Inc.(a)	6,800	395,692
Greenhill & Co., Inc.	5,000	361,050
KBW, Inc.(a)	14,100	405,516
Stifel Financial Corp.(a)	7,650	367,888

		1,530,146

COMMERCIAL BANKS–0.7%
PrivateBancorp, Inc.	10,900	242,416

		1,772,562

MATERIALS–1.6%
CHEMICALS–1.6%
Airgas, Inc.	2,700	109,431
Calgon Carbon Corp.(a)	17,600	244,464
Solutia, Inc.(a)	32,600	187,776

		541,671

TELECOMMUNICATION SERVICES–1.6%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.6%
Cbeyond, Inc.(a)	13,000	186,550

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

WIRELESS TELECOMMUNICATION SERVICES–1.0%
SBA Communications Corp.–Class A(a)	13,400	$328,836

		515,386

CONSUMER STAPLES–0.6%
FOOD PRODUCTS–0.6%
Green Mountain Coffee Roasters, Inc.(a)	3,250	192,140

Company	Shares	U.S. $ Value

WARRANTS–0.0%
INFORMATION TECHNOLOGY–0.0%
COMMUNICATIONS EQUIPMENT–0.0%
Lantronix, Inc., expiring 2/09/11(a) (cost $0)	2,486	$0

TOTAL INVESTMENTS–99.6% (cost $31,758,867)		32,825,237
Other assets less liabilities–0.4%		120,288

NET ASSETS–100.0%		$32,945,525

(a)	Non-income producing security.

See notes to financial statements.

5

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $31,758,867)	$32,825,237
Cash	345,237
Receivable for investment securities sold	526,067
Receivable for capital stock sold	7,192
Dividends receivable	1,730

Total assets	33,705,463

LIABILITIES
Payable for investment securities purchased	592,651
Payable for capital stock redeemed	27,862
Administrative fee payable	27,340
Advisory fee payable	20,247
Distribution fee payable	2,675
Transfer Agent fee payable	124
Accrued expenses	89,039

Total liabilities	759,938

NET ASSETS	$32,945,525

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,366
Additional paid-in capital	83,353,798
Accumulated net investment loss	(221,366)
Accumulated net realized loss on investment transactions	(51,256,643)
Net unrealized appreciation of investments	1,066,370

$32,945,525

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$19,910,004	2,016,284	$9.87
B	$13,035,521	1,349,615	$9.66

See notes to financial statements.

6

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $88)	$46,458

EXPENSES
Advisory fee (see Note B)	107,230
Distribution fee—Class B	13,956
Transfer agency—Class A	779
Transfer agency—Class B	501
Custodian	57,906
Administrative	45,840
Audit	22,712
Legal	14,188
Printing	2,788
Directors’ fees	1,200
Miscellaneous	724

Total expenses	267,824

Net investment loss	(221,366)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(5,885,705)
Net change in unrealized appreciation/depreciation of investments	10,783,418

Net gain on investment transactions	4,897,713

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,676,347

See notes to financial statements.

7

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(221,366)		$(559,721)
Net realized loss on investment transactions	(5,885,705)		(3,576,475)
Net change in unrealized appreciation/depreciation of investments	10,783,418		(22,124,470)
Contributions from Adviser	–0	–	574

Net increase (decrease) in net assets from operations	4,676,347		(26,260,092)
CAPITAL STOCK TRANSACTIONS
Net decrease	(844,599)		(9,430,426)

Total increase (decrease)	3,831,748		(35,690,518)
NET ASSETS
Beginning of period	29,113,777		64,804,295

End of period (including accumulated net investment loss of ($221,366) and $0, respectively)	$32,945,525		$29,113,777

See notes to financial statements.

8

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Exchange, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is

9

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2009:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Common Stocks	$32,825,237		$–0	–	$–0	–	$32,825,237
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$32,825,237		$–0	–	$–0	–	$32,825,237

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain and loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

10

AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Recent Accounting Pronouncements

During the period ended June 30, 2009, the Portfolio adopted FASB Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Portfolio did not engage in derivative transactions for the six months ended June 30, 2009.

In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 “Subsequent Events”, adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements issued on August 14, 2009. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended December 31, 2008, the Adviser made a payment of $574 to the Portfolio in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Portfolio.

Pursuant to the investment advisory agreement, the Portfolio paid $45,840 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended June 30, 2009.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2009 amounted to $49,108, of which $6 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $576 for the six months ended June 30, 2009.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

11

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2009, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$15,915,796		$16,174,819
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$4,282,539
Gross unrealized depreciation	(3,216,169)

Net unrealized appreciation	$1,066,370

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes, as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principle types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

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AllianceBernstein Variable Products Series Fund

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 2009, the Portfolio had no transactions in written options.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
Class A
Shares sold	141,043	1,316,136	$1,206,057	$17,575,647
Shares redeemed	(259,118)	(1,757,221)	(2,155,557)	(22,990,073)

Net decrease	(118,075)	(441,085)	$(949,500)	$(5,414,426)

Class B
Shares sold	172,911	407,949	$1,522,018	$4,774,463
Shares redeemed	(168,390)	(704,048)	(1,417,117)	(8,790,463)

Net decrease	4,521	(296,099)	$104,901	$(4,016,000)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

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SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2009. Effective July 16, 2009, the Facility will be reduced to $140 million.

NOTE H: Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending December 31, 2009 will be determined at the end of the current fiscal year. As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(43,927,347	)(a)
Unrealized appreciation/(depreciation)	(11,160,639	)(b)

Total accumulated earnings/(deficit)	$(55,087,986)

(a)	On December 31, 2008, the Portfolio had a net capital loss carryforward of $42,335,472 of which $41,226,800 expires in 2010 and $1,108,672 expires in 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year, the Portfolio had $74,560 of capital loss carryforwards expire. Net capital losses incurred after October 31, 2008 and within the taxable year are deemed to arise on the first business day of Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio defers post October capital losses of $1,591,875 to January 1, 2009.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a

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AllianceBernstein Variable Products Series Fund

later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

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SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31,
2008	2007	2006	2005	2004
Net asset value, beginning of period	$8.43	$15.48	$13.57	$12.26	$11.65	$10.17

Income From Investment Operations
Net investment loss (a)	(.06)	(.13)	(.12)	(.12)	(.11)	(.10	)(b)
Net realized and unrealized gain (loss) on investment transactions	1.50	(6.92)	2.03	1.43	.72	1.58
Contributions from Adviser	–0	–	.00	(c)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.44	(7.05)	1.91	1.31	.61	1.48

Net asset value, end of period	$9.87	$ 8.43	$15.48	$13.57	$12.26	$11.65

Total Return
Total investment return based on net asset value (d)	17.08	%*	(45.54	)%*	14.08%	10.69%	5.24%	14.55%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,910	$18,003	$39,867	$48,498	$49,453	$61,661
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.78	%(e)	1.32%	1.20%	1.16	%(f)	1.18%	1.14%
Expenses, before waivers and reimbursements	1.78	%(e)	1.32%	1.20%	1.16	%(f)	1.18%	1.30%
Net investment loss	(1.45	)%(e)	(1.02)%	(.81)%	(.90	)%(f)	(.93)%	(.93	)%(b)
Portfolio turnover rate	56%	129%	88%	76%	90%	92%

See footnote summary on page 17.

16

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31,
2008	2007	2006	2005	2004
Net asset value, beginning of period	$8.26	$15.19	$13.36	$12.09	$11.53	$10.08

Income From Investment Operations
Net investment loss (a)	(.07)	(.15)	(.15)	(.15)	(.13)	(.12	)(b)
Net realized and unrealized gain (loss) on investment transactions	1.47	(6.78)	1.98	1.42	.69	1.57
Contributions from Adviser	–0	–	.00	(c)	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.40	(6.93)	1.83	1.27	.56	1.45

Net asset value, end of period	$9.66	$ 8.26	$15.19	$13.36	$12.09	$11.53

Total Return
Total investment return based on net asset value (d)	16.95	%*	(45.62	)%*	13.70%	10.51%	4.86%	14.39%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,036	$11,111	$24,937	$22,070	$22,467	$24,448
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	2.03	%(e)	1.60%	1.44%	1.41	%(f)	1.43%	1.40%
Expenses, before waivers and reimbursements	2.03	%(e)	1.60%	1.44%	1.41	%(f)	1.43%	1.56%
Net investment loss	(1.70	)%(e)	(1.29)%	(1.05)%	(1.15	)%(f)	(1.18)%	(1.19	)%(b)
Portfolio turnover rate	56%	129%	88%	76%	90%	92%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Amount less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of each share class for the six months ended June 30, 2009 and the year ended December 31, 2008 by 0.20% and 0.40%, respectively.

See notes to financial statements.

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SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) at a meeting held on May 5-7, 2009.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

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AllianceBernstein Variable Products Series Fund

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2009 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 2000 Growth Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2009 and (in the case of comparisons with the Index) the since inception period (August 1996 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, 4th quintile of the Performance Group and the Performance Universe for the 3- and 10-year periods and 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period, and that the Portfolio underperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule for clients with an investment style substantially similar to that of the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio although the institutional fee schedule provided for higher rates on the first $150 million of assets, and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be higher than that in the Portfolio’s Advisory Agreement even after taking into account the 18 basis point expense ratio impact of the administrative expense reimbursement provision in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with an investment style similar to that of the Portfolio that are sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund except that the Portfolio’s fee is a monthly fee based on average daily net assets and the Corresponding Fund’s fee is a quarterly fee based on net asset value at the end of each quarter.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

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SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 75 basis points was lower than the Expense Group median. The directors noted that the administrative expense reimbursement was 18 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was higher than the Expense Group median. The directors noted that in light of the Portfolio’s historical investment performance, they had asked the Adviser to address the continued appropriateness of the Portfolio’s fee rate. In response the Adviser informed the directors that the Adviser had begun to implement changes and enhancements to address investment performance and discussed the new leadership for the Adviser effective December 2008. The Adviser further noted among other things, that while it would take time to realize the benefits of these changes, relative investment performance in 2009 had shown improvement. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and Expense Universe medians. The directors noted that the Portfolio’s assets had declined significantly, primarily as a result of market declines rather than redemptions, and that the Portfolio’s fixed costs had resulted in an increase in the Portfolio’s expense ratio. The directors noted that the Portfolio’s small size (approximately $25 million at February 29, 2009) adversely affected the Portfolio’s expense ratio. For example, it resulted in the administrative expense reimbursement, which does not vary with a Portfolio’s size, having a significant effect on the Portfolio’s expense ratio. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/09 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$24.4	Small Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $92,000 (0.18% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Small Cap Growth Portfolio	Class A 1.32% Class B 1.60%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7, 2009.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

21

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2009 net assets:

Portfolio	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Small Cap Growth Portfolio	$24.4	Small Cap Growth Schedule 100 bp on 1st $50m 85 bp on next $50m 75 bp on the balance Minimum account size $25m	1.000	0.750

The Adviser also manages AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio, a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio5. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Small Cap Growth Portfolio[6]	Cap Fund, Inc—Small Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750	0.750

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	The advisory fee of AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio is based on the mutual fund’s net assets at the end of each quarter and is paid to the Adviser quarterly, in contrast to the Portfolio, whose advisory fee is based on the Portfolio’s average daily net assets and is paid on a monthly basis.

22

AllianceBernstein Variable Products Series Fund

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Funds had the fee schedules of the sub-advisory relationships been applicable to those Funds based on February 28, 2009 net assets and the Funds’ advisory fees:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Small Cap Growth Portfolio	Client #1[7,8]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.600	0.750

	Client #2	0.65% on 1st $25 million 0.60% on next $75 million 0.55% on the balance	0.650	0.750

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[11]	Lipper Exp. Group Median	Rank
Small Cap Growth Portfolio	0.750	0.850	2/14

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

7	The client is an affiliate of the Adviser.

8	Assets are aggregated with other similar managed accounts of the client for purposes of calculating the Investment advisory fee.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

23

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given bear market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.13

Portfolio	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small Cap Growth Portfolio	1.323	0.986	14/14	0.975	42/42

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2008, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $41,344 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2008, the Adviser determined that it made payments in the amount of $214,412 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional

13	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

14	Most recently completed fiscal year end Class A total expense ratio.

24

AllianceBernstein Variable Products Series Fund

distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $969 from the Portfolio.15

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

15	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2008.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

17	The Deli study was originally published in 2002 based on 1997 data.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

25

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended January 31, 2009.21

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	–40.38	–40.38	–39.96	7/13	29/49
3 year	–15.63	–14.60	–14.71	10/13	30/46
5 year	–5.31	–5.07	–5.07	8/13	24/41
10 year	–2.59	–2.03	–0.63	4/6	20/25

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)22 versus its benchmark.23 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Small Cap Growth Portfolio	–40.38	–15.63	–5.31	–2.59	–0.54	23.66	–0.13	10
Russell 2000 Growth Index	–37.48	–14.35	–4.86	–1.97	0.52	25.34	–0.08	10
Inception Date: August 5, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 1, 2009

19	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

20	The Portfolio’s PG and PU are not identical to the Portfolio’s EG and EU. The criteria for including in or excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

22	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

23	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2009.

24	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

26

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Small/Mid Cap Value Portfolio

June 30, 2009

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SMALL/MID CAP VALUE PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Small/Mid Cap Value Portfolio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,080.21	$4.59	0.89%
Hypothetical (5% return before expenses)	$1,000	$1,020.38	$4.46	0.89%

Class B
Actual	$1,000	$1,079.55	$5.88	1.14%
Hypothetical (5% return before expenses)	$1,000	$1,019.14	$5.71	1.14%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

SMALL/MID CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Cimarex Energy Co.	$4,863,144	1.6%
Commercial Metals Co.	4,797,779	1.6
Northeast Utilities	4,557,933	1.4
Foot Locker, Inc.	4,419,387	1.4
Ruddick Corp.	4,210,371	1.3
Tech Data Corp.	4,206,506	1.3
Men’s Wearhouse, Inc.	4,185,076	1.3
Smithfield Foods, Inc.	4,140,708	1.3
Pepsi Bottling Group, Inc.	4,131,864	1.3
Universal Corp.	4,115,573	1.3

	$43,628,341	13.8%

SECTOR DIVERSIFICATION

June 30, 2009 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$59,208,958	19.4%
Financials	57,954,326	19.0
Industrials	44,331,620	14.5
Consumer Discretionary	32,631,120	10.7
Consumer Staples	29,097,307	9.5
Materials	22,527,072	7.4
Energy	21,378,291	7.0
Utilities	20,221,485	6.6
Health Care	17,891,157	5.9

Total Investments	$305,241,336	100.0%

*	Long-term investments

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

SMALL-MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–96.7%

INFORMATION TECHNOLOGY–18.8%
COMMUNICATIONS EQUIPMENT–1.1%
CommScope, Inc.(a)	131,800	$3,461,068

COMPUTERS & PERIPHERALS–2.8%
NCR Corp.(a)	232,400	2,749,292
SanDisk Corp.(a)	179,600	2,638,324
Western Digital Corp.(a)	127,200	3,370,800

		8,758,416

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–9.2%
Anixter International, Inc.(a)	99,400	3,736,446
Arrow Electronics, Inc.(a)	156,300	3,319,812
AU Optronics Corp. (Sponsored ADR)	281,400	2,723,952
Avnet, Inc.(a)	129,100	2,714,973
AVX Corp.	155,500	1,544,115
Benchmark Electronics, Inc.(a)	112,000	1,612,800
Flextronics International Ltd.(a)	812,600	3,339,786
Ingram Micro, Inc.–Class A(a)	196,400	3,437,000
Insight Enterprises, Inc.(a)	239,400	2,312,604
Tech Data Corp.(a)	128,600	4,206,506

		28,947,994

IT SERVICES–2.4%
Amdocs Ltd.(a)	76,100	1,632,345
Convergys Corp.(a)	266,600	2,474,048
Perot Systems Corp.–Class A(a)	251,500	3,603,995

		7,710,388

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.3%
Amkor Technology, Inc.(a)	385,200	1,821,996
Lam Research Corp.(a)	60,500	1,573,000
Siliconware Precision Industries Co. (Sponsored ADR)	546,800	3,390,160
Teradyne, Inc.(a)	284,600	1,952,356
Zoran Corp.(a)	146,200	1,593,580

		10,331,092

		59,208,958

FINANCIALS–18.4%
COMMERCIAL BANKS–2.8%
City National Corp./CA	46,500	1,712,595
Comerica, Inc.	78,300	1,656,045
Synovus Financial Corp.	148,100	442,819
Trustmark Corp.	80,200	1,549,464
Webster Financial Corp.	198,100	1,594,705
Whitney Holding Corp.	187,500	1,717,500

		8,673,128

INSURANCE–8.4%
Arch Capital Group Ltd.(a)	33,800	1,980,004
Aspen Insurance Holdings Ltd.	175,800	3,927,372

Company	Shares	U.S. $ Value

Fidelity National Financial, Inc.–Class A	205,800	$2,784,474
Old Republic International Corp.	286,875	2,825,719
PartnerRe Ltd.	31,600	2,052,420
Platinum Underwriters Holdings, Ltd.	134,300	3,839,637
Reinsurance Group of America, Inc.–Class A	73,800	2,576,358
RenaissanceRe Holdings Ltd.	33,600	1,563,744
StanCorp Financial Group, Inc.	116,500	3,341,220
Unum Group	100,900	1,600,274

		26,491,222

REAL ESTATE INVESTMENT TRUSTS (REITS)–4.8%
Alexandria Real Estate Equities, Inc.	30,600	1,095,174
Brandywine Realty Trust	40,500	301,725
Digital Realty Trust, Inc.	104,800	3,757,080
Home Properties, Inc.	76,400	2,605,240
Mid-America Apartment Communities, Inc.	60,000	2,202,600
Sunstone Hotel Investors, Inc.	204,130	1,092,095
Tanger Factory Outlet Centers	89,500	2,902,485
Taubman Centers, Inc.	40,300	1,082,458

		15,038,857

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.6%
Brookfield Properties Corp. (New York)	247,100	1,969,387

THRIFTS & MORTGAGE FINANCE–1.8%
Astoria Financial Corp.	74,000	634,920
First Niagara Financial Group, Inc.	110,100	1,257,342
Provident Financial Services, Inc.	84,700	770,770
Washington Federal, Inc.	239,900	3,118,700

		5,781,732

		57,954,326

INDUSTRIALS–14.0%
AIRLINES–0.9%
Alaska Air Group, Inc.(a)	74,100	1,353,066
Skywest, Inc.	131,900	1,345,380

		2,698,446

BUILDING PRODUCTS–0.9%
Masco Corp.	157,100	1,505,018
Quanex Building Products Corp.	126,700	1,421,574

		2,926,592

COMMERCIAL SERVICES & SUPPLIES–1.1%
United Stationers, Inc.(a)	98,795	3,445,970

ELECTRICAL EQUIPMENT–4.0%
Acuity Brands, Inc.	56,100	1,573,605
AO Smith Corp.	67,979	2,214,076

3

SMALL-MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Cooper Industries Ltd.–Class A	59,800	$1,856,790
EnerSys(a)	212,500	3,865,375
Regal-Beloit Corp.	81,325	3,230,229

		12,740,075

MACHINERY–4.2%
Briggs & Stratton Corp.	220,200	2,937,468
Gardner Denver, Inc.(a)	120,900	3,043,053
Mueller Industries, Inc.	170,500	3,546,400
Terex Corp.(a)	317,000	3,826,190

		13,353,111

PROFESSIONAL SERVICES–0.9%
Kelly Services, Inc.–Class A	244,200	2,673,990

ROAD & RAIL–1.7%
Arkansas Best Corp.	30,000	790,500
Con-way, Inc.	70,700	2,496,417
Hertz Global Holdings, Inc.(a)	276,900	2,212,431

		5,499,348

TRADING COMPANIES & DISTRIBUTORS–0.3%
WESCO International, Inc.(a)	39,700	994,088

		44,331,620

CONSUMER DISCRETIONARY–10.3%
AUTO COMPONENTS–0.3%
Autoliv, Inc.	38,500	1,107,645

AUTOMOBILES–0.7%
Thor Industries, Inc.	124,945	2,295,240

HOTELS, RESTAURANTS & LEISURE–0.6%
Boyd Gaming Corp.(a)	224,400	1,907,400

HOUSEHOLD DURABLES–0.5%
Whirlpool Corp.	38,200	1,625,792

LEISURE EQUIPMENT & PRODUCTS–0.6%
Callaway Golf Co.	344,900	1,748,643

MEDIA–0.4%
CBS Corp.–Class B	173,300	1,199,236

MULTILINE RETAIL–1.3%
JC Penney Co., Inc.	141,700	4,068,207

SPECIALTY RETAIL–5.2%
AutoNation, Inc.(a)	125,900	2,184,365
Foot Locker, Inc.	422,100	4,419,387
Limited Brands, Inc.	224,000	2,681,280
Men’s Wearhouse, Inc.	218,200	4,185,076
Signet Jewelers Ltd.	136,752	2,847,176

		16,317,284

TEXTILES, APPAREL & LUXURY GOODS–0.7%
Jones Apparel Group, Inc.	220,100	2,361,673

		32,631,120

Company	Shares	U.S. $ Value

CONSUMER STAPLES–9.2%
BEVERAGES–1.3%
Pepsi Bottling Group, Inc.	122,100	$4,131,864

FOOD & STAPLES RETAILING–2.1%
Ruddick Corp.	179,700	4,210,371
Supervalu, Inc.	187,400	2,426,830

		6,637,201

FOOD PRODUCTS–4.5%
Bunge Ltd.	60,400	3,639,100
Del Monte Foods Co.	314,900	2,953,762
Smithfield Foods, Inc.(a)	296,400	4,140,708
Tyson Foods, Inc.–Class A	275,900	3,479,099

		14,212,669

TOBACCO–1.3%
Universal Corp.	124,300	4,115,573

		29,097,307

MATERIALS–7.1%
CHEMICALS–2.3%
Arch Chemicals, Inc.	87,569	2,153,322
Cytec Industries, Inc.	115,800	2,156,196
Rockwood Holdings, Inc.(a)	216,200	3,165,168

		7,474,686

CONTAINERS & PACKAGING–2.1%
Aptargroup, Inc.	41,800	1,411,586
Owens-Illinois, Inc.(a)	82,400	2,308,024
Sonoco Products Co.	119,300	2,857,235

		6,576,845

METALS & MINING–2.7%
Commercial Metals Co.	299,300	4,797,779
Reliance Steel & Aluminum Co.	95,800	3,677,762

		8,475,541

		22,527,072

ENERGY–6.8%
ENERGY EQUIPMENT & SERVICES–2.6%
Acergy SA (ADR)	89,978	885,384
Helmerich & Payne, Inc.	109,000	3,364,830
Oil States International, Inc.(a)	102,300	2,476,683
Rowan Cos., Inc.	79,200	1,530,144

		8,257,041

OIL, GAS & CONSUMABLE FUELS–4.2%
Cimarex Energy Co.	171,600	4,863,144
Denbury Resources, Inc.(a)	201,300	2,965,149
Frontier Oil Corp.	104,700	1,372,617
Whiting Petroleum Corp.(a)	111,500	3,920,340

		13,121,250

		21,378,291

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

UTILITIES–6.4%
ELECTRIC UTILITIES–2.9%
Allegheny Energy, Inc.	40,500	$1,038,825
Northeast Utilities	204,300	4,557,933
Portland General Electric Co.	178,600	3,479,128

		9,075,886

GAS UTILITIES–1.3%
Atmos Energy Corp.	158,800	3,976,352

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.4%
RRI Energy, Inc.(a)	283,600	1,420,836

MULTI-UTILITIES–1.8%
CMS Energy Corp.	140,700	1,699,656
NiSource, Inc.	137,400	1,602,084
Wisconsin Energy Corp.	60,100	2,446,671

		5,748,411

		20,221,485

Company	Shares	U.S. $ Value

HEALTH CARE–5.7%
HEALTH CARE PROVIDERS & SERVICES–5.7%
AMERIGROUP Corp.(a)	106,500	$2,859,525
Coventry Health Care, Inc.(a)	112,900	2,112,359
Henry Schein, Inc.(a)	31,300	1,500,835
LifePoint Hospitals, Inc.(a)	118,545	3,111,806
Molina Healthcare, Inc.(a)	137,725	3,294,382
Omnicare, Inc.	88,000	2,266,880
Universal Health Services, Inc.–Class B	56,200	2,745,370

		17,891,157

TOTAL INVESTMENTS–96.7% (cost $370,449,107)		305,241,336
Other assets less liabilities–3.3%		10,353,420

NET ASSETS–100.0%		$315,594,756

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

5

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $370,449,107)	$305,241,336
Cash	8,137,372
Receivable for investment securities sold	4,174,096
Receivable for capital stock sold	1,229,174
Dividends receivable	190,515

Total assets	318,972,493

LIABILITIES
Payable for investment securities purchased	2,490,360
Payable for capital stock redeemed	489,073
Advisory fee payable	198,662
Distribution fee payable	45,110
Administrative fee payable	26,340
Transfer Agent fee payable	197
Accrued expenses	127,995

Total liabilities	3,377,737

NET ASSETS	$315,594,756

COMPOSITION OF NET ASSETS
Capital stock, at par	$31,192
Additional paid-in capital	454,808,013
Undistributed net investment income	821,437
Accumulated net realized loss on investment transactions	(74,858,115)
Net unrealized depreciation of investments	(65,207,771)

$315,594,756

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$101,260,306	9,989,926	$10.14
B	$214,334,450	21,201,945	$10.11

See notes to financial statements.

6

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $12,912)	$2,334,064
Interest .	15

Total investment income .	2,334,079

EXPENSES
Advisory fee (see Note B)	1,060,447
Distribution fee—Class B	238,817
Transfer agency—Class A	762
Transfer agency—Class B	1,578
Printing	57,270
Custodian	51,110
Administrative	45,840
Audit	22,800
Legal	16,819
Directors’ fees	1,286
Miscellaneous	5,828

Total expenses	1,502,557

Net investment income	831,522

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(46,341,749)
Net change in unrealized appreciation/depreciation of investments	65,709,617

Net gain on investment transactions	19,367,868

NET INCREASE IN NET ASSETS FROM OPERATIONS	$20,199,390

See notes to financial statements.

7

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$831,522	$3,081,608
Net realized loss on investment transactions	(46,341,749)	(14,228,745)
Net change in unrealized appreciation/depreciation of investments	65,709,617	(153,819,580)

Net increase (decrease) in net assets from operations	20,199,390	(164,966,717)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,145,821)	(886,590)
Class B	(1,833,370)	(1,131,047)
Net realized gain on investment transactions
Class A	(4,471,498)	(12,603,957)
Class B	(9,670,520)	(26,638,678)
CAPITAL STOCK TRANSACTIONS
Net increase	9,561,987	68,167,573

Total increase (decrease)	12,640,168	(138,059,416)
NET ASSETS
Beginning of period	302,954,588	441,014,004

End of period (including undistributed net investment income of $821,437 and $2,969,106, respectively)	$315,594,756	$302,954,588

See notes to financial statements.

8

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is

9

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2009:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Common Stocks	$305,241,336		$–0	–	$–0	–	$305,241,336
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$305,241,336		$–0	–	$–0	–	$305,241,336

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

10

AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Recent Accounting Pronouncements

During the period ended June 30, 2009, the Portfolio adopted FASB Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Portfolio did not engage in derivative transactions for the six months ended June 30, 2009.

In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 “Subsequent Events”, adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements issued on August 14, 2009. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2009, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio paid $45,840 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2009.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2009, amounted to $176,829, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $576 for the six months ended June 30, 2009.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

11

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2009, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$57,433,436		$60,240,230
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$22,764,085
Gross unrealized depreciation	(87,971,856)

Net unrealized depreciation	$(65,207,771)

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the

12

AllianceBernstein Variable Products Series Fund

counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2009, the Portfolio had no transactions in written options.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
Class A
Shares sold	1,338,096	3,188,870	$13,078,106	$43,725,473
Shares issued in reinvestment of dividends and distributions	528,938	888,120	5,617,319	13,490,547
Shares redeemed	(1,956,382)	(2,549,644)	(17,952,169)	(35,836,202)

Net increase (decrease)	(89,348)	1,527,346	$743,256	$21,379,818

Class B
Shares sold	2,573,702	5,759,322	$24,590,631	$78,695,635
Shares issued in reinvestment of dividends and distributions	1,086,297	1,834,196	11,503,890	27,769,725
Shares redeemed	(3,026,457)	(4,328,466)	(27,275,790)	(59,677,605)

Net increase	633,542	3,265,052	$8,818,731	$46,787,755

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

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SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2009. Effective July 16, 2009, the Facility will be reduced to $140 million.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$9,900,980	$7,015,383
Net long-term capital gains	31,359,292	27,694,721

Total taxable distributions	41,260,272	34,710,104

Total distributions paid	$41,260,272	$34,710,104

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,893,318
Undistributed long-term capital gains	14,053,685
Accumulated capital and other losses	(28,053,002	)(a)
Unrealized appreciation/(depreciation)	(131,292,419	)(b)

Total accumulated earnings/(deficit)	$(142,398,418	)(c)

(a)	Net capital and foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio defers post-October capital losses of $28,053,002 to January 1, 2009.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of the losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to deferred income from an underlying security.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants.

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AllianceBernstein Variable Products Series Fund

The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

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SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31,
			2008	2007	2006		2005		2004
Net asset value, beginning of period	$9.92		$17.11	$18.08	$17.06		$16.84		$14.49

Income From Investment Operations
Net investment income (a)	.04		.13	.11	.20		.09	(b)	.14	(b)
Net realized and unrealized gain (loss) on investment transactions	.78		(5.63)	.36	2.14		1.02		2.60

Net increase (decrease) in net asset value from operations	.82		(5.50)	.47	2.34		1.11		2.74

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.11)	(.17)	(.08)		(.13)		(.03)
Distributions from net realized gain on investment transactions	(.48)		(1.58)	(1.27)	(1.24)		(.76)		(.36)

Total dividends and distributions	(.60)		(1.69)	(1.44)	(1.32)		(.89)		(.39)

Net asset value, end of period	$10.14		$9.92	$17.11	$18.08		$17.06		$16.84

Total Return
Total investment return based on net asset value (c)	8.02%		(35.58)%	1.71%	14.42%		6.91%		19.30%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$101,260		$99,957	$146,350	$159,804		$134,235		$118,981
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.89	%(d)	.86%	.83%	.86	%(e)	.87%		.86%
Expenses, before waivers and reimbursements	.89	%(d)	.86%	.83%	.86	%(e)	.87%		1.09%
Net investment income	.80	%(d)	.95%	.59%	1.15	%(e)	.53	%(b)	.96	%(b)
Portfolio turnover rate	21%		49%	32%	46%		33%		30%

See footnote summary on page 17.

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AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31,
			2008	2007	2006		2005		2004
Net asset value, beginning of period	$9.87		$17.03	$18.00	$16.99		$16.79		$14.46

Income From Investment Operations
Net investment income (a)	.02		.10	.07	.16		.05	(b)	.11	(b)
Net realized and unrealized gain (loss) on investment transactions	.79		(5.61)	.37	2.13		1.01		2.59

Net increase (decrease) in net asset value from operations	.81		(5.51)	.44	2.29		1.06		2.70

Less: Dividends and Distributions
Dividends from net investment income	(.09)		(.07)	(.14)	(.04)		(.10)		(.01)
Distributions from net realized gain on investment transactions	(.48)		(1.58)	(1.27)	(1.24)		(.76)		(.36)

Total dividends and distributions	(.57)		(1.65)	(1.41)	(1.28)		(.86)		(.37)

Net asset value, end of period	$10.11		$9.87	$17.03	$18.00		$16.99		$16.79

Total Return
Total investment return based on net asset value (c)	7.95%		(35.75)%	1.53%	14.20%		6.63%		19.08%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$214,334		$202,997	$294,664	$251,412		$186,415		$142,516
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.14	%(d)	1.11%	1.08%	1.11	%(e)	1.12%		1.12%
Expenses, before waivers and reimbursements	1.14	%(d)	1.11%	1.08%	1.11	%(e)	1.12%		1.34%
Net investment income	.48	%(d)	.72%	.35%	.91	%(e)	.29	%(b)	.75	%(b)
Portfolio turnover rate	21%		49%	32%	46%		33%		30%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

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SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”) at a meeting held on May 5-7, 2009.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s

18

AllianceBernstein Variable Products Series Fund

relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2009 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 2500 Value Index and the Russell 2500 Index, in each case for the 1-, 3- and 5-year periods ended January 31, 2009 and (in the case of comparisons with the indices) the since inception period (May 2001 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods and 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period, and that the Portfolio outperformed the Russell 2500 Value Index in the 3-year and since inception periods but underperformed that index in the 1- and 5-year periods and outperformed the Russell 2500 Index in the since inception period but underperformed that index in the 1, 3- and 5-year periods. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule for clients with an investment style substantially similar to that of the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with an investment style similar to that of the Portfolio that are sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

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SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 75 basis points, plus the 2 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was higher than the Expense Group median and lower than the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/09 ($MIL)	Portfolio
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$234.4	Small/Mid Cap Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $92,500 (0.02% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7, 2009.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

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SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Small/Mid Cap Value Portfolio	Class A 1.20% Class B 1.45%	0.86% 1.11%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2009 net assets:

Portfolio	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Small/Mid Cap Value Portfolio	$234.4	Small & Mid Cap Value Schedule 95 bp on 1st $25m 75 bp on next $25m 65 bp on next $50m 55 bp on the balance Minimum account size $25m	0.635	0.750

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

22

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Small/Mid Cap Value Fund, a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Small/Mid Cap Value Fund5. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the Small Mid/Cap Value Fund been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Small/Mid Cap Value Portfolio	Small/Mid Cap Value Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750	0.750

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Funds had the fee schedules of the sub-advisory relationships been applicable to those Funds based on February 28, 2009 net assets and the Funds’ advisory fees:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Small/Mid Cap Value Portfolio	Client #1	0.50% on 1st $250 million 0.45% on the balance	0.500	0.750

	Client #2	0.72% on 1st $25 million 0.54% on next $225 million 0.50% on the balance	0.559	0.750

	Client #3	0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance	0.635	0.750

	Client #4	0.80% on 1st $25 million 0.60% on the balance	0.621	0.750

	Client #5	0.613% on 1st $150 million 0.495% on the balance	0.571	0.750

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)6 at the approximate current asset level of the Portfolio.7

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively Small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

7	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

23

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[8]	Lipper Exp. Group Median (%)	Rank
Small/Mid Cap Value Portfolio	0.750	0.776	9/18

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU9 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given bear market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.10

Portfolio	Expense Ratio (%)[11]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small/Mid Cap Value Portfolio	0.860	0.827	10/18	0.872	15/30

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

8	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements related to expense caps that would effectively reduce the actual management fee.

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

11	Most recently completed fiscal year end Class A total expense ratio.

24

AllianceBernstein Variable Products Series Fund

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2008, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $651,922 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2008, the Adviser determined that it made payment in the amount of $271,358 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $969 from the Portfolio.12

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Portfolio’s most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared

12	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2008.

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

14	The Deli study was originally published in 2002 based on 1997 data.

15	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

25

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Portfolio16 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended January 31, 2009.18

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	–40.84	–40.87	–40.95	9/18	16/37
3 year	–14.24	–14.12	–14.80	10/17	15/35
5 year	–3.65	–3.36	–3.94	10/15	12/27

Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)19 versus its benchmark.20 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.21

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)		3 Year (%)		5 Year (%)		Since Inception (%)	Annualized			Risk Period (Year)
								Volatility (%)	Sharpe (%)
Small/Mid Cap Value Portfolio	–	40.84	–	14.24	–	3.65	2.96	17.78	–	0.29	5
Russell 2500 Value Index	–	37.71	–	14.36	–	3.21	2.46	17.06	–	0.29	5
Russell 2500 Index	–	38.74	–	14.15	–	3.52	0.55	N/A		N/A	5
Inception Date: May 2, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 1, 2009

16	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

17	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

18	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

19	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

20	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2009.

21	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

26

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Utility Income Portfolio

June 30, 2009

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

UTILITY INCOME PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Utility Income Portfolio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,021.02	$6.06	1.21%
Hypothetical (5% return before expenses)	$1,000	$1,018.79	$6.06	1.21%

Class B
Actual	$1,000	$1,019.26	$7.26	1.45%
Hypothetical (5% return before expenses)	$1,000	$1,017.60	$7.25	1.45%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

UTILITY INCOME PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Entergy Corp.	$1,520,865	4.3%
Public Service Enterprise Group, Inc.	1,419,405	4.0
FPL Group, Inc.	1,398,756	4.0
AES Tiete SA	1,395,342	3.9
NSTAR	1,367,918	3.9
Sempra Energy	1,343,682	3.8
EQT Corp.	1,300,467	3.7
PG&E Corp.	1,260,832	3.6
Exelon Corp.	1,131,741	3.2
NRG Energy, Inc.	1,061,764	3.0

	$13,200,772	37.4%

SECTOR DIVERSIFICATION

June 30, 2009 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Utilities (Common Stocks and Bonds)	$28,083,315	86.0%
Telecommunication Services	2,957,883	9.1
Energy	647,771	2.0
Funds and Investment Trusts	534,327	1.7
Consumer Discretionary	309,289	0.9
Other Instruments	109,560	0.3

Total Investments	$32,642,145	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–90.0%

UTILITIES–78.9%
ELECTRIC UTILITIES–32.4%
Allegheny Energy, Inc.	24,650	$632,273
American Electric Power Co., Inc.	22,683	655,312
Cia de Transmissao de Energia Eletrica Paulista	19,100	464,560
CLP Holdings Ltd.	41,500	274,986
CPFL Energia SA (ADR)	7,100	343,924
DPL, Inc.	5,200	120,484
Duke Energy Corp.	28,748	419,433
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA–Class B	50,044	878,292
Entergy Corp.	19,619	1,520,865
Exelon Corp.	22,100	1,131,741
FirstEnergy Corp.	10,000	387,500
FPL Group, Inc.	24,600	1,398,756
HongKong Electric Holdings	37,000	205,540
ITC Holdings Corp.	16,550	750,708
Northeast Utilities	16,100	359,191
PPL Corp.	21,500	708,640
Progress Energy, Inc.	12,700	480,441
The Southern Co.	22,400	697,984

		11,430,630

GAS UTILITIES–13.1%
Atmos Energy Corp.	15,800	395,632
EQT Corp.	37,252	1,300,467
Hong Kong & China Gas Co. Ltd.	145,000	304,382
New Jersey Resources Corp.	17,650	653,756
Northwest Natural Gas Co.	9,529	422,325
Oneok, Inc.	21,000	619,290
Questar Corp.	25,500	792,030
Southwest Gas Corp.	5,365	119,157

		4,607,039

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–9.5%
The AES Corp.(a)	46,600	541,026
AES Tiete SA	148,274	1,395,342
NRG Energy, Inc.(a)	40,900	1,061,764
Tractebel Energia SA	37,100	354,054

		3,352,186

MULTI-UTILITIES–23.4%
Centerpoint Energy, Inc.	40,500	448,740
CMS Energy Corp.	43,100	520,648
Consolidated Edison, Inc.	15,600	583,752
GDF Suez	14,192	531,240
NSTAR	42,601	1,367,918
PG&E Corp.	32,800	1,260,832
Public Service Enterprise Group, Inc.	43,500	1,419,405
Sempra Energy	27,074	1,343,682
Xcel Energy, Inc.	41,600	765,856

		8,242,073

Company	Shares	U.S. $ Value

WATER UTILITIES–0.5%
American Water Works Co. Inc	9,400	$179,634

		27,811,562

TELECOMMUNICATION SERVICES–8.4%
DIVERSIFIED TELECOMMUNICATION SERVICES–7.4%
AT&T, Inc.	13,505	335,464
CenturyTel, Inc.	6,500	199,550
Chunghwa Telecom Co. Ltd. (ADR)	38,304	759,569
Qwest Communications International, Inc.	65,900	273,485
Verizon Communications, Inc.	11,500	353,395
Windstream Corp.	80,900	676,324

		2,597,787

WIRELESS TELECOMMUNICATION SERVICES–1.0%
America Movil SAB de CV Series L (ADR)	9,300	360,096

		2,957,883

ENERGY–1.8%
OIL, GAS & CONSUMABLE FUELS–1.8%
TransCanada Corp.	11,600	312,156
Williams Cos, Inc.	21,500	335,615

		647,771

CONSUMER DISCRETIONARY–0.9%
MEDIA–0.9%
Time Warner Cable, Inc.	9,766	309,289

Total Common Stocks (cost $30,553,671)		31,726,505

INVESTMENT COMPANIES–1.5%
FUNDS AND INVESTMENT TRUSTS–1.5%
Tortoise Energy Capital Corp. (cost $585,280)	29,834	534,327

	Principal Amount (000)
CORPORATES–INVESTMENT GRADES–0.8%
UTILITY–0.8%
ELECTRIC–0.8%
Nisource Finance Corp. 10.75%, 3/15/16 (cost $249,158)	$245	271,753

3

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

NON-CONVERTIBLE– PREFERRED STOCKS–0.3%
OTHER INSTRUMENTS–0.3%
Georgia Power Co. 6.00% (cost $110,000)	4,400	$109,560

TOTAL INVESTMENTS–92.6% (cost $31,498,109)		32,642,145
Other assets less liabilities–7.4%		2,612,967

NET ASSETS–100.0%		$35,255,112

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

4

UTILITY INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $31,498,109)	$32,642,145
Cash	2,306,843
Receivable for investment securities sold	400,251
Dividends and interest receivable	136,239
Receivable for capital stock sold	55,362

Total assets	35,540,840

LIABILITIES
Payable for investment securities purchased and foreign currency contracts	180,804
Custodian fee payable	27,109
Administrative fee payable	26,090
Advisory fee payable	15,673
Legal fee payable	14,582
Payable for capital stock redeemed	4,745
Distribution fee payable	1,653
Transfer Agent fee payable	213
Accrued expenses	14,859

Total liabilities	285,728

NET ASSETS	$35,255,112

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,216
Additional paid-in capital	37,776,684
Undistributed net investment income	773,838
Accumulated net realized loss on investment and foreign currency transactions	(4,447,144)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	1,149,518

$35,255,112

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$27,076,568	1,700,039	$15.93
B	$8,178,544	515,513	$15.86

See notes to financial statements.

5

UTILITY INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $6,052)	$1,005,513
Interest	7,892

Total investment income	1,013,405

EXPENSES
Advisory fee (see Note B)	95,431
Distribution fee—Class B	9,730
Transfer agency—Class A	837
Transfer agency—Class B	243
Administrative	45,840
Custodian	45,156
Legal	12,116
Audit	4,480
Directors’ fees	1,250
Printing	1,012
Miscellaneous	2,880

Total expenses	218,975

Net investment income	794,430

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investment transactions	(3,271,774)
Foreign currency transactions	(8,315)
Net change in unrealized appreciation/depreciation of:
Investments	2,908,457
Foreign currency denominated assets and liabilities	5,315

Net loss on investment and foreign currency transactions	(366,317)

Contributions from Adviser (see Note B)	822

NET INCREASE IN NET ASSETS FROM OPERATIONS	$428,935

See notes to financial statements.

6

UTILITY INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$794,430		$1,699,640
Net realized loss on investment and foreign currency transactions	(3,280,089)		(1,222,224)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	2,913,772		(28,525,338)
Contributions from Adviser	822		49,941

Net increase (decrease) in net assets from operations	428,935		(27,997,981)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,289,805)		(1,577,599)
Class B	(358,348)		(353,633)
Net realized gain on investment and foreign currency transactions
Class A	–0	–	(6,441,134)
Class B	–0	–	(1,605,745)
CAPITAL STOCK TRANSACTIONS
Net decrease	(2,516,265)		(9,482,558)

Total decrease	(3,735,483)		(47,458,650)
NET ASSETS
Beginning of period	38,990,595		86,449,245

End of period (including undistributed net investment income of $773,838 and $1,627,561, respectively)	$35,255,112		$38,990,595

See notes to financial statements.

7

UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Utility Income Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is current income and long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is

8

UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2009:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Common Stocks	$30,410,358		$1,316,147		$–0	–	$31,726,505
Preferred Stocks	–0	–	109,560		–0	–	109,560
Corporates—Investment Grades	–0	–	271,753		–0	–	271,753
Investment Companies	534,327		–0	–	–0	–	534,327

	30,944,685		1,697,460		–0	–	32,642,145
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$30,944,685		$1,697,460		$–0	–	$32,642,145

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

9

AllianceBernstein Variable Products Series Fund

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Recent Accounting Pronouncements

During the period ended June 30. 2009, the Portfolio adopted FASB Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Portfolio did not engage in derivative transactions for the six months ended June 30, 2009.

In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 “Subsequent Events”, adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements issued on August 14, 2009. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the six months ended June 30, 2009 and the year ended December 31, 2008, the Adviser reimbursed the Portfolio $822 and $49,941, respectively, for losses incurred due to trade entry errors.

Pursuant to the investment advisory agreement, the Portfolio paid $45,840 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2009.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2009 amounted to $23,505, of which $2,340 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $576 for the six months ended June 30, 2009.

10

UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2009, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$8,631,870		$13,792,968
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purpose. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$3,075,449
Gross unrealized depreciation	(1,931,413)

Net unrealized appreciation	$1,144,036

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for no-hedging purposes as a means of making a direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

11

AllianceBernstein Variable Products Series Fund

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio’s selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2009, the Portfolio had no transactions in written options.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
Class A
Shares sold	30,715	774,837	$486,870	$19,592,925
Shares issued in reinvestment of dividends and distributions	83,052	325,832	1,289,805	8,018,733
Shares redeemed	(271,993)	(1,557,564)	(4,167,002)	(35,770,851)

Net decrease	(158,226)	(456,895)	$(2,390,327)	$(8,159,193)

Class B
Shares sold	22,955	107,904	$347,288	$2,468,513
Shares issued in reinvestment of dividends and distributions	23,149	80,007	358,348	1,959,378
Shares redeemed	(53,345)	(261,296)	(831,574)	(5,751,256)

Net decrease	(7,241)	(73,385)	$(125,938)	$(1,323,365)

12

UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2009. Effective July 16, 2009, the facility will be reduced to $140 million.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$2,358,169	$1,852,090
Long-term capital gains	7,619,942	63,238

Total taxable distributions	9,978,111	1,915,328

Total distributions paid	$9,978,111	$1,915,328

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,641,568
Accumulated capital and other losses	(1,069,281	)(a)
Unrealized appreciation/(depreciation)	(1,876,036	)(b)

Total accumulated earnings/(deficit)	$(1,303,749)

(a)	On December 31, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $661,813 of which $661,813 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital and foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio defers post October capital losses of $393,461 and post October foreign currency losses of $14,007 to January 1, 2009.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

13

AllianceBernstein Variable Products Series Fund

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Plan of Liquidation and Termination

At the meeting of the Fund’s Board of Directors (the “Directors”) held on May 6, 2009, the Directors approved a Plan of Liquidation and Termination (the “Plan”) which provides for the complete liquidation of all of the assets of the Portfolio and the payment of all known obligations. The Plan also provides that following the liquidation of the Portfolio’s assets, the Portfolio will cease its business as an investment company and will not engage in any business activities except for the purpose of winding up its business and affairs, and distributing its remaining assets to shareholders in accordance with the Plan. The liquidation is expected to be consummated in the third quarter of 2009 and the liquidating distributions will be made shortly thereafter.

14

UTILITY INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31,
2008	2007	2006	2005	2004
Net asset value, beginning of period	$16.40	$29.73	$24.85	$20.64	$18.17	$14.95

Income From Investment Operations
Net investment income (a)	.36	.62	.65	.59	.53	.43	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.04)	(10.29)	4.85	4.20	2.35	3.13
Contributions from Adviser	.00	(c)	.02	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.32	(9.65)	5.50	4.79	2.88	3.56

Less: Dividends and Distributions
Dividends from net investment income	(.79)	(.72)	(.60)	(.58)	(.41)	(.34)
Distributions from net realized gain on investment and foreign currency transactions	–0	–	(2.96)	(.02)	–0	–	–0	–	–0	–

Total dividends and distributions	(.79)	(3.68)	(.62)	(.58)	(.41)	(.34)

Net asset value, end of period	$15.93	$16.40	$29.73	$24.85	$20.64	$18.17

Total Return
Total investment return based on net asset value (d)	2.10	%*	(36.59	)%*	22.35	%*	23.76%	16.05%	24.33%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,077	$30,475	$68,833	$65,490	$58,468	$52,391
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.21	%(e)	.98%	.90%	.95	%(f)	.97%	1.08%
Expenses, before waivers and reimbursements	1.21	%(e)	.98%	.90%	.95	%(f)	.97%	1.21%
Net investment income	4.63	%(e)	2.66%	2.39%	2.67	%(f)	2.72%	2.69	%(b)
Portfolio turnover rate	26%	38%	34%	48%	52%	48%

See footnote summary on page 16.

15

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31,
2008	2007	2006	2005	2004
Net asset value, beginning of period	$16.29	$29.55	$24.72	$20.54	$18.10	$14.92

Income From Investment Operations
Net investment income (a)	.34	.56	.58	.53	.48	.38	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.04)	(10.23)	4.82	4.19	2.34	3.13
Contributions from Adviser	.00	(c)	.02	–0	–	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.30	(9.65)	5.40	4.72	2.82	3.51

Less: Dividends and Distributions
Dividends from net investment income	(.73)	(.65)	(.55)	(.54)	(.38)	(.33)
Distributions from net realized gain on investment and foreign currency transactions	–0	–	(2.96)	(.02)	–0	–	–0	–	–0	–

Total dividends and distributions	(.73)	(3.61)	(.57)	(.54)	(.38)	(.33)

Net asset value, end of period	$15.86	$16.29	$29.55	$24.72	$20.54	$18.10

Total Return
Total investment return based on net asset value (d)	1.93	%*	(36.75	)%*	22.04	%*	23.49%	15.76%	24.01%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,178	$8,516	$17,616	$13,896	$9,766	$6,517
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.45	%(e)	1.23%	1.16%	1.20	%(f)	1.22%	1.30%
Expenses, before waivers and reimbursements	1.45	%(e)	1.23%	1.16%	1.20	%(f)	1.22%	1.43%
Net investment income	4.40	%(e)	2.42%	2.14%	2.41	%(f)	2.45%	2.41	%(b)
Portfolio turnover rate	26%	38%	34%	48%	52%	48%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Amount is less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of each share class for the six months ended June 30, 2009, the year ended December 31, 2008 and the year ended December 31, 2007 by 0.01%, 0.55% and 0.27%, respectively.

See notes to financial statements.

16

UTILITY INCOME PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Utility Income Portfolio (the “Portfolio”) at a meeting held on May 5-7, 2009.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s

17

AllianceBernstein Variable Products Series Fund

relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2009 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Standard & Poor’s 500 Utility Composite (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2009 and (in the case of comparisons with the Index) the since inception period (May 1994 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-, 5- and 10-year periods and 5th quintile of the Performance Group and the Performance Universe for the 3-year period, and that the Portfolio underperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Portfolio. The directors reviewed the relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which involved investments in securities of the same type that the Portfolio invests in (i.e., equity securities). The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the

18

UTILITY INCOME PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 55 basis points, plus the 14 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The directors noted that the Portfolio’s assets had declined significantly, primarily as a result of market declines rather than redemptions, and that the Portfolio’s fixed costs had resulted in an increase in the Portfolio’s expense ratio. The directors noted that the Portfolio’s small size (less than $35 million as of February 29, 2009) adversely affected the Portfolio’s expense ratio. For example, it resulted in the administrative expense reimbursement, which does not vary with a Portfolio’s size, having a significant effect on the Portfolio’s expense ratio. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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UTILITY INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Utility Income Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/09 ($MIL)	Portfolio
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$33.7	Utility Income Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $91,250 (0.14% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Utility Income Portfolio	Class A 0.98% Class B 1.23%	December 31

1

It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7 2009. At this meeting, the Board approved the liquidation and termination of the AllianceBernstein Utility Income Portfolio, which may consummated in the 3rd quarter of 2009 and the liquidation distributions made shortly thereafter.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

20

UTILITY INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. However, with respect to the Portfolio, the Adviser represented that there is no institutional product that has a similar investment style as the Portfolio.

The Adviser also manages AllianceBernstein Utility Income Fund, Inc. a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Utility Income Fund, Inc.4 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the Utility Income Fund, Inc. been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Utility Income Portfolio	Utility Income Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550	0.550

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s

4	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

21

AllianceBernstein Variable Products Series Fund

analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)5 at the approximate current asset level of the Portfolio. 6

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[7]	Lipper Exp. Group Median (%)	Rank
Utility Income Portfolio	0.550	0.700	1/9

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU8 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given bear market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.9

Portfolio	Expense Ratio (%)[10]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Utility Income Portfolio	0.979	0.799	8/9	0.823	11/12

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

5	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

6	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

7	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

8	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

9	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

10	Most recently completed fiscal year end Class A total expense ratio.

22

UTILITY INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2008, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $33,214 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2008, the Adviser determined that it made payments in the amount of $47,029 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $969 from the Portfolio.11

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,12 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

11	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2008.

12	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

23

AllianceBernstein Variable Products Series Fund

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli13 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.14 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year net performance rankings of the Portfolio15 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)16 for the periods ended January 31, 2009.17

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	–33.65	–33.65	–33.70	5/9	6/12
3 year	–3.41	–1.10	–1.00	8/9	10/12
5 year	5.91	5.91	5.91	4/7	5/9
10 year	2.42	2.07	2.31	3/6	4/8

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)18 versus its benchmark.19

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)		3 Year (%)		5 Year (%)	10 Year (%)	Since Inception (%)
Utility Income Portfolio	–	33.65	–	3.41	5.91	2.42	6.88
S&P 500 Utility Composite	–	24.26	–	0.18	7.70	3.11	7.11
Inception Date: May 11, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.
Dated: June 1, 2009

13	The Deli study was originally published in 2002 based on 1997 data.

14	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

15	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

16	The Portfolio’s PG/PU is identical to the Portfolio’s EG/EU.

17	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

18	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

19	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2009.

24

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Value Portfolio

June 30, 2009

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

VALUE PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each classes’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each classes’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Value Portfolio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$988.41	$3.60	0.73%
Hypothetical (5% return before expenses)	$1,000	$1,021.17	$3.66	0.73%

Class B
Actual	$1,000	$988.70	$4.83	0.98%
Hypothetical (5% return before expenses)	$1,000	$1,019.93	$4.91	0.98%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Exxon Mobil Corp.	$12,423,007	6.5%
AT&T, Inc.	8,259,300	4.3
Chevron Corp.	6,399,750	3.3
Pfizer, Inc.	6,343,500	3.3
JP Morgan Chase & Co.	5,522,409	2.9
Wells Fargo & Co.	4,420,172	2.3
Procter & Gamble Co.	4,070,933	2.1
News Corp.—Class A	3,744,210	1.9
Time Warner, Inc.	3,666,807	1.9
Merck & Co., Inc.	3,643,188	1.9

	$58,493,276	30.4%

SECTOR DIVERSIFICATION

June 30, 2009 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$37,068,181	19.8%
Energy	35,300,956	18.8
Consumer Discretionary	25,353,921	13.5
Consumer Staples	24,696,045	13.2
Health Care	21,804,879	11.6
Telecommunication Services	14,200,334	7.6
Information Technology	13,121,062	7.0
Industrials	8,428,329	4.5
Materials	5,264,624	2.8
Utilities	2,338,094	1.2

Total Investments	$187,576,425	100%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.5%

FINANCIALS–19.3%
CAPITAL MARKETS–3.5%
Deutsche Bank AG	35,100	$2,141,100
The Goldman Sachs Group, Inc.	17,400	2,565,456
Morgan Stanley	68,200	1,944,382

		6,650,938

COMMERCIAL BANKS–3.9%
BB&T Corp.	13,500	296,730
Regions Financial Corp.	115,200	465,408
U.S. Bancorp	131,700	2,360,064
Wells Fargo & Co.	182,200	4,420,172

		7,542,374

CONSUMER FINANCE–0.4%
Capital One Financial Corp.	32,600	713,288

DIVERSIFIED FINANCIAL SERVICES–3.3%
Bank of America Corp.	62,600	826,320
JP Morgan Chase & Co.	161,900	5,522,409

		6,348,729

INSURANCE–8.2%
ACE Ltd.	42,100	1,862,083
Allstate Corp.	84,500	2,061,800
Fidelity National Financial, Inc.–Class A	62,700	848,331
Genworth Financial, Inc.–Class A	110,000	768,900
Hartford Financial Services Group, Inc.	51,000	605,370
Lincoln National Corp.	93,200	1,603,972
MetLife, Inc.	73,500	2,205,735
PartnerRe Ltd.	4,300	279,285
Prudential Financial, Inc.	14,300	532,246
Torchmark Corp.	12,700	470,408
The Travelers Co., Inc.	50,100	2,056,104
Unum Group	95,000	1,506,700
XL Capital Ltd.–Class A	88,300	1,011,918

		15,812,852

		37,068,181

ENERGY–18.4%
ENERGY EQUIPMENT & SERVICES–0.3%
ENSCO International, Inc.	13,000	453,310

OIL, GAS & CONSUMABLE FUELS–18.1%
Apache Corp.	34,500	2,489,175
BP PLC (Sponsored ADR)	21,300	1,015,584
Chevron Corp.	96,600	6,399,750
ConocoPhillips	74,100	3,116,646
Devon Energy Corp.	53,200	2,899,400
EOG Resources, Inc.	15,900	1,079,928
Exxon Mobil Corp.	177,700	12,423,007
Nexen, Inc.	22,300	482,795
Occidental Petroleum Corp.	32,900	2,165,149
Royal Dutch Shell PLC (ADR)	42,700	2,143,113

Company	Shares	U.S. $ Value

Sunoco, Inc.	14,900	$345,680
Total SA (Sponsored ADR)	5,300	287,419

		34,847,646

		35,300,956

CONSUMER DISCRETIONARY–13.2%
AUTO COMPONENTS–0.6%
Autoliv, Inc.	18,800	540,876
Magna International, Inc.–Class A	14,500	612,480

		1,153,356

AUTOMOBILES–0.6%
Toyota Motor Corp. (Sponsored ADR)	16,600	1,253,798

HOUSEHOLD DURABLES–0.4%
DR Horton, Inc.	12,400	116,064
NVR, Inc.(a)	1,200	602,868

		718,932

MEDIA–6.6%
CBS Corp.–Class B	210,000	1,453,200
Comcast Corp.–Class A	34,900	505,701
News Corp.–Class A	411,000	3,744,210
Time Warner Cable, Inc.–Class A	58,600	1,855,862
Time Warner, Inc.	145,566	3,666,807
Viacom, Inc.–Class B(a)	52,400	1,189,480
The Walt Disney Co.	13,500	314,955

		12,730,215

MULTILINE RETAIL–1.2%
JC Penney Co., Inc.	35,300	1,013,463
Macy’s, Inc.	108,000	1,270,080

		2,283,543

SPECIALTY RETAIL–3.2%
AutoNation, Inc.(a)	50,500	876,175
Foot Locker, Inc.	40,400	422,988
The Gap, Inc.	89,200	1,462,880
Home Depot, Inc.	78,000	1,843,140
Limited Brands, Inc.	39,500	472,815
Lowe’s Cos, Inc.	50,900	987,969

		6,065,967

TEXTILES, APPAREL & LUXURY GOODS–0.6%
Jones Apparel Group, Inc.	107,000	1,148,110

		25,353,921

CONSUMER STAPLES–12.8%
BEVERAGES–1.8%
Coca-Cola Enterprises, Inc.	93,000	1,548,450
Pepsi Bottling Group, Inc.	54,000	1,827,360

		3,375,810

FOOD & STAPLES RETAILING–1.6%
The Kroger Co.	59,500	1,311,975

3

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Safeway, Inc.	44,900	$914,613
Sysco Corp.	39,300	883,464

		3,110,052

FOOD PRODUCTS–5.4%
Archer-Daniels-Midland Co.	92,500	2,476,225
Bunge Ltd.	34,100	2,054,525
ConAgra Foods, Inc.	73,500	1,400,910
Del Monte Foods Co.	76,600	718,508
Kraft Foods, Inc.–Class A	65,900	1,669,906
Sara Lee Corp.	119,800	1,169,248
Tyson Foods, Inc.–Class A	74,600	940,706

		10,430,028

HOUSEHOLD PRODUCTS–2.1%
Procter & Gamble Co.	79,666	4,070,933

TOBACCO–1.9%
Altria Group, Inc.	133,000	2,179,870
Reynolds American, Inc.	39,600	1,529,352

		3,709,222

		24,696,045

HEALTH CARE–11.3%
BIOTECHNOLOGY–0.9%
Amgen, Inc.(a)	33,400	1,768,196

HEALTH CARE PROVIDERS & SERVICES–0.5%
Cardinal Health, Inc.	34,700	1,060,085

PHARMACEUTICALS–9.9%
Eli Lilly & Co.	47,500	1,645,400
GlaxoSmithKline PLC (Sponsored ADR)	34,500	1,219,230
Johnson & Johnson	53,000	3,010,400
Merck & Co., Inc.	130,300	3,643,188
Pfizer, Inc.	422,900	6,343,500
Schering-Plough Corp.	124,000	3,114,880

		18,976,598

		21,804,879

TELECOMMUNICATION SERVICES–7.4%
DIVERSIFIED TELECOMMUNICATION SERVICES–5.8%
AT&T, Inc.	332,500	8,259,300
Verizon Communications, Inc.	93,200	2,864,036

		11,123,336

WIRELESS TELECOMMUNICATION SERVICES–1.6%
Sprint Nextel Corp.(a)	335,000	1,611,350
Vodafone Group PLC (Sponsored ADR)	75,200	1,465,648

		3,076,998

		14,200,334

Company	Shares	U.S. $ Value

INFORMATION TECHNOLOGY–6.8%
COMMUNICATIONS EQUIPMENT–3.2%
Motorola, Inc.	416,500	$2,761,395
Nokia OYJ (Sponsored ADR)–Class A	196,200	2,860,596
Telefonaktiebolaget LM Ericsson (Sponsored ADR)–Class B	54,500	533,010

		6,155,001

COMPUTERS & PERIPHERALS–0.4%
Western Digital Corp.(a)	31,600	837,400

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–2.5%
AU Optronics Corp. (Sponsored ADR)	88,800	859,584
Corning, Inc.	115,300	1,851,718
Tyco Electronics Ltd.	105,400	1,959,386
Vishay Intertechnology, Inc.(a)	5,500	37,345

		4,708,033

SOFTWARE–0.7%
Symantec Corp.(a)	91,300	1,420,628

		13,121,062

INDUSTRIALS–4.4%
AEROSPACE & DEFENSE–1.0%
Northrop Grumman Corp.	31,900	1,457,192
Raytheon Co.	12,000	533,160

		1,990,352

BUILDING PRODUCTS–0.4%
Masco Corp.	75,370	722,045

ELECTRICAL EQUIPMENT–0.3%
Cooper Industries Ltd.–Class A	18,000	558,900

INDUSTRIAL CONGLOMERATES–1.6%
3M Co.	12,500	751,250
General Electric Co.	203,000	2,379,160

		3,130,410

MACHINERY–1.1%
Caterpillar, Inc.	28,300	935,032
Ingersoll-Rand Co. Ltd.–Class A(a)	45,200	944,680
SPX Corp.	3,000	146,910

		2,026,622

		8,428,329

MATERIALS–2.7%
CHEMICALS–2.1%
E.I. Du Pont de Nemours & Co.	103,400	2,649,108
Eastman Chemical Co.	38,000	1,440,200

		4,089,308

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONTAINERS & PACKAGING–0.6%
Ball Corp.	4,600	$207,736
Sonoco Products Co.	40,400	967,580

		1,175,316

		5,264,624

UTILITIES–1.2%
ELECTRIC UTILITIES–0.7%
American Electric Power Co., Inc.	18,900	546,021
Pinnacle West Capital Corp.	26,600	801,990

		1,348,011

Company	Shares	U.S. $ Value

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.4%
RRI Energy, Inc.(a)	154,100	$772,041

MULTI-UTILITIES–0.1%
NiSource, Inc.	18,700	218,042

		2,338,094

TOTAL INVESTMENTS–97.5% (cost $221,534,129)		187,576,425
Other assets less liabilities–2.5%		4,811,074

NET ASSETS–100.0%		$192,387,499

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

5

VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $221,534,129)	$187,576,425
Cash	3,968,765
Receivable for investment securities sold	1,718,243
Dividends receivable	357,530
Receivable for capital stock sold	41,771

Total assets	193,662,734

LIABILITIES
Payable for investment securities purchased	953,391
Advisory fee payable	88,680
Payable for capital stock redeemed	76,992
Distribution fee payable	40,014
Administrative fee payable	26,590
Transfer Agent fee payable	124
Accrued expenses	89,444

Total liabilities	1,275,235

NET ASSETS	$192,387,499

COMPOSITION OF NET ASSETS
Capital stock, at par	$26,464
Additional paid-in capital	319,376,369
Undistributed net investment income	2,068,980
Accumulated net realized loss on investment transactions	(95,126,610)
Net unrealized depreciation of investments	(33,957,704)

$192,387,499

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,387,398	189,436	$7.32
B	$191,000,101	26,274,444	$7.27

See notes to financial statements.

6

VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $49,550)	$3,021,920

EXPENSES
Advisory fee (see Note B)	493,951
Distribution fee—Class B	222,854
Transfer agency—Class A	8
Transfer agency—Class B	1,072
Administrative	45,840
Custodian	42,968
Legal	30,364
Audit	22,800
Printing	16,494
Directors’ fees	1,250
Miscellaneous	4,540

Total expenses	882,141

Net investment income	2,139,779

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(64,205,277)
Net change in unrealized appreciation/depreciation of investments	58,543,447

Net loss on investment transactions	(5,661,830)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(3,522,051)

See notes to financial statements.

7

VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,139,779		$6,336,018
Net realized loss on investment transactions	(64,205,277)		(30,055,914)
Net change in unrealized appreciation/depreciation of investments	58,543,447		(119,837,734)

Net decrease in net assets from operations	(3,522,051)		(143,557,630)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(49,401)		(57,044)
Class B	(6,182,378)		(6,041,578)
Net realized gain on investment transactions
Class A	–0	–	(127,985)
Class B	–0	–	(15,403,529)
CAPITAL STOCK TRANSACTIONS
Net increase	3,570,953		31,235,456

Total decrease	(6,182,877)		(133,952,310)
NET ASSETS
Beginning of period	198,570,376		332,522,686

End of period (including undistributed net investment income of $2,068,980 and $6,160,980, respectively)	$192,387,499		$198,570,376

See notes to financial statements.

8

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction

9

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2009:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Common Stocks	$187,576,425		$–0	–	$–0	–	$187,576,425
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$187,576,425		$–0	–	$–0	–	$187,576,425

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“Fin 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

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AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Recent Accounting Pronouncements

During the period ended June 30, 2009, the Portfolio adopted FASB Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Portfolio did not engage in derivative transactions for the six months ended June 30, 2009.

In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 “Subsequent Events”, adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements issued on August 14, 2009. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2009, there were no such expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio paid $45,840 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended June 30, 2009.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2009, amounted to $117,135, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $576 for the six months ended June 30, 2009.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The

11

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2009, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$61,234,953		$59,472,629
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for the financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$12,794,785
Gross unrealized depreciation	(46,752,489)

Net unrealized depreciation	$(33,957,704)

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal type of derivatives utilized by the Portfolio, as well as the methods, in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

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AllianceBernstein Variable Products Series Fund

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2009, the Portfolio had no transactions in written options.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
Class A
Shares sold	18,463	24,081	$128,109	$254,818
Shares issued in reinvestment of dividends and distributions	6,552	15,317	49,401	185,029
Shares redeemed	(29,893)	(82,461)	(210,270)	(955,799)

Net decrease	(4,878)	(43,063)	$(32,760)	$(515,952)

Class B
Shares sold	1,812,507	4,461,742	$12,883,439	$52,208,769
Shares issued in reinvestment of dividends and distributions	826,521	1,790,076	6,182,378	21,445,107
Shares redeemed	(2,317,520)	(4,173,196)	(15,462,104)	(41,902,468)

Net increase	321,508	2,078,622	$3,603,713	$31,751,408

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments

13

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2009. Effective July 16, 2009, the Facility will be reduced to $140 million.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$10,155,739	$4,471,057
Net long-term capital gains	11,474,397	8,623,809

Total distributions paid	$21,630,136	$13,094,866

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$6,160,980
Accumulated capital and other losses	(30,921,333	)(a)
Unrealized appreciation/(depreciation)	(92,501,151)

Total accumulated earnings/(deficit)	$(117,261,504)

(a)	On December 31, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $14,448,964 of which $14,448,964 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital and foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio defers post-October capital losses of $16,472,369 to January 1, 2009.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defend-

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AllianceBernstein Variable Products Series Fund

ants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

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VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

			CLASS A
	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31,
			2008	2007	2006		2005		2004(a)
Net asset value, beginning of period	$7.67		$13.92	$15.08	$12.94		$12.63		$11.20

Income From Investment Operations
Net investment income (b)	.09		.27	.32	.26		.22	(c)	.25	(c)
Net realized and unrealized gain (loss) on investment transactions	(.17)		(5.62)	(.85)	2.42		.49		1.18

Net increase (decrease) in net asset value from operations	(.08)		(5.35)	(.53)	2.68		.71		1.43

Less: Dividends and Distributions
Dividends from net investment income	(.27)		(.28)	(.21)	(.16)		(.18)		–0	–
Distributions from net realized gain on investment transactions	–0	–	(.62)	(.42)	(.38)		(.22)		–0	–

Total dividends and distributions	(.27)		(.90)	(.63)	(.54)		(.40)		–0	–

Net asset value, end of period	$7.32		$7.67	$13.92	$15.08		$12.94		$12.63

Total Return
Total investment return based on net asset value (d)	(1.16	)%*	(40.83)%*	(3.95)%	21.32%		5.74%		12.77%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,387		$1,490	$3,305,460	$1,043,677		$290,673		$5,699
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.73	%(e)	.67%	.65%	.69	%(f)	.73%		.79	%(e)
Expenses, before waivers and reimbursements	.73	%(e)	.67%	.65%	.69	%(f)	.74%		.98	%(e)
Net investment income	2.63	%(e)	2.46%	2.17%	1.89	%(f)	1.74	%(c)	2.02	%(c)(e)
Portfolio turnover rate	34%		33%	20%	17%		21%		27%

See footnote summary on page 17.

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AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

			CLASS B
	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31,
			2008	2007	2006		2005		2004
Net asset value, beginning of period	$7.59		$13.79	$14.95	$12.84		$12.54		$11.16

Income From Investment Operations
Net investment income (b)	.08		.24	.27	.22		.17	(c)	.17	(c)
Net realized and unrealized gain (loss) on investment transactions	(.16)		(5.58)	(.83)	2.40		.50		1.31

Net increase (decrease) in net asset value from operations	(.08)		(5.34)	(.56)	2.62		.67		1.48

Less: Dividends and Distributions
Dividends from net investment income	(.24)		(.24)	(.18)	(.13)		(.15)		(.10)
Distributions from net realized gain on investment transactions	–0	–	(.62)	(.42)	(.38)		(.22)		–0	–

Total dividends and distributions	(.24)		(.86)	(.60)	(.51)		(.37)		(.10)

Net asset value, end of period	$7.27		$7.59	$13.79	$14.95		$12.84		$12.54

Total Return
Total investment return based on net asset value (d)	(1.13	)%*	(41.01)%*	(4.16)%	21.03%		5.48%		13.37%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$191,000		$197,080	$329,217	$308,635		$191,583		$151,793
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.98	%(e)	.92%	.90%	.94	%(f)	.98%		.97%
Expenses, before waivers and reimbursements	.98	%(e)	.92%	.90%	.94	%(f)	.99%		1.15%
Net investment income	2.38	%(e)	2.24%	1.82%	1.64	%(f)	1.38	%(c)	1.45	%(c)
Portfolio turnover rate	34%		33%	20%	17%		21%		27%

(a)	There were no Class A shares outstanding for the period May 11, 2004 through October 3, 2004.

(b)	Based on average shares outstanding.

(c)	Net of expenses waiver or reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlement, which enhanced the performance of each share class for the six months ended June 30, 2009 and the year ended December 31, 2008 by 0.02% and 0.02%, respectively.

See notes to financial statements.

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VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Value Portfolio (the “Portfolio”) at a meeting held on May 5-7, 2009.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s

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AllianceBernstein Variable Products Series Fund

relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the “Corresponding Fund”) and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the May 2009 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Value Index (the “Index”), in each case for the 1-, 3- and 5-year periods ended January 31, 2009 and (in the case of comparisons with the Index) the since inception period (July 2002 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods, and that the Portfolio underperformed the Index in all periods reviewed. The directors also reviewed performance information for periods ended March 31, 2009 (for which the data was not limited to Class A Shares), and noted that relative investment performance had improved in the most recent months and that the Portfolio had outperformed the Index, although it continued to lag the Lipper VA Large Cap Value Funds Average. Based on their review and their discussion of the reasons for the Portfolio’s performance with the Adviser, the directors retained confidence in the Adviser’s ability to advise the Portfolio and concluded that the Portfolio’s performance was acceptable. The directors determined to closely monitor the Portfolio’s performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule for clients with an investment style substantially similar to that of the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than certain registered investment companies with an investment style similar to that of the Portfolio that are sub-advised by the Adviser. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and

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CONTINUANCE DISCLOSURE
(Continued)	AllianceBernstein Variable Products Series Fund

redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 55 basis points, plus the 3 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that in light of the Portfolio’s historical investment performance, they had asked the Adviser to address the continued appropriateness of the Portfolio’s fee rate. In response the Adviser informed the directors that the Adviser had begun to implement changes and enhancements to address investment performance and discussed the new leadership for the Adviser effective December 2008. The Adviser further noted, among other things, that while it would take time to realize the benefits of these changes, relative investment performance in 2009 had shown improvement. The directors noted that they had discussed their concerns about the relative performance of a number of the AllianceBernstein equity funds with senior management of the Adviser. The directors also noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE CAPS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/09 ($MIL)	Portfolio
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$151.8	Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $90,250 (0.03% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7, 2009.

2	Future references to the Portfolio and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Portfolios, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

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SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Value Portfolio	Class A 1.20% Class B 1.45%	0.67% 0.92%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2009 net assets:

Portfolio	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Value Portfolio	$151.8	Diversified Value Schedule 65 bp on 1st $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $25m	0.424	0.550

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Value Fund, a retail mutual fund which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Value Fund5. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the Value Fund been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Value Portfolio	Value Fund	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550	0.550

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Funds had the fee schedules of the sub-advisory relationships been applicable to those Funds based on February 28, 2009 net assets and the Funds’ advisory fees:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)		Portfolio Advisory Fee (%)
Value Portfolio	Client #1	0.25% on 1st $500 million 0.20% on the balance	0.250		0.550

	Client #2[6,7]	0.50% on 1st $1 billion 0.40% on next $1 billion 0.30% on next $1 billion 0.20% on the balance	0.500		0.550

	Client #3[7]	0.23% on 1st $300 million 0.20% on the balance	0.230		0.550

	Client #4[7]	0.23% on 1st $300 million 0.20% on the balance	0.230		0.550

	Client #5	0.15% on 1st $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% thereafter +/– Performance Fee[8]	0.150	[9]	0.550

	Client #6	0.35%	0.350		0.550

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

5	It should be noted that the AllianceBernstein Mutual Portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Portfolio.

6	The client is an affiliate of the Adviser.

7	Assets are aggregated with other General Equity Portfolios for purposes of calculating the investment advisory fee.

8	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark over a cumulative 36-month period. The performance adjustment factor can range from –50% to +50% of the base fee.

9	This calculation excludes the performance fee.

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SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the Portfolio.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[12]	Lipper Exp. Group Median (%)	Rank
Value Portfolio	0.550	0.760	2/18

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given bear market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.14

Portfolio	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Value Portfolio	0.672	0.793	2/18	0.801	10/41

Based on this analysis, the Portfolio has equally favorable rankings on a management fee basis and a total expense ratio basis.

10	It should be noted that Lipper does not consider average account size when constructing EGs. Portfolios with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized Portfolios that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different Portfolios categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements related to expense caps that would effectively reduce the actual management fee.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

15	Most recently completed fiscal year end Class A total expense ratio.

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AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2008, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $702,304 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2008, the Adviser determined that it made payments in the amount of $342,647 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $969 from the Portfolio.16

The Portfolio may affect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Portfolio’s most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

16	The Portfolio (which includes the Portfolio and other series of the Portfolio) paid ABIS a flat fee of $18,000 in 2008.

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SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended January 31, 2009.22

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	–16.03	–12.38	–12.54	18/18	50/56
3 year	–6.65	–3.91	–4.21	16/16	39/48
5 year	–45.39	–39.37	–40.87	18/18	51/59

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18	The Deli study was originally published in 2002 based on 1997 data.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

21	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including or excluding a Portfolio from a PU is somewhat different from that of an EU.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

26

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)		3 Year (%)		5 Year (%)		Since Inception (%)	Annualized			Risk Period (Year)
								Volatility (%)	Sharpe (%)
Value Portfolio	–	45.39	–	16.03	–	6.65	0.46	14.66	–	0.61	5
Russell 1000 Value Index	–	41.78	–	13.09	–	3.52	2.78	13.92	–	0.41	5
Inception Date: July 22, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 1, 2009

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2009.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

27

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Wealth Appreciation Strategy Portfolio

June 30, 2009

Semi-Annual Report

SEMI-ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

WEALTH APPRECIATION STRATEGY PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wealth Appreciation Strategy Portfolio	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,040.15	$4.55	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.33	$4.51	0.90%

Class B
Actual	$1,000	$1,038.72	$5.81	1.15%
Hypothetical (5% return before expenses)	$1,000	$1,019.09	$5.76	1.15%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

WEALTH APPRECIATION STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS*
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
JP Morgan Chase & Co.	$484,533	2.7%
The Goldman Sachs Group, Inc.	451,166	2.5
Apple, Inc.	349,666	1.9
Google, Inc.—Class A	328,840	1.8
Exxon Mobil Corp.	321,586	1.8
Gilead Sciences, Inc.	278,464	1.6
Hewlett-Packard Co.	274,028	1.5
QUALCOMM, Inc.	241,820	1.3
AT&T, Inc.	231,012	1.3
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	230,171	1.3

	$3,191,286	17.7%

SECTOR DIVERSIFICATION

June 30, 2009 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$4,907,579	27.9%
Information Technology	2,164,599	12.3
Energy	2,059,148	11.7
Health Care	1,888,268	10.7
Consumer Discretionary	1,879,577	10.7
Consumer Staples	1,465,793	8.3
Industrials	1,155,311	6.6
Materials	870,285	4.9
Telecommunication Services	765,602	4.4
Utilities	436,380	2.5

Total Investments	$17,592,542	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

2

WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.6%

FINANCIALS–27.2%
CAPITAL MARKETS–4.9%
Bank of New York Mellon Corp.	660	$19,345
The Blackstone Group LP	6,356	66,992
Credit Suisse Group AG	1,943	89,021
Deutsche Bank AG	951	57,812
Franklin Resources, Inc.	395	28,444
The Goldman Sachs Group, Inc.	3,060	451,166
Julius Baer Holding AG	1,077	41,887
Macquarie Group Ltd.	700	21,915
Man Group PLC	9,494	43,519
Morgan Stanley	2,000	57,020

		877,121

COMMERCIAL BANKS–4.9%
ABSA Group Ltd.	600	8,562
Australia & New Zealand Banking Group Ltd.	2,300	30,481
Banco do Brasil SA	2,100	22,666
Banco Santander Central Hispano SA	5,378	65,010
Barclays PLC	3,100	14,406
BB&T Corp.	850	18,683
BNP Paribas SA	1,138	74,212
Commonwealth Bank of Australia	600	18,808
Credit Agricole SA	2,459	30,832
HSBC Holdings PLC	1,678	13,980
Industrial & Commercial Bank of China Ltd.–Class H	38,000	26,322
Intesa Sanpaolo SpA(a)	8,100	26,175
Itau Unibanco Holding SA (ADR)	1,150	18,204
KB Financial Group, Inc.(a)	600	20,003
Lloyds Banking Group PLC	29,890	34,457
National Australia Bank Ltd.	1,000	18,016
National Bank of Canada	200	9,242
Nordea Bank AB	2,030	16,133
Regions Financial Corp.	3,200	12,928
Societe Generale–Class A	562	30,849
Standard Bank Group Ltd.	1,800	20,708
Standard Chartered PLC	3,736	70,248
Sumitomo Mitsui Financial Group, Inc.	600	24,279
Turkiye Garanti Bankasi(a)	6,500	17,292
U.S. Bancorp	3,700	66,304
United Overseas Bank Ltd.	1,000	10,091
Wells Fargo & Co.	6,300	152,838
Westpac Banking Corp.	759	12,349

		884,078

CONSUMER FINANCE–0.3%
Capital One Financial Corp.	1,400	30,632
ORIX Corp.	300	17,856

		48,488

DIVERSIFIED FINANCIAL SERVICES–4.0%
Bank of America Corp.	3,000	39,600
CME Group, Inc.–Class A	355	110,444

Company	Shares	U.S. $ Value

Deutsche Boerse AG	326	$25,371
Hong Kong Exchanges and Clearing Ltd.	2,500	38,641
ING Group	3,000	30,393
JP Morgan Chase & Co.	14,205	484,533

		728,982

INSURANCE–3.1%
ACE Ltd.	1,000	44,230
Allianz SE	350	32,285
Allstate Corp.	2,200	53,680
Aviva PLC	4,570	25,731
Fairfax Financial Holdings Ltd.	50	12,552
Genworth Financial, Inc.–Class A	3,000	20,970
Hartford Financial Services Group, Inc.	2,300	27,301
Industrial Alliance Insurance and Financial Services, Inc.	300	6,641
Lincoln National Corp.	1,600	27,536
MetLife, Inc.	2,150	64,522
Muenchener Rueckversicherungs AG (MunichRe)	300	40,532
PartnerRe Ltd.	500	32,475
QBE Insurance Group Ltd.	1,528	24,451
Torchmark Corp.	550	20,372
The Travelers Co., Inc.	1,350	55,404
Unum Group	2,700	42,822
XL Capital Ltd.–Class A	2,800	32,088

		563,592

REAL ESTATE INVESTMENT TRUSTS (REITs)–6.2%
Alexandria Real Estate Equities, Inc.	260	9,305
Ascendas Real Estate Investment Trust	20,000	21,805
BioMed Realty Trust, Inc.	850	8,696
Boston Properties, Inc.	550	26,235
Brandywine Realty Trust	1,965	14,639
British Land Co. PLC	1,293	8,142
Camden Property Trust	305	8,418
Canadian Real Estate Investment Trust	1,318	27,875
CapitaMall Trust	10,220	9,829
CBL & Associates Properties, Inc.	1,620	8,732
Cominar Real Estate Investment Trust	1,100	14,640
Corio NV	180	8,779
Corporate Office Properties Trust	1,025	30,063
Developers Diversified Realty Corp.	3,200	15,616
Dexus Property Group	40,222	24,200
DiamondRock Hospitality Co.	1,350	8,451
Digital Realty Trust, Inc.	775	27,784
Duke Realty Corp.	1,000	8,770
DuPont Fabros Technology, Inc.	900	8,478
Entertainment Properties Trust	575	11,845
Equity Residential	225	5,002
Eurocommercial Properties NV	300	9,265

3

WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Extra Space Storage, Inc.	1,100	$9,185
First Potomac Realty Trust	900	8,775
Fonciere Des Regions	175	13,195
Government Properties Income Trust(a)	500	10,265
Great Portland Estates PLC	3,281	11,890
H&R Real Estate Investment Trust	1,000	9,440
HCP, Inc.	860	18,223
Health Care REIT, Inc.	525	17,902
Home Properties, Inc.	425	14,492
Hospitality Properties Trust	400	4,756
Host Hotels & Resorts, Inc.	1,066	8,944
ING Office Fund	20,600	7,612
Japan Real Estate Investment Corp.–Class A	2	16,590
Kilroy Realty Corp.	180	3,697
Kite Realty Group Trust	2,100	6,132
Klepierre	1,599	41,438
Land Securities Group PLC	2,773	21,564
LaSalle Hotel Properties	300	3,702
Liberty International PLC	900	5,900
The Link REIT	4,500	9,564
Macerich Co.	542	9,545
Mack-Cali Realty Corp.	1,125	25,650
Macquarie CountryWide Trust	10,133	4,411
Mercialys SA	153	4,727
Mid-America Apartment Communities, Inc.	385	14,133
Morguard Real Estate Investment Trust	1,500	12,445
National Retail Properties, Inc.	550	9,542
Nationwide Health Properties, Inc.	420	10,811
Nomura Real Estate Office Fund, Inc.–Class A	3	19,072
Orix JREIT, Inc.–Class A	1	4,579
Primaris Retail Real Estate Investment Trust	1,681	17,111
ProLogis	1,550	12,493
Public Storage	115	7,530
Rayonier, Inc.	425	15,449
Realty Income Corp.	200	4,384
Regency Centers Corp.	375	13,091
RioCan Real Estate Investment Trust (Toronto)	997	13,097
Simon Property Group, Inc.	1,069	54,979
SL Green Realty Corp.	270	6,194
Societe Immobiliere de Location pour l’Industrie et le Commerce	100	8,847
Stockland	5,040	13,001
Sunstone Hotel Investors, Inc.	1,885	10,085
Tanger Factory Outlet Centers	375	12,161
Taubman Centers, Inc.	510	13,699
UDR, Inc.	850	8,780
Unibail-Rodamco	652	97,483
Ventas, Inc.	925	27,620
Vornado Realty Trust	310	13,959
Weingarten Realty Investors	525	7,618

Company	Shares	U.S. $ Value

Wereldhave NV	170	$12,673
Westfield Group	8,501	77,804

		1,122,808

REAL ESTATE MANAGEMENT & DEVELOPMENT–3.8%
Agile Property Holdings Ltd.	14,000	19,946
Brookfield Properties Corp. (New York)	1,200	9,564
Brookfield Properties Corp. (Toronto)	1,300	10,282
China Overseas Land & Investment Ltd.	16,000	36,928
China Vanke Co. Ltd.–Class B	9,000	12,971
First Capital Realty, Inc.	600	8,594
GAGFAH SA	1,100	9,140
Henderson Land Development Co. Ltd.	8,000	45,650
Jones Lang LaSalle, Inc.	300	9,819
Kerry Properties Ltd.	6,449	28,092
Lend Lease Corp. Ltd.	8,227	46,298
Mitsubishi Estate Co., Ltd.	3,000	49,805
Mitsui Fudosan Co., Ltd.	3,900	67,642
Multiplan Empreendimentos Imobiliarios SA	2,300	23,464
New World Development Co., Ltd.	30,786	55,416
NTT Urban Development Corp.	41	39,523
Savills PLC	2,800	13,237
Sino-Ocean Land Holdings Ltd.	14,500	16,465
Sumitomo Realty & Development	2,000	36,517
Sun Hung Kai Properties Ltd.	8,700	108,035
Swire Pacific Ltd.	1,000	10,038
Yanlord Land Group Ltd.	16,000	25,084

		682,510

		4,907,579

INFORMATION TECHNOLOGY–12.0%
COMMUNICATIONS EQUIPMENT–3.0%
Cisco Systems, Inc.(a)	8,075	150,518
Motorola, Inc.	9,700	64,311
Nokia OYJ	3,000	43,942
QUALCOMM, Inc.	5,350	241,820
Research In Motion Ltd.(a)	208	14,778
Telefonaktiebolaget LM Ericsson–Class B	3,000	29,554

		544,923

COMPUTERS & PERIPHERALS–4.0%
Apple, Inc.(a)	2,455	349,666
Fujitsu Ltd.	5,000	27,161
Hewlett-Packard Co.	7,090	274,028
Toshiba Corp.	6,000	21,738
Western Digital Corp.(a)	1,700	45,050

		717,643

4

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.9%
AU Optronics Corp.	11,000	$10,618
Corning, Inc.	2,500	40,150
FUJIFILM Holdings Corp.	600	19,095
Keyence Corp.	100	20,373
Nippon Electric Glass Co. Ltd.	2,000	22,359
Tyco Electronics Ltd.	2,900	53,911

		166,506

INTERNET SOFTWARE & SERVICES–2.0%
Google, Inc.–Class A(a)	780	328,840
Telecity Group PLC(a)	1,875	9,206
Tencent Holdings Ltd.	2,000	23,205

		361,251

IT SERVICES–0.4%
Visa, Inc.–Class A	970	60,392

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.4%
Altera Corp.	1,485	24,176
ASML Holding NV	1,062	23,019
Intel Corp.	6,665	110,306
Samsung Electronics Co. Ltd.	70	32,366
Taiwan Semiconductor Manufacturing Co. Ltd.	9,000	14,771
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored ADR)	5,450	51,284
United Microelectronics Corp.	72	24

		255,946

SOFTWARE–0.3%
SAP AG	395	15,926
Symantec Corp.(a)	2,700	42,012

		57,938

		2,164,599

ENERGY–11.4%
ENERGY EQUIPMENT & SERVICES–2.3%
Cameron International Corp.(a)	2,325	65,798
ENSCO International, Inc.	450	15,691
National Oilwell Varco, Inc.(a)	895	29,231
Rowan Cos., Inc.	850	16,422
Saipem SpA	1,400	34,204
Schlumberger Ltd.	4,245	229,697
Tenaris SA	1,953	26,643

		417,686

OIL, GAS & CONSUMABLE FUELS–9.1%
Apache Corp.	2,145	154,762
BG Group PLC	3,335	56,160
BP PLC	7,400	58,473
Chevron Corp.	2,900	192,125

Company	Shares	U.S. $ Value

ConocoPhillips	2,600	$109,356
Devon Energy Corp.	1,500	81,750
ENI SpA	1,600	37,947
EOG Resources, Inc.	1,450	98,484
Exxon Mobil Corp.	4,600	321,586
LUKOIL (OTC US) (Sponsored ADR)	600	26,692
Nexen, Inc.	401	8,712
Occidental Petroleum Corp.	1,900	125,039
Petro-Canada	800	30,895
Petroleo Brasileiro SA (ADR)	1,950	79,911
Petroleo Brasileiro SA (Sponsored ADR)	450	15,012
PTT PCL	2,400	16,484
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	2,600	65,149
StatoilHydro ASA	4,105	81,087
Suncor Energy Inc	547	16,634
Sunoco, Inc.	250	5,800
Total SA	1,096	59,404

		1,641,462

		2,059,148

HEALTH CARE–10.5%
BIOTECHNOLOGY–2.4%
Amgen, Inc.(a)	700	37,058
Celgene Corp.(a)	2,445	116,969
Gilead Sciences, Inc.(a)	5,945	278,464

		432,491

HEALTH CARE EQUIPMENT & SUPPLIES–1.0%
Alcon, Inc.	650	75,478
Baxter International, Inc.	1,295	68,583
Covidien PLC	600	22,464
St. Jude Medical, Inc.(a)	300	12,330

		178,855

HEALTH CARE PROVIDERS & SERVICES–0.8%
Cardinal Health, Inc.	800	24,440
Celesio AG	300	6,891
Fresenius Medical Care AG & Co. KGaA	250	11,234
Medco Health Solutions, Inc.(a)	2,100	95,781

		138,346

PHARMACEUTICALS–6.3%
AstraZeneca PLC	1,300	57,320
Bayer AG	500	26,870
Eli Lilly & Co.	1,600	55,424
GlaxoSmithKline PLC	2,600	45,925
Johnson & Johnson	1,500	85,200
Merck & Co., Inc.	4,800	134,208
Mitsubishi Tanabe Pharma Corp.	1,000	11,489
Novartis AG	900	36,636
Novo Nordisk A/S–Class B	740	40,304
Pfizer, Inc.	12,400	186,000
Roche Holding AG	332	45,236

5

WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Sanofi-Aventis	1,665	$98,385
Schering-Plough Corp.	3,400	85,408
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	4,665	230,171

		1,138,576

		1,888,268

CONSUMER DISCRETIONARY–10.4%
AUTO COMPONENTS–0.1%
Denso Corp.	700	17,943

AUTOMOBILES–0.8%
Bayerische Motoren Werke AG	434	16,394
Honda Motor Co. Ltd.	800	22,009
Nissan Motor Co. Ltd.	5,000	30,344
Renault SA(a)	800	29,557
Toyota Motor Corp.	500	18,909
Toyota Motor Corp. (Sponsored ADR)	420	31,723

		148,936

DISTRIBUTORS–0.1%
Genuine Parts Co.	200	6,712
Li & Fung Ltd.	4,000	10,680

		17,392

HOTELS, RESTAURANTS & LEISURE–1.2%
Carnival PLC	1,543	41,096
Compass Group PLC	3,793	21,410
McDonald’s Corp.	2,120	121,879
TABCORP Holdings Ltd.	2,800	16,114
Thomas Cook Group PLC	2,500	8,471
TUI Travel PLC	2,600	9,939

		218,909

HOUSEHOLD DURABLES–0.6%
DR Horton, Inc.	1,900	17,784
Electrolux AB Series B(a)	500	6,995
MRV Engenharia e Participacoes SA	1,000	13,554
Sharp Corp.	2,000	20,749
Sony Corp.	900	23,480
Whirlpool Corp.	750	31,920

		114,482

INTERNET & CATALOG RETAIL–0.2%
Amazon.Com, Inc.(a)	510	42,666

LEISURE EQUIPMENT & PRODUCTS–0.0%
Namco Bandai Holdings, Inc.	800	8,774

MEDIA–3.5%
British Sky Broadcasting Group PLC	2,048	15,374
CBS Corp.–Class B	5,900	40,828
Comcast Corp.–Class A	1,000	14,490
Lagardere SCA	475	15,836

Company	Shares	U.S. $ Value

Liberty Media Corp.–Entertainment Series A(a)	1,375	$36,781
News Corp.–Class A	12,300	112,053
Pearson PLC	1,186	11,944
SES SA (FDR)	1,649	31,532
Time Warner Cable, Inc.–Class A	3,743	118,541
Time Warner, Inc.	4,133	104,110
Viacom, Inc.–Class B(a)	1,800	40,860
The Walt Disney Co.	3,430	80,022

		622,371

MULTILINE RETAIL–1.8%
JC Penney Co., Inc.	1,400	40,194
Kohl’s Corp.(a)	3,470	148,343
Macy’s, Inc.	2,000	23,520
Next PLC	810	19,625
Takashimaya Co. Ltd.	1,000	7,871
Target Corp.	2,015	79,532

		319,085

SPECIALTY RETAIL–1.8%
AutoNation, Inc.(a)	1,700	29,495
Foot Locker, Inc.	1,700	17,799
The Gap, Inc.	1,700	27,880
Hennes & Mauritz AB–Class B	341	17,028
Home Depot, Inc.	2,200	51,986
Kingfisher PLC	8,448	24,785
Limited Brands, Inc.	2,600	31,122
Lowe’s Cos, Inc.	6,010	116,654

		316,749

TEXTILES, APPAREL & LUXURY GOODS–0.3%
Jones Apparel Group, Inc.	2,200	23,606
Nike, Inc.–Class B	440	22,783
Yue Yuen Industrial Holdings Ltd.	2,500	5,881

		52,270

		1,879,577

CONSUMER STAPLES–8.2%
BEVERAGES–1.5%
Anheuser-Busch InBev NV	1,240	44,962
The Coca-Cola Co.	265	12,717
Coca-Cola Enterprises, Inc.	3,300	54,945
Pepsi Bottling Group, Inc.	1,300	43,992
PepsiCo, Inc.	2,055	112,943

		269,559

FOOD & STAPLES RETAILING–2.3%
Aeon Co. Ltd.	1,800	17,761
Casino Guichard Perrachon SA	100	6,773
Costco Wholesale Corp.	2,710	123,847
Delhaize Group	300	21,121
Koninklijke Ahold NV	1,800	20,751
The Kroger Co.	1,400	30,870
Metro AG	400	19,111
Safeway, Inc.	1,250	25,462
Sysco Corp.	1,100	24,728

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Tesco PLC	11,004	$64,262
Wal-Mart Stores, Inc.	1,225	59,339

		414,025

FOOD PRODUCTS–2.0%
Archer-Daniels-Midland Co.	2,600	69,602
Associated British Foods PLC	1,500	18,897
Bunge Ltd.	625	37,656
ConAgra Foods, Inc.	1,700	32,402
Del Monte Foods Co.	2,000	18,760
General Mills, Inc.	375	21,008
Kraft Foods, Inc.–Class A	1,900	48,146
Nestle SA	1,011	38,174
Sara Lee Corp.	3,400	33,184
Smithfield Foods, Inc.(a)	1,300	18,161
Tyson Foods, Inc.–Class A	2,200	27,742

		363,732

HOUSEHOLD PRODUCTS–1.3%
Colgate-Palmolive Co.	430	30,418
Kimberly-Clark Corp.	325	17,040
Procter & Gamble Co.	2,485	126,983
Reckitt Benckiser Group PLC	1,046	47,769

		222,210

PERSONAL PRODUCTS–0.1%
L’Oreal SA	231	17,340

TOBACCO–1.0%
Altria Group, Inc.	3,400	55,726
British American Tobacco PLC	1,758	48,528
Lorillard, Inc.	475	32,191
Reynolds American, Inc.	1,100	42,482

		178,927

		1,465,793

INDUSTRIALS–6.4%
AEROSPACE & DEFENSE–0.6%
BAE Systems PLC	4,501	25,152
Bombardier, Inc.–Class B	2,400	7,118
Northrop Grumman Corp.	1,000	45,680
Raytheon Co.	725	32,212

		110,162

AIR FREIGHT & LOGISTICS–0.3%
Deutsche Post AG	1,150	15,016
FedEx Corp.	755	41,993

		57,009

AIRLINES–0.1%
Deutsche Lufthansa AG	600	7,535
Qantas Airways Ltd.	7,000	11,335

		18,870

BUILDING PRODUCTS–0.1%
Masco Corp.	2,700	25,866

CONSTRUCTION & ENGINEERING–0.1%
China Railway Construction Corp. Ltd.–Class H(a)	7,500	11,509

Company	Shares	U.S. $ Value

ELECTRICAL EQUIPMENT–1.3%
Cooper Industries Ltd.–Class A	500	$15,525
Emerson Electric Co.	2,545	82,458
Gamesa Corp. Tecnologica SA	1,380	26,310
Schneider Electric SA	300	22,961
Vestas Wind Systems A/S(a)	439	31,505
Vestas Wind Systems A/S (ADR)(a)	2,600	62,010

		240,769

INDUSTRIAL CONGLOMERATES–0.9%
Bidvest Group Ltd.	1,200	15,058
General Electric Co.	11,000	128,920
Textron, Inc.	1,900	18,354

		162,332

MACHINERY–1.6%
Atlas Copco AB–Class A	1,661	16,725
Caterpillar, Inc.	800	26,432
Crane Co.	600	13,386
Danaher Corp.	1,290	79,644
Dover Corp.	1,100	36,399
Illinois Tool Works, Inc.	1,710	63,851
MAN SE	207	12,737
NGK Insulators Ltd.	1,000	20,382
SPX Corp.	300	14,691

		284,247

MARINE–0.1%
Mitsui OSK Lines Ltd.	2,000	12,925

PROFESSIONAL SERVICES–0.1%
Adecco SA	300	12,539
Randstad Holding NV(a)	400	11,116

		23,655

ROAD & RAIL–0.5%
East Japan Railway Co.	100	6,021
Hertz Global Holdings, Inc.(a)	2,300	18,377
Union Pacific Corp.	1,290	67,157

		91,555

TRADING COMPANIES & DISTRIBUTORS–0.7%
Mitsubishi Corp.	2,500	46,133
Mitsui & Co. Ltd.	4,800	56,879
Wolseley PLC(a)	700	13,400

		116,412

		1,155,311

MATERIALS–4.8%
CHEMICALS–1.9%
Air Products & Chemicals, Inc.	1,010	65,236
BASF SE	700	27,889
E.I. Du Pont de Nemours & Co.	3,000	76,860
Eastman Chemical Co.	800	30,320
JSR Corp.	900	15,416
Mitsubishi Chemical Holdings Corp.	2,500	10,574
Mitsui Chemicals, Inc.	500	1,594

7

WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Monsanto Co.	980	$72,853
Syngenta AG	193	44,905

		345,647

CONSTRUCTION MATERIALS–0.1%
CRH PLC (Dublin)	128	2,942
CRH PLC (London)	803	18,390

		21,332

CONTAINERS & PACKAGING–0.2%
Amcor Ltd.	2,569	10,330
Sonoco Products Co.	600	14,370

		24,700

METALS & MINING–2.5%
Anglo American PLC	598	17,485
ArcelorMittal	755	25,208
ArcelorMittal (Euronext Amsterdam)	1,406	46,529
ArcelorMittal (New York)	1,485	49,124
Barrick Gold Corp.	820	27,600
BHP Billiton Ltd.	500	13,698
BHP Billiton PLC	1,725	38,879
Freeport-McMoRan Copper & Gold, Inc.	2,055	102,976
MMC Norilsk Nickel (ADR)(a)	2,035	18,518
Nucor Corp.	275	12,218
Rio Tinto PLC	436	15,099
Rio Tinto PLC (Sponsored ADR)	180	29,497
Sumitomo Metal Mining Co. Ltd.	1,000	14,048
Vale SA–Class B (ADR)	1,365	24,065
Xstrata PLC	1,839	19,987

		454,931

PAPER & FOREST PRODUCTS–0.1%
Svenska Cellulosa AB–Class B	2,000	21,057

		867,667

TELECOMMUNICATION SERVICES–4.3%
DIVERSIFIED TELECOMMUNICATION SERVICES–3.4%
AT&T, Inc.	9,300	231,012
BCE, Inc.	400	8,253
Bezeq Israeli Telecommunication Corp. Ltd.	4,300	7,937
BT Group PLC	9,820	16,453
Deutsche Telekom AG	2,700	31,921
France Telecom SA	1,300	29,580
Nippon Telegraph & Telephone Corp.	700	28,508
Telecom Corp. of New Zealand Ltd.	9,303	16,321
Telecom Italia SpA (ordinary shares)	13,100	18,163
Telecom Italia SpA (savings shares)	12,500	12,314

Company	Shares	U.S. $ Value

Telefonica SA	5,003	$113,617
TELUS Corp.–Class A	500	12,896
Verizon Communications, Inc.	2,500	76,825

		603,800

WIRELESS TELECOMMUNICATION SERVICES–0.9%
KDDI Corp.	4	21,224
MTN Group Ltd.	892	13,700
Sprint Nextel Corp.(a)	14,500	69,745
Vodafone Group PLC	29,375	57,133

		161,802

		765,602

UTILITIES–2.4%
ELECTRIC UTILITIES–0.7%
American Electric Power Co., Inc.	500	14,445
CEZ	600	26,818
E.ON AG	1,100	39,048
Electricite de France	200	9,766
Pinnacle West Capital Corp.	1,100	33,165
The Tokyo Electric Power Co., Inc.	300	7,713

		130,955

GAS UTILITIES–0.0%
Atmos Energy Corp.	275	6,886

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.2%
Drax Group PLC	1,300	9,410
Iberdrola Renovables SA(a)	2,585	11,851
RRI Energy, Inc.(a)	3,000	15,030

		36,291

MULTI-UTILITIES–1.5%
Alliant Energy Corp.	1,000	26,130
Centrica PLC	16,307	59,961
CMS Energy Corp.	2,200	26,576
Consolidated Edison, Inc.	325	12,161
Dominion Resources, Inc.	800	26,736
GDF Suez	437	16,358
National Grid PLC	1,474	13,301
NiSource, Inc.	2,800	32,648
RWE AG	380	29,967
Xcel Energy, Inc.	1,000	18,410

		262,248

		436,380

Total Common Stocks (cost $18,608,534)		17,589,924

RIGHTS–0.0%

MATERIALS–0.0%
METALS & MINING–0.0%
Rio Tinto PLC(a) (cost $3,386)	228	2,618

TOTAL INVESTMENTS–97.6% (cost $18,611,920)		17,592,542
Other assets less liabilities–2.4%		429,414

NET ASSETS–100.0%		$18,021,956

8

AllianceBernstein Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 8/17/09	34	$25,129	$27,300	$2,171
Australian Dollar settling 8/17/09	88	66,836	70,659	3,823
Australian Dollar settling 8/17/09	26	19,583	20,876	1,293
Australian Dollar settling 8/17/09	76	58,490	61,024	2,534
Australian Dollar settling 8/17/09	60	46,801	48,177	1,376
Australian Dollar settling 9/15/09	10	7,592	8,013	421
Australian Dollar settling 9/15/09	143	109,165	114,340	5,175
Australian Dollar settling 9/15/09	41	33,329	32,852	(477)
Australian Dollar settling 9/15/09	84	66,439	67,066	627
Australian Dollar settling 9/15/09	64	50,801	51,281	480
Australian Dollar settling 9/15/09	29	22,661	23,237	576
British Pound settling 8/17/09	32	50,965	52,644	1,679
British Pound settling 8/17/09	22	35,284	36,193	909
British Pound settling 8/17/09	69	112,653	113,514	861
British Pound settling 8/17/09	6	9,913	9,871	(42)
British Pound settling 9/15/09	88	143,356	144,759	1,403
British Pound settling 9/15/09	30	49,175	49,350	175
Canadian Dollar settling 8/17/09	12	10,385	10,319	(66)
Canadian Dollar settling 9/15/09	14	12,352	12,041	(311)
Euro settling 8/17/09	182	247,311	255,316	8,005
Euro settling 8/17/09	28	39,721	39,280	(441)
Euro settling 8/17/09	44	62,405	61,725	(680)
Euro settling 9/15/09	37	51,204	51,899	695
Japanese Yen settling 8/17/09	1,799	18,842	18,685	(157)
Japanese Yen settling 8/17/09	27,563	286,863	286,270	(593)
Japanese Yen settling 8/17/09	2,872	29,949	29,829	(120)
Japanese Yen settling 8/17/09	4,337	45,509	45,044	(465)
Japanese Yen settling 9/15/09	2,425	24,559	25,194	635
Japanese Yen settling 9/15/09	5,079	52,106	52,768	662
Japanese Yen settling 9/15/09	15,162	155,547	157,525	1,978
New Zealand Dollar settling 8/17/09	54	32,365	34,744	2,379
New Zealand Dollar settling 8/17/09	28	18,074	18,015	(59)
New Zealand Dollar settling 8/17/09	106	66,949	68,200	1,251
New Zealand Dollar settling 9/15/09	74	46,074	47,522	1,448
Norwegian Krone settling 8/17/09	402	62,124	62,441	317
Norwegian Krone settling 9/15/09	64	9,772	9,934	162
Norwegian Krone settling 9/15/09	259	40,640	40,201	(439)
Norwegian Krone settling 9/15/09	681	105,895	105,703	(192)
Swedish Krona settling 8/17/09	135	17,827	17,497	(330)
Swedish Krona settling 8/17/09	48	6,280	6,221	(59)
Swedish Krona settling 8/17/09	50	6,293	6,480	187
Swedish Krona settling 9/15/09	93	12,280	12,053	(227)
Swedish Krona settling 9/15/09	64	8,159	8,295	136

9

WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2009	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Australian Dollar settling 9/15/09	9	$7,050	$7,211	$(161)
British Pound settling 8/17/09	17	25,580	27,967	(2,387)
British Pound settling 8/17/09	18	27,197	29,612	(2,415)
British Pound settling 8/17/09	8	12,110	13,161	(1,051)
British Pound settling 8/17/09	363	562,207	597,181	(34,974)
British Pound settling 9/15/09	10	14,696	16,121	(1,425)
British Pound settling 9/15/09	124	202,462	204,637	(2,175)
Canadian Dollar settling 8/17/09	20	17,252	17,200	52
Canadian Dollar settling 8/17/09	23	19,885	19,779	106
Canadian Dollar settling 8/17/09	27	24,073	23,219	854
Canadian Dollar settling 9/15/09	64	58,002	55,047	2,955
Canadian Dollar settling 9/15/09	114	102,864	97,623	5,241
Canadian Dollar settling 9/15/09	14	12,910	12,213	697
Euro settling 8/17/09	16	22,350	22,445	(95)
Euro settling 8/17/09	20	27,722	28,057	(335)
Euro settling 8/17/09	41	57,556	57,516	40
Euro settling 9/15/09	33	45,372	46,288	(916)
Euro settling 9/15/09	4	5,587	5,611	(24)
Euro settling 9/15/09	7	9,810	9,819	(9)
Japanese Yen settling 8/17/09	12,123	127,745	125,910	1,835
Japanese Yen settling 8/17/09	5,488	56,823	56,999	(176)
Japanese Yen settling 8/17/09	9,128	94,835	94,804	31
Japanese Yen settling 8/17/09	2,278	23,228	23,659	(431)
Japanese Yen settling 8/17/09	345	3,519	3,583	(64)
Japanese Yen settling 8/17/09	7,209	73,528	74,873	(1,345)
Japanese Yen settling 9/15/09	17,587	183,734	182,720	1,014
Japanese Yen settling 9/15/09	7,098	74,154	73,745	409
Japanese Yen settling 9/15/09	850	8,865	8,831	34
Japanese Yen settling 9/15/09	787	8,271	8,176	95
Norwegian Krone settling 9/15/09	64	9,907	9,934	(27)
Swedish Krona settling 8/17/09	433	56,243	56,121	122
Swedish Krona settling 9/15/09	93	11,849	12,053	(204)
Swedish Krona settling 9/15/09	64	8,298	8,295	3
Swedish Krona settling 9/15/09	501	63,201	64,932	(1,731)
Swiss Franc settling 8/17/09	123	110,727	113,268	(2,541)
Swiss Franc settling 8/17/09	9	8,169	8,288	(119)
Swiss Franc settling 9/15/09	16	14,729	14,740	(11)

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

FDR—Fiduciary Depositary Receipt

LP—Limited Partnership

REIT—Real Estate Investment Trust

See notes to financial statements.

10

WEALTH APPRECIATION STRATEGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $18,611,920)	$17,592,542
Cash	417,833
Foreign currencies, at value (cost $29,236)	29,316
Unrealized appreciation of forward currency exchange contracts	54,846
Receivable for investment securities sold	68,087
Dividends receivable	43,512
Receivable for capital stock sold	15,831
Receivable due from Adviser	11,693

Total assets	18,233,660

LIABILITIES
Unrealized depreciation of forward currency exchange contracts	57,274
Payable for investment securities purchased and foreign currency contracts	94,802
Custodian fee payable	33,302
Legal fee payable	12,123
Distribution fee payable	3,716
Transfer Agent fee payable	124
Accrued expenses	10,363

Total liabilities	211,704

NET ASSETS	$18,021,956

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,826
Additional paid-in capital	27,106,897
Undistributed net investment income	11,895
Accumulated net realized loss on investment and foreign currency transactions	(8,079,143)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(1,020,519)

$18,021,956

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$17,282	2,697	$6.41
B	$18,004,674	2,822,945	$6.38

See notes to financial statements.

11

WEALTH APPRECIATION STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $15,671)	$236,085

EXPENSES
Advisory fee (see Note B)	51,513
Distribution fee—Class B	19,799
Transfer agency—Class B	1,225
Custodian	78,590
Administrative	46,000
Legal	11,778
Audit	6,182
Directors’ fees	1,250
Printing	392
Miscellaneous	6,985

Total expenses	223,714
Less: expenses waived and reimbursed by the Adviser (see Note B)	(132,447)

Net expenses	91,267

Net investment income	144,818

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investment transactions	(3,822,982)
Foreign currency transactions	(16,382)
Net change in unrealized appreciation/depreciation of:
Investments	4,524,333
Foreign currency denominated assets and liabilities	(97,570)

Net gain on investment and foreign currency transactions	587,399

NET INCREASE IN NET ASSETS FROM OPERATIONS	$732,217

See notes to financial statements.

12

WEALTH APPRECIATION STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Six Months Ended June 30, 2009 (unaudited)		Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$144,818		$326,779
Net realized loss on investment and foreign currency transactions	(3,839,364)		(4,103,785)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	4,426,763		(9,165,065)

Net increase (decrease) in net assets from operations	732,217		(12,942,071)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(302)		(113)
Class B	(287,334)		(265,360)
Net realized gain on investment and foreign currency transactions
Class A	–0	–	(1,326)
Class B	–0	–	(3,973,479)
CAPITAL STOCK TRANSACTIONS
Net increase	1,555,992		3,973,951

Total increase (decrease)	2,000,573		(13,208,398)
NET ASSETS
Beginning of period	16,021,383		29,229,781

End of period (including undistributed net investment income of $11,895 and $154,713, respectively)	$18,021,956		$16,021,383

See notes to financial statements.

13

WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Wealth Appreciation Strategy Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or

14

AllianceBernstein Variable Products Series Fund

liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2009:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Financials	$2,761,797		$2,145,782		$–0	–	$4,907,579
Information Technology	1,851,243		313,356		–0	–	2,164,599
Energy	1,596,904		445,760		16,484		2,059,148
Health Care	1,507,978		380,290		–0	–	1,888,268
Consumer Discretionary	1,426,837		452,740		–0	–	1,879,577
Consumer Staples	1,100,345		365,448		–0	–	1,465,793
Industrials	710,946		444,365		–0	–	1,155,311
Materials	548,045		322,240		–0	–	870,285
Telecommunication Services	390,478		375,124		–0	–	765,602
Utilities	212,187		224,193		–0	–	436,380

	12,106,760		5,469,298	+	16,484		17,592,542
Other Financial Instruments*	–0	–	(2,428)		–0	–	(2,428)

Total	$12,106,760		$5,466,870		$16,484		$17,590,114

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of trading in such markets. To account for this, the Portfolio may frequently value its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks		Other Financial Instruments
Balance as of 12/31/08	$12,076		$–0	–
Accrued discounts/premiums	–0	–	–0	–
Realized gain (loss)	–0	–	–0	–
Change in unrealized appreciation/depreciation	4,408		–0	–*
Net purchases (sales)	–0	–	–0	–
Net transfers in and/or out of Level 3	–0	–	–0	–

Balance as of 6/30/09	$16,484		$–0	–

Net change in unrealized appreciation/depreciation from investments still held as of 6/30/09	$4,408		$–0	–

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

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WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

9. Recent Accounting Pronouncements

During the period ended in May 31, 2009, the Fund adopted FASB Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” FAS 161 requires enhanced disclosure

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AllianceBernstein Variable Products Series Fund

about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements (see Note D.1).

In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 “Subsequent Events”, adopted by the Portfolio as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements issued on August 14, 2009. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90% and 1.15% of the daily average net assets for Class A and Class B shares, respectively. Prior to February 12, 2007, the Portfolio’s total operating expenses on an annual basis were limited to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2009, the Adviser waived fees and reimbursed expenses in the amount of $86,447.

Pursuant to the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser’s agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $46,000 for the six months ended June 30, 2009.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2009, amounted to $12,868, of which $6 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $576 for the six months ended June 30, 2009.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

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WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2009 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$8,726,269		$7,529,395
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for the financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$1,283,468
Gross unrealized depreciation	(2,302,846)

Net unrealized depreciation	$(1,019,378)

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

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AllianceBernstein Variable Products Series Fund

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2009, the Portfolio had no transactions in written options.

At June 30, 2009, the Portfolio had entered into the following derivatives (not designated as hedging instruments under FAS No. 133 “ Accounting for Derivative Instruments and Hedging Activities”):

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$54,846	Unrealized depreciation of forward currency exchange contracts	$57,274

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2009:

Derivatives Not Accounted for as Hedging Instruments under Statement 133	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; change in unrealized appreciation/(depreciation) of foreign currency denominated assets and liabilities	$(23,556)	$(98,728)

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

19

WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008		Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
Class A
Shares sold	1,453	507		$8,568	$2,987
Shares issued in reinvestment of dividends and distributions	31	–0	–	206	–0	–
Shares redeemed	(38)	(26)		(223)	(158)

Net increase	1,446	481		$8,551	$2,829

Class B
Shares sold	517,321	565,810		$2,985,215	$4,974,579
Shares issued in reinvestment of dividends and distributions	44,002	411,538		287,334	4,238,839
Shares redeemed	(303,637)	(660,466)		(1,725,108)	(5,242,296)

Net increase	257,686	316,882		$1,547,441	$3,971,122

NOTE F: Risk Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2009. Effective July 16, 2009, the Facility will be reduced to $140 million.

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AllianceBernstein Variable Products Series Fund

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$272,052	$856,669
Net long-term capital gains	3,968,226	2,186,102

Total distributions paid	$4,240,278	$3,042,771

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$275,360
Accumulated capital and other losses	(3,550,220	)(a)
Unrealized appreciation/(depreciation)	(6,259,737	)(b)

Total accumulated earnings/(deficit)	$(9,534,597	)(c)

(a)	On December 31, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $1,912,559 of which $1,912,559 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital and foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio deferred post-October capital losses of $1,637,661 to January 1, 2009.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of partnership items, the tax treatment of passive foreign investment companies, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to deferred income from an underlying security.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

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WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Plan of Liquidation and Termination

At the meeting of the Fund’s Board of Directors (“the Directors”) held on May 6, 2009, the Directors approved a Plan of Liquidation and Termination (“The Plan”) which provides for the complete liquidation of all of the assets of the Portfolio and the payment of all known obligations. The Plan also provides that following the liquidation of the Portfolio’s assets, the Portfolio will cease its business as an investment company and will not engage in any business activities except for the purpose of winding up its business and affairs, and distributing its remaining assets to shareholders in accordance with the Plan. The liquidation is expected to be consummated in the third quarter of 2009 and the liquidating distributions will be made shortly thereafter.

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WEALTH APPRECIATION STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31,	July 1, 2004(a) to December 31, 2004
2008	2007	2006	2005
Net asset value, beginning of period	$6.28	$13.06	$13.53	$11.79	$10.69	$10.00

Income From Investment Operations
Net investment income (b)(c)	.06	.15	.15	.09	.04	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.20	(5.06)	.56	1.94	1.15	.68
Contributions from Adviser	–0	–	–0	–	.00	(d)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.26	(4.91)	.71	2.03	1.19	.69

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.15)	(.28)	(.02)	(.05)	–0	–
Distributions from net realized gain on investment and foreign currency transactions	–0	–	(1.72)	(.90)	(.27)	(.04)	–0	–

Total dividends and distributions	(.13)	(1.87)	(1.18)	(.29)	(.09)	–0	–

Net asset value, end of period	$6.41	$6.28	$13.06	$13.53	$11.79	$10.69

Total Return
Total investment return based on net asset value (e)	4.02%	(43.22)%	5.00%	17.60%	11.22%	6.90%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17	$8	$10	$7,688	$6,538	$5,877
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	.90	%(f)	.90%	.96%	1.20	%(g)	1.20%	1.20	%(f)
Expenses, before waivers and reimbursements	2.57	%(f)	2.11%	1.82%	1.99	%(g)	2.45%	4.33	%(f)
Net investment income (c)	2.06	%(f)	1.62%	1.05%	.69	%(g)	.42%	.25	%(f)
Portfolio turnover rate	48%	72%	61%	63%	61%	14%

See footnote summary on page 24.

23

WEALTH APPRECIATION STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31,	July 1, 2004(a) to December 31, 2004
2008	2007	2006	2005
Net asset value, beginning of period	$6.24	$13.00	$13.46	$11.74	$10.67	$10.00

Income From Investment Operations
Net investment income (b)(c)	.05	.13	.11	.06	.02	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.19	(5.05)	.57	1.93	1.13	.64
Contributions from Adviser	–0	–	–0	–	.00	(d)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.24	(4.92)	.68	1.99	1.15	.67

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.12)	(.24)	–0	–	(.04)	–0	–
Distributions from net realized gain on investment and foreign currency transactions	–0	–	(1.72)	(.90)	(.27)	(.04)	–0	–

Total dividends and distributions	(.10)	(1.84)	(1.14)	(.27)	(.08)	–0	–

Net asset value, end of period	$6.38	$6.24	$13.00	$13.46	$11.74	$10.67

Total Return
Total investment return based on net asset value (e)	3.87%	(43.44)%	4.84%	17.32%	10.93%	6.70%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,005	$16,013	$29,220	$29,531	$25,420	$10,416
Ratio to average net assets of:
Expenses, net of waivers and reimbursements	1.15	%(f)	1.15%	1.18%	1.45	%(g)	1.45%	1.45	%(f)
Expenses, before waivers and reimbursements	2.82	%(f)	2.30%	2.15%	2.25	%(g)	2.70%	4.78	%(f)
Net investment income (c)	1.83	%(f)	1.37%	.79%	.46	%(g)	.15%	.71	%(f)
Portfolio turnover rate	48%	72%	61%	63%	61%	14%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived and reimbursed by the Adviser.

(d)	Amount is less than $0.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

24

WEALTH APPRECIATION STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Wealth Appreciation Strategy Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

INVESTMENT ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 06/30/08 ($MIL)	Portfolio
Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$25.8	Wealth Appreciation Strategy Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $94,000 (0.27% of the Portfolio’s average daily net assets) for such services but waived the amount in its entirety.

1	It should be noted that the information in the fee summary was completed on July 24, 2008 and presented to the Board of Directors on August 5-7, 2008.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

25

WEALTH APPRECIATION STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Portfolio’s total operating expense to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. It should be noted that the expense caps of the portfolio were reduced to the percentages set forth below effective February 12, 2007. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days of written notice. Set forth below are the Portfolios’ expense caps and gross expense ratios as of December 31, 2007:

Portfolio	Expense Cap Pursuant to Expense Limitations Undertaking	Gross Expense Ratio (12/31/07)	Fiscal Year End
Wealth Appreciation Strategy Portfolio	Class A 0.90% Class B 1.15%	1.82% 2.15%	December 31

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.4 With respect to the Portfolio, the Adviser represented that there is no category in the Form ADV for institutional products that has a similar investment style as the Portfolio.

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

26

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Wealth Appreciation Strategy (“Wealth Appreciation Strategy”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedules of AllianceBernstein Wealth Appreciation Strategy5 and what would have been the effective advisory fee of the Portfolio had the fee schedule of Wealth Appreciation Strategy been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Portfolio Adv. Fee (%)
Wealth Appreciation Strategy Portfolio	Wealth Appreciation Strategy	0.65% on first $2.5 billion 0.55% on next $2.5 billion 0.50% on the balance	0.65	0.65

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)6 at the approximate current asset level of the Portfolio.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio.

Portfolio	Contractual Management Fee[8]	Lipper Group Median	Rank
Wealth Appreciation Strategy Portfolio[9]	0.650	0.890	3/12

5	It should be noted that the ABMF was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the ABMF.

6	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

7	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

8	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. As previously noted, the Adviser waived such reimbursements during the most recently completed fiscal year. In addition, the contractual management fee does not reflect any advisory fee waivers or expense caps that would effectively reduce the actual management fee.

9	The Portfolio’s EG includes the Fund, six other variable insurance products (“VIP”) Global Growth funds (“GLGE”) and five VIP Global Core funds (“GLCE”).

27

WEALTH APPRECIATION STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.10 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.11 Since the Portfolio’s expense cap was reduced effective February 12, 2007, supplemental pro-forma information (shown in bold and italicized) is also provided.12

Portfolio	Expense Ratio (%)[13]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Wealth Appreciation Strategy Portfolio[14]	0.964	0.954	7/12	0.864	20/29
pro-forma[15]	0.900	0.954	6/12	0.864	18/29

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a pro-forma total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s net revenue from providing investment advisory services to the Portfolio was negative during the calendar years 2007 and 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2007, ABI received $74,017 in Rule 12b-1 fees from the Portfolio.

10	It should be noted that the expansion of such Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested only that the EG be expanded.

11	Except for the asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, EU allows for the same advisor to be represented by more than just one fund.

12	The pro-forma expense ratio shows what would have been the total expense ratio of the Portfolio had the change to the Portfolio’s expense cap been in effect for the Portfolio’s full fiscal year.

13	Most recently completed fiscal year end Class A total expense ratio.

14	The Portfolio’s EU includes the Portfolio, EG and all other VIP GLGE and GLCE funds, excluding outliers.

15	Note that the EG/EU medians are the same for the non-pro-forma EG/EU and the pro-forma EG/EU. Lipper includes the Portfolio twice (on a non-pro-forma basis and on a pro-forma basis) to calculate the EG/EU median. Lipper does not include the Portfolio twice when considering the number of funds for ranking.

28

AllianceBernstein Variable Products Series Fund

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2007, the Adviser determined that it made payments in the amount of $182,867 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). For the fiscal year ended December 31, 2007, the Portfolio paid ABIS a fee of $786.16

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s research expenses and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th – 75th percentile range of their comparable peers.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

16	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2007.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18	The Deli study was originally published in 2002 based on 1997 data.

19	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

29

WEALTH APPRECIATION STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of the AllianceBernstein Mutual Funds were generally in line with their peers.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $717 billion as of June 30, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 and 3 year net performance rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended April 30, 2008.22

Wealth Appreciation Strategy Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	–6.00	–2.99	–3.30	6/7	20/24
3 year	10.65	13.53	13.15	5/6	17/18

Set forth below are the 1, 3 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.

	Periods Ending April 30, 2008 Annualized Performance
	1 Year (%)		3 Year (%)	Since Inception (%)[24]
Wealth Appreciation Strategy Portfolio	–	6.00	10.65	8.78
70% S&P Stock Index / 30% MSCI EAFE Index (Net)	–	3.75	10.64	10.21
S&P 500 Stock Index	–	4.68	8.23	7.45
MSCI EAFE Index (Net)	–	1.78	16.25	15.87
Inception Date: July 1, 2004

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 3, 2008

20	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

21	The Portfolio’s PG/PU are not identical to the Portfolio’s EG/EU as the criteria for including in or excluding a fund in/from a PU is somewhat different from that of an EU.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2008.

30

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Variable Products Series Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: August 24, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: August 24, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: August 24, 2009